UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management

Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report July 31, 2013

Columbia Global Opportunities Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Global Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Global Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Global Opportunities Fund (the Fund) Class A shares returned 12.35% excluding sales charges for the 12 months ended July 31, 2013.

>	The Fund outperformed its Blended Index, which advanced 9.15% over the same 12-month period.

>

During the 12 months, the Fund’s broad-based equity benchmark, the MSCI ACWI All Cap Index (Net), returned 21.43% and the Fund’s broad-based fixed-income benchmark, the Barclays Global Aggregate Bond Index, returned -2.09%.

>

Favorable asset allocations decisions, including an overweight in equities and an underweight in interest-sensitive bonds, gave the biggest boost to performance versus the Blended Index. Security selection also aided results.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	01/23/85
Excluding sales charges		12.35	4.85	6.53
Including sales charges		5.92	3.61	5.90
Class B	03/20/95
Excluding sales charges		11.56	4.06	5.73
Including sales charges		6.56	3.72	5.73
Class C	06/26/00
Excluding sales charges		11.55	4.08	5.73
Including sales charges		10.55	4.08	5.73
Class K	03/20/95	12.55	5.02	6.70
Class R**	12/11/06	11.99	4.57	6.27
Class R4**	11/08/12	12.54	4.89	6.54
Class R5**	11/08/12	12.62	4.90	6.55
Class Z**	09/27/10	12.65	5.03	6.62
Blended Index		9.15	4.58	n/a	*
MSCI ACWI All Cap Index (Net)		21.43	4.33	n/a	*
Barclays Global Aggregate Bond Index		-2.09	3.91	5.23

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the new Blended Index that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.

**	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund’s Blended Index consists of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Bond Index and reflects reinvested dividends net of withholding taxes on the MSCI ACWI All Cap Index portion of the Blended Index but reflects no deduction for fees, expenses or other taxes.

2	Annual Report 2013

Columbia Global Opportunities Fund

Performance Overview (continued)

The MSCI ACWI All Cap Index (Net) captures large, mid, small and micro cap representation across 24 developed markets countries and large, mid and small cap representation across 21 emerging markets countries.

The Barclays Global Aggregate Bond Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013	3

Columbia Global Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the MSCI ACWI All Cap Index (Net) and Blended Index is 12/01/07, which is after commencement of Fund operations. A $10,000 investment in the Fund since 08/01/03 was equal to $15,914 on 12/01/07. For comparison with the MSCI ACWI All Cap Index (Net) and Blended Index, the chart shows each of these indexes, as of 12/01/07, with a starting account value of $16,885, which represents the account value of the Fund’s Class A shares at 12/01/07, minus the sales charge paid on such Class A shares, which is not applicable to an index.

On October 1, 2012, a new Blended Index (consisting of 50% MSCI ACWI All Cap Index (Net) and 50% Barclays Global Aggregate Bond Index) replaced the former Blended Index (consisting of 45% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Gross)) as a benchmark for the Fund. The MSCI ACWI All Cap Index (Net) replaced the S&P 500 Index as a benchmark for the Fund and the Barclays Global Aggregate Bond Index was added as a new benchmark for the Fund. These benchmark changes were made based on a recommendation by the Fund’s Investment Manager to the Fund’s Board of Trustees (the Board) that the new benchmarks provide a more appropriate basis for comparing the Fund’s performance.

4	Annual Report 2013

Columbia Global Opportunities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned 12.35% excluding sales charges. The Fund’s Blended Index advanced 9.15% over the reporting period. During the same time frame, the MSCI ACWI All Cap Index (Net) returned 21.43% and the Barclays Global Aggregate Bond Index returned -2.09%. The Fund outpaced its Blended Index largely because of favorable asset allocation. Security selection also contributed. Futures contracts were useful in managing shifts in asset allocation and interest-rate sensitivity.

Tailwinds for Equities, Headwinds for Bonds

Stocks posted strong gains over the 12-month period, particularly in developed markets. Equity markets benefited early on as central bank actions reduced the risk of a widening sovereign debt crisis in Europe and the potential for a double-dip recession in the U.S. Signs of recovery in the U.S. housing market and a decline in unemployment helped bolster returns here, as did a legislative agreement at year-end that postponed automatic federal government spending cuts and tax increases from going into effect. Although U.S. stocks pulled back in late May and early June amid fears the Federal Reserve (the Fed) was getting ready to taper its stimulus support, encouraging second-quarter earnings releases and reassurance from the Fed based on a downward revision to first-quarter economic growth spurred the market to a strong finish. Anticipation that the recession in Europe was nearly over gave a lift to markets there, while government efforts to resuscitate the economy led to steep gains in Japan. Emerging markets dramatically underperformed, hurt in large part by concern that China’s economic engine was slowing.

By contrast, most fixed-income investments declined for the year, pressured especially in June by rising U.S. interest rates. Government bonds fell the most, but investment grade corporate bonds also suffered. The one bright spot was U.S. high-yield debt, which gained as the economic outlook improved.

Strong Positioning in Equities

Although investors moved cautiously, they began taking on more risk over the period, favoring U.S. equities, particularly those paying dividends. The Fund began the period with an underweight in stocks, but ended 2012 with a sizable overweight, at roughly 65% of assets. This allocation helped performance as stocks rallied sharply early in 2013 and continued to climb through the spring. A bias toward U.S. stocks and a sizable underweight in emerging markets further aided performance. Having less exposure to foreign currencies than the Blended Index also helped. Some of these gains were offset by an underweight in Japan — one of the best performing markets in the world — and a modest out-of-blended-index stake in commodities — including gold, copper and oil — that was intended to broaden the Fund’s diversification but produced disappointing results. By period end, we had reduced both the equity overweight and exposure to commodities.

Gains from Global Bond Underweight

Given expectations for global inflation and weakening currencies in overseas markets, such as Japan, we kept a sizable underweight in government and investment-grade corporate bonds. This positioning benefited relative performance. An overweight in U.S. high-yield corporate issues also aided results, as did above-average exposure to convertible bonds, which rallied along with equities, and a small overweight in emerging market debt, which offered relatively high yields. A modest stake in alternative assets, mainly absolute return strategies, helped provide stability to the portfolio.

Portfolio Management

Jeffrey Knight, CFA*

Anwiti Bahuguna, Ph.D.

Fred Copper, CFA

Orhan Imer, Ph.D., CFA

Toby Nangle*

Gene Tannuzzo, CFA

*Effective February 2013, Jeffrey Knight joined Columbia Management as the Fund’s Lead Portfolio Manager and Head of Global Asset Allocation. Effective August 2013, Toby Nangle was named a Portfolio Manager of the Fund.

Top Ten Holdings (%) (at July 31, 2013)
Google, Inc., Class A	1.1
BlackRock, Inc.	1.1
Johnson & Johnson	1.0
Thermo Fisher Scientific, Inc.	1.0
Gilead Sciences, Inc.	1.0
Chevron Corp.	1.0
Comerica, Inc.	0.9
Citigroup, Inc.	0.9
MetLife, Inc.	0.9
Home Depot, Inc. (The)	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at July 31, 2013)
Alternative Investment Funds	6.7
Asset-Backed Securities — Non-Agency	0.2
Commercial Mortgage-Backed Securities — Non-Agency	0.3
Common Stocks	63.2
Consumer Discretionary	9.3
Consumer Staples	5.1
Energy	5.2
Financials	13.5
Health Care	7.1
Industrials	7.9
Information Technology	9.5
Materials	3.1
Telecommunication Services	0.8
Utilities	1.7
Convertible Bonds	2.2
Convertible Preferred Stocks	0.7
Consumer Discretionary	0.1

Annual Report 2013	5

Columbia Global Opportunities Fund

Manager Discussion of Fund Performance (continued)

Portfolio Breakdown (%) (at July 31, 2013)
Consumer Staples	0.1
Energy	0.1
Financials	0.2
Health Care	0.0	(a)
Industrials	0.1
Utilities	0.1
Corporate Bonds & Notes	6.9
Fixed-Income Funds	1.0
Foreign Government Obligations	5.9
Inflation-Indexed Bonds	0.5
Money Market Funds	6.3
Options Purchased Calls	0.0	(a)
Options Purchased Puts	0.0	(a)
Preferred Stocks	0.4
Residential Mortgage-Backed Securities — Agency	4.2
Residential Mortgage-Backed Securities — Non-Agency	0.3
Senior Loans	0.1
U.S. Government & Agency Obligations	0.8
U.S. Treasury Obligations	0.3
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

Investment Risks

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Derivative instruments are financial instruments that have a value dependent on the value of something else, such as one or more underlying securities. Gains or losses may be substantial, because a relatively small price movement in an underlying security may result in a substantial gain or loss.

Looking Ahead

Central banks have begun the conversation about tapering their stimulus support. While changes may not be imminent, we believe the issue will take center stage over the coming year and could lead to market volatility. We’re also aware that correlations among asset classes have changed, and bonds are no longer the obvious choice for creating a more stable portfolio of assets. The Fund ended the period with a more modest overweight in stocks with a bias toward U.S. large-cap stocks and underweights in most international markets, except Japan. Within fixed-income, we favored high-yield bonds, with continued underweights in government and investment grade corporate bonds. The Fund had an overweight in certain alternative investments, particularly absolute return strategies, to help add stability and diversification to the portfolio.

6	Annual Report 2013

Columbia Global Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.30	1,019.04	5.83	5.81	1.16
Class B	1,000.00	1,000.00	1,022.00	1,015.32	9.58	9.54	1.91
Class C	1,000.00	1,000.00	1,022.10	1,015.32	9.58	9.54	1.91
Class K	1,000.00	1,000.00	1,026.90	1,019.79	5.08	5.06	1.01
Class R	1,000.00	1,000.00	1,024.10	1,017.75	7.13	7.10	1.42
Class R4	1,000.00	1,000.00	1,026.50	1,020.23	4.62	4.61	0.92
Class R5	1,000.00	1,000.00	1,027.00	1,020.73	4.12	4.11	0.82
Class Z	1,000.00	1,000.00	1,026.70	1,020.23	4.62	4.61	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013	7

Columbia Global Opportunities Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 63.9%
Issuer	Shares	Value ($)
Consumer Discretionary 9.5%
Auto Components 0.5%

Continental AG	6,762	1,065,106

Dana Holding Corp.	32,900	718,865

Kongsberg Automotive Holding ASA(a)	1,952,753	1,053,787

Motherson Sumi Systems Ltd.	152,215	514,221

Tenneco, Inc.(a)	9,600	463,968

TS Tech Co., Ltd.	24,000	786,902

Total		4,602,849

Automobiles 0.8%

Brilliance China Automotive Holdings Ltd.(a)	166,000	198,209

Daihatsu Motor Co., Ltd.	118,000	2,593,688

Fuji Heavy Industries Ltd.	73,000	1,797,371

Kia Motors Corp.	3,187	180,708

Tata Motors Ltd.	66,126	315,851

Tofas Turk Otomobil Fabrikasi AS	43,518	288,853

Toyota Motor Corp.	18,600	1,131,823

Total		6,506,503

Diversified Consumer Services 0.2%

Capella Education Co.(a)	13,000	637,130

Grand Canyon Education, Inc.(a)	3,100	104,842

Outerwall, Inc.(a)	10,900	602,225

Total		1,344,197

Hotels, Restaurants & Leisure 1.0%

AFC Enterprises, Inc.(a)	6,100	224,480

Brinker International, Inc.	94,990	3,813,848

Hotel Shilla Co., Ltd.	8,980	531,572

Multimedia Games Holdings Co., Inc.(a)	17,600	615,824

Papa John’s International, Inc.(a)	1,700	113,662

Red Robin Gourmet Burgers, Inc.(a)	2,700	153,576

Sands China Ltd.	164,400	888,547

Sonic Corp.(a)	8,900	136,793

Starwood Hotels & Resorts Worldwide, Inc.	34,700	2,295,405

Total		8,773,707

Household Durables 0.3%

Arcelik AS	96,023	639,839

Arnest One Corp.	37,200	703,295

Forbo Holding AG	1,465	1,059,036

Haier Electronics Group Co., Ltd.	47,000	84,696

Total		2,486,866

Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Catalog Retail 0.3%

1-800-Flowers.com, Inc., Class A(a)	12,300	80,934

Expedia, Inc.	46,759	2,203,752

Orbitz Worldwide, Inc.(a)	11,300	104,073

Total		2,388,759

Leisure Equipment & Products 0.5%

Giant Manufacturing Co., Ltd.	31,000	234,360

Mattel, Inc.	65,650	2,759,269

Smith & Wesson Holding Corp.(a)	58,700	695,008

Sturm Ruger & Co., Inc.	11,200	569,744

Total		4,258,381

Media 2.5%

CyberAgent, Inc.	442	1,030,413

Daiichikosho Co., Ltd.	74,400	2,079,769

DISH Network Corp., Class A	86,146	3,846,419

Entravision Communications Corp., Class A	42,900	244,101

LIN Media LLC, Class A(a)	38,700	625,005

Metropole Television SA	42,635	839,732

News Corp., Class A(a)	48,085	765,994

Nexstar Broadcasting Group, Inc., Class A	5,800	209,032

Sinclair Broadcast Group, Inc., Class A	3,500	98,735

Twenty-First Century Fox, Inc.	192,341	5,747,149

Valassis Communications, Inc.	8,500	243,355

Walt Disney Co. (The)	82,315	5,321,665

Total		21,051,369

Multiline Retail 1.2%

Kohl’s Corp.	58,285	3,087,939

PT Matahari Department Store Tbk(a)	409,500	495,535

Robinson Department Store PCL, Foreign Registered Shares	208,300	375,805

SACI Falabella	41,775	426,815

Target Corp.	80,162	5,711,543

Total		10,097,637

Specialty Retail 1.9%

Buckle, Inc. (The)	11,300	632,574

Cato Corp. (The), Class A	15,696	441,842

Express, Inc.(a)	5,800	130,790

Francesca’s Holdings Corp.(a)	19,900	494,714

Gap, Inc. (The)	143,380	6,581,142

Home Depot, Inc. (The)	92,489	7,309,406

Pier 1 Imports, Inc.	7,800	183,300

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Rent-A-Center, Inc.	17,296	691,667

Total		16,465,435

Textiles, Apparel & Luxury Goods 0.3%

Arezzo Industria e Comercio SA	19,300	304,134

Iconix Brand Group, Inc.(a)	19,000	623,960

Youngone Corp.	37,210	1,151,670

Total		2,079,764

Total Consumer Discretionary		80,055,467

Consumer Staples 5.1%
Beverages 0.1%

Companhia de Bebidas Americas, ADR	12,248	462,729

LT Group, Inc.	671,100	321,209

Total		783,938

Food & Staples Retailing 2.0%

Clicks Group Ltd.	27,778	161,275

Eurocash SA	31,442	585,320

Koninklijke Ahold NV	188,454	3,105,040

Kroger Co. (The)	153,190	6,015,771

Lawson, Inc.	16,500	1,292,989

Magnit OJSC, GDR(b)	6,598	380,045

PT Sumber Alfaria Trijaya Tbk	4,600,000	286,451

Shoprite Holdings Ltd.	18,277	309,059

Wal-Mart Stores, Inc.	62,290	4,854,883

Total		16,990,833

Food Products 1.0%

AVI Ltd.	66,376	386,834

Cal-Maine Foods, Inc.	7,809	395,760

ConAgra Foods, Inc.	132,080	4,782,617

Nestlé SA, Registered Shares	24,273	1,644,516

Pilgrim’s Pride Corp.(a)	35,900	596,658

PT Nippon Indosari Corpindo Tbk	531,500	374,917

Want Want China Holdings Ltd.	274,000	370,761

Total		8,552,063

Personal Products 0.2%

Dr Ci:Labo Co., Ltd.	227	605,539

Hypermarcas SA	42,400	309,262

Inter Parfums, Inc.	3,800	125,324

Medifast, Inc.(a)	7,300	199,582

Revlon, Inc., Class A(a)	2,800	70,252

Usana Health Sciences, Inc.(a)	8,300	685,746

Total		1,995,705

Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 1.8%

Altria Group, Inc.	171,369	6,008,197

ITC Ltd.	49,959	280,880

Japan Tobacco, Inc.	97,700	3,410,788

Philip Morris International, Inc.	50,660	4,517,859

PT Gudang Garam Tbk	103,290	425,001

Universal Corp.	10,100	619,130

Total		15,261,855

Total Consumer Staples		43,584,394

Energy 5.2%
Energy Equipment & Services 0.5%

Anton Oilfield Services Group Ltd.	144,000	89,557

Basic Energy Services, Inc.(a)	23,400	267,696

Exterran Holdings, Inc.(a)	10,500	333,375

Newpark Resources, Inc.(a)	14,900	170,456

Superior Energy Services, Inc.(a)	113,411	2,905,590

TGC Industries, Inc.	31,815	285,381

Total		4,052,055

Oil, Gas & Consumable Fuels 4.7%

Alon USA Energy, Inc.	11,300	154,358

Chevron Corp.	61,687	7,765,776

China Petroleum & Chemical Corp., Class H	586,600	435,685

Cloud Peak Energy, Inc.(a)	24,200	387,926

ConocoPhillips	73,680	4,778,885

Continental Resources, Inc.(a)	42,719	3,942,964

Cosan Ltd., Class A	9,620	154,690

Delek U.S. Holdings, Inc.	3,800	114,950

Dragon Oil PLC	206,659	1,949,156

Energy XXI Bermuda Ltd.	12,500	335,625

EPL Oil & Gas, Inc.(a)	17,300	556,368

Gazprom OAO, ADR(a)	38,330	297,058

Green Plains Renewable Energy, Inc.(a)	4,400	72,864

Japan Petroleum Exploration Co.	18,200	780,849

Lukoil OAO, ADR	9,121	539,918

Marathon Petroleum Corp.	48,956	3,589,944

Pacific Rubiales Energy Corp.	15,146	294,485

PetroChina Co., Ltd., Class H	320,000	373,799

PTT PCL, Foreign Registered Shares	84,900	897,665

Royal Dutch Shell PLC, Class B	141,248	4,983,992

Stone Energy Corp.(a)	12,475	303,891

Total SA	52,887	2,821,364

Ultrapar Participacoes SA	20,300	478,725

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
VAALCO Energy, Inc.(a)	49,700	308,140

Western Refining, Inc.	21,400	644,782

Williams Companies, Inc. (The)	97,643	3,336,461

Total		40,300,320

Total Energy		44,352,375

Financials 13.6%
Capital Markets 1.4%

Apollo Investment Corp.	70,900	576,417

BlackRock Kelso Capital Corp.	13,900	140,529

BlackRock, Inc.	31,125	8,776,005

Capital Southwest Corp.	530	76,839

FBR & Co.(a)	18,700	536,503

GAMCO Investors, Inc., Class A	4,700	265,127

Intermediate Capital Group PLC	141,925	1,049,939

Piper Jaffray Companies(a)	3,900	130,845

Total		11,552,204

Commercial Banks 5.0%

Australia and New Zealand Banking Group Ltd.	126,876	3,389,837

Banco Bradesco SA, ADR	26,965	329,512

Banco Latinoamericano de Comercio Exterior SA, Class E	22,700	571,813

Bangkok Bank PCL, Foreign Registered Shares	275,200	1,838,472

BNP Paribas SA	21,196	1,371,414

Central Pacific Financial Corp.(a)	18,900	351,351

CIMB Group Holdings Bhd	143,700	348,312

Comerica, Inc.	175,461	7,464,111

Credicorp Ltd.	5,229	621,153

DBS Group Holdings Ltd.	260,000	3,411,961

Enterprise Financial Services Corp.	10,300	190,859

First Interstate Bancsystem, Inc.	24,100	568,037

First Merchants Corp.	24,400	456,768

Grupo Financiero Banorte SAB de CV, Class O	88,700	559,516

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B(a)	35,076	505,796

Hanmi Financial Corp.(a)	33,000	561,000

HSBC Holdings PLC	247,713	2,817,961

ICICI Bank Ltd., ADR	16,349	535,920

IndusInd Bank Ltd.	50,763	323,212

Industrial & Commercial Bank of China Ltd., Class H	521,020	342,211

Kasikornbank PCL, Foreign Registered Shares	90,940	543,436

Common Stocks (continued)
Issuer	Shares	Value ($)
Metropolitan Bank & Trust	266,678	651,990

PT Bank Tabungan Pensiunan Nasional Tbk(a)	550,500	233,002

Republic Bancorp, Inc., Class A	22,000	575,740

Sberbank of Russia	142,320	408,943

Sberbank of Russia, ADR	72,277	833,354

Security Bank Corp.	125,910	417,464

Sterling Financial Corp.	10,400	275,912

Sumitomo Mitsui Financial Group, Inc.	45,300	2,069,586

Turkiye Halk Bankasi AS	47,557	357,424

U.S. Bancorp	127,167	4,745,872

United Community Banks, Inc.(a)	20,100	273,963

Zions Bancorporation	144,427	4,280,816

Total		42,226,718

Consumer Finance 0.1%

Nelnet, Inc., Class A	15,900	618,192

World Acceptance Corp.(a)	6,900	574,632

Total		1,192,824

Diversified Financial Services 1.6%

Citigroup, Inc.	142,780	7,444,549

Fuyo General Lease Co., Ltd.	29,300	1,018,990

GT Capital Holdings, Inc.	125,500	2,357,778

McGraw Hill Financial, Inc.	45,567	2,818,775

Total		13,640,092

Insurance 3.7%

Aflac, Inc.	64,225	3,961,398

Allianz SE, Registered Shares	9,239	1,440,517

Allstate Corp. (The)	94,822	4,834,026

American Equity Investment Life Holding Co.	36,800	669,760

Aviva PLC	263,629	1,489,885

AXA SA	158,840	3,502,509

CNO Financial Group, Inc.	53,049	757,540

HCI Group, Inc.	8,300	302,950

Lancashire Holdings Ltd.	153,272	1,881,642

MetLife, Inc.	153,160	7,416,007

Reinsurance Group of America, Inc.	42,927	2,922,899

Symetra Financial Corp.	37,700	677,846

Zurich Insurance Group AG	4,245	1,142,611

Total		30,999,590

Real Estate Investment Trusts (REITs) 1.4%

AG Mortgage Investment Trust, Inc.	20,600	373,684

American Assets Trust, Inc.	3,100	100,440

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
American Capital Mortgage Investment Corp.	3,400	66,572

Apollo Residential Mortgage, Inc.	35,200	564,256

Ashford Hospitality Trust, Inc.	13,700	159,879

BGP Holdings PLC(c)(d)	581,000	1

CDL Hospitality Trusts	1,567,000	2,050,473

Chesapeake Lodging Trust	15,460	354,189

Coresite Realty Corp.	16,600	563,736

Digital Realty Trust, Inc.	1,700	93,993

Dynex Capital, Inc.	18,600	178,746

Geo Group, Inc. (The)	3,300	114,576

Highwoods Properties, Inc.	4,600	166,888

Lexington Realty Trust	49,020	614,711

PS Business Parks, Inc.	2,800	205,156

Ramco-Gershenson Properties Trust	4,500	69,705

RLJ Lodging Trust	27,900	675,738

Simon Property Group, Inc.	26,510	4,243,191

Sovran Self Storage, Inc.	8,800	608,080

Spirit Realty Capital, Inc.	32,572	297,382

Sunstone Hotel Investors, Inc.(a)	50,800	657,352

Total		12,158,748

Real Estate Management & Development 0.3%

Ayala Land, Inc.	307,900	213,038

BR Malls Participacoes SA	44,720	395,577

China Overseas Land & Investment Ltd.	146,000	420,261

China Vanke Co., Ltd., Class B	222,576	403,427

Hongkong Land Holdings Ltd.	162,000	1,094,298

Total		2,526,601

Thrifts & Mortgage Finance 0.1%

Federal Agricultural Mortgage Corp., Class C	4,720	146,745

Home Loan Servicing Solutions Ltd.	7,000	175,210

HomeStreet, Inc.	23,400	507,780

Provident Financial Holdings, Inc.	17,210	301,175

Total		1,130,910

Total Financials		115,427,687

Health Care 7.2%
Biotechnology 2.1%

ACADIA Pharmaceuticals, Inc.(a)	3,550	69,935

Alnylam Pharmaceuticals, Inc.(a)	11,190	516,642

Biogen Idec, Inc.(a)	25,800	5,627,754

Clovis Oncology, Inc.(a)	880	68,534

Common Stocks (continued)
Issuer	Shares	Value ($)
Gilead Sciences, Inc.(a)	126,380	7,766,051

GTx, Inc.(a)	31,680	151,747

Hyperion Therapeutics, Inc.(a)	6,100	152,805

Infinity Pharmaceuticals, Inc.(a)	43,887	929,527

Keryx Biopharmaceuticals, Inc.(a)	51,360	467,376

Neurocrine Biosciences, Inc.(a)	12,870	180,051

NPS Pharmaceuticals, Inc.(a)	7,740	139,398

Onyx Pharmaceuticals, Inc.(a)	7,790	1,022,827

Sunesis Pharmaceuticals, Inc.(a)	35,750	181,610

TESARO, Inc.(a)	13,980	476,998

Total		17,751,255

Health Care Equipment & Supplies 0.8%

Anika Therapeutics, Inc.(a)	5,500	110,605

Arthrocare Corp.(a)	2,000	72,520

Orthofix International NV(a)	9,884	224,466

STERIS Corp.	4,500	202,590

West Pharmaceutical Services, Inc.	7,500	553,200

Zimmer Holdings, Inc.	64,928	5,420,189

Total		6,583,570

Health Care Providers & Services 0.4%

Centene Corp.(a)	13,500	748,845

Life Healthcare Group Holdings Ltd.	54,999	200,411

Magellan Health Services, Inc.(a)	8,078	461,658

Molina Healthcare, Inc.(a)	15,700	582,784

National Healthcare Corp.	1,600	76,848

Owens & Minor, Inc.	9,700	348,812

Providence Service Corp. (The)(a)	17,900	493,503

Qualicorp SA(a)	45,140	328,259

WellPoint, Inc.	3,000	256,680

Total		3,497,800

Life Sciences Tools & Services 1.1%

Cambrex Corp.(a)	4,500	65,925

PAREXEL International Corp.(a)	14,900	736,805

Thermo Fisher Scientific, Inc.	89,860	8,187,145

WuXi PharmaTech (Cayman), Inc. ADR(a)	1,297	28,793

Total		9,018,668

Pharmaceuticals 2.8%

Jazz Pharmaceuticals PLC(a)	32,075	2,421,983

Johnson & Johnson	87,822	8,211,357

Questcor Pharmaceuticals, Inc.	14,368	960,070

Recordati SpA	105,133	1,238,493

Roche Holding AG, ADR	65,520	4,017,031

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Roche Holding AG, Genusschein Shares	16,481	4,060,368

Sanofi	27,037	2,883,608

Sciclone Pharmaceuticals, Inc.(a)	68,000	425,680

Total		24,218,590

Total Health Care		61,069,883

Industrials 8.0%
Aerospace & Defense 1.9%

American Science & Engineering, Inc.	2,000	121,580

Esterline Technologies Corp.(a)	8,700	708,528

General Dynamics Corp.	39,740	3,391,412

Honeywell International, Inc.	45,995	3,816,665

Lockheed Martin Corp.	45,840	5,506,301

Saab AB, Class B	161,393	2,924,221

Total		16,468,707

Airlines 0.5%

Copa Holdings SA, Class A	3,393	472,204

Republic Airways Holdings, Inc.(a)	46,800	642,564

Skywest, Inc.	36,800	556,416

United Continental Holdings, Inc.(a)	75,541	2,632,604

Total		4,303,788

Building Products —%

Insteel Industries, Inc.	5,300	89,040

Nortek, Inc.(a)	2,900	195,779

Total		284,819

Commercial Services & Supplies 0.3%

Courier Corp.	4,600	71,392

Deluxe Corp.	15,800	647,958

Ennis, Inc.	14,200	263,126

Kimball International, Inc., Class B	21,430	235,516

Quad/Graphics, Inc.	23,400	656,136

Steelcase, Inc., Class A	18,700	284,988

Total		2,159,116

Construction & Engineering 0.2%

Ausgroup Ltd.	1,873,000	522,670

China Communications Construction Co., Ltd., Class H	477,560	364,689

EMCOR Group, Inc.	8,400	346,752

Total		1,234,111

Electrical Equipment 0.9%

AZZ, Inc.	10,000	378,300

Brady Corp., Class A	13,700	455,799

Emerson Electric Co.	47,940	2,942,078

Common Stocks (continued)
Issuer	Shares	Value ($)
Havells India Ltd	20,173	201,893

Rockwell Automation, Inc.	34,419	3,333,480

Zhuzhou CSR Times Electric Co., Ltd., Class H	77,000	203,796

Total		7,515,346

Industrial Conglomerates 0.2%

Alfa SAB de CV, Class A	276,070	703,535

Koninklijke Philips NV	37,993	1,216,088

Total		1,919,623

Machinery 1.9%

Airtac International Group	34,500	195,064

Alamo Group, Inc.	6,240	260,021

Albany International Corp., Class A	16,100	555,611

Briggs & Stratton Corp.	20,500	415,125

Cummins India Ltd.	32,743	230,798

Duro Felguera SA	126,258	816,321

Eicher Motors Ltd.	6,547	375,695

Georg Fischer AG, Registered Shares	3,030	1,587,112

Gildemeister AG	65,878	1,532,399

Hino Motors Ltd.	95,000	1,455,838

Illinois Tool Works, Inc.	41,855	3,015,234

Kadant, Inc.	10,100	330,674

Kaydon Corp.	18,800	546,704

Lydall, Inc.(a)	26,700	415,452

Mueller Industries, Inc.	8,000	439,120

Parker Hannifin Corp.	30,808	3,181,850

Turk Traktor ve Ziraat Makineleri AS	2,457	76,783

Watts Water Technologies, Inc., Class A	12,300	643,044

Total		16,072,845

Marine 0.1%

Matson, Inc.	18,200	515,424

Professional Services 0.1%

RPX Corp.(a)	26,300	458,672

Road & Rail 1.5%

CSX Corp.	112,534	2,791,968

JB Hunt Transport Services, Inc.	53,385	4,000,138

Union Pacific Corp.	39,103	6,201,345

Total		12,993,451

Trading Companies & Distributors 0.4%

ITOCHU Corp.	260,300	3,091,473

Mills Estruturas e Servicos de Engenharia SA	32,470	405,635

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
PT AKR Corporindo Tbk	392,000	164,604

Total		3,661,712

Total Industrials		67,587,614

Information Technology 9.6%
Communications Equipment 0.2%

Cisco Systems, Inc.	43,582	1,113,520

Comtech Telecommunications Corp.	4,200	113,736

InterDigital, Inc.	1,700	67,541

Symmetricom, Inc.(a)	12,400	63,736

Ubiquiti Networks, Inc.	28,000	588,560

Total		1,947,093

Computers & Peripherals 1.3%

Apple, Inc.	10,120	4,579,300

EMC Corp.	224,345	5,866,622

Lenovo Group Ltd.	204,000	185,758

Total		10,631,680

Electronic Equipment, Instruments & Components 0.6%

Barco NV	11,448	857,897

Benchmark Electronics, Inc.(a)	30,700	679,084

Daktronics, Inc.	11,100	120,768

PC Connection, Inc.	15,300	259,488

Samsung SDI Co., Ltd.	2,885	418,004

Sanmina Corp.(a)	40,800	671,568

Scansource, Inc.(a)	16,300	580,443

Suprema, Inc.(a)	14,299	313,977

SYNNEX Corp.(a)	13,900	688,328

Tong Hsing Electronic Industries Ltd.	52,000	253,143

TPK Holding Co., Ltd.	33,000	387,324

Total		5,230,024

Internet Software & Services 2.1%

Baidu, Inc., ADR(a)	12,604	1,667,635

Dice Holdings, Inc.(a)	10,000	86,700

Digital River, Inc.(a)	10,100	171,599

eBay, Inc.(a)	81,716	4,223,900

Google, Inc., Class A(a)	10,010	8,884,876

j2 Global, Inc.	13,700	627,049

Just Dial Ltd.(a)	12,717	145,941

Mail.ru Group Ltd., GDR(b)	12,112	386,979

NHN Corp.(c)	823	216,169

SINA Corp.(a)	1,621	111,800

Tencent Holdings Ltd.	6,700	303,296

Travelzoo, Inc.(a)	19,800	567,666

Common Stocks (continued)
Issuer	Shares	Value ($)
ValueClick, Inc.(a)	6,900	168,636

XO Group, Inc.(a)	33,400	399,464

Total		17,961,710

IT Services 1.0%

Convergys Corp.	5,200	98,436

HCL Technologies Ltd.	21,549	332,193

IT Holdings Corp.	108,500	1,261,840

QIWI PLC, ADR	11,847	340,009

Syntel, Inc.	8,000	574,240

Visa, Inc., Class A	28,595	5,061,601

Xchanging PLC	499,350	1,025,509

Total		8,693,828

Semiconductors & Semiconductor Equipment 1.3%

Alpha & Omega Semiconductor Ltd.(a)	54,800	419,220

Intersil Corp., Class A	57,100	582,991

IXYS Corp.	40,100	450,724

M/A-COM Technology Solutions Holdings, Inc.(a)	4,700	75,341

MediaTek, Inc.	28,000	336,137

Microchip Technology, Inc.	3,400	135,116

Microsemi Corp.(a)	22,500	554,850

PMC - Sierra, Inc.(a)	10,300	68,031

Samsung Electronics Co., Ltd.	3,580	4,079,472

SK Hynix, Inc.(a)	12,750	308,432

Spreadtrum Communications, Inc., ADR	4,638	138,398

Taiwan Semiconductor Manufacturing Co., Ltd.	205,530	698,944

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	123,101	2,090,255

Ultra Clean Holdings(a)	27,500	190,575

Volterra Semiconductor Corp.(a)	12,800	192,896

Xilinx, Inc.	5,000	233,450

Total		10,554,832

Software 3.1%

Activision Blizzard, Inc.	246,140	4,425,597

Aspen Technology, Inc.(a)	21,200	689,848

AVG Technologies NV(a)	29,600	660,080

CommVault Systems, Inc.(a)	9,200	776,756

Ebix, Inc.	13,800	160,080

Linx SA	20,800	339,077

Manhattan Associates, Inc.(a)	4,700	415,198

Microsoft Corp.	184,418	5,870,025

Pegasystems, Inc.	16,400	588,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Red Hat, Inc.(a)	60,130	3,112,930

Salesforce.com, Inc.(a)	93,088	4,072,600

TeleNav, Inc.(a)	34,400	210,872

VMware, Inc., Class A(a)	60,780	4,995,508

Total		26,317,331

Total Information Technology		81,336,498

Materials 3.1%
Chemicals 2.2%

Agrium, Inc.	46,913	3,987,605

BASF SE	34,226	3,035,200

Eastman Chemical Co.	45,198	3,635,275

Innospec, Inc.	11,900	510,748

Minerals Technologies, Inc.	11,600	533,600

Mosaic Co. (The)	58,850	2,418,147

PPG Industries, Inc.	23,573	3,782,052

PTT Global Chemical PCL, Foreign Registered Shares	79,900	168,574

Tredegar Corp.	16,600	498,166

Total		18,569,367

Construction Materials 0.1%

Anhui Conch Cement Co., Ltd., Class H	77,000	227,542

PT Indocement Tunggal Prakarsa Tbk	192,250	389,827

Siam Cement PCL, NVDR	12,000	175,489

United States Lime & Minerals, Inc.(a)	1,700	101,388

Total		894,246

Containers & Packaging 0.1%

Graphic Packaging Holding Co.(a)	14,400	123,840

Smurfit Kappa Group PLC	60,152	1,216,353

Total		1,340,193

Metals & Mining 0.5%

Aurubis AG	52,794	2,967,056

Coeur Mining, Inc.(a)	26,900	360,729

Stillwater Mining Co.(a)	47,549	575,343

Total		3,903,128

Paper & Forest Products 0.2%

PH Glatfelter Co.	22,500	595,575

Resolute Forest Products, Inc.(a)	15,100	230,426

Schweitzer-Mauduit International, Inc.	12,500	676,750

Total		1,502,751

Total Materials		26,209,685

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.2%

Nippon Telegraph & Telephone Corp.	26,100	1,316,758

Wireless Telecommunication Services 0.6%

Advanced Information Service PCL, Foreign Registered Shares	38,100	346,436

Far EasTone Telecommunications Co., Ltd.	159,000	404,549

Freenet AG	118,360	2,833,496

Mobile Telesystems OJSC, ADR	22,889	446,107

U.S.A. Mobility, Inc.	19,212	300,091

Vodafone Group PLC	310,456	932,756

Total		5,263,435

Total Telecommunication Services		6,580,193

Utilities 1.8%
Electric Utilities 0.6%

Edison International	72,414	3,609,838

El Paso Electric Co.	16,500	623,205

Portland General Electric Co.	20,300	643,510

Tenaga Nasional Bhd	94,300	258,511

Total		5,135,064

Gas Utilities 0.4%

Chesapeake Utilities Corp.	2,600	154,102

ENN Energy Holdings Ltd.	70,530	390,363

Questar Corp.	72,774	1,736,387

Southwest Gas Corp.	11,300	560,932

WGL Holdings, Inc.	10,600	487,282

Total		3,329,066

Independent Power Producers & Energy Traders 0.4%

AES Corp. (The)	251,398	3,127,391

Multi-Utilities 0.4%

CMS Energy Corp.	118,741	3,323,561

Total Utilities		14,915,082

Total Common Stocks
(Cost: $469,265,020)		541,118,878

Preferred Stocks 0.4%
Chemicals 0.4%
Household Products 0.4%

Henkel AG & Co. KGaA	31,441	3,080,179

Total Chemicals		3,080,179

Total Preferred Stocks
(Cost: $2,330,753)		3,080,179

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Convertible Preferred Stocks 0.7%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Automobiles 0.1%

General Motors Co., 4.750%	15,900	794,046

Media —%

Interpublic Group of Companies, Inc. (The), 5.250%	90	120,994

Internet & Catalog Retail —%

priceline.com, Inc., 1.000%(b)	365	302,140

Total Consumer Discretionary		1,217,180

Consumer Staples 0.1%
Food Products 0.1%

Bunge Ltd., 4.875%	2,430	255,563

Post Holdings, Inc., 3.750%(b)	2,230	251,763

Total		507,326

Total Consumer Staples		507,326

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%

Chesapeake Energy Corp., 5.000%	3,100	272,606

Chesapeake Energy Corp., 5.750%(b)	230	246,100

Energy XXI Bermuda Ltd., 5.625%	400	121,240

Penn Virginia Corp., 6.000%	1,155	118,334

Total		758,280

Energy Equipment & Services —%

Hornbeck Offshore Services, 0.000%(b)(e)	4,650	240,224

Total Energy		998,504

Financials 0.2%
Real Estate Investment Trusts (REITs) 0.1%

Alexandria Real Estate Equities, Inc., 7.000%	9,100	230,912

Health Care REIT, Inc., 6.500%	5,800	348,232

Weyerhaeuser Co., 6.375%	5,000	259,074

iStar Financial, Inc., 4.500%	2,500	132,043

Total		970,261

Insurance —%

MetLife, Inc., 5.000%	4,500	256,770

Diversified Financial Services 0.1%

AMG Capital Trust II, 5.150%	4,700	269,663

Bank of America Corp., 7.250%	350	392,994

Total		662,657

Total Financials		1,889,688

Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care —%
Biotechnology —%

Vertex Pharmaceuticals, 0.500%(b)		2,140	167,701

Total Health Care			167,701

Industrials 0.1%
Road & Rail 0.1%

2010 Swift Mandatory Common Exchange Security Trust, 6.000%(b)		8,700	127,346

Genesee & Wyoming, Inc., 5.000%		1,140	141,919

Total			269,265

Aerospace & Defense —%

United Technologies Corp., 7.500%		3,900	250,107

Total Industrials			519,372

Utilities 0.1%
Electric Utilities 0.1%

NextEra Energy, Inc., 5.599%		4,700	274,569

PPL Corp., 8.750%		4,620	251,698

Total			526,267

Multi-Utilities —%

CenterPoint Energy, Inc., 3.547%(f)		5,300	259,038
Dominion Resources, Inc., 6.125%		2,505	129,909
Dominion Resources, Inc., 6.000%		2,505	129,884

Total			518,831

Total Utilities			1,045,098

Total Convertible Preferred Stocks
(Cost: $5,752,371)			6,344,869

Corporate Bonds & Notes(g) 7.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
ADS Tactical, Inc. Senior Secured(b)
04/01/18	11.000%	331,000	314,450

B/E Aerospace, Inc. Senior Unsecured
04/01/22	5.250%	211,000	217,330

Bombardier, Inc.(b) Senior Notes
01/15/16	4.250%	106,000	109,975
01/15/23	6.125%	35,000	35,438

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	103,000	112,270

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	452,000	488,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.(b)
10/15/20	5.500%	102,000	99,705

Senior Subordinated Notes
07/15/21	7.500%	128,000	135,680

Total			1,513,008

Automotive 0.2%
Allison Transmission, Inc.(b)
05/15/19	7.125%	188,000	199,280

American Axle & Manufacturing, Inc.
03/15/21	6.250%	111,000	116,689

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	111,000	123,487

Dana Holding Corp. Senior Unsecured
02/15/21	6.750%	156,000	166,140

General Motors Financial Co., Inc.(b) Senior Unsecured
05/15/18	3.250%	31,000	30,303
05/15/23	4.250%	45,000	43,200

Jaguar Land Rover Automotive PLC(b)
02/01/23	5.625%	155,000	151,900

Schaeffler Finance BV Senior Secured(b)
02/15/19	8.500%	153,000	171,742

Schaeffler Holding Finance BV Senior Secured PIK(b)
08/15/18	6.875%	194,000	198,935

Visteon Corp.
04/15/19	6.750%	250,000	266,875

Total			1,468,551

Banking 0.2%
Ally Financial, Inc.
02/15/17	5.500%	123,000	130,039
03/15/20	8.000%	744,000	876,060
09/15/20	7.500%	102,000	118,447

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	265,000	303,425

Total			1,427,971

Brokerage 0.1%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	177,000	188,062

Nuveen Investments, Inc.(b) Senior Unsecured
10/15/17	9.125%	43,000	43,538
10/15/20	9.500%	234,000	236,925

Total			468,525

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b)
04/15/21	5.625%	140,000	139,650

Gibraltar Industries, Inc.(b)
02/01/21	6.250%	50,000	51,250

HD Supply, Inc. Secured
04/15/20	11.000%	85,000	102,213

HD Supply, Inc.(b) Senior Unsecured
07/15/20	7.500%	175,000	185,500

Nortek, Inc.
12/01/18	10.000%	29,000	31,683
04/15/21	8.500%	157,000	169,952

Total			680,248

Chemicals 0.3%
Ashland, Inc.(b)
08/15/22	4.750%	71,000	70,113
08/15/22	4.750%	95,000	93,813

Celanese U.S. Holdings LLC
06/15/21	5.875%	181,000	190,050
11/15/22	4.625%	56,000	54,180

Chemtura Corp.
07/15/21	5.750%	32,000	31,840

Huntsman International LLC
11/15/20	4.875%	76,000	75,240
03/15/21	8.625%	19,000	21,423

JM Huber Corp. Senior Notes(b)
11/01/19	9.875%	110,000	124,025

Koppers, Inc.
12/01/19	7.875%	18,000	19,215

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	205,000	218,837
10/15/20	10.000%	36,000	38,520

NOVA Chemicals Corp. Senior Unsecured(b)
08/01/23	5.250%	77,000	77,000

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	6,000	6,630

PQ Corp. Secured(b)
05/01/18	8.750%	547,000	581,187

Sibur Securities Ltd.(b)
01/31/18	3.914%	500,000	476,384

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(b)
05/01/21	7.375%	199,000	206,462

Total			2,284,919

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
CNH Capital LLC
11/01/16	6.250%	232,000	253,460

Case New Holland, Inc.
12/01/17	7.875%	289,000	338,852

Columbus McKinnon Corp.
02/01/19	7.875%	69,000	73,485

H&E Equipment Services, Inc.
09/01/22	7.000%	24,000	25,680

Neff Rental LLC/Finance Corp. Secured(b)
05/15/16	9.625%	350,000	369,250

United Rentals North America, Inc.
12/15/19	9.250%	218,000	245,250
05/15/20	7.375%	87,000	95,918
04/15/22	7.625%	129,000	143,835

Total			1,545,730

Consumer Cyclical Services 0.1%
Corrections Corp. of America
05/01/23	4.625%	100,000	97,500

GNET Escrow Corp. Senior Secured(b)
07/01/18	12.125%	84,000	89,880

Goodman Networks, Inc. Senior Secured(b)
07/01/18	13.125%	181,000	193,670

Monitronics Escrow Corp. Senior Unsecured(b)
04/01/20	9.125%	51,000	52,912

Monitronics International, Inc.
04/01/20	9.125%	100,000	104,000

Service Corp., International Senior Unsecured(b)
01/15/22	5.375%	75,000	75,469

Vivint, Inc.(b) Senior Secured
12/01/19	6.375%	303,000	295,425
Senior Unsecured
12/01/20	8.750%	285,000	285,000

Total			1,193,856

Consumer Products 0.1%
First Quality Finance Co., Inc. Senior Unsecured(b)
05/15/21	4.625%	136,000	129,540

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	63,000	67,410

SIWF Merger Sub, Inc. Senior Secured(b)
06/01/21	6.250%	178,000	178,000

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Serta Simmons Holdings LLC Senior Unsecured(b)
10/01/20	8.125%	210,000	222,075

Spectrum Brands Escrow Corp.(b)
11/15/20	6.375%	143,000	151,938
11/15/22	6.625%	78,000	83,460

Spectrum Brands, Inc.
03/15/20	6.750%	224,000	241,360

Tempur Sealy International, Inc.(b)
12/15/20	6.875%	25,000	26,500

Total			1,100,283

Diversified Manufacturing 0.1%
Amsted Industries, Inc. Senior Notes(b)
03/15/18	8.125%	225,000	239,062

Renaissance Acquisition Corp. Senior Unsecured(b)
08/15/21	6.875%	195,000	194,025

Silver II Borrower/US Holdings LLC(b)
12/15/20	7.750%	157,000	164,458

Total			597,545

Electric 0.1%
Calpine Corp. Senior Secured(b)
02/15/21	7.500%	156,000	168,090

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	262,000	299,990

Total			468,080

Entertainment 0.1%
AMC Entertainment, Inc.
06/01/19	8.750%	276,000	298,770
12/01/20	9.750%	59,000	67,260

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
03/15/21	5.250%	126,000	123,165

Cinemark USA, Inc.
12/15/22	5.125%	75,000	72,281

Total			561,476

Environmental —%
Clean Harbors, Inc.
08/01/20	5.250%	162,000	166,050
06/01/21	5.125%	60,000	61,200

Total			227,250

Food and Beverage 0.2%
ARAMARK Corp.(b)
03/15/20	5.750%	129,000	134,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
B&G Foods, Inc.
06/01/21	4.625%	238,000	229,967

Constellation Brands Inc. Senior Unsecured
05/01/21	3.750%	82,000	76,670
05/01/23	4.250%	183,000	172,477

Cott Beverages, Inc.
09/01/18	8.125%	54,000	58,320

HJ Heinz Co. Secured(b)
10/15/20	4.250%	164,000	157,440

MHP SA(b)
04/02/20	8.250%	710,000	652,070

Shearer’s Foods, Inc. LLC Senior Secured(b)
11/01/19	9.000%	121,000	129,319

Total			1,610,423

Gaming 0.2%
Boyd Gaming Corp.
07/01/20	9.000%	30,000	32,025

Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	148,000	137,825

Caesars Operating Escrow LLC /Corp. Senior Secured(b)
02/15/20	9.000%	58,000	54,665

MGM Resorts International
03/01/18	11.375%	290,000	366,850

PNK Finance Corp. Senior Unsecured(b)(h)
08/01/21	6.375%	217,000	218,627

Pinnacle Entertainment, Inc.
04/01/22	7.750%	5,000	5,238

ROC Finance LLC/Corp. Secured(b)
09/01/18	12.125%	138,000	157,320

Seneca Gaming Corp.(b)
12/01/18	8.250%	179,000	191,530

Studio City Finance Ltd.(b)
12/01/20	8.500%	372,000	392,460

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b)
06/01/21	6.375%	140,000	133,525

Tunica-Biloxi Gaming Authority Senior Unsecured(b)
11/15/15	9.000%	81,000	73,305

Total			1,763,370

Gas Pipelines 0.3%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	257,000	244,150

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
El Paso LLC
Senior Secured
09/15/20	6.500%	316,000	338,911
01/15/32	7.750%	7,000	7,437

Hiland Partners LP/Finance Corp.(b)
10/01/20	7.250%	448,000	470,400

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	222,000	236,430
02/15/23	5.500%	200,000	202,000

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	251,000	269,825
04/15/23	5.500%	34,000	34,340

Regency Energy Partners LP/Finance Corp.(b)
11/01/23	4.500%	100,000	94,000

Sabine Pass Liquefaction LLC(b)
Senior Secured
02/01/21	5.625%	180,000	177,525
04/15/23	5.625%	179,000	174,525

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	50,000	50,563

Total			2,300,106

Health Care 0.5%
Amsurg Corp.
11/30/20	5.625%	80,000	81,600

Biomet, Inc.
08/01/20	6.500%	157,000	164,850

CHS/Community Health Systems, Inc.
11/15/19	8.000%	135,000	142,594
Senior Secured
08/15/18	5.125%	219,000	223,380

ConvaTec Healthcare E SA Senior Unsecured(b)
12/15/18	10.500%	249,000	280,125

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	167,000	169,296

Emdeon, Inc.
12/31/19	11.000%	116,000	132,530

Fresenius Medical Care U.S. Finance II, Inc.(b)
07/31/19	5.625%	36,000	38,115
01/31/22	5.875%	250,000	263,750

Fresenius Medical Care U.S. Finance, Inc.(b)
09/15/18	6.500%	30,000	33,075

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	387,000	401,512

HCA, Inc.
02/15/22	7.500%	379,000	427,322
05/01/23	5.875%	122,000	123,220
Senior Secured
02/15/20	6.500%	106,000	116,733
05/01/23	4.750%	32,000	30,880

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IASIS Healthcare LLC/Capital Corp.
05/15/19	8.375%	124,000	130,200

IMS Health, Inc. Senior Unsecured(b)
11/01/20	6.000%	107,000	110,478

Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured
11/01/18	10.500%	88,000	96,580

MPH Intermediate Holding Co. 2 Senior Unsecured(b)
08/01/18	8.375%	101,000	103,146

Multiplan, Inc.(b)
09/01/18	9.875%	339,000	376,290

Physio-Control International, Inc. Senior Secured(b)
01/15/19	9.875%	165,000	183,150

Radnet Management, Inc.
04/01/18	10.375%	43,000	45,741

STHI Holding Corp. Secured(b)
03/15/18	8.000%	140,000	151,200

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	165,000	159,225

Truven Health Analytics, Inc.(b)(h)
06/01/20	10.625%	95,000	105,213

United Surgical Partners International, Inc.
04/01/20	9.000%	109,000	120,717

Universal Hospital Services, Inc. Secured
08/15/20	7.625%	78,000	82,485

Vanguard Health Holding Co. II LLC/Inc.
02/01/19	7.750%	144,000	154,620

Total			4,448,027

Home Construction 0.1%
Ashton Woods U.S.A. LLC/Finance Co.(b)
02/15/21	6.875%	42,000	42,420

Beazer Homes USA, Inc.
05/15/19	9.125%	65,000	69,225

Beazer Homes USA, Inc.(b)
02/01/23	7.250%	66,000	67,980

Brookfield Residential Properties, Inc. /U.S. Corp.(b)
07/01/22	6.125%	62,000	63,395

KB Home
03/15/20	8.000%	75,000	83,625
09/15/22	7.500%	58,000	62,350

Meritage Homes Corp.
03/01/18	4.500%	107,000	107,000
04/01/22	7.000%	74,000	80,660

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	126,000	138,600

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Monarch, Inc.(b)
04/15/20	7.750%	112,000	122,640
04/15/20	7.750%	34,000	37,230
04/15/21	5.250%	139,000	133,788

Woodside Homes Co., LLC / Finance, Inc. Senior Unsecured(b)(h)
12/15/21	6.750%	62,000	62,620

Total			1,071,533

Independent Energy 0.9%
Antero Resources Finance Corp.
12/01/17	9.375%	231,000	246,593
08/01/19	7.250%	36,000	37,980

Athlon Holdings LP/Finance Corp.(b)
04/15/21	7.375%	104,000	105,560

Aurora USA Oil & Gas, Inc. Senior Unsecured(b)
04/01/20	7.500%	327,000	323,730

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	256,000	279,680

Chesapeake Energy Corp.
08/15/20	6.625%	656,000	711,760
03/15/23	5.750%	91,000	91,683

Comstock Resources, Inc.
06/15/20	9.500%	293,000	320,835

Concho Resources, Inc.
01/15/21	7.000%	53,000	58,300
01/15/22	6.500%	26,000	27,820
10/01/22	5.500%	281,000	282,756
04/01/23	5.500%	253,000	252,367

Continental Resources, Inc.
10/01/20	7.375%	1,000	1,110
04/01/21	7.125%	318,000	352,582
09/15/22	5.000%	544,000	546,720
04/15/23	4.500%	405,000	393,862

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	30,000	33,000

Halcon Resources Corp.
05/15/21	8.875%	186,000	187,860

Kodiak Oil & Gas Corp.
12/01/19	8.125%	527,000	578,382

Kodiak Oil & Gas Corp.(b)
01/15/21	5.500%	214,000	215,605
02/01/22	5.500%	74,000	73,815

Laredo Petroleum, Inc.
02/15/19	9.500%	287,000	318,570
05/01/22	7.375%	130,000	137,150

Novatek Finance Ltd. Senior Unsecured(b)
02/03/21	6.604%	400,000	429,532

Oasis Petroleum, Inc.
02/01/19	7.250%	200,000	213,500
11/01/21	6.500%	361,000	382,660
01/15/23	6.875%	71,000	75,083

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	26,000	25,870
05/01/23	5.250%	265,000	261,025

Range Resources Corp.
05/15/19	8.000%	213,000	230,040
08/15/22	5.000%	36,000	36,360

SM Energy Co.
Senior Unsecured
11/15/21	6.500%	276,000	292,560
01/01/23	6.500%	13,000	13,780

SM Energy Co.(b)
Senior Unsecured
01/15/24	5.000%	87,000	84,825

Whiting Petroleum Corp.
10/01/18	6.500%	7,000	7,420

Total			7,630,375

Integrated Energy 0.1%
Lukoil International Finance BV(b)
11/09/20	6.125%	650,000	697,204

Lodging —%
Choice Hotels International, Inc.
07/01/22	5.750%	73,000	76,650

Media Cable 0.3%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	336,000	364,560

CCO Holdings LLC/Capital Corp.(b)
03/15/21	5.250%	141,000	136,417

CSC Holdings LLC Senior Unsecured
02/15/19	8.625%	212,000	248,040

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	109,000	119,628

Cablevision Systems Corp.
Senior Unsecured
04/15/20	8.000%	36,000	40,680
09/15/22	5.875%	163,000	162,185

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b)
09/15/20	6.375%	165,000	170,362

Cogeco Cable, Inc.(b)
05/01/20	4.875%	43,000	42,463

DISH DBS Corp.
09/01/19	7.875%	184,000	209,300
06/01/21	6.750%	371,000	393,260
07/15/22	5.875%	136,000	135,660
03/15/23	5.000%	170,000	159,375

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	149,000	145,647

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW Senior Secured(b)
01/15/23	5.500%	165,000	160,050

Videotron Ltd.
07/15/22	5.000%	143,000	141,570

WaveDivision Escrow LLC/Corp. Senior Unsecured(b)
09/01/20	8.125%	5,000	5,250

WideOpenWest Finance LLC/Capital Corp.
07/15/19	10.250%	95,000	104,500

Total			2,738,947

Media Non-Cable 0.4%
AMC Networks, Inc.
07/15/21	7.750%	328,000	369,000
12/15/22	4.750%	90,000	87,300

Clear Channel Communications, Inc. Senior Secured
03/01/21	9.000%	139,000	136,915

Clear Channel Worldwide Holdings, Inc.
03/15/20	7.625%	261,000	275,355
11/15/22	6.500%	131,000	135,585
11/15/22	6.500%	356,000	372,020

Hughes Satellite Systems Corp.
06/15/21	7.625%	238,000	257,635
Senior Secured
06/15/19	6.500%	56,000	59,500

Intelsat Jackson Holdings SA
10/15/20	7.250%	130,000	140,725
Senior Unsecured
04/01/21	7.500%	174,000	189,442

Intelsat Luxembourg SA(b)
06/01/21	7.750%	78,000	82,095
06/01/23	8.125%	225,000	241,875

MDC Partners, Inc.(b)
04/01/20	6.750%	197,000	201,925

Midcontinent Communications & Finance Corp.(b)
08/01/21	6.250%	28,000	28,350

National CineMedia LLC Senior Secured
04/15/22	6.000%	147,000	153,615

Nielsen Finance LLC/Co.(b)
10/01/20	4.500%	401,000	394,985

Sirius XM Radio, Inc. Senior Unsecured(b)
05/15/23	4.625%	115,000	105,800

Univision Communications, Inc.(b)
05/15/21	8.500%	114,000	124,830
Senior Secured
11/01/20	7.875%	200,000	219,000
09/15/22	6.750%	132,000	141,900
05/15/23	5.125%	145,000	142,100

Total			3,859,952

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.2%
Alpha Natural Resources, Inc.
04/15/18	9.750%	57,000	58,710
06/01/21	6.250%	43,000	36,227

ArcelorMittal Senior Unsecured
03/01/21	6.000%	266,000	267,995

Arch Coal, Inc.(b)
06/15/19	9.875%	180,000	166,500

CONSOL Energy, Inc.
03/01/21	6.375%	8,000	8,100

Calcipar SA Senior Secured(b)
05/01/18	6.875%	102,000	105,570

FMG Resources August 2006 Proprietary Ltd.(b)
11/01/19	8.250%	218,000	228,900

FQM Akubra, Inc.(b)
06/01/20	8.750%	355,000	372,750

JMC Steel Group, Inc. Senior Notes(b)
03/15/18	8.250%	153,000	152,235

Peabody Energy Corp.
11/15/18	6.000%	62,000	63,395
11/15/21	6.250%	90,000	88,200

Total			1,548,582

Non-Captive Consumer —%
Provident Funding Associates LP/PFG Finance Corp.(b)
06/15/21	6.750%	77,000	77,963

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	156,000	156,390

Total			234,353

Non-Captive Diversified 0.3%
Air Lease Corp.
03/01/20	4.750%	310,000	306,900

CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	253,000	268,813

CIT Group, Inc.(b) Senior Secured
04/01/18	6.625%	144,000	158,400
Senior Unsecured
02/15/19	5.500%	511,000	539,105

CIT Group, Inc.(h) Senior Unsecured
08/01/23	5.000%	60,000	58,825

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	118,000	137,470
05/15/19	6.250%	138,000	145,590

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/15/20	8.250%	491,000	568,332

Total			2,183,435

Oil Field Services 0.1%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	553,000	588,945

Green Field Energy Services, Inc.(b) Secured
11/15/16	13.250%	175,000	178,500
11/15/16	13.250%	5,000	5,100

Oil States International, Inc.(b)
01/15/23	5.125%	116,000	127,600

Pacific Drilling SA Senior Secured(b)
06/01/20	5.375%	230,000	225,400

Total			1,125,545

Other Financial Institutions —%
Patriot Merger Corp. Senior Unsecured(b)
07/15/21	9.000%	68,000	69,530

Other Industry 0.1%
CBRE Services, Inc.
03/15/23	5.000%	74,000	71,040

Interline Brands, Inc.
11/15/18	7.500%	252,000	264,600

Unifrax I LLC/Holding Co.(b)
02/15/19	7.500%	104,000	106,860

Total			442,500

Packaging 0.1%
Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(b)
11/15/20	7.000%	205,000	200,900

BOE Intermediate Holding Corp. Senior Unsecured PIK(b)
11/01/17	9.000%	44,000	45,320

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	310,000	334,800
Senior Secured
04/15/19	7.125%	191,000	203,415
08/15/19	7.875%	129,000	141,900
02/15/21	6.875%	157,000	167,009

Total			1,093,344

Paper —%
Graphic Packaging International, Inc.
04/15/21	4.750%	169,000	165,198

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.1%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b)
12/01/19	9.500%	41,000	46,535

VPII Escrow Corp.(b) Senior Unsecured
08/15/18	6.750%	145,000	152,975
07/15/21	7.500%	207,000	222,008

Valeant Pharmaceuticals International(b)
10/15/20	6.375%	298,000	308,430

Total			729,948

Property & Casualty —%
Alliant Holdings, Inc. Senior Unsecured(b)
12/15/20	7.875%	133,000	135,660

HUB International Ltd.(b)
10/15/18	8.125%	235,000	249,688

Total			385,348

REITs —%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	176,000	184,800

Retailers 0.2%
AutoNation, Inc.
02/01/20	5.500%	74,000	78,810

Burlington Coat Factory Warehouse Corp.
02/15/19	10.000%	174,000	194,445

Burlington Holdings LLC/Finance, Inc. Senior Unsecured PIK(b)
02/15/18	9.000%	190,000	196,175

Claire’s Stores, Inc. Senior Secured(b)
03/15/20	6.125%	74,000	75,110

Jo-Ann Stores, Inc. Senior Unsecured(b)
03/15/19	8.125%	123,000	126,382

L Brands, Inc.
04/01/21	6.625%	99,000	108,900

Michaels FinCo Holdings LLC/Inc. Senior Unsecured PIK(b)
08/01/18	7.500%	236,000	237,180

Rite Aid Corp.
03/15/20	9.250%	49,000	54,574

Senior Unsecured
02/15/27	7.700%	62,000	63,085

Rite Aid Corp.(b)
06/15/21	6.750%	5,000	5,013

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	237,000	259,515

Total			1,399,189

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Supranational —%
European Investment Bank Senior Unsecured
01/18/27	2.150%	JPY 2,500,000	28,313

Technology 0.3%
Alliance Data Systems Corp.(b)
12/01/17	5.250%	168,000	175,560
04/01/20	6.375%	91,000	95,550

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	88,000	88,660

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	134,000	142,375

CDW LLC/Finance Corp.
04/01/19	8.500%	138,000	151,455

Cardtronics, Inc.
09/01/18	8.250%	220,000	236,500

CommScope Holdings Co., Inc. Senior Unsecured PIK(b)
06/01/20	6.625%	99,000	98,505

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	73,000	72,270
07/15/21	7.000%	74,000	81,030

First Data Corp.
01/15/21	12.625%	304,000	333,260

First Data Corp.(b)
08/15/21	11.750%	70,000	66,850
Secured
01/15/21	8.250%	231,000	241,395
Senior Secured
08/15/20	8.875%	407,000	445,665
11/01/20	6.750%	46,000	47,725

NXP BV/Funding LLC(b)
06/01/18	3.750%	119,000	117,215
02/15/21	5.750%	175,000	179,812

Nuance Communications, Inc.(b)
08/15/20	5.375%	308,000	300,300

VeriSign, Inc.(b)
05/01/23	4.625%	120,000	115,200

Total			2,989,327

Textile —%
Quiksilver Inc./QS Wholesale Inc. Senior Secured(b)
08/01/18	7.875%	11,000	11,495

Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	68,000	79,305

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hertz Corp. (The)
01/15/21	7.375%	200,000	220,000

LBC Tank Terminals Holding Netherlands BV(b)
05/15/23	6.875%	158,000	162,345

Total			461,650

Wireless 0.4%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	260,000	250,250

MetroPCS Wireless, Inc.(b)
04/01/23	6.625%	123,000	125,768

NII International Telecom SCA(b)
08/15/19	7.875%	139,000	133,440
08/15/19	11.375%	616,000	676,060

SBA Telecommunications, Inc.
08/15/19	8.250%	49,000	53,043
07/15/20	5.750%	451,000	461,147

Softbank Corp.(b)
04/15/20	4.500%	232,000	224,460

Sprint Communications, Inc. Senior Unsecured
08/15/17	8.375%	61,000	68,930
11/15/22	6.000%	445,000	428,312

Sprint Communications, Inc.(b)
11/15/18	9.000%	610,000	725,900
03/01/20	7.000%	158,000	172,220

Wind Acquisition Finance SA Senior Secured(b)
04/30/20	6.500%	255,000	260,100

Total			3,579,630

Wirelines 0.3%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	68,000	69,530
06/15/21	6.450%	380,000	400,900

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	219,000	254,040
04/15/22	8.750%	70,000	77,175
04/15/24	7.625%	210,000	212,100

Level 3 Communications, Inc. Senior Unsecured
02/01/19	11.875%	208,000	239,720
06/01/19	8.875%	52,000	56,030

Level 3 Financing, Inc.
07/01/19	8.125%	355,000	385,175
07/15/20	8.625%	50,000	55,000

PAETEC Holding Corp.
12/01/18	9.875%	203,000	227,867

Windstream Corp.
08/01/23	6.375%	112,000	106,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.
07/01/20	10.125%	147,000	167,948
Senior Secured
01/01/20	8.125%	151,000	166,100

tw telecom holdings, inc.
03/01/18	8.000%	160,000	170,200

Total			2,588,185

Total Corporate Bonds & Notes
(Cost: $57,070,592)			58,954,401

Convertible Bonds 2.2%
Airlines 0.1%
AirTran Holdings, Inc. Senior Unsecured
11/01/16	5.250%	125,000	183,516

U.S. Airways Group, Inc. Senior Unsecured
05/15/14	7.250%	20,000	84,662

United Airlines, Inc. Senior Unsecured
01/15/15	4.500%	78,000	149,175

Total			417,353

Automotive —%
TRW Automotive, Inc.
12/01/15	3.500%	59,000	148,028

Banking —%
Colony Financial, Inc. Senior Unsecured
04/15/23	5.000%	92,000	94,645

Walter Investment Management Corp. Senior Subordinated Notes
11/01/19	4.500%	235,000	251,009

Total			345,654

Brokerage —%
FXCM, Inc. Senior Unsecured(b)
06/15/18	2.250%	142,000	150,989

Building Materials —%
Cemex SAB de CV Subordinated Notes
03/15/15	4.875%	204,000	244,290

Chemicals —%
ShengdaTech, Inc. Senior Notes(b)(c)(d)(i)
12/15/15	6.500%	180,000	1,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services —%
MasTec, Inc.
12/15/14	4.250%	69,000	149,256

Outerwall, Inc. Senior Unsecured
09/01/14	4.000%	86,000	117,067

Total			266,323

Consumer Products —%
Jarden Corp.(b)
09/15/18	1.875%	283,000	333,708

Diversified Manufacturing —%
GT Advanced Technologies, Inc. Senior Unsecured
10/01/17	3.000%	155,000	148,509

Electric —%
Covanta Holding Corp. Senior Unsecured
06/01/14	3.250%	130,000	172,169

SunPower Corp. Senior Unsecured(b)
06/01/18	0.750%	134,000	164,341

Total			336,510

Gaming —%
MGM Resorts International
04/15/15	4.250%	231,000	269,259

Health Care 0.2%
HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	112,000	137,060

Hologic, Inc. Senior Unsecured(f)
03/01/42	2.000%	235,000	248,705

Insulet Corp. Senior Unsecured
06/15/16	3.750%	153,000	202,260

Molina Healthcare, Inc. Senior Notes(b)
01/15/20	1.125%	161,000	176,744

Omnicare, Inc.
04/01/42	3.750%	186,000	252,133

Teleflex, Inc. Senior Subordinated Notes
08/01/17	3.875%	100,000	137,250

WebMD Health Corp. Senior Unsecured
01/31/18	2.500%	196,000	190,610

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wright Medical Group, Inc. Senior Unsecured(b)
08/15/17	2.000%	107,000	134,040

Total			1,478,802

Home Construction 0.1%
KB Home
02/01/19	1.375%	233,000	236,932

Lennar Corp.(b)
11/15/21	3.250%	148,000	236,893

Meritage Homes Corp.
09/15/32	1.875%	226,000	250,577

Total			724,402

Independent Energy 0.1%
Endeavour International Corp.
07/15/16	5.500%	150,000	111,844

Newpark Resources, Inc. Senior Unsecured
10/01/17	4.000%	98,000	127,371

Stone Energy Corp.
03/01/17	1.750%	180,000	173,137

Total			412,352

Lodging —%
Home Inns & Hotels Management, Inc. Senior Unsecured(b)
12/15/15	2.000%	128,000	113,120

Media Non-Cable —%
Liberty Interactive LLC Senior Unsecured(b)
03/30/43	0.750%	125,000	140,334

Metals 0.1%
Horsehead Holding Corp. Senior Unsecured
07/01/17	3.800%	113,000	120,833

Jaguar Mining, Inc. Senior Unsecured
03/31/16	5.500%	151,000	37,750

James River Coal Co.(b)
06/01/18	10.000%	154,000	92,015

Molycorp, Inc. Senior Unsecured
09/01/17	6.000%	141,000	118,403

Royal Gold, Inc. Senior Unsecured
06/15/19	2.875%	161,000	154,643

United States Steel Corp. Senior Unsecured
04/01/19	2.750%	244,000	243,848

Total			767,492

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Non-Captive Consumer —%
DFC Global Corp. Senior Unsecured(b)
04/15/17	3.250%	217,000	224,239

Non-Captive Diversified —%
Air Lease Corp. Senior Unsecured
12/01/18	3.875%	149,000	186,157

Oil Field Services 0.1%
Cobalt International Energy, Inc. Senior Unsecured
12/01/19	2.625%	213,000	238,613

Vantage Drilling Co. Senior Unsecured(b)
07/15/43	5.500%	122,000	125,416

Total			364,029

Other Financial Institutions 0.1%
Ares Capital Corp. Senior Unsecured(b)
01/15/19	4.375%	260,000	257,407

Forest City Enterprises, Inc. Senior Unsecured(b)
08/15/20	3.625%	255,000	250,614

Total			508,021

Other Industry —%
Altra Holdings, Inc.
03/01/31	2.750%	106,000	120,045

General Cable Corp. Subordinated Notes(f)
11/15/29	4.500%	105,000	117,797

WESCO International, Inc.
09/15/29	6.000%	43,000	117,014

Total			354,856

Pharmaceuticals 0.4%
Akorn, Inc. Senior Unsecured
06/01/16	3.500%	69,000	119,197

Corsicanto Ltd.
01/15/32	3.500%	163,000	165,388

Cubist Pharmaceuticals, Inc. Senior Unsecured
11/01/17	2.500%	55,000	121,137

Dendreon Corp. Senior Unsecured
01/15/16	2.875%	425,000	308,550

Gilead Sciences, Inc. Senior Unsecured
05/01/16	1.625%	354,000	957,761

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
InterMune, Inc. Senior Unsecured
09/15/18	2.500%	271,000	243,731

Mylan, Inc.
09/15/15	3.750%	74,000	188,839

Pacira Pharmaceuticals, Inc. Senior Unsecured(b)
02/01/19	3.250%	82,000	127,447

Regeneron Pharmaceuticals, Inc. Senior Unsecured
10/01/16	1.875%	63,000	202,528

Salix Pharmaceuticals Ltd. Senior Notes
03/15/19	1.500%	212,000	270,962

Supernus Pharmaceuticals, Inc. Senior Secured(b)
05/01/19	7.500%	61,000	80,371

Theravance, Inc. Subordinated Notes
01/15/23	2.125%	93,000	143,525

Total			2,929,436

Property & Casualty 0.1%
MGIC Investment Corp. Senior Unsecured
04/01/20	2.000%	163,000	215,568

Radian Group, Inc. Senior Unsecured
03/01/19	2.250%	131,000	193,061

Total			408,629

Railroads —%
Greenbrier Companies, Inc. Senior Unsecured
04/01/18	3.500%	192,000	196,920

REITs 0.1%
American Realty Capital Properties, Inc. Senior Unsecured
08/01/18	3.000%	260,000	256,284

SL Green Operating Partnership LP(b)
10/15/17	3.000%	204,000	249,645

Starwood Property Trust, Inc. Senior Unsecured
01/15/19	4.000%	263,000	277,794

Total			783,723

Retailers —%
priceline.com, Inc. Senior Unsecured
03/15/15	1.250%	51,000	147,448

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.6%
Bottomline Technologies de, Inc. Senior Unsecured
12/01/17	1.500%	120,000	139,747

Ciena Corp. Senior Unsecured(b)
10/15/18	3.750%	203,000	274,931

Concur Technologies, Inc. Senior Unsecured(b)
06/15/18	0.500%	203,000	211,282

Cornerstone OnDemand, Inc. Senior Unsecured(b)
07/01/18	1.500%	133,000	140,866

Dealertrack Technologies, Inc.
03/15/17	1.500%	201,000	238,311

EMC Corp. Senior Unsecured
12/01/13	1.750%	277,000	452,029

Equinix, Inc. Subordinated Notes
06/15/16	4.750%	101,000	222,957

Intel Corp.
08/01/39	3.250%	297,000	368,651

Ixia Senior Notes
12/15/15	3.000%	114,000	124,688

Mentor Graphics Corp.
04/01/31	4.000%	202,000	249,091

Micron Technology, Inc. Senior Unsecured(b)
02/15/33	2.125%	377,000	515,310

Novellus Systems, Inc.
05/15/41	2.625%	128,000	198,240

Nuance Communications, Inc. Senior Unsecured
11/01/31	2.750%	232,000	236,350

ON Semiconductor Corp.
12/15/26	2.625%	223,000	256,729

Powerwave Technologies, Inc. Subordinated Notes
10/01/27	3.875%	100,000	500

Salesforce.com, Inc.
Senior Unsecured
01/15/15	0.750%	74,000	152,533

Salesforce.com, Inc.(b)
Senior Unsecured
04/01/18	0.250%	296,000	294,520

SanDisk Corp. Senior Unsecured
08/15/17	1.500%	143,000	181,163

Shutterfly, Inc. Senior Unsecured(b)
05/15/18	0.250%	121,000	130,726

Take-Two Interactive Software, Inc. Senior Unsecured
07/01/18	1.000%	190,000	199,500

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TiVo, Inc. Senior Unsecured(b)
03/15/16	4.000%	166,000	205,218

Total			4,793,342

Textile —%
Iconix Brand Group, Inc.
Senior Subordinated Notes
06/01/16	2.500%	56,000	68,005

Iconix Brand Group, Inc.(b)
Senior Subordinated Notes
03/15/18	1.500%	161,000	194,362

Total			262,367

Tobacco —%
Vector Group Ltd. Senior Unsecured(f)
01/15/19	2.500%	165,000	194,618

Transportation Services 0.1%
DryShips, Inc. Senior Unsecured
12/01/14	5.000%	161,000	151,541

Wabash National Corp. Senior Unsecured
05/01/18	3.375%	102,000	128,574

XPO Logistics, Inc. Senior Unsecured
10/01/17	4.500%	86,000	129,509

Total			409,624

Wireless 0.1%
InterDigital, Inc.
03/15/16	2.500%	204,000	215,481

SBA Communications Corp. Senior Unsecured
10/01/14	4.000%	72,000	176,805

Total			392,286

Total Convertible Bonds
(Cost: $16,218,165)			18,454,620

Residential Mortgage-Backed Securities — Agency(j) 4.2%
Federal Home Loan Mortgage Corp.(f)(k)(l)
CMO IO STRIPS Series 281 Class S1
10/15/42	5.809%	769,569	172,358
CMO IO Series 2957 Class SW
04/15/35	5.809%	367,337	51,898
CMO IO Series 3122 Class IS
03/15/36	6.509%	765,420	103,811
CMO IO Series 3280 Class SI
02/15/37	6.249%	535,364	75,451

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 3761 Class KS
06/15/40	5.809%	439,195	56,627
CMO IO Series 4091 Class SH
08/15/42	6.359%	466,567	126,194
CMO IO Series 4093 Class SD
01/15/38	6.509%	235,845	54,100
CMO IO Series 4094 Class SY
08/15/42	5.889%	407,211	104,429
CMO IO Series 4102 Class TS
09/15/42	6.409%	488,329	119,309
CMO IO Series 4102 Class YS
09/15/42	6.409%	237,469	69,308

Federal Home Loan Mortgage Corp.(h)(k)
08/01/43	4.000%	2,000,000	2,074,688

Federal Home Loan Mortgage Corp.(k)
07/01/42	3.500%	963,341	956,857
12/01/30	5.500%	284,204	319,197
07/01/39 - 12/01/39	4.500%	1,627,023	1,730,708

Federal Home Loan Mortgage Corp.(k)(l)
CMO IO Series 3907 Class AI
05/15/40	5.000%	621,778	145,742
CMO IO Series 4120 Class AI
11/15/39	3.500%	241,008	47,216
CMO IO Series 4121 Class IA
01/15/41	3.500%	242,431	53,524
CMO IO Series 4139 Class CI
05/15/42	3.500%	97,446	19,043

Federal National Mortgage Association(f)(k)(l)
CMO IO Series 2003-117 Class KS
08/25/33	6.910%	149,882	14,266
CMO IO Series 2006-5 Class N1
08/25/34	2.137%	432,639	25,625
CMO IO Series 2006-5 Class N2
02/25/35	2.181%	481,910	34,748
CMO IO Series 2007-54 Class DI
06/25/37	5.910%	808,616	134,319
CMO IO Series 2010-135 Class MS
12/25/40	5.760%	286,776	45,766
CMO IO Series 2012-108 Class S
10/25/42	5.810%	964,790	201,498
CMO IO Series 2012-80 Class AS
02/25/39	5.860%	469,029	89,819
CMO IO Series 2012-80 Class DS
06/25/39	6.460%	237,815	55,930
CMO IO Series 2012-87 Class NS
02/25/39	5.860%	473,804	101,798
CMO IO Series 2012-87 SQ
08/25/42	6.110%	210,591	58,489
CMO IO Series 2012-89 Class SD
04/25/39	5.860%	472,464	97,719
CMO IO Series 2013-13 Class SA
03/25/43	5.960%	242,884	53,294

Federal National Mortgage Association(h)(k)
09/01/28 - 08/01/43	3.000%	7,500,000	7,311,651
08/01/43	3.500%	3,684,483	3,714,419
08/01/43	5.000%	1,000,000	1,077,500

Federal National Mortgage Association(k)
10/01/27 - 09/01/31	5.500%	2,441,022	2,679,129
01/01/42 - 06/01/42	4.000%	1,746,307	1,821,391

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/01/42 - 11/01/42	3.500%	1,409,953	1,423,343
12/01/28 - 10/01/34	6.000%	652,446	733,635
08/01/32	6.500%	577,800	651,243
08/01/32	7.000%	39,668	46,286
06/01/27	3.000%	1,284,739	1,322,880
07/01/39 - 06/01/40	4.500%	1,783,478	1,896,323

Federal National Mortgage Association(k)(l)
CMO IO Series 2009-7 Class LI
02/25/39	7.000%	324,740	97,582
CMO IO Series 2012-118 Class BI
12/25/39	3.500%	724,697	148,504
CMO IO Series 2012-96 Class CI
04/25/39	3.500%	238,960	44,970

Federal National Mortgage Association(k)(m)
04/01/41	5.500%	510,831	560,596
10/01/33 - 02/01/41	5.000%	1,531,207	1,680,518

Government National Mortgage Association(f)(k)(l)
CMO IO Series 2004-32 Class HS
05/16/34	6.408%	454,490	91,916
CMO IO Series 2012-75 Class SA
06/20/42	5.858%	228,238	59,279

Government National Mortgage Association(h)(k)
08/01/43	3.000%	1,000,000	978,594
08/01/43	4.000%	1,000,000	1,043,594

Government National Mortgage Association(k)(l)
CMO IO Series 2012-129 Class AI
08/20/37	3.000%	240,107	34,983
CMO IO Series 2012-41 Class IP
08/20/41	4.000%	471,248	87,861
CMO IO Series 2012-94 Class BI
05/20/37	4.000%	461,851	79,623

Government National Mortgage Association(k)(m)
01/15/39	5.000%	918,709	994,600

Total Residential Mortgage-Backed Securities — Agency
(Cost: $35,760,836)			35,774,151

Residential Mortgage-Backed Securities — Non-Agency 0.3%
BCAP LLC Trust(b)(f)(k)
07/26/37	2.310%	217,088	212,496

BCAP LLC Trust(b)(f)(k)
Series 2012-RR10 Class 2A1
09/26/36	5.546%	188,526	192,962

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(b)(k)
08/27/37	6.000%	252,953	265,831

Banc of America Funding Corp. CMO Series 2012-R5 Class A(b)(f)(k)
10/03/39	0.455%	167,556	163,550

Bayview Opportunity Master Fund Trust IIB LP(b)(f)(k)
Series 2012-4NPL Class A
07/28/32	3.475%	61,252	61,329
Series 2012-5NPL Class A
10/28/32	2.981%	163,227	163,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(b)(f)(k)
CMO Series 2010-7 Class 3A4
12/25/35	6.508%	175,000	175,095
CMO Series 2012-7 Class 12A1
03/25/36	2.640%	241,310	247,425
CMO Series 2013-2 Class 1A1
11/25/37	5.967%	179,410	187,929

Countrywide Alternative Loan Trust CMO Series 2005-14 Class 2A2(f)(k)
05/25/35	0.440%	388,006	177,533

PennyMac Loan Trust Series 2012-NPL1 Class A(b)(f)(k)
05/28/52	3.422%	134,400	133,152

RBSSP Resecuritization Trust(b)(f)(k)
CMO Series 2010-9 Class 5A1
10/26/35	2.470%	133,033	136,438
CMO Series 2012-1 Class 5A2
12/27/35	5.309%	100,000	96,945

Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(f)(k)
08/26/52	2.730%	123,934	121,571

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $2,538,343)			2,335,394

Commercial Mortgage-Backed Securities — Non-Agency 0.3%

Commercial Mortgage Pass-Through Certificates Series 2004-LB3A Class A4(f)(k)
07/10/37	5.234%	41,782	42,053

General Electric Capital Assurance Co. Series 2003-1 Class A4(b)(f)(k)
05/12/35	5.254%	84,572	88,431

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(k)
03/10/39	5.444%	2,000,000	2,217,128

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP5 Class ASB(f)(k)
12/15/44	5.190%	64,717	66,561

LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A3(k)
03/15/29	3.973%	42,477	42,608

Motel 6 Trust Series 2012-MTL6 Class A1(b)(k)
10/05/25	1.500%	109,270	108,377

ORES NPL LLC Series 2012-LV1 Class A(b)(k)
09/25/44	4.000%	85,822	85,789

SMA 1 LLC Series 2012-LV1 Class A(b)(k)
08/20/25	3.500%	69,171	69,251

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $2,690,093)			2,720,198

Asset-Backed Securities — Non-Agency 0.2%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
American Credit Acceptance Receivables Trust(b) Series 2012-2 Class A
07/15/16	1.890%		117,132	117,456
Series 2012-3 Class A
11/15/16	1.640%		202,733	202,742

Carlyle Global Market Strategies Series 2013-1A Class B(b)(f)
02/14/25	3.390%		100,000	99,572

Exeter Automobile Receivables Trust Series 2012-2A Class B(b)
12/15/17	2.220%		100,000	99,844

Morgan Stanley Resecuritization Trust Series 2013-BSFC Class A(b)(f)
07/06/38	2.695%		142,811	139,241

SpringCastle America Funding LLC Series 2013-1A Class A(b)
04/03/21	3.750%		764,804	749,557

Total Asset-Backed Securities — Non-Agency
(Cost: $1,424,690)				1,408,412

Inflation-Indexed Bonds(g) 0.5%
United States 0.3%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%		633,250	525,300
04/15/16	0.125%		791,505	815,993
01/15/14	2.000%		157,588	159,656
01/15/15	1.625%		304,990	317,547
07/15/15	1.875%		598,800	637,722

Total				2,456,218

Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured
12/15/28	4.375%	UYU	33,202,197	1,717,167

Total Inflation-Indexed Bonds
(Cost: $4,221,647)				4,173,385

U.S. Treasury Obligations 0.3%
U.S. Treasury
08/15/20	2.625%		50,000	52,078
11/15/20	2.625%		50,000	51,930

U.S. Treasury(m)
08/15/41	3.750%		150,000	154,359
11/15/18	9.000%		650,000	900,860
08/15/19	8.125%		250,000	342,949
08/15/19	3.625%		250,000	277,578
01/15/15	0.250%		750,000	750,469

Total U.S. Treasury Obligations
(Cost: $2,581,657)				2,530,223

U.S. Government & Agency Obligations 0.8%
Federal Home Loan Mortgage Corp.
01/13/22	2.375%		2,882,000	2,798,160

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

U.S. Government & Agency Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Federal National Mortgage Association
03/15/16	2.250%		610,000	635,467
11/15/16	1.375%		150,000	152,557
10/15/15	4.375%		1,914,000	2,075,390

Federal National Mortgage Association(h)
09/01/42	3.500%		1,000,000	1,005,313

Private Export Funding Corp. U.S. Government Guaranty
09/15/17	5.450%		45,000	52,303

Total U.S. Government & Agency Obligations
(Cost: $6,651,413)				6,719,190

Foreign Government Obligations(g) 6.0%
Argentina 0.1%
Argentina Boden Bonds
10/03/15	7.000%		515,000	484,100

Argentina Bonar Bonds
04/17/17	7.000%		425,000	361,250

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		120,000	84,300

Total				929,650

Australia 0.1%
Treasury Corp. of Victoria
11/15/18	5.500%	AUD	1,000,000	983,680

Local Government Guaranteed
11/15/16	5.750%	AUD	100,000	97,494
06/15/20	6.000%	AUD	140,000	141,526

Total				1,222,700

Brazil 0.3%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(b)
06/10/19	6.500%		400,000	440,317

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	1,918,000	832,076

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		300,000	291,750

Petrobras International Finance Co.
01/20/40	6.875%		100,000	97,736
01/20/20	5.750%		810,000	836,694

Total				2,498,573

Canada 0.2%
Canadian Government Bond
06/01/18	4.250%	CAD	1,160,000	1,256,157
06/01/20	3.500%	CAD	170,000	179,421

Total				1,435,578

Foreign Government Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia 0.3%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		300,000	330,218
09/18/37	7.375%		250,000	316,250
06/28/27	9.850%	COP	100,000,000	69,951

Empresa de Energia de Bogota SA Senior Unsecured(b)
11/10/21	6.125%		1,100,000	1,167,698

Empresas Publicas de Medellin ESP Senior Unsecured(b)
02/01/21	8.375%	COP	1,750,000,000	969,785

Total				2,853,902

Dominican Republic 0.1%
Dominican Republic International Bond Senior Unsecured(b)
05/06/21	7.500%		700,000	758,576

El Salvador —%
El Salvador Government International Bond Senior Unsecured(b)
06/15/35	7.650%		200,000	199,000

France 0.2%
France Government Bond OAT
10/25/21	3.250%	EUR	400,000	586,897
04/25/17	3.750%	EUR	310,000	457,897
04/25/29	5.500%	EUR	150,000	265,747

Total				1,310,541

Germany 0.5%
Bundesrepublik Deutschland
07/04/28	4.750%	EUR	510,000	898,758
01/04/19	3.750%	EUR	620,000	954,709
01/04/18	4.000%	EUR	1,600,000	2,448,865

Total				4,302,332

Hungary —%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		300,000	316,180

Indonesia 0.4%
Indonesia Government International Bond(b) Senior Unsecured
05/05/21	4.875%		150,000	152,470
01/17/38	7.750%		1,000,000	1,205,000

Indonesia Treasury Bond Senior Unsecured
06/15/15	9.500%	IDR	2,500,000,000	253,687
11/15/20	11.000%	IDR	1,300,000,000	149,501
09/15/19	11.500%	IDR	6,200,000,000	714,373

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Foreign Government Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Majapahit Holding BV(b)
01/20/20	7.750%		200,000	223,214

PT Pertamina Persero(b) Senior Unsecured
05/03/22	4.875%		250,000	237,500
05/03/42	6.000%		200,000	172,500

PT Perusahaan Listrik Negara Senior Unsecured(b)
11/22/21	5.500%		500,000	496,982

Total				3,605,227

Japan 0.2%
Japan Government 20-Year Bond Senior Unsecured
12/20/27	2.100%	JPY	30,000,000	341,452
09/20/26	2.200%	JPY	35,000,000	405,845

Japan Government 30-Year Bond Senior Unsecured
03/20/33	1.100%	JPY	92,000,000	846,777

Total				1,594,074

Kazakhstan 0.1%
KazMunayGas National Co. JSC(b)
05/05/20	7.000%		100,000	112,627

Senior Unsecured
04/09/21	6.375%		400,000	435,000
01/23/15	11.750%		400,000	450,500

Total				998,127

Lithuania 0.1%
Lithuania Government International Bond Senior Unsecured(b)
02/01/22	6.625%		370,000	433,544

Mexico 0.5%
Mexican Bonos
06/03/27	7.500%	MXN	20,000,000	1,720,632
06/09/22	6.500%	MXN	8,000,000	649,162
06/16/16	6.250%	MXN	4,200,000	344,930
12/15/16	7.250%	MXN	1,000,000	84,506
12/13/18	8.500%	MXN	3,700,000	334,881
12/14/17	7.750%	MXN	1,100,000	95,397

Pemex Project Funding Master Trust
06/15/35	6.625%		675,000	722,250

Petroleos Mexicanos
06/02/41	6.500%		200,000	210,400

Total				4,162,158

Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		500,000	452,104

Foreign Government Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Norway 0.2%
Norway Government Bond
05/19/17	4.250%	NOK	5,850,000	1,082,629
05/24/23	2.000%	NOK	2,000,000	319,080

Total				1,401,709

Peru 0.2%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b)
02/08/22	4.750%		200,000	198,808

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(e)
05/31/18	0.000%		134,481	121,945

Peruvian Government International Bond Senior Unsecured
11/18/50	5.625%		100,000	102,000
07/21/25	7.350%		200,000	254,500
03/14/37	6.550%		325,000	381,875

Peruvian Government International Bond(b) Senior Unsecured
08/12/26	8.200%	PEN	250,000	112,142
08/12/31	6.950%	PEN	540,000	207,850

Total				1,379,120

Philippines —%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		300,000	369,684

Poland 0.3%
Poland Government Bond
10/25/19	5.500%	PLN	4,000,000	1,377,761
10/25/17	5.250%	PLN	2,200,000	739,873

Poland Government International Bond Senior Unsecured
03/23/22	5.000%		600,000	643,500

Total				2,761,134

Qatar 0.1%
Qatar Government International Bond Senior Unsecured(b)
01/20/22	4.500%		500,000	527,500

Republic of Namibia 0.1%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%		500,000	515,000

Republic of the Congo —%
Republic of Congo Senior Unsecured(f)
06/30/29	3.500%		93,100	78,204

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Foreign Government Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Romania 0.1%
Romanian Government International Bond Senior Unsecured(b)
02/07/22	6.750%		400,000	449,272

Russian Federation 0.6%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
11/22/16	6.212%		100,000	109,100
08/16/37	7.288%		100,000	108,250
04/11/18	8.146%		180,000	209,700
03/07/22	6.510%		1,100,000	1,185,140

Rosneft International Finance Ltd. Senior Unsecured(b)
03/06/22	4.199%		400,000	369,000

Russian Agricultural Bank OJSC Via RSHB Capital SA(b) Senior Unsecured
07/25/18	5.100%		400,000	401,350
12/27/17	5.298%		700,000	717,811

Russian Foreign Bond — Eurobond(b) Senior Unsecured
03/10/18	7.850%	RUB	5,000,000	159,542
04/04/42	5.625%		200,000	207,740

Russian Foreign Bond — Eurobond(b)(f) Senior Unsecured
03/31/30	7.500%		598,980	702,304

Russian Railways via RZD Capital PLC Senior Unsecured
04/02/19	8.300%	RUB	11,000,000	341,232

Sberbank of Russia Via SB Capital SA Senior Unsecured(b)
02/07/22	6.125%		600,000	641,453

Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/22/25	6.800%		200,000	216,250

Total				5,368,872

South Africa —%
South Africa Government International Bond Senior Unsecured
03/08/41	6.250%		100,000	105,750

Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		200,000	175,385

Total				281,135

South Korea —%
Export-Import Bank of Korea Senior Unsecured
04/11/22	5.000%		300,000	325,398

Foreign Government Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Sweden 0.1%
Sweden Government Bond
08/12/17	3.750%	SEK	4,800,000	804,479

Trinidad and Tobago 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		350,000	437,015

Turkey 0.3%
Turkey Government International Bond Senior Unsecured
09/26/22	6.250%		950,000	1,035,500
06/05/20	7.000%		530,000	606,850
03/17/36	6.875%		410,000	441,775
03/30/21	5.625%		750,000	791,250

Total				2,875,375

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(b)
12/13/21	5.875%		400,000	444,664

Dolphin Energy Ltd. Senior Secured(b)
12/15/21	5.500%		400,000	440,970

Total				885,634

United Kingdom 0.1%
United Kingdom Gilt
03/07/19	4.500%	GBP	550,000	977,118
09/07/21	3.750%	GBP	35,000	59,835

Total				1,036,953

Uruguay —%
Uruguay Government International Bond Senior Unsecured
11/20/45	4.125%		300,000	241,500

Venezuela 0.5%
Petroleos de Venezuela SA
11/17/21	9.000%		259,496	215,382
02/17/22	12.750%		332,200	330,539
11/02/17	8.500%		627,000	576,840
04/12/17	5.250%		1,100,000	902,000
Senior Unsecured
10/28/15	5.000%		250,000	220,625

Venezuela Government International Bond Senior Unsecured
05/07/23	9.000%		2,155,000	1,783,262

Total				4,028,648

Total Foreign Government Obligations
(Cost: $50,141,676)				50,838,898

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals —%
Macdermid, Inc. 2nd Lien Tranche B Term Loan(f)(h)(n)
12/07/20	7.750%	107,000	108,070

Lodging —%
Four Seasons Holdings 2nd Lien Term Loan(f)(n)
12/27/20	6.250%	43,000	43,645

Media Cable —%
TWCC Holding Corp. 2nd Lien Term Loan(f)(h)(n)
06/26/20	7.000%	20,000	20,450

Media Non-Cable —%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(f)(n)
09/16/19	7.500%	165,000	169,043

Technology 0.1%
Blue Coat Systems, Inc. 2nd Lien Term Loan(f)(h)(n)
06/26/20	9.500%	314,000	314,000

Triple Point Group Holdings, Inc.(f)(h)(n)
1st Lien Term Loan
07/11/20	5.250%	140,000	137,200
2nd Lien Term Loan
07/11/21	9.250%	134,000	128,975

Total			580,175

Total Senior Loans
(Cost: $908,700)			921,383

Warrants —%
Issuer		Shares	Value ($)
Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(a)		175	10,500

Total Energy			10,500

Total Warrants
(Cost: $7,082)			10,500

Options Purchased Calls —%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
U.S. Treasury Bond Futures
	44	129.00	August 2013	2,750

Total Options Purchased Calls
(Cost: $9,728)				2,750

Options Purchased Puts —%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)
Put - OTC 2-Year Interest Rate Swap(o)
	1	2.10	November 2014	23,914
Put - OTC 3-Year Interest Rate Swap(o)
	1	2.25	November 2015	168,848

Total Options Purchased Puts
(Cost: $180,720)				192,762

Fixed-Income Funds 1.1%
Issuer	Shares	Value ($)
Floating Rate 1.1%
Columbia Floating Rate Fund, Class I Shares(q)	972,845	8,950,171

Total Fixed-Income Funds
(Cost: $8,769,281)		8,950,171

Alternative Investment Funds 6.8%
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I Shares(q)	3,278,410	33,505,352

Columbia Commodity Strategy Fund, Class I Shares(q)	2,916,310	24,380,353

Total Alternative Investment Funds
(Cost: $61,112,176)		57,885,705

Money Market Funds 6.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.191%(p)(q)	54,299,871	54,299,871

Total Money Market Funds
(Cost: $54,299,871)		54,299,871

Total Investments
(Cost: $781,934,814)		856,715,940

Other Assets & Liabilities, Net		(9,887,967)

Net Assets		846,827,973

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2013

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	August 2, 2013	1,700,000	AUD	1,554,795	USD	26,750	—

Citigroup Global Markets Inc.	August 2, 2013	1,900,000	AUD	1,777,497	USD	69,682	—

HSBC Securities (USA), Inc.	August 2, 2013	1,400,000	AUD	1,319,794	USD	61,404	—

Wells Fargo Bank	August 2, 2013	900,000	AUD	848,394	USD	39,429	—

Barclays Bank PLC	August 2, 2013	2,600,000	CAD	2,471,060	USD	—	(60,339)

HSBC Securities (USA), Inc.	August 2, 2013	1,500,000	CAD	1,430,071	USD	15,915	—

HSBC Securities (USA), Inc.	August 2, 2013	2,200,000	CAD	2,157,868	USD	—	(30,352)

Wells Fargo Bank	August 2, 2013	1,300,000	CAD	1,274,854	USD	9,154	—

HSBC Securities (USA), Inc.	August 2, 2013	7,900,000	CHF	8,364,589	USD	—	(171,799)

Barclays Bank PLC	August 2, 2013	2,000,000	EUR	2,568,686	USD	—	(92,014)

Citigroup Global Markets Inc.	August 2, 2013	2,900,000	EUR	3,837,657	USD	—	(20,357)

Citigroup Global Markets Inc.	August 2, 2013	2,700,000	GBP	4,202,523	USD	95,147	—

Citigroup Global Markets Inc.	August 2, 2013	65,200,000	JPY	686,083	USD	20,165	—

Citigroup Global Markets Inc.	August 2, 2013	1,513,200,000	JPY	15,319,046	USD	—	(135,964)

Citigroup Global Markets Inc.	August 2, 2013	21,600,000	NOK	3,516,641	USD	—	(148,849)

HSBC Securities (USA), Inc.	August 2, 2013	33,700,000	NOK	5,837,171	USD	118,327	—

HSBC Securities (USA), Inc.	August 2, 2013	4,300,000	NOK	703,540	USD	—	(26,164)

Wells Fargo Bank	August 2, 2013	9,600,000	NOK	1,668,650	USD	39,543	—

Citigroup Global Markets Inc.	August 2, 2013	3,700,000	NZD	2,916,747	USD	—	(38,442)

Citigroup Global Markets Inc.	August 2, 2013	62,400,000	SEK	9,465,301	USD	—	(107,967)

Barclays Bank PLC	August 2, 2013	2,800,000	SGD	2,209,144	USD	5,895	—

Citigroup Global Markets Inc.	August 2, 2013	2,900,000	SGD	2,309,777	USD	27,839	—

Wells Fargo Bank	August 2, 2013	3,900,000	SGD	3,096,651	USD	27,839	—

Barclays Bank PLC	August 2, 2013	1,564,601	USD	1,700,000	AUD	—	(36,556)

Citigroup Global Markets Inc.	August 2, 2013	1,748,380	USD	1,900,000	AUD	—	(40,565)

HSBC Securities (USA), Inc.	August 2, 2013	1,323,623	USD	1,400,000	AUD	—	(65,233)

Wells Fargo Bank	August 2, 2013	828,900	USD	900,000	AUD	—	(19,935)

Barclays Bank PLC	August 2, 2013	2,532,546	USD	2,600,000	CAD	—	(1,147)

HSBC Securities (USA), Inc.	August 2, 2013	680,725	USD	700,000	CAD	806	—

HSBC Securities (USA), Inc.	August 2, 2013	2,923,720	USD	3,000,000	CAD	—	(2,875)

Wells Fargo Bank	August 2, 2013	1,266,439	USD	1,300,000	CAD	—	(740)

HSBC Securities (USA), Inc.	August 2, 2013	8,027,281	USD	7,500,000	CHF	76,884	—

HSBC Securities (USA), Inc.	August 2, 2013	433,387	USD	400,000	CHF	—	(1,165)

Barclays Bank PLC	August 2, 2013	2,649,838	USD	2,000,000	EUR	10,862	—

Citigroup Global Markets Inc.	August 2, 2013	3,837,046	USD	2,900,000	EUR	20,969	—

Citigroup Global Markets Inc.	August 2, 2013	4,142,517	USD	2,700,000	GBP	—	(35,141)

Citigroup Global Markets Inc.	August 2, 2013	15,930,314	USD	1,578,400,000	JPY	190,613	—

Citigroup Global Markets Inc.	August 2, 2013	1,583,518	USD	9,500,000	NOK	28,619	—

Citigroup Global Markets Inc.	August 2, 2013	2,095,129	USD	12,100,000	NOK	—	(41,776)

HSBC Securities (USA), Inc.	August 2, 2013	5,820,913	USD	34,500,000	NOK	33,689	—

HSBC Securities (USA), Inc.	August 2, 2013	606,969	USD	3,500,000	NOK	—	(13,024)

Wells Fargo Bank	August 2, 2013	1,617,523	USD	9,600,000	NOK	11,584	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Forward Foreign Currency Exchange Contracts Open at July 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	August 2, 2013	698,379	USD	900,000	NZD	20,451	—

Citigroup Global Markets Inc.	August 2, 2013	2,247,280	USD	2,800,000	NZD	—	(10,921)

Citigroup Global Markets Inc.	August 2, 2013	9,659,720	USD	62,400,000	SEK	—	(86,452)

Barclays Bank PLC	August 2, 2013	2,209,877	USD	2,800,000	SGD	—	(6,627)

Citigroup Global Markets Inc.	August 2, 2013	2,288,691	USD	2,900,000	SGD	—	(6,753)

Wells Fargo Bank	August 2, 2013	3,080,569	USD	3,900,000	SGD	—	(11,757)

Standard Chartered Bank	August 16, 2013	1,323,520,000	COP	703,102	USD	5,697	—

Standard Chartered Bank	August 16, 2013	695,953,000	COP	362,136	USD	—	(4,584)

State Street Bank & Trust Company	August 16, 2013	235,000	EUR	302,436	USD	—	(10,212)

Citigroup Global Markets Inc.	August 21, 2013	3,578,000	CHF	3,826,452	USD	—	(40,384)

Goldman, Sachs & Co.	August 21, 2013	7,244,000	EUR	9,558,096	USD	—	(79,600)

Barclays Bank PLC	August 21, 2013	3,752,000	GBP	5,765,241	USD	58,340	—

HSBC Securities (USA), Inc.	August 21, 2013	3,837,860	USD	3,942,000	CAD	—	(1,785)

State Street Bank & Trust Company	August 21, 2013	5,755,744	USD	564,109,000	JPY	6,361	—

Morgan Stanley	August 21, 2013	9,609,445	USD	57,012,000	NOK	58,195	—

J.P. Morgan Securities, Inc.	August 23, 2013	1,435,000	PLN	442,157	USD	—	(6,193)

Citigroup Global Markets Inc.	August 30, 2013	209,971	USD	6,828,000	RUB	—	(4,024)

Deutsche Bank	September 6, 2013	315,092	USD	1,022,000	MYR	—	(865)

BNP Paribas Securities Corp.	September 17, 2013	2,639,000	EUR	3,490,154	USD	—	(21,205)

BNP Paribas Securities Corp.	September 17, 2013	180,852,000	JPY	1,813,682	USD	—	(33,892)

BNP Paribas Securities Corp.	September 17, 2013	4,444,119,000	KRW	3,962,656	USD	7,697	—

BNP Paribas Securities Corp.	September 17, 2013	77,881,000	PHP	1,798,637	USD	1,425	—

BNP Paribas Securities Corp.	September 17, 2013	3,813,000	SGD	3,007,793	USD	7,343	—

BNP Paribas Securities Corp.	September 17, 2013	67,290,000	THB	2,158,599	USD	14,583	—

BNP Paribas Securities Corp.	September 17, 2013	64,697,000	TWD	2,160,888	USD	5,639	—

BNP Paribas Securities Corp.	September 17, 2013	5,423,154	USD	5,928,000	AUD	—	(111,827)

BNP Paribas Securities Corp.	September 17, 2013	1,084,819	USD	1,013,000	CHF	10,219	—

BNP Paribas Securities Corp.	September 17, 2013	1,203,847	USD	6,784,000	DKK	7,321	—

BNP Paribas Securities Corp.	September 17, 2013	13,200,139	USD	8,618,000	GBP	—	(94,215)

BNP Paribas Securities Corp.	September 17, 2013	599,762	USD	2,156,000	ILS	4,489	—

Barclays Bank PLC	September 17, 2013	355,143	USD	448,000	NZD	1,496	—

BNP Paribas Securities Corp.	September 17, 2013	841,346	USD	5,485,000	SEK	—	(731)

Barclays Bank PLC	September 27, 2013	900,000	AUD	824,737	USD	18,877	—

Citigroup Global Markets Inc.	September 27, 2013	1,900,000	AUD	1,741,407	USD	40,148	—

Citigroup Global Markets Inc.	September 27, 2013	1,600,000	AUD	1,430,030	USD	—	(2,609)

Wells Fargo Bank	September 27, 2013	900,000	AUD	825,269	USD	19,409	—

Barclays Bank PLC	September 27, 2013	2,600,000	CAD	2,529,028	USD	1,115	—

HSBC Securities (USA), Inc.	September 27, 2013	3,000,000	CAD	2,919,793	USD	2,971	—

HSBC Securities (USA), Inc.	September 27, 2013	1,100,000	CAD	1,066,694	USD	—	(2,807)

Wells Fargo Bank	September 27, 2013	1,300,000	CAD	1,264,555	USD	598	—

HSBC Securities (USA), Inc.	September 27, 2013	5,500,000	CHF	5,908,324	USD	—	(37,656)

Barclays Bank PLC	September 27, 2013	2,000,000	EUR	2,650,360	USD	—	(10,862)

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Forward Foreign Currency Exchange Contracts Open at July 31, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	September 27, 2013	2,700,000	EUR	3,577,905	USD	—	(14,744)

Citigroup Global Markets Inc.	September 27, 2013	2,300,000	GBP	3,528,269	USD	30,718	—

Citigroup Global Markets Inc.	September 27, 2013	1,756,800,000	JPY	17,766,316	USD	—	(181,932)

HSBC Securities (USA), Inc.	September 27, 2013	34,500,000	NOK	5,808,545	USD	—	(33,626)

Wells Fargo Bank	September 27, 2013	9,600,000	NOK	1,614,090	USD	—	(11,558)

Citigroup Global Markets Inc.	September 27, 2013	2,800,000	NZD	2,238,152	USD	10,921	—

Citigroup Global Markets Inc.	September 27, 2013	61,400,000	SEK	9,490,247	USD	82,236	—

Barclays Bank PLC	September 27, 2013	2,800,000	SGD	2,210,042	USD	6,711	—

Citigroup Global Markets Inc.	September 27, 2013	2,900,000	SGD	2,288,871	USD	6,849	—

Wells Fargo Bank	September 27, 2013	3,900,000	SGD	3,080,459	USD	11,533	—

HSBC Securities (USA), Inc.	September 27, 2013	91,671	USD	100,000	AUD	—	(2,131)

Citigroup Global Markets Inc.	September 27, 2013	4,085,166	USD	4,200,000	CAD	—	(1,615)

Barclays Bank PLC	September 27, 2013	966,427	USD	900,000	CHF	6,551	—

Citigroup Global Markets Inc.	September 27, 2013	5,264,289	USD	4,900,000	CHF	33,039	—

HSBC Securities (USA), Inc.	September 27, 2013	4,506,513	USD	3,400,000	EUR	17,564	—

Wells Fargo Bank	September 27, 2013	1,326,825	USD	1,000,000	EUR	3,786	—

HSBC Securities (USA), Inc.	September 27, 2013	5,830,150	USD	3,800,000	GBP	—	(51,587)

Wells Fargo Bank	September 27, 2013	1,381,923	USD	900,000	GBP	—	(13,316)

Barclays Bank PLC	September 27, 2013	819,329	USD	80,300,000	JPY	1,051	—

HSBC Securities (USA), Inc.	September 27, 2013	11,152,413	USD	1,092,100,000	JPY	4,966	—

Wells Fargo Bank	September 27, 2013	3,955,826	USD	387,400,000	JPY	2,024	—

Barclays Bank PLC	September 27, 2013	824,595	USD	4,900,000	NOK	5,162	—

Citigroup Global Markets Inc.	September 27, 2013	2,054,910	USD	12,200,000	NOK	11,017	—

Barclays Bank PLC	September 27, 2013	958,297	USD	1,200,000	NZD	—	(3,770)

HSBC Securities (USA), Inc.	September 27, 2013	1,757,833	USD	2,200,000	NZD	—	(7,866)

Wells Fargo Bank	September 27, 2013	483,228	USD	600,000	NZD	—	(5,964)

Citigroup Global Markets Inc.	September 27, 2013	564,091	USD	3,700,000	SEK	2,841	—

HSBC Securities (USA), Inc.	September 27, 2013	12,929,884	USD	83,800,000	SEK	—	(89,635)

HSBC Securities (USA), Inc.	September 27, 2013	1,884,946	USD	2,400,000	SGD	3,624	—

HSBC Securities (USA), Inc.	September 27, 2013	6,473,846	USD	8,200,000	SGD	—	(21,231)

Total						1,464,082	(2,115,340)

Futures Contracts Outstanding at July 31, 2013

At July 31, 2013, securities and cash totaling $4,405,079 and $5,583,924, respectively, were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3-Month Euro Euribor	241	79,865,023	March 2014	—	(12,848)
3-Month Euro Swiss Franc	93	25,115,376	March 2014	1,777	—
3-Month Euro Yen	(287)	(73,105,709)	March 2014	—	(15,765)
90-Day Eurodollar	(257)	(64,012,275)	March 2014	—	(34,642)
90-Day Sterling	(235)	(44,436,483)	March 2014	—	(30,217)
CAC40 10 Euro	25	1,327,190	August 2013	29,199	—
Canadian Bank Accept	(368)	(88,336,481)	March 2014	11,888	—
Canadian Bond, 10-year	(47)	(6,019,716)	September 2013	—	(19,341)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Futures Contracts Outstanding at July 31, 2013 (continued)

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
DAX Index	5	1,371,840	September 2013	—	(1,883)
E-Mini S&P 500 Index	(512)	(43,020,800)	September 2013	—	(1,591,014)
Euro-Bund	(50)	(9,470,095)	September 2013	61,358	—
Euro Stoxx 50	28	1,026,604	September 2013	22,744	—
FTSE 100 Index	14	1,397,862	September 2013	6,803	—
FTSE/MIB Index	13	1,427,233	September 2013	—	(3,928)
Hang Seng Index	7	986,694	August 2013	1,106	—
IBEX 35 Index	4	447,163	August 2013	—	(2,178)
Japan Bond, 10-year	(9)	(13,201,716)	September 2013	—	(47,562)
Long Gilt	(8)	(1,371,316)	September 2013	—	(2,790)
MSCI Singapore Index	54	3,106,110	August 2013	—	(20,672)
OMXS 30 Index	48	908,908	August 2013	8,851	—
Russell 2000 E-Mini	2	208,580	September 2013	15,635	—
S&P/Toronto Stock Exchange 60 Index	(15)	(2,082,855)	September 2013	—	(13,114)
S&P 500 Index	(4)	(1,680,500)	September 2013	—	(25,098)
SPI 200	8	900,647	September 2013	371	—
TOPIX Index	103	11,840,108	September 2013	149,540	—
U.S. Treasury Long Bond	215	28,823,438	September 2013	—	(848,055)
U.S. Treasury Note, 2-year	61	13,439,062	September 2013	8,583	—
U.S. Treasury Note, 5-year	123	14,928,164	September 2013	—	(163,819)
U.S. Treasury Note, 10-year	195	24,655,313	September 2013	—	(512,230)
U.S. Treasury Ultra Bond, 30-year	14	2,019,500	September 2013	—	(118,383)

Total				317,855	(3,463,539)

Interest Rate Swap Contracts Outstanding at July 31, 2013

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley Capital Services	6-Month CHF LIBOR-BBA	Receive	0.8675	12/17/22	CHF	16,250,000	763,824	—
Citibank	3-Month SEK STIBOR-SIDE	Pay	2.6350	07/15/23	SEK	76,300,000	—	(14,795)
Wells Fargo Bank	6-Month AUD Bankbills	Pay	4.3550	07/15/23	AUD	10,600,000	153,953	—

Total							917,777	(14,795)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $53,380,386 or 6.30% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2013, the value of these securities amounted to $217,970, which represents 0.03% of net assets.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $1,801, representing less than 0.01% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/09 thru 05/14/09	—
ShengdaTech, Inc.
Senior Notes	12/10/10	180,000
6.50% 12/15/15

(e)	Zero coupon bond.

(f)	Variable rate security.

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)	Represents a security purchased on a when-issued or delayed delivery basis.

(i)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2013, the value of these securities amounted to $1,800, which represents less than 0.01% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

(j)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at July 31, 2013:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association
08/01/28 3.000%	770,303	08/14/13	770,303	771,650
08/01/43 4.000%	1,000,000	08/12/13	1,030,469	1,039,219
08/01/43 5.500%	1,000,000	08/12/13	1,082,969	1,089,063

(k)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(l)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(m)	At July 31, 2013, investments in securities included securities valued at $4,405,079 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(n)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o)	Purchased swaption contracts outstanding at July 31, 2013:

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.10	11/28/14	8,000,000	75,920	23,914
Put - OTC 3-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.25	11/02/15	8,000,000	104,800	168,848

(p)	The rate shown is the seven-day current annualized yield at July 31, 2013.

(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Enhanced Multi-Strategy Fund, Class I shares	—	33,407,000	—	—	33,407,000	—	33,505,352

Columbia Commodity Strategy Fund, Class I shares	—	44,436,000	(14,527,000)	(2,203,824)	27,705,176	—	24,380,353

Columbia Dividend Income Fund, Class I shares	—	32,116,040	(34,765,336)	2,649,296	—	366,040	—

Columbia Floating Rate Fund, Class I shares	—	8,769,281	—	—	8,769,281	260,281	8,950,171

Columbia Short-Term Cash Fund	67,557,296	468,342,412	(481,599,837)	—	54,299,871	71,483	54,299,871

Total	67,557,296	587,070,733	(530,892,173)	445,472	124,181,328	697,804	121,135,747

Abbreviation Legend

ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PIK	Payment-in-Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	37

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Currency Legend (continued)

GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
USD	US Dollar
UYU	Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	60,014,679	20,040,788	—	80,055,467

Consumer Staples	29,643,770	13,940,624	—	43,584,394

Energy	31,723,249	12,629,126	—	44,352,375

Financials	78,003,739	37,423,947	1	115,427,687

Health Care	52,687,002	8,382,881	—	61,069,883

Industrials	52,628,170	14,959,444	—	67,587,614

Information Technology	69,825,484	11,511,014	—	81,336,498

Materials	18,029,644	8,180,041	—	26,209,685

Telecommunication Services	746,198	5,833,995	—	6,580,193

Utilities	14,266,208	648,874	—	14,915,082

Preferred Stocks

Chemicals	—	3,080,179	—	3,080,179

Convertible Preferred Stocks

Consumer Discretionary	794,046	423,134	—	1,217,180

Consumer Staples	—	507,326	—	507,326

Energy	—	998,504	—	998,504

Financials	1,257,070	632,618	—	1,889,688

Health Care	—	167,701	—	167,701

Industrials	392,026	127,346	—	519,372

Utilities	511,491	533,607	—	1,045,098

Warrants

Energy	—	10,500	—	10,500

Total Equity Securities	410,522,776	140,031,649	1	550,554,426

Bonds

Corporate Bonds & Notes	—	58,954,401	—	58,954,401

Convertible Bonds	—	18,452,820	1,800	18,454,620

Residential Mortgage-Backed Securities — Agency	—	35,774,151	—	35,774,151

Residential Mortgage-Backed Securities — Non-Agency	—	2,213,823	121,571	2,335,394

Commercial Mortgage-Backed Securities — Non-Agency	—	2,720,198	—	2,720,198

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	39

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Asset-Backed Securities — Non-Agency	—	1,269,171	139,241	1,408,412

Inflation-Indexed Bonds	—	4,173,385	—	4,173,385

U.S. Treasury Obligations	2,530,223	—	—	2,530,223

U.S. Government & Agency Obligations	—	6,719,190	—	6,719,190

Foreign Government Obligations	—	50,838,898	—	50,838,898

Total Bonds	2,530,223	181,116,037	262,612	183,908,872

Mutual Funds

Fixed-Income Funds	8,950,171	—	—	8,950,171

Alternative Investment Funds	57,885,705	—	—	57,885,705

Money Market Funds	54,299,871	—	—	54,299,871

Total Mutual Funds	121,135,747	—	—	121,135,747

Other

Senior Loans	—	921,383	—	921,383

Options Purchased Calls	2,750	—	—	2,750

Options Purchased Puts	—	192,762	—	192,762

Total Other	2,750	1,114,145	—	1,116,895

Investments in Securities	534,191,496	322,261,831	262,613	856,715,940

Forward Sale Commitments Liability	—	(2,899,932)	—	(2,899,932)

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,464,082	—	1,464,082

Futures Contracts	317,855	—	—	317,855

Swap Contracts	—	917,777	—	917,777

Liabilities

Forward Foreign Currency Exchange Contracts	—	(2,115,340)	—	(2,115,340)

Futures Contracts	(3,463,539)	—	—	(3,463,539)

Swap Contracts	—	(14,795)	—	(14,795)

Total	531,045,812	319,613,623	262,613	850,922,048

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Futures contracts, forward foreign currency exchange contracts and swap contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

40	Annual Report 2013

Columbia Global Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Common Stocks ($)	Corporate Bonds ($)	Convertible Bonds ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Total ($)
Balance as of July 31, 2012	25,735	—	26,825	302,062	—	145,239	499,861

Accrued discounts/premiums	—	—	—	—	—	—	—

Realized gain (loss)	(73,869)	—	—	—	—	—	(73,869)

Change in unrealized appreciation (depreciation)(a)	62,836	158	(25,025)	(2,363)	—	—	35,606

Sales	(14,701)	(21,158)	—	(101,066)	—	—	(136,925)

Purchases	—	21,000	—	225,000	139,241	—	385,241

Transfers into Level 3	—	—	—	—	—	—	—

Transfers out of Level 3	—	—	—	(302,062)	—	(145,239)	(447,301)

Balance as of July 31, 2013	1	—	1,800	121,571	139,241	—	262,613

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was $(27,388), which is comprised of Convertible Bonds of $(25,025) and Residential Mortgage-Backed Securities — Non-Agency of $(2,363).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain residential mortgage and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain common stock and convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end, July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	41

Columbia Global Opportunities Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $657,753,486	$735,580,193
Affiliated issuers (identified cost $124,181,328)	121,135,747

Total investments (identified cost $781,934,814)	856,715,940
Cash	1,270
Foreign currency (identified cost $672,305)	663,471
Margin deposits	5,583,924
Unrealized appreciation on forward foreign currency exchange contracts	1,464,082
Unrealized appreciation on swap contracts	917,777
Receivable for:
Investments sold	11,498,279
Investments sold on a delayed delivery basis	1,451,746
Capital shares sold	204,291
Dividends	367,806
Interest	2,193,848
Reclaims	233,339
Prepaid expenses	9,120

Total assets	881,304,893

Liabilities
Forward sale commitments, at value (proceeds receivable $2,883,741)	2,899,932
Unrealized depreciation on forward foreign currency exchange contracts	2,115,340
Unrealized depreciation on swap contracts	14,795
Payable for:
Investments purchased	8,251,402
Investments purchased on a delayed delivery basis	19,541,035
Capital shares purchased	907,294
Variation margin	121,253
Due to broker	373,676
Investment management fees	13,780
Distribution and/or service fees	7,191
Transfer agent fees	70,363
Administration fees	1,246
Plan administration fees	2
Compensation of board members	48,774
Other expenses	110,224
Other liabilities	613

Total liabilities	34,476,920

Net assets applicable to outstanding capital stock	$846,827,973

Represented by
Paid-in capital	$1,042,635,720
Undistributed net investment income	2,025,822
Accumulated net realized loss	(269,720,144)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	77,826,707
Investments — affiliated issuers	(3,045,581)
Foreign currency translations	15,600
Forward sale commitments	(16,191)
Forward foreign currency exchange contracts	(651,258)
Futures contracts	(3,145,684)
Swap contracts	902,982

Total — representing net assets applicable to outstanding capital stock	$846,827,973

The accompanying Notes to Financial Statements are an integral part of this statement.

42	Annual Report 2013

Columbia Global Opportunities Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$777,873,602

Shares outstanding	71,432,426

Net asset value per share	$10.89

Maximum offering price per share(a)	$11.55

Class B

Net assets	$34,389,288

Shares outstanding	3,191,128

Net asset value per share	$10.78

Class C

Net assets	$33,299,442

Shares outstanding	3,109,635

Net asset value per share	$10.71

Class K(b)

Net assets	$232,272

Shares outstanding	21,277

Net asset value per share	$10.92

Class R

Net assets	$4,720

Shares outstanding	434

Net asset value per share	$10.87	(c)

Class R4

Net assets	$2,713

Shares outstanding	249

Net asset value per share	$10.92	(c)

Class R5

Net assets	$2,714

Shares outstanding	249

Net asset value per share	$10.92	(c)

Class Z

Net assets	$1,023,222

Shares outstanding	94,076

Net asset value per share	$10.88

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	43

Columbia Global Opportunities Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$13,383,255
Dividends — affiliated issuers	697,804
Interest	9,526,371
Income from securities lending — net	92,399
Foreign taxes withheld	(512,262)

Total income	23,187,567

Expenses:
Investment management fees	5,239,774
Distribution and/or service fees
Class A	1,983,485
Class B	393,279
Class C	330,185
Class R	23
Transfer agent fees
Class A	1,705,704
Class B	84,627
Class C	70,925
Class K(a)	117
Class R	10
Class R4(b)	26
Class R5(b)	1
Class Z	1,950
Administration fees	473,470
Plan administration fees
Class K(a)	582
Compensation of board members	32,252
Custodian fees	178,422
Printing and postage fees	203,286
Registration fees	107,455
Professional fees	74,948

Total expenses	10,880,521
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(385,551)
Expense reductions	(20)

Total net expenses	10,494,950

Net investment income	12,692,617

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	82,231,215
Investments — affiliated issuers	445,472
Foreign currency translations	(95,410)
Forward foreign currency exchange contracts	820,865
Futures contracts	(12,480,629)
Swap contracts	324,176

Net realized gain	71,245,689
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,269,240
Investments — affiliated issuers	(3,045,581)
Foreign currency translations	21,907
Forward sale commitments	(5,879)
Forward foreign currency exchange contracts	(753,684)
Futures contracts	269,190
Swap contracts	1,012,658
Foreign capital gains tax	221,099

Net change in unrealized appreciation (depreciation)	16,988,950

Net realized and unrealized gain	88,234,639

Net increase in net assets resulting from operations	$100,927,256

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

44	Annual Report 2013

Columbia Global Opportunities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012(a)	Year Ended September 30, 2011
Operations

Net investment income	$12,692,617	$12,822,281	$18,756,168

Net realized gain	71,245,689	33,046,830	54,368,774

Net change in unrealized appreciation (depreciation)	16,988,950	77,408,596	(62,052,073)

Net increase in net assets resulting from operations	100,927,256	123,277,707	11,072,869

Distributions to shareholders

Net investment income

Class A	(15,883,539)	(13,289,904)	(23,017,772)

Class B	(519,031)	(537,494)	(1,264,780)

Class C	(433,842)	(351,963)	(656,827)

Class I	—	(56)	(123)

Class K(b)	(5,042)	(5,986)	(11,421)

Class R	(79)	(62)	(97)

Class R4(c)	(163)	—	—

Class R5(c)	(39)	—	—

Class Z	(20,215)	(8,711)	(4,356)

Tax return of capital

Class A	—	—	(1,866,498)

Class B	—	—	(102,560)

Class C	—	—	(53,262)

Class I	—	—	(10)

Class K	—	—	(926)

Class R	—	—	(8)

Class Z	—	—	(353)

Total distributions to shareholders	(16,861,950)	(14,194,176)	(26,978,993)

Increase (decrease) in net assets from capital stock activity	(105,117,921)	(93,792,827)	(188,359,679)

Total increase (decrease) in net assets	(21,052,615)	15,290,704	(204,265,803)

Net assets at beginning of year	867,880,588	852,589,884	1,056,855,687

Net assets at end of year	$846,827,973	$867,880,588	$852,589,884

Undistributed net investment income	$2,025,822	$4,284,016	$1,676,095

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	45

Columbia Global Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012(a)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	3,412,792	35,876,120	3,600,290	34,908,745	5,127,857	49,314,570

Distributions reinvested	1,522,999	15,638,368	1,364,887	12,939,286	2,530,917	23,855,312

Redemptions	(13,882,595)	(145,427,100)	(13,157,766)	(126,931,169)	(23,933,531)	(228,443,382)

Net decrease	(8,946,804)	(93,912,612)	(8,192,589)	(79,083,138)	(16,274,757)	(155,273,500)

Class B shares

Subscriptions	48,427	501,990	46,190	442,842	95,468	895,032

Distributions reinvested	51,065	516,788	56,140	523,625	139,601	1,309,280

Redemptions(b)	(1,033,750)	(10,857,436)	(1,467,852)	(14,128,372)	(3,052,152)	(29,231,240)

Net decrease	(934,258)	(9,838,658)	(1,365,522)	(13,161,905)	(2,817,083)	(27,026,928)

Class C shares

Subscriptions	454,877	4,691,234	324,834	3,089,409	395,144	3,713,224

Distributions reinvested	42,802	430,613	36,190	335,889	70,334	654,496

Redemptions	(640,356)	(6,622,904)	(546,918)	(5,179,474)	(1,148,332)	(10,786,004)

Net decrease	(142,677)	(1,501,057)	(185,894)	(1,754,176)	(682,854)	(6,418,284)

Class I shares

Redemptions	—	—	(434)	(4,167)	—	—

Net (decrease)	—	—	(434)	(4,167)	—	—

Class K shares(c)

Subscriptions	—	—	—	—	328	3,190

Distributions reinvested	490	5,042	632	5,986	1,308	12,347

Redemptions	(2,620)	(26,850)	(21,076)	(203,292)	(3,790)	(36,847)

Net decrease	(2,130)	(21,808)	(20,444)	(197,306)	(2,154)	(21,310)

Class R4 shares(d)

Subscriptions	5,134	54,501	—	—	—	—

Distributions reinvested	12	126	—	—	—	—

Redemptions	(4,897)	(51,776)	—	—	—	—

Net increase	249	2,851	—	—	—	—

Class R5 shares(d)

Subscriptions	249	2,500	—	—	—	—

Net increase	249	2,500	—	—	—	—

Class Z shares

Subscriptions	105,998	1,111,901	74,187	715,344	45,094	446,431

Distributions reinvested	1,533	15,739	783	7,441	438	4,060

Redemptions	(93,094)	(976,777)	(33,685)	(314,920)	(7,456)	(70,148)

Net increase	14,437	150,863	41,285	407,865	38,076	380,343

Total net decrease	(10,010,934)	(105,117,921)	(9,723,598)	(93,792,827)	(19,738,772)	(188,359,679)

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(d)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

46	Annual Report 2013

Columbia Global Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.89		$8.75		$9.02		$8.44	$9.10	$12.48

Income from investment operations:

Net investment income	0.16		0.14		0.18		0.15	0.14	0.24

Net realized and unrealized gain (loss)	1.05		1.16		(0.19)		0.63	(0.40)	(2.71)

Total from investment operations	1.21		1.30		(0.01)		0.78	(0.26)	(2.47)

Less distributions to shareholders:

Net investment income	(0.21)		(0.16)		(0.24)		(0.20)	(0.12)	(0.23)

Net realized gains	—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		(0.02)		—	—	—

Total distributions to shareholders	(0.21)		(0.16)		(0.26)		(0.20)	(0.40)	(0.91)

Net asset value, end of period	$10.89		$9.89		$8.75		$9.02	$8.44	$9.10

Total return	12.35%		14.95%		(0.24%)		9.29%	(2.33%)	(20.90%)

Ratios to average net assets(b)

Total gross expenses	1.19%		1.20	%(c)	1.13%		1.05%	1.10%	1.02%

Total net expenses(d)	1.15	%(e)	1.15	%(c)	1.13	%(e)	1.05%	1.10%	1.02%

Net investment income	1.52%		1.80	%(c)	1.93%		1.73%	1.82%	2.20%

Supplemental data

Net assets, end of period (in thousands)	$777,874		$794,822		$774,665		$945,595	$1,122,673	$1,437,164

Portfolio turnover(f)	150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	47

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.79		$8.67		$8.93		$8.36	$9.01	$12.36

Income from investment operations:

Net investment income	0.08		0.08		0.11		0.08	0.08	0.15

Net realized and unrealized gain (loss)	1.04		1.14		(0.18)		0.62	(0.39)	(2.67)

Total from investment operations	1.12		1.22		(0.07)		0.70	(0.31)	(2.52)

Less distributions to shareholders:

Net investment income	(0.13)		(0.10)		(0.18)		(0.13)	(0.06)	(0.15)

Net realized gains	—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		(0.01)		—	—	—

Total distributions to shareholders	(0.13)		(0.10)		(0.19)		(0.13)	(0.34)	(0.83)

Net asset value, end of period	$10.78		$9.79		$8.67		$8.93	$8.36	$9.01

Total return	11.56%		14.19%		(0.94%)		8.38%	(3.00%)	(21.50%)

Ratios to average net assets(b)

Total gross expenses	1.94%		1.96	%(c)	1.87%		1.81%	1.87%	1.78%

Total net expenses(d)	1.90	%(e)	1.90	%(c)	1.87	%(e)	1.81%	1.87%	1.78%

Net investment income	0.78%		1.05	%(c)	1.18%		0.98%	1.05%	1.43%

Supplemental data

Net assets, end of period (in thousands)	$34,389		$40,387		$47,580		$74,220	$115,318	$169,090

Portfolio turnover(f)	150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

48	Annual Report 2013

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010	2009	2008
Per share data
Net asset value, beginning of period	$9.73		$8.61		$8.88		$8.32	$8.97	$12.31

Income from investment operations:

Net investment income	0.08		0.08		0.11		0.08	0.08	0.16

Net realized and unrealized gain (loss)	1.03		1.15		(0.19)		0.61	(0.39)	(2.67)

Total from investment operations	1.11		1.23		(0.08)		0.69	(0.31)	(2.51)

Less distributions to shareholders:

Net investment income	(0.13)		(0.11)		(0.18)		(0.13)	(0.06)	(0.15)

Net realized gains	—		—		—		—	(0.28)	(0.68)

Tax return of capital	—		—		(0.01)		—	—	—

Total distributions to shareholders	(0.13)		(0.11)		(0.19)		(0.13)	(0.34)	(0.83)

Net asset value, end of period	$10.71		$9.73		$8.61		$8.88	$8.32	$8.97

Total return	11.55%		14.31%		(1.02%)		8.34%	(2.98%)	(21.47%)

Ratios to average net assets(b)

Total gross expenses	1.94%		1.95	%(c)	1.88%		1.81%	1.86%	1.77%

Total net expenses(d)	1.90	%(e)	1.90	%(c)	1.88	%(e)	1.81%	1.86%	1.77%

Net investment income	0.77%		1.05	%(c)	1.17%		0.98%	1.07%	1.47%

Supplemental data

Net assets, end of period (in thousands)	$33,299		$31,649		$29,619		$36,614	$46,515	$59,279

Portfolio turnover(f)	150%		129%		142%		114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	49

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.91	$8.77		$9.04	$8.45	$9.10	$12.48

Income from investment operations:

Net investment income	0.17	0.15		0.20	0.16	0.15	0.26

Net realized and unrealized gain (loss)	1.06	1.16		(0.19)	0.64	(0.40)	(2.71)

Total from investment operations	1.23	1.31		0.01	0.80	(0.25)	(2.45)

Less distributions to shareholders:

Net investment income	(0.22)	(0.17)		(0.26)	(0.21)	(0.12)	(0.25)

Net realized gains	—	—		—	—	(0.28)	(0.68)

Tax return of capital	—	—		(0.02)	—	—	—

Total distributions to shareholders	(0.22)	(0.17)		(0.28)	(0.21)	(0.40)	(0.93)

Net asset value, end of period	$10.92	$9.91		$8.77	$9.04	$8.45	$9.10

Total return	12.55%	14.99%		(0.12%)	9.49%	(2.11%)	(20.71%)

Ratios to average net assets(c)

Total gross expenses	1.03%	1.06	%(d)	0.98%	0.91%	0.94%	0.93%

Total net expenses(e)	1.02%	1.05	%(d)	0.98%	0.91%	0.87%	0.78%

Net investment income	1.66%	1.91	%(d)	2.07%	1.87%	1.97%	2.31%

Supplemental data

Net assets, end of period (in thousands)	$232	$232		$384	$416	$1,219	$6,813

Portfolio turnover(f)	150%	129%		142%	114%	136%	123%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

50	Annual Report 2013

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class R	2013	2012(a)		2011	2010	2009	2008
Per share data
Net asset value, beginning of period	$9.88	$8.74		$9.01	$8.43	$9.09	$12.47

Income from investment operations:

Net investment income	0.13	0.12		0.16	0.12	0.12	0.22

Net realized and unrealized gain (loss)	1.04	1.16		(0.19)	0.63	(0.40)	(2.69)

Total from investment operations	1.17	1.28		(0.03)	0.75	(0.28)	(2.47)

Less distributions to shareholders:

Net investment income	(0.18)	(0.14)		(0.22)	(0.17)	(0.10)	(0.23)

Net realized gains	—	—		—	—	(0.28)	(0.68)

Tax return of capital	—	—		(0.02)	—	—	—

Total distributions to shareholders	(0.18)	(0.14)		(0.24)	(0.17)	(0.38)	(0.91)

Net asset value, end of period	$10.87	$9.88		$8.74	$9.01	$8.43	$9.09

Total return	11.99%	14.77%		(0.49%)	8.90%	(2.52%)	(20.93%)

Ratios to average net assets(b)

Total gross expenses	1.44%	1.48	%(c)	1.36%	1.42%	1.42%	1.45%

Total net expenses(d)	1.40%	1.40	%(c)	1.36%	1.42%	1.33%	1.20%

Net investment income	1.28%	1.55	%(c)	1.68%	1.38%	1.60%	1.98%

Supplemental data

Net assets, end of period (in thousands)	$5	$4		$4	$4	$4	$4

Portfolio turnover(e)	150%	129%		142%	114%	136%	123%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013, 108% for the ten months ended July 31, 2012 and 131%, 113%, 116% and 89% for the years ended September 30, 2011, 2010, 2009 and 2008 respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	51

Columbia Global Opportunities Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.06

Income from investment operations:

Net investment income	0.15

Net realized and unrealized gain	0.86

Total from investment operations	1.01

Less distributions to shareholders:

Net investment income	(0.15)

Total distributions to shareholders	(0.15)

Net asset value, end of period	$10.92

Total return	10.14%

Ratios to average net assets(b)

Total gross expenses	0.93	%(c)

Total net expenses(d)	0.92	%(c)

Net investment income	1.98	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover(e)	150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

52	Annual Report 2013

Columbia Global Opportunities Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.06

Income from investment operations:

Net investment income	0.14

Net realized and unrealized gain	0.88

Total from investment operations	1.02

Less distributions to shareholders:

Net investment income	(0.16)

Total distributions to shareholders	(0.16)

Net asset value, end of period	$10.92

Total return	10.22%

Ratios to average net assets(b)

Total gross expenses	0.83	%(c)

Total net expenses(d)	0.81	%(c)

Net investment income	1.82	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover(e)	150%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	53

Columbia Global Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$9.88		$8.73		$9.01		$8.98

Income from investment operations:

Net investment income (loss)	0.18		0.17		0.21		(0.01)

Net realized and unrealized gain (loss)	1.05		1.16		(0.19)		0.04

Total from investment operations	1.23		1.33		0.02		0.03

Less distributions to shareholders:

Net investment income	(0.23)		(0.18)		(0.30)		—

Tax return of capital	—		—		0.00	(c)	—

Total distributions to shareholders	(0.23)		(0.18)		(0.30)		—

Net asset value, end of period	$10.88		$9.88		$8.73		$9.01

Total return	12.65%		15.31%		0.01%		0.33%

Ratios to average net assets(d)

Total gross expenses	0.94%		0.94	%(e)	0.89%		1.02	%(e)

Total net expenses(f)	0.90	%(g)	0.88	%(e)	0.89	%(g)	1.02	%(e)

Net investment income (loss)	1.75%		2.06	%(e)	2.28%		(13.66	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$1,023		$787		$335		$3

Portfolio turnover(h)	150%		129%		142%		114%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 118% for the year ended July 31, 2013 and 131% and 113% for the years ended September 30, 2011 and 2010, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

54	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 14, 2012, Columbia Strategic Allocation Fund was renamed Columbia Global Opportunities Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Annual Report 2013	55

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an

56	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

Annual Report 2013	57

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange traded or OTC. The Fund purchased and wrote option contracts to manage duration & yield curve exposure. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

58	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Swaption Contracts

Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates or hedge the fair value of other Fund investments or as part of an investment strategy. These insturments may be used for other purposes in future periods. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2013	59

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	234,249	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,464,082
Interest rate risk	Unrealized appreciation on swap contracts	917,777
Interest rate risk	Net assets — unrealized appreciation on futures contracts	83,606	*
Interest rate risk	Investments at value- unaffiliated issuers (for purchased options)	195,512
Total		2,895,226

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	1,657,887	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,115,340
Interest rate risk	Unrealized depreciation on swap contracts	14,795
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,805,652	*
Total		5,593,674

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Equity risk	—	(13,841,731)	(165,522)	—	(14,007,253)
Foreign exchange risk	820,865	—	—	—	820,865
Interest rate risk	—	1,361,102	(1,479,436)	324,176	205,842
Total	820,865	(12,480,629)	(1,644,958)	324,176	(12,980,546)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Equity risk	—	2,495,575	—	—	2,495,575
Foreign exchange risk	(753,684)	—	—	—	(753,684)
Interest rate risk	—	(2,226,385)	245,713	1,012,658	(968,014)
Total	(753,684)	269,190	245,713	1,012,658	773,877

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	649
Futures contracts	23,480
Options contracts	839
Swap contracts	7

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

60	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Forward Sale Commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhanced defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013	61

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

62	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in the underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management fee to the Investment Manager. For the portion of the assets of the Fund holds in securities, including other funds advised by the Investment Manager that do not pay an investment management fee to the Investment Manager, the Fund pays the Investment Manager a monthly fee at an annual rate that declines from 0.66% to 0.49% as such assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.60% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund does not pay administration fee on the portion of assets held in the underlying funds (including any ETFs) that pay an administration fee to the Investment Manager. For the portion of assets the Fund holds in securities, including other funds administered by the Investment Manager that do not pay an administration fee to the Investment Manager, the fund pays a monthly fee for administration and accounting services to the Fund Administrator at an annual rate that declines from 0.06% to 0.03% as such assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $3,447.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus

Annual Report 2013	63

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class K	0.05
Class R	0.22
Class R4	0.21	*
Class R5	0.05	*
Class Z	0.21

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013 these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,929,000 and $383,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $652,193 for Class A, $7,946 for Class B, $1,927 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	February 1, 2013 through November 30, 2013	Prior to February 1, 2013
Class A	1.25%	1.13%
Class B	2.00	1.88
Class C	2.00	1.88
Class K	1.13	1.04
Class R	1.50	1.38
Class R4	1.00	0.88
Class R5	0.88	0.79
Class Z	1.00	0.88

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and

64	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, derivative investments and investments in delayed delivery and forward sale commitments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,911,139
Accumulated net realized loss	(1,911,141)
Paid-in capital	2

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Period Ended July 31, 2012 ($)	Year Ended September 30, 2011 ($)
Ordinary income	16,861,950	14,194,176	24,955,376
Tax return of capital	—	—	2,023,617
Total	16,861,950	14,194,176	26,978,993

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,572,035
Unrealized appreciation	72,782,511

At July 31, 2013, the cost of investments for federal income tax purposes was $784,072,010 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$88,513,200
Unrealized depreciation	(15,869,270)
Net unrealized appreciation	72,643,930

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	250,908,071
2019	21,208,022
Total	272,116,093

For the year ended July 31, 2013, $63,499,349 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $1,235,362,815 and $1,350,896,984, respectively, for the year ended July 31, 2013, of which $346,161,324 and $358,681,044, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A.

Annual Report 2013	65

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

(JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2013, affiliated shareholder accounts owned 18.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus

1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

66	Annual Report 2013

Columbia Global Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	67

Columbia Global Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Opportunities Fund (the “Fund”) (formerly known as Columbia Strategic Allocation Fund) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 23, 2013

68	Annual Report 2013

Columbia Global Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	66.03%
Dividends Received Deduction	43.91%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013	69

Columbia Global Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

70	Annual Report 2013

Columbia Global Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	71

Columbia Global Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

72	Annual Report 2013

Columbia Global Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	73

Columbia Global Opportunities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

74	Annual Report 2013

Columbia Global Opportunities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

Annual Report 2013	75

Columbia Global Opportunities Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account the IMS fees decline as the value of various Fund assets exceeds various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

76	Annual Report 2013

Columbia Global Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	77

Columbia Global Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN156_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Income Opportunities Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Income Opportunities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Income Opportunities Fund

Performance Overview

Performance Summary

>	Columbia Income Opportunities Fund (the Fund) Class A shares gained 7.10% excluding sales charges for the 12-month period that ended July 31, 2013.

>	The Fund underperformed its benchmark, the Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 8.25% for the same 12-month period.

>	Security selection overall proved effective, but was more than offset by industry allocation decisions, which detracted.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		7.10	9.88	8.16
Including sales charges		1.99	8.81	7.64
Class B	06/19/03
Excluding sales charges		6.30	9.04	7.34
Including sales charges		1.30	8.75	7.34
Class C	06/19/03
Excluding sales charges		6.46	9.12	7.39
Including sales charges		5.46	9.12	7.39
Class I*	03/04/04	7.56	10.32	8.56
Class K	06/19/03	7.23	10.04	8.37
Class R*	09/27/10	6.83	9.62	7.89
Class R4*	11/08/12	7.29	9.92	8.18
Class R5*	11/08/12	7.38	9.94	8.19
Class W*	09/27/10	7.10	9.87	8.15
Class Y*	03/07/11	7.56	10.09	8.26
Class Z*	09/27/10	7.36	10.06	8.25
BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index		8.25	10.09	8.30

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Income Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Lavin, CFA

Portfolio Breakdown (%)
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Financials	0.0	(a)
Industrials	0.0	(a)
Materials	0.0	(a)
Utilities	0.0	(a)
Convertible Bonds	0.0	(a)
Corporate Bonds & Notes	91.1
Money Market Funds	4.6
Preferred Stocks	0.0	(a)
Industrials	0.0	(a)
Senior Loans	4.3
Warrants	0.0
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at July 31, 2013)
BBB rating	1.5
BB rating	42.3
B rating	50.7
CCC rating	4.7
Not rated	0.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the average of the ratings from Moody’s, S&P, and Fitch. When a rating from only two agencies is available, the average of the two is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by any of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares gained 7.10% excluding sales charges. The Fund underperformed its benchmark, the BofAML U.S. High Yield Cash Pay BB-B Rated Constrained Index, which increased 8.25% for the same 12-month period. Security selection overall proved effective, but was more than offset by industry allocation decisions, which detracted.

U.S. High Yield Market Advanced Amidst Volatility

The U.S. high yield corporate bond market posted strong gains for the 12 months ended July 31, 2013. The high yield corporate bond market began the annual period attracting heavy inflows, as investors sought yield amidst a persistently low interest rate environment and subsided macroeconomic-related concerns. The asset class’s performance was also supported by soaring new deal activity and low default rate forecasts. There was a brief spike in volatility toward the end of December 2012, as a compromised outcome to the U.S. fiscal cliff appeared unlikely. However, as 2013 began, a piecemeal solution to the U.S. fiscal dilemma was agreed upon that postponed drastic spending cuts and raised income taxes on the wealthiest Americans, and markets responded favorably to the short-term fix.

Improved U.S. economic data helped pave the way for a rally in riskier assets, including high yield corporate bonds, during the first calendar quarter of 2013. Companies took advantage of the still low-rate environment and accessible capital markets, using proceeds to primarily refinance higher coupon debt and/or to build cash to shore up balance sheets. High yield corporate bonds continued to advance on supportive technical, or supply and demand, factors through April and into early May 2013, with yields reaching all-time record lows. However, in mid-May, a better than expected employment report and Federal Reserve (the Fed) statements interpreted to be hinting at an earlier than expected tapering of asset purchases led to an increase in U.S. Treasury yields. High yield corporate bond yields also rose, and spreads (the differential in yields between the asset class and U.S. Treasuries) widened. Additionally, technical challenges increased in May, as the rate increase coincided with record supply. High yield exchange-traded fund outflows further pressured bond prices into month-end.

The bond market slide continued into June 2013, exacerbated by record outflows from the high yield corporate bond asset class, despite the Fed’s commentary tending to be supportive of growth expectations and credit fundamentals. Although the sell-off was initiated by the direction of interest rates, it was broad based and weighed most heavily on the larger liquid issuers and longer duration securities. The high yield corporate bond market rebounded back into positive territory in July.

Positioning in Select Industries Detracted from Returns

From an allocation perspective, a sizable allocation to gas distribution detracted, as the industry lagged the benchmark during the annual period. Having only modest allocations to the stronger banking, multi-line insurance and forest/paper industries hurt the Fund’s results as well. Security selection was weakest among the banking, gas distribution, life insurance and specialty retail industries.

Individual holdings that detracted most from the Fund’s results during the annual period were financial institutions Lloyds Banking Group and Royal Bank of Scotland Group, gaming and resort operator MGM Resorts International, forest products company Macmillan Bloedel, utilities company NRG Energy and steel producer ArcelorMittal, in each case either because the Fund did not own at all or was underweighted relative to the benchmark in these strongly performing securities.

4	Annual Report 2013

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

Effective Security Selection Aided Fund Performance

Contributing to the Fund’s results most was effective security selection within the wireless telecommunications, software and services, energy exploration and production and consumer/commercial/lease finance industries.

From an allocation perspective, sizable allocations to telecommunications and media services proved particularly beneficial, as each of these market segments outpaced the benchmark during the fiscal period.

Individual holdings that made the biggest positive contribution to the Fund’s results during the annual period were wireless telecommunications company NII Capital, software services firms Ancestry.com and First Data, chemicals company PQ Corporation, and energy exploration and production company Kodiak Oil & Gas.

Bottom-Up Security Selection Drove Industry Allocation Shifts

By credit quality, we maintained a relatively consistent strategy throughout the annual period. Shifts in industry allocations were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets. That said, allocations to the technology and electronics, electronics, services, energy and leisure industries increased. Exposures to the financial services, basic industry, capital goods and media industries were reduced.

At the end of the period, the Fund had sizable allocations compared to the benchmark in energy, telecommunications, technology and media. The Fund had more modest exposures than the benchmark to the metal, mining and steel, specialty retail, banking, utility and financial services market segments at the end of the 12 months.

Looking Ahead

At the end of the 12 months, the high yield corporate bond market had recovered part of the spread widening of the June sell-off, such that we viewed asset class valuations as attractive, with modest spread tightening potential to help offset rising rates.

We remained constructive on the U.S. high yield corporate bond asset class given what we believed to be solid corporate fundamentals and supportive technicals. Refinancing activity has been at record levels, which we believe will continue to assist companies for years to come, as they have locked in debt at low rates. Further, macro uncertainty has kept most management teams conservative and focused on de-leveraging. The rising equity market has allowed companies to tap the equity market through Initial Public Offerings or secondary equity offerings, which we believe continues to provide equity value support beneath the bonds. While interest rate sensitivity may be greater in the high yield corporate bond market than in previous cycles due to the absolute level of rates, it is important to keep in mind that an improving economy should be considered highly supportive of credit fundamentals and should allow for spreads to compress under this scenario. Our expectation at present for high yield corporate bond defaults is for below 2% annualized rates in 2013 and 2014. As a result, we currently believe there is fair compensation for credit and default risks within the asset class. In short, we continue to view high yield corporate bonds as an attractive investment alternative to other core fixed income products.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund’s prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Annual Report 2013	5

Columbia Income Opportunities Fund

Manager Discussion of Fund Performance (continued)

We also continue to believe bottom-up credit selection will be a key driver of relative performance going forward, as we seek to position the Fund for improving credit situations, avoid credits with deteriorating fundamentals, and remain disciplined in terms of getting rewarded for taking risk. As always, we intend to maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the marketplace.

6	Annual Report 2013

Columbia Income Opportunities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,010.00	1,019.39	5.43	5.46	1.09
Class B	1,000.00	1,000.00	1,006.20	1,015.67	9.15	9.20	1.84
Class C	1,000.00	1,000.00	1,007.00	1,016.41	8.41	8.45	1.69
Class I	1,000.00	1,000.00	1,012.20	1,021.57	3.24	3.26	0.65
Class K	1,000.00	1,000.00	1,010.80	1,020.08	4.74	4.76	0.95
Class R	1,000.00	1,000.00	1,008.70	1,018.15	6.67	6.71	1.34
Class R4	1,000.00	1,000.00	1,011.30	1,020.68	4.14	4.16	0.83
Class R5	1,000.00	1,000.00	1,011.90	1,021.08	3.74	3.76	0.75
Class W	1,000.00	1,000.00	1,010.00	1,019.39	5.43	5.46	1.09
Class Y	1,000.00	1,000.00	1,012.20	1,021.57	3.24	3.26	0.65
Class Z	1,000.00	1,000.00	1,011.30	1,020.63	4.19	4.21	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Other share classes may have had expense waiver changes; however, the changes were not considered significant.

Annual Report 2013	7

Columbia Income Opportunities Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 90.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.6%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	13,089,000	12,434,550

Bombardier, Inc. Senior Notes(a)
01/15/23	6.125%	8,395,000	8,499,937

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	6,248,000	6,810,320
03/15/21	7.125%	10,333,000	11,366,300

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	19,476,000	21,034,080

Oshkosh Corp.
03/01/17	8.250%	5,299,000	5,683,178
03/01/20	8.500%	9,029,000	9,965,759

TransDigm, Inc.(a)
10/15/20	5.500%	7,335,000	7,169,962

Total			82,964,086

Automotive 2.4%
American Axle & Manufacturing, Inc.
03/15/21	6.250%	5,336,000	5,609,470

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	8,799,000	9,788,887

Collins & Aikman Products Co. Senior Subordinated Notes(a)(b)(c)(d)
08/15/12	12.875%	6,910,000	691

Delphi Corp.
02/15/23	5.000%	7,450,000	7,748,000

General Motors Financial Co., Inc. Senior Unsecured(a)
05/15/23	4.250%	2,235,000	2,145,600

Jaguar Land Rover Automotive PLC(a)
02/01/23	5.625%	4,950,000	4,851,000

Lear Corp. Escrow Bond(b)(d)(e)
12/01/16	8.750%	1,595,000	—

Lear Corp.
03/15/20	8.125%	6,255,000	6,927,413

Schaeffler Finance BV(a) Senior Secured
02/15/17	7.750%	3,160,000	3,499,700
02/15/19	8.500%	5,924,000	6,649,690
05/15/21	4.750%	3,615,000	3,506,550

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	10,876,000	11,152,661

Visteon Corp.
04/15/19	6.750%	14,443,000	15,417,902

Total			77,297,564

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 2.2%
Ally Financial, Inc.
12/01/17	6.250%	7,875,000	8,531,901
03/15/20	8.000%	33,907,000	39,925,493
09/15/20	7.500%	9,393,000	10,907,621

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	9,534,000	10,916,430

Total			70,281,445

Brokerage 0.3%
E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	7,466,000	7,932,625

Neuberger Berman Group LLC/Finance Corp. Senior Unsecured(a)
03/15/20	5.625%	2,842,000	2,948,575

Total			10,881,200

Building Materials 1.2%
American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	6,826,000	6,808,935

Building Materials Corp. of America(a) Senior Notes
05/01/21	6.750%	9,848,000	10,537,360
Senior Secured
02/15/20	7.000%	2,055,000	2,198,850

Gibraltar Industries, Inc.(a)
02/01/21	6.250%	2,001,000	2,051,025

HD Supply, Inc. Secured
04/15/20	11.000%	5,000,000	6,012,500

Interface, Inc.
12/01/18	7.625%	2,650,000	2,835,500

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	6,263,000	6,544,835

Nortek, Inc.
04/15/21	8.500%	2,748,000	2,974,710

Total			39,963,715

Chemicals 3.6%
Ashland, Inc.(a)
08/15/22	4.750%	9,047,000	8,933,912
08/15/22	4.750%	3,085,000	3,046,438

Celanese U.S. Holdings LLC
06/15/21	5.875%	5,293,000	5,557,650
11/15/22	4.625%	10,223,000	9,890,752

Chemtura Corp.
07/15/21	5.750%	1,685,000	1,676,575

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Huntsman International LLC
11/15/20	4.875%	2,965,000	2,935,350
03/15/21	8.625%	2,297,000	2,589,868

JM Huber Corp. Senior Notes(a)
11/01/19	9.875%	5,150,000	5,806,625

Koppers, Inc.
12/01/19	7.875%	4,115,000	4,392,763

Momentive Performance Materials, Inc. Senior Secured
10/15/20	8.875%	10,350,000	11,048,625

NOVA Chemicals Corp. Senior Unsecured(a)
08/01/23	5.250%	6,774,000	6,774,000

PQ Corp. Secured(a)
05/01/18	8.750%	25,597,000	27,196,812

Polypore International, Inc.
11/15/17	7.500%	8,200,000	8,651,000

Rockwood Specialties Group, Inc.
10/15/20	4.625%	4,039,000	4,099,585

U.S. Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV(a)
05/01/21	7.375%	11,522,000	11,954,075

Total			114,554,030

Construction Machinery 2.9%
Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	3,741,000	3,984,165

CNH Capital LLC
11/01/16	6.250%	7,384,000	8,067,020

CNH Capital LLC(a)
04/15/18	3.625%	7,432,000	7,283,360

Case New Holland, Inc.
12/01/17	7.875%	20,049,000	23,507,452

Columbus McKinnon Corp.
02/01/19	7.875%	2,139,000	2,278,035

H&E Equipment Services, Inc.
09/01/22	7.000%	3,641,000	3,895,870

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	7,912,000	8,347,160

United Rentals North America, Inc.
12/15/19	9.250%	12,468,000	14,026,500
05/15/20	7.375%	3,021,000	3,330,653
04/15/22	7.625%	9,120,000	10,168,800
Secured
07/15/18	5.750%	7,203,000	7,707,210

Total			92,596,225

Consumer Cyclical Services 1.8%
Corrections Corp. of America
05/01/23	4.625%	9,488,000	9,250,800

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GNET Escrow Corp. Senior Secured(a)
07/01/18	12.125%	4,263,000	4,561,410

Goodman Networks, Inc. Senior Secured(a)
07/01/18	13.125%	9,009,000	9,639,630

Service Corp., International Senior Unsecured(a)
01/15/22	5.375%	3,585,000	3,607,406

Vivint, Inc. Senior Secured(a)
12/01/19	6.375%	30,101,000	29,348,475

Total			56,407,721

Consumer Products 2.0%
First Quality Finance Co., Inc. Senior Unsecured(a)
05/15/21	4.625%	6,829,000	6,504,622

Libbey Glass, Inc. Senior Secured
05/15/20	6.875%	2,326,000	2,488,820

Revlon Consumer Products Corp.(a)
02/15/21	5.750%	9,744,000	9,829,260

SIWF Merger Sub, Inc. Senior Secured(a)
06/01/21	6.250%	10,079,000	10,079,000

Spectrum Brands Escrow Corp.(a)
11/15/20	6.375%	5,926,000	6,296,375
11/15/22	6.625%	3,036,000	3,248,520

Spectrum Brands, Inc.
03/15/20	6.750%	1,725,000	1,858,688
Senior Secured
06/15/18	9.500%	15,430,000	17,011,575

Tempur Sealy International, Inc.(a)
12/15/20	6.875%	5,983,000	6,341,980

Total			63,658,840

Diversified Manufacturing 0.7%
Actuant Corp.
06/15/22	5.625%	3,487,000	3,521,870

Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	8,025,000	8,526,563

Apex Tool Group LLC(a)
02/01/21	7.000%	1,940,000	2,017,600

Renaissance Acquisition Corp. Senior Unsecured(a)
08/15/21	6.875%	9,602,000	9,553,990

Total			23,620,023

Electric 1.4%
AES Corp. (The) Senior Unsecured
07/01/21	7.375%	6,955,000	7,859,150

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp. Senior Secured(a)
02/15/21	7.500%	8,649,000	9,319,297

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	18,151,000	20,782,895
10/15/20	9.875%	1,012,000	1,138,500

GenOn REMA LLC Pass-Through Certificates
07/02/17	9.237%	71,600	74,106

Ipalco Enterprises, Inc. Senior Secured(a)
04/01/16	7.250%	5,000,000	5,506,250

Total			44,680,198

Entertainment 0.7%
AMC Entertainment, Inc.
06/01/19	8.750%	8,396,000	9,088,670

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
03/15/21	5.250%	4,434,000	4,334,235

Cinemark USA, Inc.
12/15/22	5.125%	1,405,000	1,354,069

Speedway Motorsports, Inc.
02/01/19	6.750%	5,976,000	6,304,680

United Artists Theatre Circuit, Inc. 1995-A Pass-Through Certificates(b)(d)
07/01/15	9.300%	73,745	73,745

Total			21,155,399

Environmental 0.4%
Clean Harbors, Inc.
08/01/20	5.250%	6,117,000	6,269,925
06/01/21	5.125%	5,021,000	5,121,420

Total			11,391,345

Food and Beverage 1.9%
ARAMARK Corp.(a)
03/15/20	5.750%	10,707,000	11,135,280

B&G Foods, Inc.
06/01/21	4.625%	10,261,000	9,914,691

Constellation Brands Inc. Senior Unsecured
05/01/21	3.750%	4,039,000	3,776,465
05/01/23	4.250%	6,733,000	6,345,853

Cott Beverages, Inc.
11/15/17	8.375%	4,109,000	4,319,586
09/01/18	8.125%	4,186,000	4,520,880

HJ Heinz Co. Secured(a)
10/15/20	4.250%	11,327,000	10,873,920

Pinnacle Foods Finance LLC/Corp.(a)
05/01/21	4.875%	5,036,000	4,721,250

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shearer’s Foods, Inc. LLC Senior Secured(a)
11/01/19	9.000%	4,691,000	5,013,506

Total			60,621,431

Gaming 3.2%
Caesars Entertainment Operating Co., Inc. Senior Secured
02/15/20	8.500%	8,409,000	7,830,881

Caesars Operating Escrow LLC /Corp. Senior Secured(a)
02/15/20	9.000%	5,377,000	5,067,822

MGM Resorts International
10/01/20	6.750%	2,470,000	2,627,463
12/15/21	6.625%	9,043,000	9,540,365

PNK Finance Corp. Senior Unsecured(a)(f)
08/01/21	6.375%	11,870,000	11,959,025

Pinnacle Entertainment, Inc.
04/01/22	7.750%	293,000	306,918

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	5,878,000	6,700,920

Seminole Indian Tribe of Florida(a) Secured
10/01/17	7.750%	6,000,000	6,382,500
Senior Secured
10/01/20	6.535%	9,815,000	10,551,125
Senior Unsecured
10/01/20	7.804%	3,960,000	4,236,606

Seneca Gaming Corp.(a)
12/01/18	8.250%	5,574,000	5,964,180

Studio City Finance Ltd.(a)
12/01/20	8.500%	18,698,000	19,726,390

SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(a)
06/01/21	6.375%	6,841,000	6,524,604

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	5,481,000	4,960,305

Total			102,379,104

Gas Pipelines 5.9%
Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	15,209,000	14,448,550

El Paso LLC Senior Secured
06/15/14	6.875%	378,000	394,881
06/01/18	7.250%	3,378,000	3,851,516
09/15/20	6.500%	18,795,000	20,157,709
01/15/32	7.750%	21,647,000	22,999,743

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	22,462,000	23,585,100

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	4,842,000	5,156,730
02/15/23	5.500%	12,671,000	12,797,710
07/15/23	4.500%	13,867,000	13,034,980

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	5,453,000	5,896,056
07/15/21	6.500%	9,083,000	9,764,225
04/15/23	5.500%	13,168,000	13,299,680

Regency Energy Partners LP/Finance Corp.(a)
11/01/23	4.500%	6,105,000	5,738,700

Sabine Pass Liquefaction LLC(a) Senior Secured
02/01/21	5.625%	7,202,000	7,102,973
04/15/23	5.625%	10,027,000	9,776,325

Sonat, Inc. Senior Secured
02/01/18	7.000%	675,000	726,120

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	12,990,000	13,136,137

Southern Star Central Corp.(a) Senior Unsecured
03/01/16	6.750%	3,600,000	3,627,000

Tesoro Logistics LP/Finance Corp. Senior Unsecured(a)
10/01/20	5.875%	2,948,000	2,977,480

Total			188,471,615

Health Care 5.3%
Amsurg Corp.
11/30/20	5.625%	3,024,000	3,084,480

Biomet, Inc.
08/01/20	6.500%	7,540,000	7,917,000

CHS/Community Health Systems, Inc.
11/15/19	8.000%	4,918,000	5,194,637
Senior Secured
08/15/18	5.125%	8,515,000	8,685,300

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	10,197,000	11,471,625

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	9,039,000	9,163,286

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	1,808,000	1,914,220
01/31/22	5.875%	7,100,000	7,490,500

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	1,394,000	1,536,885

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	15,665,000	16,252,437

HCA, Inc.
02/15/22	7.500%	10,000,000	11,275,000
05/01/23	5.875%	7,730,000	7,807,300

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senior Secured
02/15/20	6.500%	13,055,000	14,376,819
05/01/23	4.750%	5,463,000	5,271,795

Hologic, Inc.
08/01/20	6.250%	1,346,000	1,425,078

IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	4,191,000	4,327,208

LifePoint Hospitals, Inc.
10/01/20	6.625%	1,672,000	1,772,320

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	7,066,000	7,843,260

STHI Holding Corp. Secured(a)
03/15/18	8.000%	2,184,000	2,358,720

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	16,105,000	15,541,325

Tenet Healthcare Corp.(a) Senior Secured
04/01/21	4.500%	3,272,000	3,051,140

Universal Hospital Services, Inc. Secured
08/15/20	7.625%	3,821,000	4,040,708

Vanguard Health Holding Co. II LLC/Inc.
02/01/18	8.000%	5,558,000	5,898,427
02/01/19	7.750%	10,037,000	10,777,229

Total			168,476,699

Home Construction 1.1%
Ashton Woods U.S.A. LLC/Finance Co.(a)
02/15/21	6.875%	1,700,000	1,717,000

Brookfield Residential Properties, Inc. /U.S. Corp.(a)
07/01/22	6.125%	2,972,000	3,038,870

KB Home
09/15/17	9.100%	1,020,000	1,167,900
03/15/20	8.000%	2,395,000	2,670,425
09/15/22	7.500%	2,228,000	2,395,100

Meritage Homes Corp.
03/01/18	4.500%	5,044,000	5,044,000
04/01/22	7.000%	1,134,000	1,236,060

Shea Homes LP/Funding Corp. Senior Secured
05/15/19	8.625%	3,593,000	3,952,300

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	4,091,000	4,479,645
04/15/20	7.750%	1,323,000	1,448,685
04/15/21	5.250%	3,405,000	3,277,313

Woodside Homes Co., LLC / Finance, Inc. Senior Unsecured(a)(f)
12/15/21	6.750%	3,404,000	3,438,040

Total			33,865,338

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 12.6%
Carrizo Oil & Gas, Inc.
10/15/18	8.625%	5,312,000	5,803,360

Chaparral Energy, Inc.
11/15/22	7.625%	2,817,000	2,894,468

Chesapeake Energy Corp.
08/15/20	6.625%	18,556,000	20,133,260
02/15/21	6.125%	19,295,000	20,452,700
03/15/23	5.750%	7,122,000	7,175,415

Cimarex Energy Co.
05/01/22	5.875%	7,654,000	7,921,890

Comstock Resources, Inc.
06/15/20	9.500%	10,291,000	11,268,645

Concho Resources, Inc.
01/15/21	7.000%	6,799,000	7,478,900
01/15/22	6.500%	970,000	1,037,900
10/01/22	5.500%	6,032,000	6,069,700
04/01/23	5.500%	14,067,000	14,031,832

Continental Resources, Inc.
10/01/19	8.250%	2,129,000	2,331,255
10/01/20	7.375%	1,563,000	1,734,930
04/01/21	7.125%	4,004,000	4,439,435
09/15/22	5.000%	31,156,000	31,311,780
04/15/23	4.500%	15,032,000	14,618,620

EP Energy Holdings LLC/Bond Co., Inc. Senior Unsecured PIK(a)
12/15/17	8.125%	4,253,972	4,360,321

EP Energy LLC/Everest Acquisition Finance, Inc.
09/01/22	7.750%	2,363,000	2,599,300
Senior Secured
05/01/19	6.875%	7,134,000	7,624,463

EP Energy LLC/Finance, Inc. Senior Unsecured
05/01/20	9.375%	6,633,000	7,561,620

Halcon Resources Corp.
05/15/21	8.875%	8,220,000	8,302,200

Kodiak Oil & Gas Corp.
12/01/19	8.125%	20,003,000	21,953,292

Kodiak Oil & Gas Corp.(a)
01/15/21	5.500%	13,559,000	13,660,693
02/01/22	5.500%	4,016,000	4,005,960

Laredo Petroleum, Inc.
02/15/19	9.500%	11,671,000	12,954,810
05/01/22	7.375%	19,247,000	20,305,585

MEG Energy Corp.(a)
03/15/21	6.500%	3,471,000	3,540,420
01/30/23	6.375%	13,834,000	13,834,000

Oasis Petroleum, Inc.
02/01/19	7.250%	7,209,000	7,695,608
11/01/21	6.500%	10,737,000	11,381,220
01/15/23	6.875%	13,244,000	14,005,530

Plains Exploration & Production Co.
11/15/20	6.500%	16,530,000	17,790,412
02/15/23	6.875%	4,859,000	5,233,624

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	20,593,000	22,961,195
10/01/22	5.375%	10,958,000	10,903,210
05/01/23	5.250%	12,884,000	12,690,740

Range Resources Corp.
06/01/21	5.750%	7,170,000	7,582,275

SM Energy Co. Senior Unsecured
11/15/21	6.500%	2,842,000	3,012,520
01/01/23	6.500%	2,889,000	3,062,340

SM Energy Co.(a) Senior Unsecured
01/15/24	5.000%	8,363,000	8,153,925

Whiting Petroleum Corp.
10/01/18	6.500%	340,000	360,400

Total			404,239,753

Lodging 0.1%
Choice Hotels International, Inc.
07/01/22	5.750%	2,686,000	2,820,300

Media Cable 3.4%
CCO Holdings LLC/Capital Corp.
04/30/20	8.125%	9,960,000	10,806,600

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	13,729,000	15,067,577

Cablevision Systems Corp. Senior Unsecured
09/15/22	5.875%	16,645,000	16,561,775

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	6,760,000	6,979,700

DISH DBS Corp.
09/01/19	7.875%	8,675,000	9,867,812
06/01/21	6.750%	14,466,000	15,333,960
07/15/22	5.875%	14,663,000	14,626,342
03/15/23	5.000%	5,678,000	5,323,125

Lynx I Corp. Senior Secured(a)
04/15/21	5.375%	6,091,000	6,167,138

Quebecor Media, Inc. Senior Unsecured
01/15/23	5.750%	4,527,000	4,425,143

Quebecor Media, Inc.(b)(d)
01/15/49	9.750%	1,885,000	75,777

Videotron Ltd.
07/15/22	5.000%	2,947,000	2,917,530

WaveDivision Escrow LLC/Corp. Senior Unsecured(a)
09/01/20	8.125%	196,000	205,800

Total			108,358,279

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media Non-Cable 6.3%
AMC Networks, Inc.
07/15/21	7.750%	17,616,000	19,818,000
12/15/22	4.750%	9,413,000	9,130,610

Clear Channel Worldwide Holdings, Inc.
11/15/22	6.500%	8,464,000	8,760,240
11/15/22	6.500%	27,521,000	28,759,445

DigitalGlobe, Inc.(a)
02/01/21	5.250%	2,075,000	1,960,875

Hughes Satellite Systems Corp. Senior Secured
06/15/19	6.500%	9,388,000	9,974,750

Intelsat Jackson Holdings SA
04/01/19	7.250%	5,390,000	5,827,938
10/15/20	7.250%	9,200,000	9,959,000

Intelsat Jackson Holdings SA(a)
08/01/23	5.500%	11,710,000	11,241,600

Lamar Media Corp.
05/01/23	5.000%	10,009,000	9,583,617

MDC Partners, Inc.(a)
04/01/20	6.750%	10,470,000	10,731,750

Midcontinent Communications & Finance Corp.(a)
08/01/21	6.250%	1,528,000	1,547,100

National CineMedia LLC Senior Secured
04/15/22	6.000%	4,592,000	4,798,640
Senior Unsecured
07/15/21	7.875%	3,540,000	3,858,600

Nielsen Finance LLC/Co.(a)
10/01/20	4.500%	16,799,000	16,547,015

Starz LLC/Finance Corp.
09/15/19	5.000%	2,864,000	2,885,480

Univision Communications, Inc.(a) Senior Secured
05/15/19	6.875%	11,302,000	12,064,885
11/01/20	7.875%	12,209,000	13,368,855
09/15/22	6.750%	10,189,000	10,953,175
05/15/23	5.125%	10,239,000	10,034,220

Ziff Davis Media, Inc.(b)(c)(d)
12/15/11	13.500%	753,352	19,662

Total			201,825,457

Metals 2.9%
Alpha Natural Resources, Inc.
04/15/18	9.750%	5,404,000	5,566,120

ArcelorMittal Senior Unsecured
03/01/21	6.000%	3,499,000	3,525,243
02/25/22	6.750%	9,729,000	10,116,783

Arch Coal, Inc.(a)
06/15/19	9.875%	8,390,000	7,760,750

CONSOL Energy, Inc.
03/01/21	6.375%	455,000	460,688

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calcipar SA Senior Secured(a)
05/01/18	6.875%	8,836,000	9,145,260

Compass Minerals International, Inc.
06/01/19	8.000%	1,300,000	1,391,000

FMG Resources August 2006 Proprietary Ltd.(a)
11/01/19	8.250%	18,674,000	19,607,700

FQM Akubra, Inc.(a)
06/01/20	8.750%	13,329,000	13,995,450
06/01/21	7.500%	6,523,000	6,523,000

JMC Steel Group, Inc. Senior Notes(a)
03/15/18	8.250%	10,016,000	9,965,920

Peabody Energy Corp.
11/15/18	6.000%	6,513,000	6,659,542

Total			94,717,456

Non-Captive Consumer 0.4%
Provident Funding Associates LP/PFG Finance Corp.(a)
06/15/21	6.750%	3,918,000	3,966,975

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	7,906,000	7,925,765

Total			11,892,740

Non-Captive Diversified 3.5%
AerCap Aviation Solutions BV
05/30/17	6.375%	6,254,000	6,613,605

Air Lease Corp.
03/01/20	4.750%	12,392,000	12,268,080

CIT Group, Inc. Senior Unsecured
03/15/18	5.250%	9,926,000	10,546,375
05/15/20	5.375%	6,714,000	7,016,130
08/15/22	5.000%	3,325,000	3,295,906

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	7,375,000	8,112,500
Senior Unsecured
02/15/19	5.500%	16,130,000	17,017,150

CIT Group, Inc.(f) Senior Unsecured
08/01/23	5.000%	3,250,000	3,186,352

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	1,620,000	1,887,300
04/01/19	5.875%	7,771,000	8,120,695
12/15/20	8.250%	19,622,000	22,712,465
04/15/21	4.625%	7,880,000	7,554,950
01/15/22	8.625%	4,638,000	5,507,625

Total			113,839,133

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 1.5%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	24,462,000	26,052,030

Oil States International, Inc.
06/01/19	6.500%	5,980,000	6,398,600

Oil States International, Inc.(a)
01/15/23	5.125%	5,283,000	5,811,300

Pacific Drilling SA Senior Secured(a)
06/01/20	5.375%	11,271,000	11,045,580

Total			49,307,510

Other Financial Institutions 0.1%
FTI Consulting, Inc.
11/15/22	6.000%	2,378,000	2,434,478

Other Industry 0.4%

Interline Brands, Inc.
11/15/18	7.500%	8,644,000	9,076,200

Unifrax I LLC/Holding Co.(a)
02/15/19	7.500%	4,088,000	4,200,420

Total			13,276,620

Packaging 0.8%
Reynolds Group Issuer, Inc. LLC Senior Secured
10/15/20	5.750%	3,000,000	3,052,500

Reynolds Group Issuer, Inc./LLC
08/15/19	9.875%	2,063,000	2,228,040
Senior Secured
08/15/19	7.875%	9,929,000	10,921,900
02/15/21	6.875%	5,000,000	5,318,750

Sealed Air Corp.(a)
12/01/20	6.500%	2,199,000	2,374,920
09/15/21	8.375%	2,581,000	2,929,435

Total			26,825,545

Paper 0.1%
Graphic Packaging International, Inc.
04/15/21	4.750%	3,944,000	3,855,260

Pharmaceuticals 1.0%
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	1,987,000	2,255,245

VPII Escrow Corp.(a) Senior Unsecured
08/15/18	6.750%	7,389,000	7,795,395
07/15/21	7.500%	10,556,000	11,321,310

Valeant Pharmaceuticals International(a)
10/15/20	6.375%	11,775,000	12,187,125

Total			33,559,075

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty —%
Lumbermens Mutual Casualty Co.(a)(c)
12/01/37	8.300%	180,000	90
12/01/97	8.450%	4,600,000	2,300
Subordinated Notes
07/01/26	9.150%	9,865,000	4,933

Total			7,323

REITs 0.2%
CyrusOne LP/Finance Corp.
11/15/22	6.375%	6,803,000	7,143,150

Retailers 0.9%
AutoNation, Inc.
02/01/20	5.500%	423,000	450,495

Claire’s Stores, Inc. Senior Secured(a)
03/15/20	6.125%	5,458,000	5,539,870

L Brands, Inc.
05/01/20	7.000%	2,000,000	2,232,500
04/01/21	6.625%	3,530,000	3,883,000
02/15/22	5.625%	9,318,000	9,655,778

Rite Aid Corp. Senior Secured
08/15/20	8.000%	7,033,000	7,885,751

Total			29,647,394

Technology 5.5%
Alliance Data Systems Corp.(a)
12/01/17	5.250%	8,453,000	8,833,385
04/01/20	6.375%	3,030,000	3,181,500

Amkor Technology, Inc. Senior Unsecured
06/01/21	6.625%	7,402,000	7,457,515

Anixter, Inc.
05/01/19	5.625%	1,739,000	1,825,950

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	5,399,000	5,736,437

CDW LLC/Finance Corp.
04/01/19	8.500%	3,892,000	4,271,470
Senior Secured
12/15/18	8.000%	11,663,000	12,741,827

Cardtronics, Inc.
09/01/18	8.250%	4,169,000	4,481,675

CommScope Holdings Co., Inc. Senior Unsecured PIK(a)
06/01/20	6.625%	4,835,000	4,810,825

Equinix, Inc. Senior Unsecured
04/01/20	4.875%	3,467,000	3,432,330
07/15/21	7.000%	2,535,000	2,775,825
04/01/23	5.375%	12,540,000	12,445,950

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Data Corp.(a) Secured
01/15/21	8.250%	23,636,000	24,699,620
Senior Secured
06/15/19	7.375%	8,846,000	9,266,185
08/15/20	8.875%	4,800,000	5,256,000
11/01/20	6.750%	1,396,000	1,448,350

Flextronics International Ltd.(a)
02/15/20	4.625%	7,370,000	7,333,150
02/15/23	5.000%	4,272,000	4,207,920

Interactive Data Corp.
08/01/18	10.250%	9,650,000	10,808,000

NCR Corp.
07/15/22	5.000%	4,000,000	3,870,000

NXP BV/Funding LLC(a)
06/01/18	3.750%	11,934,000	11,754,990
02/15/21	5.750%	1,665,000	1,710,788

Nuance Communications, Inc.(a)
08/15/20	5.375%	17,834,000	17,388,150

VeriSign, Inc.(a)
05/01/23	4.625%	5,812,000	5,579,520

Total			175,317,362

Textile —%
Quiksilver Inc./QS Wholesale Inc. Senior Secured(a)
08/01/18	7.875%	627,000	655,215

Transportation Services 0.9%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,171,000	7,196,929

Hertz Corp. (The)
10/15/20	5.875%	4,650,000	4,905,750
01/15/21	7.375%	2,800,000	3,080,000
10/15/22	6.250%	3,975,000	4,213,500

LBC Tank Terminals Holding Netherlands BV(a)
05/15/23	6.875%	8,373,000	8,603,257

Total			27,999,436

Wireless 5.8%
Crown Castle International Corp. Senior Unsecured
01/15/23	5.250%	18,763,000	18,059,387

MetroPCS Wireless, Inc.(a)
04/01/23	6.625%	5,905,000	6,037,863

NII International Telecom SCA(a)
08/15/19	7.875%	3,361,000	3,226,560
08/15/19	11.375%	33,802,000	37,097,695

SBA Telecommunications, Inc.
07/15/20	5.750%	13,751,000	14,060,397

Softbank Corp.(a)
04/15/20	4.500%	11,680,000	11,300,400

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
11/15/28	6.875%	14,774,000	13,592,080

Sprint Communications, Inc. Senior Unsecured
08/15/20	7.000%	5,713,000	6,020,074
11/15/22	6.000%	11,600,000	11,165,000

Sprint Communications, Inc.(a)
11/15/18	9.000%	23,916,000	28,460,040
03/01/20	7.000%	11,261,000	12,274,490

Wind Acquisition Finance SA(a) Senior Secured
02/15/18	7.250%	7,509,000	7,790,588
04/30/20	6.500%	15,962,000	16,281,240

Total			185,365,814

Wirelines 4.3%
CenturyLink, Inc. Senior Unsecured
04/01/20	5.625%	5,959,000	6,093,077
06/15/21	6.450%	32,592,000	34,384,560

EarthLink, Inc. Senior Secured(a)
06/01/20	7.375%	2,152,000	2,125,100

Frontier Communications Corp. Senior Unsecured
10/01/18	8.125%	7,000,000	7,805,000
07/01/21	9.250%	13,663,000	15,849,080
04/15/22	8.750%	2,346,000	2,586,465
01/15/23	7.125%	3,328,000	3,294,720
04/15/24	7.625%	4,793,000	4,840,930

Level 3 Financing, Inc.
04/01/19	9.375%	15,814,000	17,553,540
07/01/19	8.125%	2,904,000	3,150,840
06/01/20	7.000%	1,750,000	1,815,625
07/15/20	8.625%	8,850,000	9,735,000

Qwest Communications International, Inc.
04/01/18	7.125%	600,000	622,500

Windstream Corp.
10/15/20	7.750%	9,094,000	9,685,110
06/01/22	7.500%	8,195,000	8,440,850
08/01/23	6.375%	2,370,000	2,251,500

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	5,870,000	6,457,000

Total			136,690,897

Total Corporate Bonds & Notes (Cost: $2,819,383,355)			2,893,044,175

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp. Subordinated Notes(b)(c)(d)
06/12/15	4.750%	3,896,787	390

Total Convertible Bonds (Cost: $—)			390

Senior Loans 4.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.3%
Macdermid, Inc.(f)(g)(h) 2nd Lien Tranche B Term Loan
12/07/20	7.750%	2,242,000	2,264,420

Macdermid, Inc.(g)(h) 2nd Lien Tranche B Term Loan
12/07/20	7.750%	1,560,000	1,575,600

PQ Corp. Term Loan(g)(h)
08/07/17	4.500%	6,351,407	6,409,649

Total			10,249,669

Construction Machinery 0.4%
CPM Acquisition Corp.(g)(h) 1st Lien Term Loan
08/29/17	6.250%	7,767,305	7,791,617
2nd Lien Term Loan
03/01/18	10.250%	5,020,000	5,032,550

Total			12,824,167

Consumer Cyclical Services 0.3%
New Breed, Inc. Term Loan(g)(h)
10/01/19	6.000%	9,112,210	9,112,210

Consumer Products 0.2%

Serta Simmons Holdings LLC Term Loan(g)(h)
10/01/19	5.000%	5,177,980	5,211,947

Electric —%
BHM Technologies LLC Term Loan(b)(c)(d)(g)(h)
11/26/13	0.000%	1,237,123	3,340

Food and Beverage 0.1%
New HB Acquisition LLC Tranche B Term Loan(g)(h)
04/09/20	6.750%	4,721,000	4,853,802

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gaming 0.1%
ROC Finance LLC Tranche B Term Loan(g)(h)
04/08/19	5.000%	4,601,000	4,624,005

Health Care 0.4%
ConvaTec, Inc. Term Loan(g)(h)
12/22/16	5.000%	1,101,462	1,105,251

United Surgical Partners International, Inc. Tranche B Term Loan(g)(h)
04/03/19	4.750%	11,660,447	11,723,647

Total			12,828,898

Life Insurance 0.1%
Alliant Holdings I, Inc. Term Loan(g)(h)
12/20/19	5.000%	3,455,635	3,485,872

Lodging 0.1%
Four Seasons Holdings 2nd Lien Term Loan(g)(h)
12/27/20	6.250%	2,112,000	2,143,680

Media Cable 0.2%
TWCC Holding Corp. 2nd Lien Term Loan(f)(g)(h)
06/26/20	7.000%	988,000	1,010,230

WideOpenWest Finance LLC Tranche B Term Loan(g)(h)
04/01/19	4.750%	5,359,961	5,401,287

Total			6,411,517

Media Non-Cable 0.2%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(g)(h)
09/16/19	7.500%	6,359,408	6,515,213

Oil Field Services 0.1%
Offshore Group Investment Ltd. 2nd Lien Term Loan(g)(h)
03/28/19	5.750%	2,408,963	2,427,030

Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(g)(h)
09/02/19	11.000%	15,855,000	16,489,200

Retailers 0.2%
Rite Aid Corp. Tranche 1 2nd Lien Term Loan(g)(h)
08/21/20	5.750%	5,972,000	6,145,188

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.9%
Ancestry.com, Inc. Tranche B1 Term Loan(g)(h)
12/28/18	5.250%	8,718,423	8,816,506

Freescale Semiconductor, Inc. Tranche B4 Term Loan(g)(h)
03/01/20	5.000%	8,088,394	8,166,770

Triple Point Group Holdings, Inc. 1st Lien Term Loan(f)(g)(h)
07/11/20	5.250%	11,679,000	11,445,420

Total			28,428,696

Wirelines 0.1%
Integra Telecom Holdings, Inc. Tranche B Term Loan(g)(h)
02/22/19	5.250%	3,015,443	3,049,366

Total Senior Loans (Cost: $134,952,410)			134,803,800

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%

Lear Corp.	1,083	75,019

Media —%

Haights Cross Communications, Inc.(b)(d)(e)(i)	275,078	—

Loral Space & Communications, Inc.	101	6,312

Ziff Davis Holdings, Inc.(b)(d)(i)	6,107	61

Total		6,373

Total Consumer Discretionary		81,392

Financials —%
Diversified Financial Services —%

Adelphia Recovery Trust(b)(d)(i)	1,410,902	14,109

Total Financials		14,109

Industrials —%
Airlines —%

Delta Air Lines, Inc.(i)	1,342	28,491

Building Products —%

BHM Technologies LLC(b)(d)(i)	115,119	1,151

Total Industrials		29,642

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials —%
Metals & Mining —%

Neenah Enterprises, Inc.(b)(d)(i)	162,528	731,377

Total Materials		731,377

Utilities —%
Independent Power Producers & Energy Traders —%

Calpine Corp. Escrow(b)(d)(e)	23,187,000	—

Total Common Stocks (Cost: $4,795,252)		856,520

Preferred Stocks —%
Industrials —%
Industrial Conglomerates —%

BHM Technologies LLC(b)(d)(i)		1,378	14

Total Preferred Stocks (Cost: $74)			14

Warrants —%
Consumer Discretionary —%
Auto Components —%

Lear Corp.(i)		121	16,938

Media —%
ION Media Networks, Inc.(b)(d)(i)
12/18/16	0.000%	223	2
12/18/16	0.000%	221	2

Total			4

Total			16,942

Total Warrants (Cost: $1,137,893)			16,942

Money Market Funds 4.6%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.191%(j)(k)		146,606,104	146,606,104

Total Money Market Funds (Cost: $146,606,104)			146,606,104

Total Investments (Cost: $3,106,875,088)			3,175,327,945

Other Assets & Liabilities, Net			30,230,024

Net Assets			3,205,557,969

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

At July 31, 2013, $1,445,500 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 10-year	(980)	(123,908,750)	September 2013	3,032,352	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $1,070,757,259 or 33.40% of net assets.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $920,321, representing 0.03% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Adelphia Recovery Trust
Common Stock	05/17/02 – 06/07/02	278,750

At Home Corp.
Subordinated Notes 06/12/15 4.750%	07/26/05	—

BHM Technologies LLC
Common Stock	07/21/06	6,216

BHM Technologies LLC
Preferred Stock	07/21/06	74

BHM Technologies LLC
Term Loan 11/26/13 8.500%	07/21/06 – 03/31/10	2,899,551

Calpine Corp. Escrow
Common Stock	09/29/11	—

Collins & Aikman Products Co.
Senior Subordinated Notes 08/15/12 12.875%	08/12/04 – 04/12/05	5,854,200

Haights Cross Communications, Inc.
Common Stock	01/15/04 – 02/03/06	3,131,160

ION Media Networks, Inc.
Warrant	12/19/05 – 03/12/11	1,137,893

Lear Corp. Escrow Bond
12/01/16 8.750%	11/20/06 – 07/24/08	—

Neenah Enterprises, Inc.
Common Stock	08/02/10	1,376,616

Quebecor Media, Inc.
01/15/49 9.750%	01/17/07	20,357

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 07/01/15 9.300%	11/27/00 – 04/20/01	68,074

Ziff Davis Holdings, Inc.
Common Stock	07/01/08	61

Ziff Davis Media, Inc.
12/15/11 13.500%	07/01/08 – 04/15/11	551,540

(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2013, the value of these securities amounted to $31,406, which represents 0.00% of net assets.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2013, the value of these securities amounted to $920,321, which represents 0.03% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

(e)	Negligible market value.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Variable rate security.

(h)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i)	Non-income producing.

(j)	The rate shown is the seven-day current annualized yield at July 31, 2013.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	140,378,285	1,409,913,703	(1,403,685,884)	146,606,104	197,299	146,606,104

Abbreviation Legend

PIK	Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Automotive	—	77,296,873	691	77,297,564

Electric	—	44,606,092	74,106	44,680,198

Entertainment	—	21,081,654	73,745	21,155,399

Media Cable	—	108,282,502	75,777	108,358,279

Media Non-Cable	—	201,805,795	19,662	201,825,457

All other industries	—	2,439,727,278	—	2,439,727,278

Convertible Bonds

Wirelines	—	—	390	390

Total Bonds	—	2,892,800,194	244,371	2,893,044,565

Equity Securities

Common Stocks

Consumer Discretionary	81,331	—	61	81,392

Financials	—	—	14,109	14,109

Industrials	28,491	—	1,151	29,642

Materials	—	—	731,377	731,377

Preferred Stocks

Industrials	—	—	14	14

Warrants

Consumer Discretionary	16,938	—	4	16,942

Total Equity Securities	126,760	—	746,716	873,476

Mutual Funds

Money Market Funds	146,606,104	—	—	146,606,104

Total Mutual Funds	146,606,104	—	—	146,606,104

Other

Senior Loans

Construction Machinery	—	7,791,617	5,032,550	12,824,167

Electric	—	—	3,340	3,340

Property & Casualty	—	—	16,489,200	16,489,200

All other industries	—	105,487,093	—	105,487,093

Total Other	—	113,278,710	21,525,090	134,803,800

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Income Opportunities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	146,732,864	3,006,078,904	22,516,177	3,175,327,945

Derivatives

Assets

Futures Contracts	3,032,352	—	—	3,032,352

Total	149,765,216	3,006,078,904	22,516,177	3,178,360,297

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Convertible Bonds ($)	Common Stocks ($)	Preferred Stocks ($)	Warrants ($)	Senior Loans ($)	Total ($)
Balance as of July 31, 2012	297,693	390	1,209,902	14	4	3,340	1,511,343

Accrued discounts/premiums	6,050	—	—	—	—	18,762	24,812

Realized gain (loss)	3,528	—	—	—	—	—	3,528

Change in unrealized appreciation (depreciation)(a)	(13,482)	—	(463,204)	—	—	(282,037)	(758,723)

Sales	(49,808)	—	—	—	—	—	(49,808)

Purchases	—	—	—	—	—	9,536,725	9,536,725

Transfers into Level 3	—	—	—	—	—	12,248,300	12,248,300

Transfers out of Level 3	—	—	—	—	—	—	—

Balance as of July 31, 2013	243,981	390	746,698	14	4	21,525,090	22,516,177

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was $(756,331) which is comprised of Corporate Bonds & Notes of $(11,090), Common Stocks of $(463,204) and Senior Loans of $(282,037).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain corporate bonds, convertible bonds, common stocks and warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.

Certain senior loans as well as common and preferred stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Certain corporate bonds and senior loans classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Income Opportunities Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,960,268,984)	$3,028,721,841

Affiliated issuers (identified cost $146,606,104)	146,606,104

Total investments (identified cost $3,106,875,088)	3,175,327,945

Margin deposits	1,445,500

Receivable for:

Investments sold	23,346,438

Capital shares sold	13,270,613

Dividends	9,996

Interest	51,828,759

Expense reimbursement due from Investment Manager	8,126

Prepaid expenses	25,925

Trustees’ deferred compensation plan	42,346

Total assets	3,265,305,648

Liabilities

Disbursements in excess of cash	1,103

Payable for:

Investments purchased	5,999,343

Investments purchased on a delayed delivery basis	32,951,699

Capital shares purchased	6,775,958

Dividend distributions to shareholders	12,988,703

Variation margin	15,308

Investment management fees	48,511

Distribution and/or service fees	13,933

Transfer agent fees	592,901

Administration fees	5,421

Plan administration fees	4

Compensation of board members	134,296

Other expenses	178,153

Trustees’ deferred compensation plan	42,346

Total liabilities	59,747,679

Net assets applicable to outstanding capital stock	$3,205,557,969

Represented by

Paid-in capital	$3,176,388,527

Undistributed net investment income	2,108,811

Accumulated net realized loss	(44,424,578)

Unrealized appreciation (depreciation) on:

Investments	68,452,857

Futures contracts	3,032,352

Total — representing net assets applicable to outstanding capital stock	$3,205,557,969

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Income Opportunities Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$1,515,538,689

Shares outstanding	152,219,287

Net asset value per share	$9.96

Maximum offering price per share(a)	$10.46

Class B

Net assets	$17,684,643

Shares outstanding	1,777,143

Net asset value per share	$9.95

Class C

Net assets	$128,766,158

Shares outstanding	12,943,637

Net asset value per share	$9.95

Class I

Net assets	$568,577,278

Shares outstanding	57,037,110

Net asset value per share	$9.97

Class K(b)

Net assets	$648,791

Shares outstanding	64,957

Net asset value per share	$9.99

Class R

Net assets	$942,885

Shares outstanding	94,656

Net asset value per share	$9.96

Class R4

Net assets	$215,971

Shares outstanding	21,625

Net asset value per share	$9.99

Class R5

Net assets	$12,784,352

Shares outstanding	1,280,059

Net asset value per share	$9.99

Class W

Net assets	$9,803,780

Shares outstanding	984,867

Net asset value per share	$9.95

Class Y

Net assets	$11,851,750

Shares outstanding	1,188,462

Net asset value per share	$9.97

Class Z

Net assets	$938,743,672

Shares outstanding	94,054,071

Net asset value per share	$9.98

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Income Opportunities Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$11,463
Dividends — affiliated issuers	197,299
Interest	178,102,406
Income from securities lending — net	232,898
Foreign taxes withheld	(64)

Total income	178,544,002

Expenses:
Investment management fees	16,225,334
Distribution and/or service fees
Class A	3,084,851
Class B	230,938
Class C	1,360,907
Class R	4,975
Class W	28,561
Transfer agent fees
Class A	2,649,791
Class B	46,866
Class C	280,056
Class K(a)	280
Class R	2,041
Class R4(b)	126
Class R5(b)	605
Class W	23,684
Class Y	8
Class Z	2,274,764
Administration fees	1,820,985
Plan administration fees
Class K(a)	1,399
Compensation of board members	80,755
Custodian fees	53,783
Printing and postage fees	363,737
Registration fees	221,939
Professional fees	72,414
Other	30,667

Total expenses	28,859,466
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(695,144)
Fees waived by Distributor — Class C	(204,334)
Expense reductions	(1,214)

Total net expenses	27,958,774

Net investment income	150,585,228

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	67,731,624
Futures contracts	(253,675)

Net realized gain	67,477,949
Net change in unrealized appreciation (depreciation) on:
Investments	(31,167,072)
Futures contracts	3,032,352

Net change in unrealized appreciation (depreciation)	(28,134,720)

Net realized and unrealized gain	39,343,229

Net increase in net assets resulting from operations	$189,928,457

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Income Opportunities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012
Operations

Net investment income	$150,585,228	$128,351,233

Net realized gain	67,477,949	5,827,722

Net change in unrealized appreciation (depreciation)	(28,134,720)	45,918,270

Net increase in net assets resulting from operations	189,928,457	180,097,225

Distributions to shareholders

Net investment income

Class A	(61,373,886)	(47,132,477)

Class B	(997,307)	(1,659,327)

Class C	(6,051,744)	(6,380,010)

Class I	(21,239,171)	(13,791,563)

Class K(b)	(28,788)	(26,404)

Class R	(47,801)	(13,456)

Class R4	(2,481)	—

Class R5	(63,452)	—

Class W	(573,698)	(938)

Class Y	(708,936)	(718,957)

Class Z	(59,402,623)	(57,412,939)

Net realized gains

Class A	—	(15,240,976)

Class B	—	(674,268)

Class C	—	(2,311,082)

Class I	—	(3,764,961)

Class K	—	(9,100)

Class R	—	(551)

Class W	—	(49)

Class Y	—	(208,517)

Class Z	—	(16,027,146)

Total distributions to shareholders	(150,489,887)	(165,372,721)

Increase (decrease) in net assets from capital stock activity	672,671,832	453,267,279

Proceeds from regulatory settlements (Note 6)	—	5,588

Total increase in net assets	712,110,402	467,997,371

Net assets at beginning of year	2,493,447,567	2,025,450,196

Net assets at end of year	$3,205,557,969	$2,493,447,567

Undistributed net investment income	$2,108,811	$1,914,522

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement operations) to July 31, 2013.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	84,773,900	851,319,662	41,353,308	391,348,112

Distributions reinvested	5,595,922	56,021,908	5,102,643	47,868,897

Redemptions	(30,977,773)	(310,372,977)	(32,238,583)	(304,559,454)

Net increase	59,392,049	596,968,593	14,217,368	134,657,555

Class B shares

Subscriptions	125,796	1,255,816	345,743	3,252,802

Distributions reinvested	79,227	791,361	175,790	1,642,217

Redemptions(b)	(1,044,863)	(10,444,651)	(1,976,125)	(18,696,458)

Net decrease	(839,840)	(8,397,474)	(1,454,592)	(13,801,439)

Class C shares

Subscriptions	2,379,846	23,818,665	3,955,241	37,301,969

Distributions reinvested	507,968	5,075,108	667,570	6,249,281

Redemptions	(3,522,336)	(35,242,906)	(3,166,814)	(29,867,979)

Net increase (decrease)	(634,522)	(6,349,133)	1,455,997	13,683,271

Class I shares

Subscriptions	36,333,328	366,565,278	14,844,881	141,088,976

Distributions reinvested	2,120,493	21,238,700	1,865,084	17,535,624

Redemptions	(9,267,340)	(92,293,160)	(10,253,611)	(96,578,939)

Net increase	29,186,481	295,510,818	6,456,354	62,045,661

Class K shares(c)

Subscriptions	13,013	131,113	12,350	115,809

Distributions reinvested	2,855	28,650	3,712	34,880

Redemptions	(369)	(3,689)	(3,270)	(31,498)

Net increase	15,499	156,074	12,792	119,191

Class R shares

Subscriptions	40,860	410,569	103,989	991,767

Distributions reinvested	4,759	47,573	1,437	13,822

Redemptions	(55,610)	(559,982)	(1,178)	(11,261)

Net increase (decrease)	(9,991)	(101,840)	104,248	994,328

Class R4 shares

Subscriptions	22,925	236,310	—	—

Distributions reinvested	237	2,363	—	—

Redemptions	(1,537)	(15,388)	—	—

Net increase	21,625	223,285	—	—

Class R5 shares

Subscriptions	2,351,829	23,741,700	—	—

Distributions reinvested	5,855	59,072	—	—

Redemptions	(1,077,625)	(10,836,559)	—	—

Net increase	1,280,059	12,964,213	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Income Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	1,480,860	14,616,894	3,049	29,117

Distributions reinvested	57,324	573,570	83	796

Redemptions	(556,701)	(5,587,978)	(2)	(21)

Net increase	981,483	9,602,486	3,130	29,892

Class Y shares

Subscriptions	113,445	1,136,678	326,389	3,125,796

Distributions reinvested	109	1,079	92	859

Redemptions	(271,406)	(2,738,269)	(50,542)	(490,795)

Net increase (decrease)	(157,852)	(1,600,512)	275,939	2,635,860

Class Z shares

Subscriptions	24,353,352	243,395,081	68,201,799	649,692,434

Distributions reinvested	1,423,365	14,267,363	2,290,820	21,526,599

Redemptions	(48,085,903)	(483,967,122)	(44,078,741)	(418,316,073)

Net increase (decrease)	(22,309,186)	(226,304,678)	26,413,878	252,902,960

Total net increase	66,925,805	672,671,832	47,485,114	453,267,279

(a)	Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Income Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31, 2013
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.78		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.50		0.56		0.62	0.73	0.75

Net realized and unrealized gain (loss)	0.18		0.21		0.51	0.73	(0.39)

Total from investment operations	0.68		0.77		1.13	1.46	0.36

Less distributions to shareholders:

Net investment income	(0.50)		(0.56)		(0.64)	(0.74)	(0.70)

Net realized gains	—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.50)		(0.75)		(1.09)	(0.74)	(0.70)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$9.96		$9.78		$9.76	$9.72	$9.00

Total return	7.10%		8.51%		12.19%	16.76%	5.24%

Ratios to average net assets(b)

Total gross expenses	1.11%		1.10%		1.07%	1.11%	1.19%

Total net expenses(c)	1.08	%(d)	1.02	%(d)	1.07%	1.11%	1.19%

Net investment income	4.98%		5.89%		6.41%	7.77%	9.15%

Supplemental data

Net assets, end of period (in thousands)	$1,515,539		$907,546		$767,359	$498,803	$402,064

Portfolio turnover	59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class B	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.77		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.43		0.49		0.55	0.66	0.68

Net realized and unrealized gain (loss)	0.18		0.20		0.51	0.73	(0.38)

Total from investment operations	0.61		0.69		1.06	1.39	0.30

Less distributions to shareholders:

Net investment income	(0.43)		(0.49)		(0.57)	(0.67)	(0.64)

Net realized gains	—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.43)		(0.68)		(1.02)	(0.67)	(0.64)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$9.95		$9.77		$9.76	$9.72	$9.00

Total return	6.30%		7.59%		11.35%	15.88%	4.44%

Ratios to average net assets(b)

Total gross expenses	1.84%		1.85%		1.81%	1.87%	1.96%

Total net expenses(c)	1.82	%(d)	1.77	%(d)	1.81%	1.87%	1.96%

Net investment income	4.30%		5.17%		5.61%	7.01%	8.29%

Supplemental data

Net assets, end of period (in thousands)	$17,685		$25,570		$39,725	$29,051	$34,052

Portfolio turnover	59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class C	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$9.77		$9.76		$9.72	$9.00	$9.34

Income from investment operations:

Net investment income	0.44		0.51		0.55	0.65	0.68

Net realized and unrealized gain (loss)	0.18		0.20		0.51	0.74	(0.38)

Total from investment operations	0.62		0.71		1.06	1.39	0.30

Less distributions to shareholders:

Net investment income	(0.44)		(0.51)		(0.57)	(0.67)	(0.64)

Net realized gains	—		(0.19)		(0.45)	—	—

Total distributions to shareholders	(0.44)		(0.70)		(1.02)	(0.67)	(0.64)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$9.95		$9.77		$9.76	$9.72	$9.00

Total return	6.46%		7.83%		11.36%	15.89%	4.43%

Ratios to average net assets(b)

Total gross expenses	1.85%		1.85%		1.81%	1.86%	1.91%

Total net expenses(c)	1.67	%(d)	1.57	%(d)	1.81%	1.86%	1.91%

Net investment income	4.44%		5.35%		5.63%	6.98%	8.36%

Supplemental data

Net assets, end of period (in thousands)	$128,766		$132,634		$118,257	$60,482	$35,123

Portfolio turnover	59%		55%		84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2013

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.79	$9.77	$9.73	$9.01	$9.35

Income from investment operations:

Net investment income	0.55	0.60	0.66	0.77	0.78

Net realized and unrealized gain (loss)	0.18	0.21	0.51	0.73	(0.38)

Total from investment operations	0.73	0.81	1.17	1.50	0.40

Less distributions to shareholders:

Net investment income	(0.55)	(0.60)	(0.68)	(0.78)	(0.74)

Net realized gains	—	(0.19)	(0.45)	—	—

Total distributions to shareholders	(0.55)	(0.79)	(1.13)	(0.78)	(0.74)

Proceeds from regulatory settlements	—	0.00 (a)	—	—	—

Net asset value, end of period	$9.97	$9.79	$9.77	$9.73	$9.01

Total return	7.56%	8.92%	12.59%	17.19%	5.70%

Ratios to average net assets(b)

Total gross expenses	0.65%	0.65%	0.70%	0.72%	0.78%

Total net expenses(c)	0.65%	0.65%	0.70%	0.72%	0.78%

Net investment income	5.45%	6.25%	6.81%	8.16%	9.63%

Supplemental data

Net assets, end of period (in thousands)	$568,577	$272,571	$209,065	$182,941	$158,288

Portfolio turnover	59%	55%	84%	86%	81%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	31

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class K(a)	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$9.81	$9.79	$9.75	$9.03	$9.37

Income from investment operations:

Net investment income	0.52	0.57	0.64	0.74	0.76

Net realized and unrealized gain (loss)	0.18	0.21	0.51	0.73	(0.37)

Total from investment operations	0.70	0.78	1.15	1.47	0.39

Less distributions to shareholders:

Net investment income	(0.52)	(0.57)	(0.66)	(0.75)	(0.73)

Net realized gains	—	(0.19)	(0.45)	—	—

Total distributions to shareholders	(0.52)	(0.76)	(1.11)	(0.75)	(0.73)

Proceeds from regulatory settlements	—	0.00 (b)	—	—	—

Net asset value, end of period	$9.99	$9.81	$9.79	$9.75	$9.03

Total return	7.23%	8.59%	12.28%	16.82%	5.61%

Ratios to average net assets(c)

Total gross expenses	0.94%	0.94%	0.99%	1.03%	1.08%

Total net expenses(d)	0.94%	0.94%	0.99%	1.03%	0.88%

Net investment income	5.16%	5.98%	6.58%	7.84%	9.28%

Supplemental data

Net assets, end of period (in thousands)	$649	$485	$359	$404	$253

Portfolio turnover	59%	55%	84%	86%	81%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2013

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class R	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.78		$9.76		$9.85

Income from investment operations:

Net investment income	0.48		0.52		0.49

Net realized and unrealized gain	0.18		0.23		0.37

Total from investment operations	0.66		0.75		0.86

Less distributions to shareholders:

Net investment income	(0.48)		(0.54)		(0.50)

Net realized gains	—		(0.19)		(0.45)

Total distributions to shareholders	(0.48)		(0.73)		(0.95)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$9.96		$9.78		$9.76

Total return	6.83%		8.27%		9.21%

Ratios to average net assets(c)

Total gross expenses	1.35%		1.37%		1.32	%(d)

Total net expenses(e)	1.32	%(f)	1.29	%(f)	1.32	%(d)

Net investment income	4.80%		5.49%		6.05	%(d)

Supplemental data

Net assets, end of period (in thousands)	$943		$1,023		$4

Portfolio turnover	59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	33

Columbia Income Opportunities Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.95

Income from investment operations:

Net investment income	0.38

Net realized and unrealized gain	0.04

Total from investment operations	0.42

Less distributions to shareholders:

Net investment income	(0.38)

Total distributions to shareholders	(0.38)

Net asset value, end of period	$9.99

Total return	4.25%

Ratios to average net assets(b)

Total gross expenses	0.92%

Total net expenses(c)	0.83% (d)

Net investment income	5.28%

Supplemental data

Net assets, end of period (in thousands)	$216

Portfolio turnover	59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2013

Columbia Income Opportunities Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.95

Income from investment operations:

Net investment income	0.38

Net realized and unrealized gain	0.05

Total from investment operations	0.43

Less distributions to shareholders:

Net investment income	(0.39)

Total distributions to shareholders	(0.39)

Net asset value, end of period	$9.99

Total return	4.34%

Ratios to average net assets(b)

Total gross expenses	0.75%

Total net expenses(c)	0.75%

Net investment income	5.50%

Supplemental data

Net assets, end of period (in thousands)	$12,784

Portfolio turnover	59%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	35

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.77		$9.76		$9.85

Income from investment operations:

Net investment income	0.50		0.55		0.52

Net realized and unrealized gain	0.18		0.21		0.36

Total from investment operations	0.68		0.76		0.88

Less distributions to shareholders:

Net investment income	(0.50)		(0.56)		(0.52)

Net realized gains	—		(0.19)		(0.45)

Total distributions to shareholders	(0.50)		(0.75)		(0.97)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$9.95		$9.77		$9.76

Total return	7.10%		8.43%		9.45%

Ratios to average net assets(c)

Total gross expenses	1.10%		1.11%		1.02	%(d)

Total net expenses(e)	1.07	%(f)	1.04	%(f)	1.02	%(d)

Net investment income	5.01%		5.78%		6.38	%(d)

Supplemental data

Net assets, end of period (in thousands)	$9,804		$33		$2

Portfolio turnover	59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2013

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class Y	2013	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.79	$9.78	$9.76

Income from investment operations

Net investment income	0.55	0.60	0.25

Net realized and unrealized gain	0.18	0.20	0.02

Total from investment operations	0.73	0.80	0.27

Less distributions to shareholders:

Net investment income	(0.55)	(0.60)	(0.25)

Net realized gains	—	(0.19)	—

Total distributions to shareholders	(0.55)	(0.79)	(0.25)

Proceeds from regulatory settlements	—	0.00 (b)	—

Net asset value, end of period	$9.97	$9.79	$9.78

Total return	7.56%	8.81%	2.81%

Ratios to average net assets(c)

Total gross expenses	0.64%	0.65%	0.66	%(d)

Total net expenses(e)	0.64%	0.65%	0.66	%(d)

Net investment income	5.48%	6.26%	6.46	%(d)

Supplemental data

Net assets, end of period (in thousands)	$11,852	$13,183	$10,464

Portfolio turnover	59%	55%	84%

Notes to Financial Highlights

(a)	For the period from March 7, 2011 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	37

Columbia Income Opportunities Fund

Financial Highlights (continued)

	Year Ended July 31, 2013
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$9.80		$9.79		$9.86

Income from investment operations:

Net investment income	0.53		0.58		0.52

Net realized and unrealized gain	0.18		0.21		0.40

Total from investment operations	0.71		0.79		0.92

Less distributions to shareholders:

Net investment income	(0.53)		(0.59)		(0.54)

Net realized gains	—		(0.19)		(0.45)

Total distributions to shareholders	(0.53)		(0.78)		(0.99)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$9.98		$9.80		$9.79

Total return	7.36%		8.67%		9.89%

Ratios to average net assets(c)

Total gross expenses	0.85%		0.84%		0.76	%(d)

Total net expenses(e)	0.82	%(f)	0.77	%(f)	0.76	%(d)

Net investment income	5.30%		6.13%		6.35	%(d)

Supplemental data

Net assets, end of period (in thousands)	$938,744		$1,140,401		$880,214

Portfolio turnover	59%		55%		84%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2013

Columbia Income Opportunities Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter (OTC) or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are

Annual Report 2013	39

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral

40	Annual Report 2013

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,032,352	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	(253,675)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	3,032,352

Annual Report 2013	41

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	3,250

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and

42	Annual Report 2013

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.55% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $8,788.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

Annual Report 2013	43

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning November 1, 2012, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.20
Class C	0.21
Class K	0.05
Class R	0.20
Class R4	0.25	(a)
Class R5	0.05	(a)
Class W	0.21
Class Y	0.00	(b)
Class Z	0.20

(a)	Annualized

(b)	Rounds to Zero

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $1,214.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,100,000 and $600,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $826,299 for Class A, $14,288 for Class B and $8,935 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole

44	Annual Report 2013

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2012 through November 30, 2013		Prior to October 1, 2012
Class A	1.08%		1.04%
Class B	1.83		1.79
Class C	1.83		1.79
Class I	0.70		0.71
Class K	1.00		1.01
Class R	1.33		1.29
Class R4	0.83	*	—
Class R5	0.75	*	—
Class W	1.08		1.04
Class Y	0.70		0.79
Class Z	0.83		0.79

*	Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4 and Class R5 shares) through November 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distributions payable, market premium, payment in kind accrual and defaulted bonds and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$98,948
Accumulated net realized loss	($98,950)
Paid-in capital	2

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Year Ended July 31, 2012 ($)
Ordinary income	150,489,887	127,136,783
Long-term capital gains	—	38,235,938
Total	150,489,887	165,372,721

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,654,593
Unrealized appreciation	68,839,030

At July 31, 2013, the cost of investments for federal income tax purposes was $3,106,488,915 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$108,510,956
Unrealized depreciation	(39,671,926)
Net unrealized appreciation	$68,839,030

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	41,790,414

For the year ended July 31, 2013, $66,585,872 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2013	45

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,298,226,444 and $1,644,248,927, respectively, for the year ended July 31, 2013.

Note 6. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $5,588 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses.

Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 21% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 54.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

46	Annual Report 2013

Columbia Income Opportunities Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	47

Columbia Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Income Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

48	Annual Report 2013

Columbia Income Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	0.00%
Dividends Received Deduction	0.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013	49

Columbia Income Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

50	Annual Report 2013

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	51

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

52	Annual Report 2013

Columbia Income Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	53

Columbia Income Opportunities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

54	Annual Report 2013

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Annual Report 2013	55

Columbia Income Opportunities Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

56	Annual Report 2013

Columbia Income Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	57

Columbia Income Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN164_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Inflation Protected Securities Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Inflation Protected Securities Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Inflation Protected Securities Fund

Performance Overview

Performance Summary

>	Columbia Inflation Protected Securities Fund (the Fund) Class A shares returned -5.69% excluding sales charges for the 12 months ended July 31, 2013.

>	The Fund modestly outperformed its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned -5.87% for the same 12-month period.

>

Active duration management, in which the Fund’s price sensitivity to changes in interest rates was adjusted, helped in a period of generally declining returns, as did exposure to securities not held by the benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	Life
Class A	03/04/04
Excluding sales charges		-5.69	3.93	4.29
Including sales charges		-8.51	3.30	3.95
Class B	03/04/04
Excluding sales charges		-6.43	3.16	3.49
Including sales charges		-10.69	2.82	3.49
Class C	03/04/04
Excluding sales charges		-6.40	3.14	3.49
Including sales charges		-7.26	3.14	3.49
Class I	03/04/04	-5.26	4.34	4.66
Class K	03/04/04	-5.65	4.06	4.41
Class R*	08/03/09	-5.96	3.60	3.98
Class R5*	11/08/12	-5.44	3.99	4.31
Class W*	12/01/06	-5.74	3.88	4.24
Class Z*	09/27/10	-5.49	4.09	4.37
Barclays Inflation-Protected Securities (TIPS) Series-L Index		-5.87	4.67	5.00

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Inflation-Protected Securities (TIPS) Series-L Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Inflation Protected Securities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 4, 2004 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

On October 1, 2012, the Barclays Inflation-Protected Securities (TIPS) Series-L Index replaced the Barclays U.S. Government Inflation-Linked Bond Index as the Fund’s primary benchmark. This benchmark change was made based on a recommendation by the Fund’s investment manager to the Fund’s Board that the new benchmark provides a more appropriate basis for comparing the Fund’s performance.

Annual Report 2013	3

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance

Portfolio Management

Orhan Imer, Ph.D., CFA

Portfolio Breakdown (%) (at July 31, 2013)
Asset-Backed Securities — Non-Agency	1.1
Commercial Mortgage-Backed Securities — Non-Agency	1.2
Corporate Bonds & Notes	11.9
Foreign Government Obligations	1.0
Inflation-Indexed Bonds	83.6
Money Market Funds	0.1
Residential Mortgage-Backed Securities — Non-Agency	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2013)
AAA rating	82.5
AA rating	0.3
A rating	2.2
BBB rating	13.0
Non-investment grade	0.6
Not rated	1.4
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned -5.69% excluding sales charge. In a challenging market, the Fund held up somewhat better than its benchmark, the Barclays Inflation-Protected Securities (TIPS) Series-L Index, which returned -5.87% for the same period. Active duration and yield curve management aided performance as did exposure to securities that were not held in the index. Investments in Canadian inflation-protected securities, as well as non-hedged exposure to emerging market securities, slightly detracted from results.

U.S. Economy in Slow Recovery

Europe’s general economic woes, concerns about the impact of tax increases, enforced federal spending cuts and a slowdown in manufacturing activity weighed on the U.S. economy during the 12-month period ended July 31, 2013. However, a pickup in job growth and a solid rebound in the housing market helped keep growth afloat. Pent-up demand, low mortgage rates and an improving labor market have all worked to lift home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Gross domestic product has expanded by a mere 1.4% over the past year. Household income has expanded only slightly, and household spending has been maintained primarily by a dip in the savings rate. Yet, investors have bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. In the fixed-income markets, interest rates remained stable early in the 12-month period, but moved higher during the final three months, undercutting bond prices. Credit-sensitive debt, including corporate bonds, tended to outperform higher quality bonds over the 12-month period.

Contributors and Detractors

While both Treasury Inflation Protected Securities (TIPS) and the overall Treasury market posted negative results as market interest rates moved higher, duration management helped stem losses for the Fund relative to the benchmark. Duration is a measure of interest rate sensitivity to changes in interest rates. We kept duration on the long side earlier in the period, which helped performance as interest rates fell. We later shortened duration, which reduced the impact of declining prices when interest rates rose. (Bond prices and interest rates tend to move in opposite directions.) In addition, the Fund’s investments in securities other than those in the benchmark helped relative performance. While TIPS, which have the potential to appreciate in principal value when inflation increases, account for 100% of the benchmark, the Fund’s allocation to TIPS ranged from as low as 78% of net assets to as high as 87% of net assets. We invested at various times in the following types of securities that are not included in the benchmark: nominal, traditional Treasuries; non-US inflation-protected government securities; and some investment-grade debt, including corporate bonds. We adjusted exposure to these various groups when we thought we saw relative value.

Investments in some Canadian inflation-linked securities detracted from relative results. In addition, the currency impact of the unhedged positions in emerging-market inflation-protected bonds issued in Turkey and in Mexico hurt relative performance when the underlying currencies declined in value relative to the U.S. dollar.

4	Annual Report 2013

Columbia Inflation Protected Securities Fund

Manager Discussion of Fund Performance (continued)

Treasury Futures, Currency Forward Contracts Aided Risk Control

Two types of derivatives were employed in the Fund’s management during the period. We invested in highly liquid, widely traded Treasury futures contracts to help manage portfolio duration. We also invested in currency forward contracts to manage currency risk, seeking to mitigate any changes in the value of investments denominated in foreign currencies. Over the 12 months, these positions generally aided relative results.

Looking Ahead

We currently believe the U.S. economy is on track to continue to improve and that conditions in overseas markets have the potential to get better. Should this improvement occur, the U.S. Federal Reserve is likely to begin tapering its purchases of mortgage and Treasury securities, which could lead to higher market interest rates. As a result, we have maintained a shorter-than-benchmark duration to reduce the risks of rising rates. However, we currently plan to maintain greater exposure to longer-maturity TIPS, as we think they may outperform shorter-maturity securities should short-maturity rates rise more than longer-maturity rates. We also currently believe the U.S. dollar should continue to strengthen, so we have reduced the Fund’s exposure to non-U.S. currencies. While we believe inflation may trend higher, we do not presently expect the Consumer Price Index to climb much above 2%, a favorable environment for TIPS versus nominal Treasury securities. At the end of the period we maintained out-of-benchmark exposure to certain investment-grade corporate bonds, which we presently think have the potential to do well in an improving economy.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives. Risks associated with the Fund include but are not limited to credit risk, inflation protected securities risk, interest rate risk and prepayment and extension risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. The U.S. government guarantee applies only to the underlying TIPS securities, and not the Fund itself.

Annual Report 2013	5

Columbia Inflation Protected Securities Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	938.30	1,020.58	4.09	4.26	0.85
Class B	1,000.00	1,000.00	934.50	1,016.86	7.67	8.00	1.60
Class C	1,000.00	1,000.00	934.40	1,016.86	7.67	8.00	1.60
Class I	1,000.00	1,000.00	940.30	1,022.71	2.02	2.11	0.42
Class K (formerly Class R4)	1,000.00	1,000.00	938.60	1,021.22	3.46	3.61	0.72
Class R	1,000.00	1,000.00	936.60	1,019.34	5.28	5.51	1.10
Class R5	1,000.00	1,000.00	939.90	1,022.46	2.26	2.36	0.47
Class W	1,000.00	1,000.00	938.30	1,020.58	4.09	4.26	0.85
Class Z	1,000.00	1,000.00	938.90	1,021.82	2.88	3.01	0.60

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Inflation Protected Securities Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
L-3 Communications Corp.
10/15/19	5.200%	250,000	269,984
02/15/21	4.950%	1,250,000	1,322,913

Total			1,592,897

Banking 1.0%
Bank of America Corp. Senior Unsecured
07/01/20	5.625%	250,000	279,190

Goldman Sachs Group, Inc. (The) Senior Unsecured
02/15/19	7.500%	500,000	603,211

ING Bank NV(a)(b) Senior Unsecured
09/25/15	1.913%	500,000	509,262
03/07/16	1.224%	500,000	501,153

Morgan Stanley Senior Unsecured
05/13/19	7.300%	250,000	296,355

Morgan Stanley(b) Senior Unsecured
02/25/16	1.523%	500,000	502,767

Total			2,691,938

Electric —%
Appalachian Power Co. Senior Unsecured(b)
08/16/13	0.649%	110,000	110,015

Gas Pipelines 0.1%
Energy Transfer Partners LP Senior Unsecured
02/01/23	3.600%	250,000	236,233

Independent Energy 0.2%
Hess Corp. Senior Unsecured
08/15/31	7.300%	500,000	618,197

Integrated Energy 0.6%
Murphy Oil Corp. Senior Unsecured
12/01/22	3.700%	1,750,000	1,651,515

Life Insurance 0.5%
Genworth Holdings, Inc.
06/15/34	6.500%	1,250,000	1,330,670

Media Cable 0.6%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/42	5.150%	1,000,000	902,645

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Time Warner Cable, Inc.
02/15/21	4.125%	500,000	480,614
11/15/40	5.875%	500,000	444,317

Total			1,827,576

Metals 2.9%
Alcoa, Inc. Senior Unsecured
07/15/18	6.750%	250,000	274,781
02/23/19	5.720%	500,000	518,685
04/15/21	5.400%	1,000,000	980,014
02/23/22	5.870%	500,000	495,245

Anglo American Capital PLC(a)
09/27/22	4.125%	1,500,000	1,407,336

ArcelorMittal Senior Unsecured
06/01/18	6.125%	750,000	787,500

Freeport-McMoRan Copper & Gold, Inc.(a) Senior Unsecured
03/15/20	3.100%	1,250,000	1,146,258
03/15/23	3.875%	500,000	452,360
03/15/43	5.450%	500,000	435,165

Vale Overseas Ltd.
01/11/22	4.375%	1,000,000	947,275

Vale SA Senior Unsecured
09/11/42	5.625%	1,000,000	859,112

Total			8,303,731

Oil Field Services 0.7%
Weatherford International Ltd.
03/15/18	6.000%	500,000	561,352
04/15/22	4.500%	1,250,000	1,244,299
04/15/42	5.950%	250,000	245,093

Total			2,050,744

Property & Casualty 0.7%
Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	1,500,000	1,554,448
06/15/23	4.250%	500,000	490,374

Total			2,044,822

REITs 0.2%
Duke Realty LP
10/15/22	3.875%	500,000	477,262

Supermarkets 0.4%
Safeway, Inc. Senior Unsecured
12/01/21	4.750%	250,000	255,271
02/01/31	7.250%	750,000	813,616

Total			1,068,887

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.5%
Autodesk, Inc. Senior Unsecured
12/15/22	3.600%	500,000	477,956

Hewlett-Packard Co. Senior Unsecured
12/01/20	3.750%	500,000	492,946
12/09/21	4.650%	1,250,000	1,267,784

Motorola Solutions, Inc. Senior Unsecured
03/01/23	3.500%	500,000	472,132

Xerox Corp. Senior Unsecured
05/15/18	6.350%	500,000	576,629
12/15/19	5.625%	250,000	279,426
05/15/21	4.500%	750,000	777,694

Total			4,344,567

Wirelines 1.8%
BellSouth Corp. Senior Unsecured
10/15/31	6.875%	500,000	560,178
11/15/34	6.000%	508,000	521,226

CenturyLink, Inc. Senior Unsecured
04/01/17	6.000%	750,000	817,500

Telecom Italia Capital SA
06/04/18	6.999%	500,000	552,269

Telefonica Emisiones SAU
04/27/15	3.729%	500,000	514,953
04/27/18	3.192%	710,000	701,400
07/15/19	5.877%	1,000,000	1,083,489

Verizon New York, Inc.
04/01/32	7.375%	300,000	361,323

Total			5,112,338

Total Corporate Bonds & Notes (Cost: $34,500,348)			33,461,392

Residential Mortgage-Backed Securities — Non-Agency 1.1%
Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(c)
04/25/33	5.500%	460,406	465,711

JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A5(a)(b)(c)
04/26/37	4.500%	1,606,000	1,609,641

Morgan Stanley Re-Remic Trust CMO Series 2010-R9 Class 3A(a)(c)
11/26/36	3.250%	812,052	810,038

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
RBSSP Resecuritization Trust CMO Series 2010-12 Class 3A4(a)(b)(c)
06/27/32	4.000%		175,448	175,794

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $3,011,116)				3,061,184

Commercial Mortgage-Backed Securities — Non-Agency 1.3%
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2(c)
03/10/39	5.381%		152,214	156,612

JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19 Class A4(b)(c)
02/12/49	5.711%		1,000,000	1,121,214

Morgan Stanley Capital I, Inc. Series 2007-IQ15 Class A4(b)(c)
06/11/49	5.893%		1,000,000	1,127,285

Morgan Stanley Re-Remic Trust Series 2010-GG10 Class A4A(a)(b)(c)
08/15/45	5.799%		1,000,000	1,118,927

Total Commercial Mortgage-Backed Securities —Non-Agency (Cost: $3,513,636)				3,524,038

Asset-Backed Securities — Non-Agency 1.1%
Carlyle Global Market Strategies Series 2013-2A Class A1(a)(b)
04/18/25	1.416%		1,170,000	1,169,998

ING Investment Management CLO V Ltd. Series 2007-5A Class A1A(a)(b)
05/01/22	0.495%		1,000,000	967,915

OHA Credit Partners VIII Ltd. Series 2013-8A Class B(a)(b)
04/20/25	1.925%		1,000,000	990,735

Total Asset-Backed Securities — Non-Agency (Cost: $3,143,860)				3,128,648

Inflation-Indexed Bonds(d) 83.2%
Turkey 2.4%
Turkey Government Bond
05/21/14	9.000%	TRY	3,399,455	1,843,847
02/11/15	4.500%	TRY	9,356,044	4,951,428

Total				6,795,275

United States 80.8%
U.S. Treasury Inflation-Indexed Bond
01/15/14	2.000%		315,175	319,312
04/15/14	1.250%		6,879,375	6,975,576

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2013

Inflation-Indexed Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/15	1.625%	3,049,900	3,175,470
04/15/15	0.500%	10,480,275	10,768,483
07/15/15	1.875%	8,682,600	9,246,969
01/15/16	2.000%	8,509,035	9,169,149
04/15/16	0.125%	15,302,430	13,871,874
07/15/16	2.500%	4,613,880	5,124,650
01/15/17	2.375%	17,037,872	18,994,570
04/15/17	0.125%	4,358,800	4,504,549
01/15/20	1.375%	4,847,490	5,324,284
01/15/21	1.125%	5,590,620	6,031,755
01/15/22	0.125%	5,146,050	5,090,972
01/15/23	0.125%	13,876,500	13,527,423
01/15/28	1.750%	19,736,757	23,053,651
04/15/28	3.625%	4,680,780	6,491,657
01/15/29	2.500%	27,124,500	33,390,693
04/15/29	3.875%	18,421,000	26,478,751
02/15/40	2.125%	1,886,063	2,264,160
02/15/42	0.750%	20,618,200	17,903,999
02/15/43	0.625%	9,118,800	7,564,327

Total			229,272,274

Total Inflation-Indexed Bonds
(Cost: $242,680,614)			236,067,549

Foreign Government Obligations(d) 1.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 0.5%
Mexican Bonos
06/16/16	6.250%	MXN	12,500,000	1,026,577

Petroleos Mexicanos(a)
01/30/23	3.500%		500,000	457,500

Total				1,484,077

Turkey 0.5%
Turkey Government Bond(e)
04/09/14	0.000%	TRY	3,000,000	1,459,811

Total Foreign Government Obligations
(Cost: $3,107,375)				2,943,888

Money Market Funds 0.1%
		Shares		Value ($)
Columbia Short-Term Cash Fund, 0.191%(f)(g)			230,170	230,170

Total Money Market Funds
(Cost: $230,170)				230,170

Total Investments (Cost: $290,187,119)				282,416,869

Other Assets & Liabilities, Net				1,225,357

Net Assets				283,642,226

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

At July 31, 2013, $628,138 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Euro-Bund, 10-year	(63)	(11,932,320)	September 2013	5,115	—

U.S. Treasury Note, 5-year	(83)	(10,073,477)	October 2013	5,017	—

U.S. Treasury Note, 10-year	(275)	(34,770,312)	September 2013	71,681	—

Total				81,813	—

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $13,796,904 or 4.86% of net assets.

(b)	Variable rate security.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)	Zero coupon bond.

(f)	The rate shown is the seven-day current annualized yield at July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	6,591,268	149,051,570	(155,412,668)	230,170	3,572	230,170

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Currency Legend

MXN	Mexican Peso
TRY	Turkish Lira

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	33,461,392	—	33,461,392

Residential Mortgage-Backed Securities — Non-Agency	—	3,061,184	—	3,061,184

Commercial Mortgage-Backed Securities — Non-Agency	—	3,524,038	—	3,524,038

Asset-Backed Securities — Non-Agency	—	3,128,648	—	3,128,648

Inflation-Indexed Bonds	—	236,067,549	—	236,067,549

Foreign Government Obligations	—	2,943,888	—	2,943,888

Total Bonds	—	282,186,699	—	282,186,699

Mutual Funds

Money Market Funds	230,170	—	—	230,170

Total Mutual Funds	230,170	—	—	230,170

Investments in Securities	230,170	282,186,699	—	282,416,869

Derivatives

Assets

Futures Contracts	81,813	—	—	81,813

Total	311,983	282,186,699	—	282,498,682

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Inflation Protected Securities Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities – Non-Agency ($)
Balance as of July 31, 2012	1,566,957

Accrued discounts/premiums	—

Realized gain (loss)	5,522

Change in unrealized appreciation (depreciation)(a)	(19)

Sales	(1,572,460)

Purchases	—

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of July 31, 2013	—

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was $0.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $289,956,949)	$282,186,699

Affiliated issuers (identified cost $230,170)	230,170

Total investments (identified cost $290,187,119)	282,416,869

Foreign currency (identified cost $7,650)	7,628

Margin deposits	628,138

Receivable for:

Investments sold	1,899,385

Capital shares sold	750,146

Dividends	108

Interest	1,133,715

Reclaims	8,655

Expense reimbursement due from Investment Manager	1,072

Prepaid expenses	5,348

Total assets	286,851,064

Liabilities

Payable for:

Investments purchased	925,389

Capital shares purchased	2,151,184

Variation margin	2,019

Investment management fees	3,429

Distribution and/or service fees	1,877

Transfer agent fees	40,271

Administration fees	546

Compensation of board members	28,439

Other expenses	55,684

Total liabilities	3,208,838

Net assets applicable to outstanding capital stock	$283,642,226

Represented by

Paid-in capital	$282,701,825

Excess of distributions over net investment income	(110,464)

Accumulated net realized gain	8,741,457

Unrealized appreciation (depreciation) on:

Investments	(7,770,250)

Foreign currency translations	(2,155)

Futures contracts	81,813

Total — representing net assets applicable to outstanding capital stock	$283,642,226

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Inflation Protected Securities Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$149,612,375

Shares outstanding	15,376,971

Net asset value per share	$9.73

Maximum offering price per share(a)	$10.03

Class B

Net assets	$3,432,645

Shares outstanding	353,956

Net asset value per share	$9.70

Class C

Net assets	$15,309,629

Shares outstanding	1,581,881

Net asset value per share	$9.68

Class I

Net assets	$69,901,636

Shares outstanding	7,177,840

Net asset value per share	$9.74

Class K(b)

Net assets	$47,828

Shares outstanding	4,918

Net asset value per share(c)	$9.72

Class R

Net assets	$4,824,000

Shares outstanding	497,105

Net asset value per share	$9.70

Class R5

Net assets	$2,109

Shares outstanding	218

Net asset value per share(c)	$9.69

Class W

Net assets	$38,777,698

Shares outstanding	3,980,469

Net asset value per share	$9.74

Class Z

Net assets	$1,734,306

Shares outstanding	178,276

Net asset value per share	$9.73

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Inflation Protected Securities Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$3,572
Interest	5,961,578
Income from securities lending — net	2,997

Total income	5,968,147

Expenses:
Investment management fees	1,657,541
Distribution and/or service fees
Class A	547,288
Class B	61,068
Class C	209,540
Class R	27,291
Class W	111,105
Transfer agent fees
Class A	484,895
Class B	13,487
Class C	46,353
Class K(a)	38
Class R	12,123
Class R5(b)	1
Class W	98,396
Class Z	4,985
Administration fees	263,695
Plan administration fees
Class K(a)	192
Compensation of board members	21,062
Custodian fees	25,945
Printing and postage fees	89,452
Registration fees	107,681
Professional fees	44,222
Other	5,615

Total expenses	3,831,975
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(755,565)
Expense reductions	(20)

Total net expenses	3,076,390

Net investment income	2,891,757

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	24,018,197
Foreign currency translations	153,978
Forward foreign currency exchange contracts	(95,718)
Futures contracts	1,513,792

Net realized gain	25,590,249
Net change in unrealized appreciation (depreciation) on:
Investments	(47,543,652)
Foreign currency translations	(5,641)
Forward foreign currency exchange contracts	17,793
Futures contracts	97,312

Net change in unrealized appreciation (depreciation)	(47,434,188)

Net realized and unrealized loss	(21,843,939)

Net decrease in net assets from operations	$(18,952,182)

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012
Operations

Net investment income	$2,891,757	$7,365,051

Net realized gain	25,590,249	36,039,120

Net change in unrealized appreciation (depreciation)	(47,434,188)	2,114,338

Net increase (decrease) in net assets resulting from operations	(18,952,182)	45,518,509

Distributions to shareholders

Net investment income

Class A	(2,364,309)	(6,204,052)

Class B	(38,302)	(121,453)

Class C	(139,679)	(255,663)

Class I	(1,128,657)	(3,114,267)

Class K(b)	(949)	(1,663)

Class R	(47,286)	(57,295)

Class R5	(16)	—

Class W	(496,664)	(777,879)

Class Z	(28,947)	(62,358)

Net realized gains

Class A	(19,664,079)	(11,957,688)

Class B	(574,628)	(383,031)

Class C	(1,910,602)	(744,309)

Class I	(6,755,027)	(4,617,542)

Class K(b)	(6,958)	(3,042)

Class R	(462,427)	(79,106)

Class R5	(208)	—

Class W	(4,146,638)	(1,370,277)

Class Z	(196,625)	(95,085)

Total distributions to shareholders	(37,962,001)	(29,844,710)

Increase (decrease) in net assets from capital stock activity	(165,043,507)	(58,518,131)

Total decrease in net assets	(221,957,690)	(42,844,332)

Net assets at beginning of year	505,599,916	548,444,248

Net assets at end of year	$283,642,226	$505,599,916

Undistributed (excess of distributions over) net investment income	$(110,464)	$1,414,404

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	3,543,498	38,616,242	11,571,157	128,739,200

Distributions reinvested	2,043,887	21,425,160	1,545,173	16,855,428

Redemptions	(20,167,085)	(218,089,172)	(7,920,871)	(87,834,658)

Net increase (decrease)	(14,579,700)	(158,047,770)	5,195,459	57,759,970

Class B shares

Subscriptions	49,747	550,743	252,368	2,806,116

Distributions reinvested	56,981	597,341	44,161	480,476

Redemptions(b)	(366,903)	(3,746,168)	(484,626)	(5,422,297)

Net decrease	(260,175)	(2,598,084)	(188,097)	(2,135,705)

Class C shares

Subscriptions	492,401	5,298,334	937,292	10,370,448

Distributions reinvested	143,827	1,505,514	73,018	793,775

Redemptions	(1,059,394)	(11,038,016)	(635,667)	(7,002,062)

Net increase (decrease)	(423,166)	(4,234,168)	374,643	4,162,161

Class I shares

Subscriptions	1,428,811	14,469,043	664,432	7,346,790

Distributions reinvested	751,489	7,882,574	708,266	7,731,107

Redemptions	(2,702,620)	(28,913,378)	(12,063,767)	(133,639,424)

Net decrease	(522,320)	(6,561,761)	(10,691,069)	(118,561,527)

Class K shares(c)

Subscriptions	998	10,914	853	9,429

Distributions reinvested	731	7,656	376	4,103

Redemptions	(3,550)	(35,106)	(1,346)	(14,814)

Net decrease	(1,821)	(16,536)	(117)	(1,282)

Class R shares

Subscriptions	215,963	2,278,746	440,863	4,841,243

Distributions reinvested	11,111	116,322	3,993	43,544

Redemptions	(208,950)	(2,178,074)	(143,231)	(1,581,493)

Net increase	18,124	216,994	301,625	3,303,294

Class R5 shares

Subscriptions	218	2,500	—	—

Net increase	218	2,500	—	—

Class W shares

Subscriptions	2,167,760	23,451,393	1,144,714	12,770,826

Distributions reinvested	442,149	4,642,753	196,506	2,147,823

Redemptions	(2,078,495)	(21,564,431)	(1,696,994)	(18,872,047)

Net increase (decrease)	531,414	6,529,715	(355,774)	(3,953,398)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Inflation Protected Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	107,350	1,138,973	237,522	2,660,978

Distributions reinvested	14,957	156,663	3,686	40,358

Redemptions	(155,441)	(1,630,033)	(159,785)	(1,792,980)

Net increase (decrease)	(33,134)	(334,397)	81,423	908,356

Total net decrease	(15,270,560)	(165,043,507)	(5,281,907)	(58,518,131)

(a)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Inflation Protected Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.38		$11.03		$10.36	$9.75	$10.27

Income from investment operations:

Net investment income (loss)	0.08		0.16		0.34	0.25	(0.00	)(a)

Net realized and unrealized gain (loss)	(0.66)		0.84		0.68	0.54	(0.14)

Total from investment operations	(0.58)		1.00		1.02	0.79	(0.14)

Less distributions to shareholders:

Net investment income	(0.11)		(0.22)		(0.35)	(0.18)	(0.09)

Net realized gains	(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—	—	(0.19)

Total distributions to shareholders	(1.07)		(0.65)		(0.35)	(0.18)	(0.38)

Net asset value, end of period	$9.73		$11.38		$11.03	$10.36	$9.75

Total return	(5.69%)		9.44%		10.02%	8.13%	(1.24%)

Ratios to average net assets(b)

Total gross expenses	1.06%		1.06%		1.10%	0.99%	0.93%

Total net expenses(c)	0.85	%(d)	0.85	%(d)	0.85%	0.85%	0.85%

Net investment income (loss)	0.72%		1.45%		3.21%	2.53%	(0.02%)

Supplemental data

Net assets, end of period (in thousands)	$149,612		$340,942		$273,195	$297,827	$243,640

Portfolio turnover	114%		93%		99%	177%	160	%(e)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.38		$11.03		$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	0.08		0.25	0.19	(0.09)

Net realized and unrealized gain (loss)	(0.66)		0.84		0.69	0.53	(0.12)

Total from investment operations	(0.66)		0.92		0.94	0.72	(0.21)

Less distributions to shareholders:

Net investment income	(0.06)		(0.14)		(0.26)	(0.11)	(0.07)

Net realized gains	(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—	—	(0.14)

Total distributions to shareholders	(1.02)		(0.57)		(0.26)	(0.11)	(0.31)

Net asset value, end of period	$9.70		$11.38		$11.03	$10.35	$9.74

Total return	(6.43%)		8.61%		9.22%	7.40%	(1.99%)

Ratios to average net assets(b)

Total gross expenses	1.81%		1.81%		1.85%	1.74%	1.69%

Total net expenses(c)	1.60	%(d)	1.59	%(d)	1.60%	1.61%	1.61%

Net investment income (loss)	(0.01%)		0.70%		2.37%	1.84%	(0.98%)

Supplemental data

Net assets, end of period (in thousands)	$3,433		$6,987		$8,846	$14,961	$24,639

Portfolio turnover	114%		93%		99%	177%	160	%(e)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.36		$11.02		$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	(0.00	)(a)	0.08		0.27	0.17	(0.08)

Net realized and unrealized gain (loss)	(0.65)		0.83		0.67	0.55	(0.13)

Total from investment operations	(0.65)		0.91		0.94	0.72	(0.21)

Less distributions to shareholders:

Net investment income	(0.07)		(0.14)		(0.27)	(0.11)	(0.07)

Net realized gains	(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—	—	(0.14)

Total distributions to shareholders	(1.03)		(0.57)		(0.27)	(0.11)	(0.31)

Net asset value, end of period	$9.68		$11.36		$11.02	$10.35	$9.74

Total return	(6.40%)		8.57%		9.21%	7.41%	(1.98%)

Ratios to average net assets(b)

Total gross expenses	1.81%		1.81%		1.85%	1.74%	1.68%

Total net expenses(c)	1.60	%(d)	1.60	%(d)	1.60%	1.60%	1.60%

Net investment income (loss)	(0.02%)		0.71%		2.60%	1.72%	(0.79%)

Supplemental data

Net assets, end of period (in thousands)	$15,310		$22,778		$17,963	$17,161	$11,239

Portfolio turnover	114%		93%		99%	177%	160	%(e)

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$11.38	$11.03	$10.36	$9.75	$10.27

Income from investment operations:

Net investment income	0.13	0.18	0.40	0.30	0.05

Net realized and unrealized gain (loss)	(0.66)	0.87	0.66	0.53	(0.16)

Total from investment operations	(0.53)	1.05	1.06	0.83	(0.11)

Less distributions to shareholders:

Net investment income	(0.15)	(0.27)	(0.39)	(0.22)	(0.10)

Net realized gains	(0.96)	(0.43)	—	—	(0.10)

Tax return of capital	—	—	—	—	(0.21)

Total distributions to shareholders	(1.11)	(0.70)	(0.39)	(0.22)	(0.41)

Net asset value, end of period	$9.74	$11.38	$11.03	$10.36	$9.75

Total return	(5.26%)	9.91%	10.47%	8.47%	(0.90%)

Ratios to average net assets(a)

Total gross expenses	0.59%	0.56%	0.57%	0.55%	0.54%

Total net expenses(b)	0.42%	0.41%	0.45%	0.49%	0.51%

Net investment income	1.19%	1.64%	3.83%	2.94%	0.48%

Supplemental data

Net assets, end of period (in thousands)	$69,902	$87,654	$202,937	$184,100	$186,201

Portfolio turnover	114%	93%	99%	177%	160	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K(a)	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$11.38	$11.03	$10.35	$9.74	$10.26

Income from investment operations:

Net investment income (loss)	0.09	0.17	0.36	0.26	(0.02)

Net realized and unrealized gain (loss)	(0.66)	0.85	0.68	0.54	(0.10)

Total from investment operations	(0.57)	1.02	1.04	0.80	(0.12)

Less distributions to shareholders:

Net investment income	(0.13)	(0.24)	(0.36)	(0.19)	(0.09)

Net realized gains	(0.96)	(0.43)	—	—	(0.10)

Tax return of capital	—	—	—	—	(0.21)

Total distributions to shareholders	(1.09)	(0.67)	(0.36)	(0.19)	(0.40)

Net asset value, end of period	$9.72	$11.38	$11.03	$10.35	$9.74

Total return	(5.65%)	9.58%	10.24%	8.19%	(1.07%)

Ratios to average net assets(b)

Total gross expenses	0.89%	0.86%	0.88%	0.86%	0.85%

Total net expenses(c)	0.72%	0.69%	0.75%	0.79%	0.69%

Net investment income (loss)	0.88%	1.53%	3.42%	2.57%	(0.20%)

Supplemental data

Net assets, end of period (in thousands)	$48	$77	$76	$79	$81

Portfolio turnover	114%	93%	99%	177%	160	%(d)

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2013		2012		2011	2010(a)
Per share data
Net asset value, beginning of period	$11.36		$11.02		$10.35	$9.68

Income from investment operations:

Net investment income	0.06		0.18		0.36	0.18

Net realized and unrealized gain (loss)	(0.66)		0.79		0.63	0.62

Total from investment operations	(0.60)		0.97		0.99	0.80

Less distributions to shareholders:

Net investment income	(0.10)		(0.20)		(0.32)	(0.13)

Net realized gains	(0.96)		(0.43)		—	—

Total distributions to shareholders	(1.06)		(0.63)		(0.32)	(0.13)

Net asset value, end of period	$9.70		$11.36		$11.02	$10.35

Total return	(5.96%)		9.14%		9.73%	8.34%

Ratios to average net assets(b)

Total gross expenses	1.31%		1.31%		1.36%	1.36	%(c)

Total net expenses(d)	1.10	%(e)	1.10	%(e)	1.12%	1.29	%(c)

Net investment income	0.54%		1.57%		3.39%	1.84	%(c)

Supplemental data

Net assets, end of period (in thousands)	$4,824		$5,443		$1,955	$1,474

Portfolio turnover	114%		93%		99%	177%

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$11.49

Income from investment operations:

Net investment income	0.09

Net realized and unrealized loss	(0.86)

Total from investment operations	(0.77)

Less distributions to shareholders:

Net investment income	(0.07)

Net realized gains	(0.96)

Total distributions to shareholders	(1.03)

Net asset value, end of period	$9.69

Total return	(7.27%)

Ratios to average net assets(b)

Total gross expenses	0.64	%(c)

Total net expenses(d)	0.47	%(c)

Net investment income	1.16	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	114%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$11.40		$11.05		$10.35	$9.75	$10.27

Income from investment operations:

Net investment income (loss)	0.08		0.16		0.30	0.26	(0.03)

Net realized and unrealized gain (loss)	(0.66)		0.84		0.73	0.51	(0.12)

Total from investment operations	(0.58)		1.00		1.03	0.77	(0.15)

Less distributions to shareholders:

Net investment income	(0.12)		(0.22)		(0.33)	(0.17)	(0.09)

Net realized gains	(0.96)		(0.43)		—	—	(0.10)

Tax return of capital	—		—		—	—	(0.18)

Total distributions to shareholders	(1.08)		(0.65)		(0.33)	(0.17)	(0.37)

Net asset value, end of period	$9.74		$11.40		$11.05	$10.35	$9.75

Total return	(5.74%)		9.43%		10.14%	7.93%	(1.35%)

Ratios to average net assets(a)

Total gross expenses	1.06%		1.09%		1.07%	1.01%	0.99%

Total net expenses(b)	0.85	%(c)	0.85	%(c)	0.86%	0.94%	0.96%

Net investment income (loss)	0.75%		1.42%		2.87%	2.55%	(0.28%)

Supplemental data

Net assets, end of period (in thousands)	$38,778		$39,315		$42,040	$100,345	$189,822

Portfolio turnover	114%		93%		99%	177%	160	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b) Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c) The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Inflation Protected Securities Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$11.38		$11.03		$10.59

Income from investment operations:

Net investment income	0.11		0.19		0.60

Net realized and unrealized gain (loss)	(0.66)		0.84		0.17

Total from investment operations	(0.55)		1.03		0.77

Less distributions to shareholders:

Net investment income	(0.14)		(0.25)		(0.33)

Net realized gains	(0.96)		(0.43)		—

Total distributions to shareholders	(1.10)		(0.68)		(0.33)

Net asset value, end of period	$9.73		$11.38		$11.03

Total return	(5.49%)		9.73%		7.45%

Ratios to average net assets(b)

Total gross expenses	0.81%		0.83%		0.85	%(c)

Total net expenses(d)	0.60	%(e)	0.59	%(e)	0.60	%(c)

Net investment income	1.04%		1.73%		6.88	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,734		$2,405		$1,434

Portfolio turnover	114%		93%		99%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Inflation Protected Securities Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter (OTC) or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected

28	Annual Report 2013

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

Annual Report 2013	29

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are OTC agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are typically intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments maybe used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments maybe used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The

30	Annual Report 2013

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	81,813	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)
Foreign exchange risk	(95,718)	—
Interest rate risk	—	1,513,792
Total	(95,718)	1,513,792
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)
Foreign exchange risk	17,793	—
Interest rate risk	—	97,312
Total	17,793	97,312

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	17
Futures contracts	4,478

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

Annual Report 2013	31

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.44% to 0.25% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.44% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $2,207.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

32	Annual Report 2013

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.22%
Class B	0.22
Class C	0.22
Class K	0.05
Class R	0.22
Class R5*	0.05
Class W	0.22
Class Z	0.22

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $727,000 and $187,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $111,196 for Class A, $872 for Class B and $2,315 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses

Annual Report 2013	33

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

(excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2012 through November 30, 2013		Prior to October 1, 2012
Class A	0.85%		0.85%
Class B	1.60		1.60
Class C	1.60		1.60
Class I	0.42		0.40
Class K	0.72		0.70
Class R	1.10		1.10
Class R5	0.47	*	—
Class W	0.85		0.85
Class Z	0.60		0.60

*	Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 30 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(171,816)
Accumulated net realized gain	(1,928,184)
Paid-in capital	2,100,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Year Ended July 31, 2012 ($)
Ordinary income	4,244,809	12,144,695
Long-term capital gains	33,717,192	17,700,015
Total	37,962,001	29,844,710

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$11,819,236
Unrealized depreciation	(10,763,455)

At July 31, 2013, the cost of investments for federal income tax purposes was $293,180,324 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,260,850
Unrealized depreciation	(12,024,305)
Net unrealized depreciation	(10,763,455)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $427,685,335

34	Annual Report 2013

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

and $616,387,994, respectively, for the year ended July 31, 2013, of which $342,366,150 and $511,927,264, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 33.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 24.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2013	35

Columbia Inflation Protected Securities Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2013

Columbia Inflation Protected Securities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia Inflation Protected Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

Annual Report 2013	37

Columbia Inflation Protected Securities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	0.02%
Dividends Received Deduction	0.02%
Capital Gain Dividend	$30,201,116

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38	Annual Report 2013

Columbia Inflation Protected Securities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	39

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2013

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	41

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

42	Annual Report 2013

Columbia Inflation Protected Securities Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013	43

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

44	Annual Report 2013

Columbia Inflation Protected Securities Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013	45

Columbia Inflation Protected Securities Fund

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46	Annual Report 2013

Columbia Inflation Protected Securities Fund

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Annual Report 2013	47

Columbia Inflation Protected Securities Fund

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48	Annual Report 2013

Columbia Inflation Protected Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	49

Columbia Inflation Protected Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN165_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Large Core Quantitative Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Core Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Core Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Core Quantitative Fund (the Fund) Class A shares returned 24.12% excluding sales charges for the 12-month period that ended July 31, 2013.

>	The Fund’s return underperformed its benchmark, the S&P 500 Index, which rose 25.00% for the same 12-month period.

>	The Fund’s relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	04/24/03
Excluding sales charges		24.12	8.03	7.38
Including sales charges		16.92	6.75	6.75
Class B	04/24/03
Excluding sales charges		23.27	7.23	6.56
Including sales charges		18.27	6.93	6.56
Class C	04/24/03
Excluding sales charges		23.22	7.24	6.57
Including sales charges		22.22	7.24	6.57
Class I*	07/15/04	24.65	8.49	7.77
Class K (formerly Class R4)	04/24/03	24.29	8.19	7.54
Class R*	12/11/06	23.87	7.77	7.11
Class R4*	03/19/13	24.19	8.04	7.38
Class R5*	12/11/06	24.55	8.45	7.64
Class W*	12/01/06	24.15	8.02	7.36
Class Z*	09/27/10	24.48	8.22	7.47
S&P 500 Index		25.00	8.26	7.64

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Large Core Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Core Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2013)
Apple, Inc.	4.0
Pfizer, Inc.	3.0
Microsoft Corp.	3.0
JPMorgan Chase & Co.	3.0
Cisco Systems, Inc.	2.7
Citigroup, Inc.	2.5
Comcast Corp., Class A	2.4
Oracle Corp.	2.3
Home Depot, Inc. (The)	2.2
Mastercard, Inc., Class A	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares gained 24.12% excluding sales charges. The Fund’s return underperformed its benchmark, the S&P 500 Index, which rose 25.00% for the same 12-month period. The Fund’s relative results can be attributed primarily to stock selection.

U.S. Equities Surged Amidst Investor Optimism

U.S. equities delivered strong overall results for the fiscal year ended July 31, 2013, despite continued challenges. Investor optimism appeared to overcome concerns over high unemployment, too-close-to-call presidential election, a fiscal cliff impasse, persistent European sovereign debt troubles and the Federal Reserve’s (the Fed) comments about tapering its quantitative easing program. Indeed, the Fed maintained its stimulative monetary policy during the period, tying its policy moves to unemployment and inflation levels rather than to any date-specific guideline. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors also appeared to be encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. That said, volatility remained persistent, especially toward the end of the second quarter of 2013, when uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. However, in July 2013, the U.S. equity market rebounded strongly from June’s decline, with the S&P 500 Index achieving new highs. In all, despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

Risk-On Stock Characteristics Led Market Higher

Stocks with risk-on characteristics led the market higher during the annual period, significantly outperforming those with more defensive characteristics. For example, the 20% of stocks with the highest beta in the S&P 500 Index outperformed the 20% of stocks with the lowest beta by almost 20%. Similarly, non-dividend paying stocks in the S&P 500 Index (about 13% of the total by weight) outperformed the highest quartile of dividend payers by more than 15%. In addition, the smallest 20% of stocks in the S&P 500 Index (by weight) outperformed the largest 20% (by weight) of stocks in the S&P 500 Index by more than 25%. Although some of this differential was a result of the significant underperformance of computer giant Apple, which was down nearly 24% during the annual period, other large companies in the S&P 500 Index struggled as well.

Not surprisingly, these large performance differentials carried over to the performance of our stock selection model. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Consistent with the dynamics of the market, the stocks we consider to be the highest quality underperformed those we consider to be the lowest quality stocks, by almost 30%, as lower quality names rebounded strongly during the rally.

In contrast, our valuation metrics performed quite well, as stocks with lower price-to-earnings and price-to-book ratios led the benchmark. Investors bid up these inexpensive stocks in anticipation of improved business prospects consistent with a better economy. Although stocks ranked highly by our catalyst models outperformed poorly-ranked stocks, the spreads were rather small, with the top quintile outperforming the bottom quintile by approximately 1%.

4	Annual Report 2013

Columbia Large Core Quantitative Fund

Manager Discussion of Fund Performance (continued)

Effective Stock Selection Boosted Fund Performance

The Fund maintained a relatively neutral stance on sector allocation, and the majority of the Fund’s performance relative to the benchmark during the period was influenced by stock selection. Stock selection within the financials and consumer staples sectors benefited performance most, notably the insurance, beverages and food and staples retailing industries. Stock selection in energy, health care, materials and telecommunication services also added value.

Individual stocks contributing most to relative performance were supermarket retailer Kroger, pharmaceutical company Bristol-Myers Squibb and diversified financial institution JPMorgan Chase. The Fund had larger positions than the S&P 500 Index in each of these holdings, and each significantly outpaced the S&P 500 Index overall.

Consumer Discretionary Holdings Hampered Returns

Stock selection in the consumer discretionary sector was the primary detractor from the Fund’s relative performance, most notably the specialty retail and media industries. Stock selection in information technology, industrials and utilities hampered results as well. The Fund’s greatest individual detractors were both from the computers and peripherals industry within information technology — namely, Apple and VMware. The Fund had a larger position than the benchmark in Apple, which significantly lagged the benchmark overall. Information technology infrastructure and storage company VMware is a non-benchmark holding that traded downward sharply after lowering its 2013 guidance, creating investor concern.

While there were some changes in sector allocations during the reporting period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest. There were no significant changes to our stock selection model during the annual period.

Looking ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its investment benchmark. At present, we continue to favor stocks with attributes considered most important in the Fund’s quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we believe that stocks with these characteristics tend to outperform their peers in various macroeconomic conditions.

Portfolio Breakdown (%) (at July 31, 2013)
Common Stocks	99.7
Consumer Discretionary	11.9
Consumer Staples	10.5
Energy	10.1
Financials	16.5
Health Care	13.3
Industrials	10.2
Information Technology	17.7
Materials	3.4
Telecommunication Services	2.6
Utilities	3.5
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Annual Report 2013	5

Columbia Large Core Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,153.30		1,019.04	6.19		5.81	1.16
Class B	1,000.00	1,000.00	1,150.70		1,015.32	10.19		9.54	1.91
Class C	1,000.00	1,000.00	1,149.50		1,015.32	10.18		9.54	1.91
Class I	1,000.00	1,000.00	1,157.00		1,021.52	3.53		3.31	0.66
Class K (formerly Class R4)	1,000.00	1,000.00	1,155.60		1,019.98	5.18		4.86	0.97
Class R	1,000.00	1,000.00	1,153.30		1,017.80	7.53		7.05	1.41
Class R4	1,000.00	1,000.00	1,112.50	*	1,020.23	3.54	*	4.61	0.92	*
Class R5	1,000.00	1,000.00	1,156.30		1,021.22	3.85		3.61	0.72
Class W	1,000.00	1,000.00	1,153.80		1,019.04	6.19		5.81	1.16
Class Z	1,000.00	1,000.00	1,155.80		1,020.28	4.86		4.56	0.91

* For the period March 19, 2013 through July 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

6	Annual Report 2013

Columbia Large Core Quantitative Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%
Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Diversified Consumer Services 0.2%

H&R Block, Inc.	297,900	9,362,997

Hotels, Restaurants & Leisure 0.2%

Starwood Hotels & Resorts Worldwide, Inc.	113,200	7,488,180

Household Durables 0.4%

Whirlpool Corp.	112,900	15,121,826

Internet & Catalog Retail 0.2%

Netflix, Inc.(a)	27,600	6,740,472

Media 5.1%

Comcast Corp., Class A	1,944,300	87,649,044

DIRECTV(a)	795,100	50,305,977

Discovery Communications, Inc., Class A(a)	653,700	52,112,964

Total		190,067,985

Multiline Retail 0.1%

Macy’s, Inc.	89,500	4,326,430

Specialty Retail 5.4%

Gap, Inc. (The)	1,626,300	74,647,170

Home Depot, Inc. (The)	1,039,500	82,151,685

Ross Stores, Inc.	110,700	7,468,929

TJX Companies, Inc.	715,400	37,229,416

Total		201,497,200

Textiles, Apparel & Luxury Goods 0.2%

VF Corp.	37,600	7,407,200

Total Consumer Discretionary		442,012,290

Consumer Staples 10.5%
Beverages 0.5%

Coca-Cola Enterprises, Inc.	502,700	18,871,358

Food & Staples Retailing 4.7%

CVS Caremark Corp.	287,200	17,659,928

Kroger Co. (The)	2,030,700	79,745,589

Wal-Mart Stores, Inc.	1,000,392	77,970,552

Total		175,376,069

Food Products 1.5%

Campbell Soup Co.	663,700	31,061,160

General Mills, Inc.	272,300	14,159,600

Tyson Foods, Inc., Class A	409,900	11,321,438

Total		56,542,198

Household Products 0.3%

Kimberly-Clark Corp.	114,700	11,332,360

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 3.5%

Lorillard, Inc.	1,387,800	59,023,134

Philip Morris International, Inc.	797,700	71,138,886

Total		130,162,020

Total Consumer Staples		392,284,005

Energy 10.1%
Energy Equipment & Services 1.1%

Diamond Offshore Drilling, Inc.	594,800	40,113,312

Oil, Gas & Consumable Fuels 9.0%

Apache Corp.	209,100	16,780,275

Chevron Corp.	638,100	80,330,409

ConocoPhillips	1,232,900	79,965,894

Exxon Mobil Corp.	508,700	47,690,625

Phillips 66	666,800	41,008,200

Tesoro Corp.	534,000	30,357,900

Valero Energy Corp.	1,107,800	39,626,006

Total		335,759,309

Total Energy		375,872,621

Financials 16.5%
Capital Markets 2.7%

BlackRock, Inc.	115,100	32,453,596

Goldman Sachs Group, Inc. (The)	412,300	67,629,569

Total		100,083,165

Commercial Banks 0.8%

Comerica, Inc.	73,700	3,135,198

Fifth Third Bancorp	1,413,300	27,177,759

Total		30,312,957

Consumer Finance 0.8%

SLM Corp.	1,236,200	30,546,502

Diversified Financial Services 5.6%

Citigroup, Inc.	1,767,900	92,178,306

JPMorgan Chase & Co.	1,985,200	110,635,196

Moody’s Corp.	87,000	5,895,990

Total		208,709,492

Insurance 4.9%

Aon PLC	459,700	31,029,750

MetLife, Inc.	1,479,900	71,656,758

Prudential Financial, Inc.	1,012,500	79,957,125

Total		182,643,633

Real Estate Investment Trusts (REITs) 1.7%

Public Storage	197,000	31,366,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)

Simon Property Group, Inc.	196,900	31,515,814

Total		62,882,154

Total Financials		615,177,903

Health Care 13.2%
Biotechnology 2.5%

Amgen, Inc.	162,100	17,553,809

Celgene Corp.(a)	162,200	23,820,692

Gilead Sciences, Inc.(a)	553,900	34,037,155

Onyx Pharmaceuticals, Inc.(a)	40,600	5,330,780

Vertex Pharmaceuticals, Inc.(a)	147,500	11,770,500

Total		92,512,936

Health Care Equipment & Supplies 3.7%

Becton Dickinson and Co.	514,100	53,322,452

Medtronic, Inc.	814,300	44,981,932

St. Jude Medical, Inc.	791,200	41,450,968

Total		139,755,352

Health Care Providers & Services 1.9%

AmerisourceBergen Corp.	934,700	54,464,969

McKesson Corp.	118,900	14,584,274

Total		69,049,243

Pharmaceuticals 5.1%

Eli Lilly & Co.	1,281,500	68,060,465

Mylan, Inc.(a)	285,500	9,581,380

Pfizer, Inc.	3,863,800	112,938,874

Total		190,580,719

Total Health Care		491,898,250

Industrials 10.1%
Aerospace & Defense 4.1%

Boeing Co. (The)	266,600	28,019,660

Northrop Grumman Corp.	669,300	61,615,758

Raytheon Co.	880,100	63,226,384

Total		152,861,802

Air Freight & Logistics 1.2%

United Parcel Service, Inc., Class B	500,100	43,408,680

Airlines 0.3%

Southwest Airlines Co.	815,000	11,271,450

Electrical Equipment 2.5%

Emerson Electric Co.	529,800	32,513,826

Rockwell Automation, Inc.	474,000	45,906,900

Roper Industries, Inc.	118,200	14,888,472

Total		93,309,198

Common Stocks (continued)
Issuer	Shares	Value ($)

Industrial Conglomerates 0.7%

Danaher Corp.	414,000	27,878,760

Machinery 0.2%

Cummins, Inc.	73,200	8,871,108

Professional Services 0.6%

Dun & Bradstreet Corp. (The)	218,500	22,643,155

Road & Rail 0.5%

Union Pacific Corp.	117,200	18,586,748

Total Industrials		378,830,901

Information Technology 17.7%
Communications Equipment 2.9%

Cisco Systems, Inc.	3,908,900	99,872,395

QUALCOMM, Inc.	145,700	9,404,935

Total		109,277,330

Computers & Peripherals 4.0%

Apple, Inc.	329,000	148,872,500

Internet Software & Services 1.7%

Google, Inc., Class A(a)	58,400	51,835,840

VeriSign, Inc.(a)	202,600	9,692,384

Total		61,528,224

IT Services 2.2%

Mastercard, Inc., Class A	132,932	81,169,609

Semiconductors & Semiconductor Equipment 1.5%

KLA-Tencor Corp.	251,900	14,768,897

NVIDIA Corp.	2,879,600	41,552,628

Total		56,321,525

Software 5.4%

CA, Inc.	100,800	2,997,792

Microsoft Corp.(b)	3,490,600	111,105,798

Oracle Corp.	2,609,500	84,417,325

VMware, Inc., Class A(a)	49,600	4,076,624

Total		202,597,539

Total Information Technology		659,766,727

Materials 3.4%
Chemicals 3.0%

CF Industries Holdings, Inc.	284,500	55,764,845

Eastman Chemical Co.	410,400	33,008,472

LyondellBasell Industries NV, Class A	356,400	24,488,244

Total		113,261,561

Paper & Forest Products 0.4%

International Paper Co.	277,400	13,401,194

Total Materials		126,662,755

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 2.6%
Diversified Telecommunication Services 2.6%

AT&T, Inc.	563,900	19,888,753

Verizon Communications, Inc.	1,559,299	77,154,115

Total		97,042,868

Total Telecommunication Services		97,042,868

Utilities 3.5%
Electric Utilities 1.2%

American Electric Power Co., Inc.	928,800	43,049,880

Independent Power Producers & Energy Traders 0.8%

AES Corp. (The)	2,368,300	29,461,652

Multi-Utilities 1.5%

Ameren Corp.	117,200	4,196,932

Common Stocks (continued)
Issuer	Shares	Value ($)

Public Service Enterprise Group, Inc.	1,580,900	53,418,611

Total		57,615,543

Total Utilities		130,127,075

Total Common Stocks
(Cost: $2,961,742,234)		3,709,675,395

Money Market Funds 0.3%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.191%(c)(d)	12,819,613	12,819,613

Total Money Market Funds
(Cost: $12,819,613)		12,819,613

Total Investments
(Cost: $2,974,561,847)		3,722,495,008

Other Assets & Liabilities, Net		9,367,753

Net Assets		3,731,862,761

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	57	23,947,125	September 2013	35,478	—

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At July 31, 2013, investments in securities included securities valued at $3,088,480 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)	The rate shown is the seven-day current annualized yield at July 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	24,696,795	302,939,867	(314,817,049)	12,819,613	36,156	12,819,613

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Large Core Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	442,012,290	—	—	442,012,290

Consumer Staples	392,284,005	—	—	392,284,005

Energy	375,872,621	—	—	375,872,621

Financials	615,177,903	—	—	615,177,903

Health Care	491,898,250	—	—	491,898,250

Industrials	378,830,901	—	—	378,830,901

Information Technology	659,766,727	—	—	659,766,727

Materials	126,662,755	—	—	126,662,755

Telecommunication Services	97,042,868	—	—	97,042,868

Utilities	130,127,075	—	—	130,127,075

Total Equity Securities	3,709,675,395	—	—	3,709,675,395

Mutual Funds

Money Market Funds	12,819,613	—	—	12,819,613

Total Mutual Funds	12,819,613	—	—	12,819,613

Investments in Securities	3,722,495,008	—	—	3,722,495,008

Derivatives

Assets

Futures Contracts	35,478	—	—	35,478

Total	3,722,530,486	—	—	3,722,530,486

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,961,742,234)	$3,709,675,395

Affiliated issuers (identified cost $12,819,613)	12,819,613

Total investments (identified cost $2,974,561,847)	3,722,495,008

Receivable for:

Investments sold	98,063,312

Capital shares sold	1,673,126

Dividends	4,197,536

Reclaims	13,926

Equity-linked notes (Note 9)	165,071

Prepaid expenses	28,429

Other assets	22,506

Total assets	3,826,658,914

Liabilities

Payable for:

Investments purchased	89,866,640

Capital shares purchased	4,061,419

Variation margin	51,770

Investment management fees	59,868

Distribution and/or service fees	24,883

Transfer agent fees	311,904

Administration fees	5,112

Plan administration fees	519

Compensation of board members	158,479

Other expenses	255,559

Total liabilities	94,796,153

Net assets applicable to outstanding capital stock	$3,731,862,761

Represented by

Paid-in capital	$4,565,378,112

Undistributed net investment income	44,811,038

Accumulated net realized loss	(1,626,292,654)

Unrealized appreciation (depreciation) on:

Investments	747,933,161

Foreign currency translations	(2,374)

Futures contracts	35,478

Total — representing net assets applicable to outstanding capital stock	$3,731,862,761

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Large Core Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$3,084,806,811

Shares outstanding	398,041,412

Net asset value per share	$7.75

Maximum offering price per share(a)	$8.22

Class B

Net assets	$77,087,335

Shares outstanding	10,002,573

Net asset value per share	$7.71

Class C

Net assets	$30,686,281

Shares outstanding	4,034,355

Net asset value per share	$7.61

Class I

Net assets	$295,374,811

Shares outstanding	37,838,400

Net asset value per share	$7.81

Class K(b)

Net assets	$75,883,737

Shares outstanding	9,731,454

Net asset value per share	$7.80

Class R

Net assets	$4,180,218

Shares outstanding	539,719

Net asset value per share	$7.75

Class R4

Net assets	$2,781

Shares outstanding	356

Net asset value per share	$7.81

Class R5

Net assets	$46,858,448

Shares outstanding	6,028,562

Net asset value per share	$7.77

Class W

Net assets	$113,165,729

Shares outstanding	14,513,480

Net asset value per share	$7.80

Class Z

Net assets	$3,816,610

Shares outstanding	490,144

Net asset value per share	$7.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Large Core Quantitative Fund

Statement of Operations

Year ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$84,752,844
Dividends — affiliated issuers	36,156
Income from securities lending — net	619,543
Foreign taxes withheld	(59,304)

Total income	85,349,239

Expenses:
Investment management fees	20,595,326
Distribution and/or service fees
Class A	7,184,805
Class B	840,438
Class C	278,888
Class R	18,668
Class W	275,833
Transfer agent fees
Class A	7,563,977
Class B	221,568
Class C	73,336
Class K(a)	33,601
Class R	9,806
Class R4	3
Class R5	20,472
Class W	291,268
Class Z	7,254
Administration fees	1,772,519
Plan administration fees
Class K(a)	167,824
Compensation of board members	94,904
Custodian fees	32,192
Printing and postage fees	577,633
Registration fees	106,766
Professional fees	68,023
Other	39,401

Total expenses	40,274,505
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(640,310)
Expense reductions	(7,172)

Total net expenses	39,627,023

Net investment income	45,722,216

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	439,393,523
Foreign currency translations	2,862
Futures contracts	8,172,580

Net realized gain	447,568,965
Net change in unrealized appreciation (depreciation) on:
Investments	269,018,653
Foreign currency translations	980
Futures contracts	(1,100,891)
Receivables for equity-linked notes (Note 9)	(399,699)

Net change in unrealized appreciation (depreciation)	267,519,043

Net realized and unrealized gain	715,088,008

Net increase in net assets resulting from operations	$760,810,224

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations

Net investment income	$45,722,216	$45,457,701

Net realized gain	447,568,965	285,033,756

Net change in unrealized appreciation (depreciation)	267,519,043	(12,492,163)

Net increase in net assets resulting from operations	760,810,224	317,999,294

Distributions to shareholders

Net investment income

Class A	(37,860,027)	(17,572,647)

Class B	(331,000)	—

Class C	(191,918)	—

Class I	(4,941,489)	(2,045,353)

Class K(a)	(953,022)	(466,567)

Class R	(42,432)	(8,626)

Class R5	(678,677)	(337,843)

Class W	(1,590,706)	(545,720)

Class Z	(40,227)	(19,213)

Total distributions to shareholders	(46,629,498)	(20,995,969)

Increase (decrease) in net assets from capital stock activity	(391,749,794)	(333,726,938)

Proceeds from regulatory settlements (Note 6)	—	62,511
Total increase (decrease) in net assets	322,430,932	(36,661,102)

Net assets at beginning of year	3,409,431,829	3,446,092,931

Net assets at end of year	$3,731,862,761	$3,409,431,829

Undistributed net investment income	$44,811,038	$45,715,458

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions(b)	11,983,238	83,449,429	16,229,478	97,653,362

Distributions reinvested	5,518,247	36,144,521	2,978,552	16,620,317

Redemptions	(61,663,227)	(421,570,815)	(69,586,153)	(407,403,428)

Net decrease	(44,161,742)	(301,976,865)	(50,378,123)	(293,129,749)

Class B shares

Subscriptions	109,333	747,796	147,035	870,485

Distributions reinvested	50,403	329,635	—	—

Redemptions(b)	(3,437,227)	(24,743,852)	(6,754,873)	(40,727,621)

Net decrease	(3,277,491)	(23,666,421)	(6,607,838)	(39,857,136)

Class C shares

Subscriptions	704,742	4,729,726	1,086,984	6,292,900

Distributions reinvested	27,840	179,848	—	—

Redemptions	(862,104)	(5,809,363)	(982,878)	(5,721,762)

Net increase (decrease)	(129,522)	(899,789)	104,106	571,138

Class I shares

Subscriptions	801,763	5,321,628	17,348,216	107,055,685

Distributions reinvested	752,084	4,941,194	365,214	2,045,199

Redemptions	(7,524,310)	(53,111,437)	(10,513,420)	(61,537,224)

Net increase (decrease)	(5,970,463)	(42,848,615)	7,200,010	47,563,660

Class K shares(c)

Subscriptions	1,707,284	11,921,235	1,963,279	11,860,218

Distributions reinvested	144,828	952,973	83,164	466,547

Redemptions	(1,770,917)	(12,330,237)	(4,984,972)	(30,257,595)

Net increase (decrease)	81,195	543,971	(2,938,529)	(17,930,830)

Class R shares

Subscriptions	158,466	1,077,621	412,239	2,416,337

Distributions reinvested	4,056	26,566	433	2,422

Redemptions	(179,050)	(1,197,888)	(303,284)	(1,795,103)

Net increase (decrease)	(16,528)	(93,701)	109,388	623,656

Class R4 shares

Subscriptions	356	2,500	—	—

Net increase	356	2,500	—	—

Class R5 shares

Subscriptions	786,118	5,395,567	1,363,577	8,279,823

Distributions reinvested	103,592	678,527	60,531	337,763

Redemptions	(766,108)	(5,199,968)	(907,207)	(5,421,718)

Net increase	123,602	874,126	516,901	3,195,868

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Large Core Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars($)	Shares	Dollars($)
Class W shares

Subscriptions	6,978,357	48,424,003	5,218,996	30,489,329

Distributions reinvested	241,373	1,590,645	97,100	545,700

Redemptions	(10,818,295)	(74,433,013)	(11,577,509)	(66,267,206)

Net decrease	(3,598,565)	(24,418,365)	(6,261,413)	(35,232,177)

Class Z shares

Subscriptions	271,440	1,928,723	232,352	1,404,895

Distributions reinvested	3,588	23,573	2,184	12,233

Redemptions	(177,132)	(1,218,931)	(155,588)	(948,496)

Net increase	97,896	733,365	78,948	468,632

Total net decrease	(56,851,262)	(391,749,794)	(58,176,550)	(333,726,938)

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Includes conversions of Class B shares to Class A shares, if any.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Large Core Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$6.33		$5.78		$4.74	$4.30	$5.88

Income from investment operations:

Net investment income	0.09		0.08		0.06	0.05	0.09

Net realized and unrealized gain (loss)	1.42		0.51		1.02	0.54	(1.47)

Total from investment operations	1.51		0.59		1.08	0.59	(1.38)

Less distributions to shareholders:

Net investment income	(0.09)		(0.04)		(0.04)	(0.15)	(0.05)

Net realized gains	—		—		—	—	(0.15)

Total distributions to shareholders	(0.09)		(0.04)		(0.04)	(0.15)	(0.20)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.75		$6.33		$5.78	$4.74	$4.30

Total return	24.12%		10.25%		22.76%	14.03%	(23.19%)

Ratios to average net assets(b)

Total gross expenses	1.18%		1.17%		1.18%	1.15%	0.96%

Total net expenses(c)	1.16	%(d)	1.08	%(d)	1.12%	1.00%	0.95%

Net investment income	1.28%		1.36%		1.19%	1.10%	2.11%

Supplemental data

Net assets, end of period (in thousands)	$3,084,807		$2,800,422		$2,845,786	$2,688,843	$692,100

Portfolio turnover	69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$6.28		$5.74		$4.71	$4.27	$5.80

Income from investment operations:

Net investment income	0.04		0.04		0.02	0.01	0.06

Net realized and unrealized gain (loss)	1.42		0.50		1.01	0.54	(1.44)

Total from investment operations	1.46		0.54		1.03	0.55	(1.38)

Less distributions to shareholders:

Net investment income	(0.03)		—		—	(0.11)	—

Net realized gains	—		—		—	—	(0.15)

Total distributions to shareholders	(0.03)		—		—	(0.11)	(0.15)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.71		$6.28		$5.74	$4.71	$4.27

Total return	23.27%		9.41%		21.87%	13.03%	(23.68%)

Ratios to average net assets(b)

Total gross expenses	1.93%		1.92%		1.93%	1.93%	1.73%

Total net expenses(c)	1.91	%(d)	1.83	%(d)	1.88%	1.78%	1.71%

Net investment income	0.54%		0.63%		0.44%	0.29%	1.35%

Supplemental data

Net assets, end of period (in thousands)	$77,087		$83,451		$114,107	$153,326	$15,588

Portfolio turnover	69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$6.22		$5.68		$4.66	$4.24	$5.78

Income from investment operations:

Net investment income	0.04		0.03		0.02	0.01	0.06

Net realized and unrealized gain (loss)	1.40		0.51		1.00	0.53	(1.44)

Total from investment operations	1.44		0.54		1.02	0.54	(1.38)

Less distributions to shareholders:

Net investment income	(0.05)		—		—	(0.12)	(0.01)

Net realized gains	—		—		—	—	(0.15)

Total distributions to shareholders	(0.05)		—		—	(0.12)	(0.16)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.61		$6.22		$5.68	$4.66	$4.24

Total return	23.22%		9.51%		21.89%	12.97%	(23.66%)

Ratios to average net assets(b)

Total gross expenses	1.93%		1.92%		1.94%	1.92%	1.72%

Total net expenses(c)	1.91	%(d)	1.83	%(d)	1.88%	1.77%	1.71%

Net investment income	0.53%		0.59%		0.44%	0.31%	1.35%

Supplemental data

Net assets, end of period (in thousands)	$30,686		$25,903		$23,061	$21,982	$2,105

Portfolio turnover	69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$6.38	$5.82	$4.77	$4.33	$5.93

Income from investment operations:

Net investment income	0.12	0.11	0.09	0.08	0.11

Net realized and unrealized gain (loss)	1.43	0.51	1.02	0.53	(1.49)

Total from investment operations	1.55	0.62	1.11	0.61	(1.38)

Less distributions to shareholders:

Net investment income	(0.12)	(0.06)	(0.06)	(0.17)	(0.07)

Net realized gains	—	—	—	—	(0.15)

Total distributions to shareholders	(0.12)	(0.06)	(0.06)	(0.17)	(0.22)

Proceeds from regulatory settlements	—	0.00 (a)	—	—	—

Net asset value, end of period	$7.81	$6.38	$5.82	$4.77	$4.33

Total return	24.65%	10.85%	23.34%	14.38%	(22.90%)

Ratios to average net assets(b)

Total gross expenses	0.67%	0.68%	0.71%	0.61%	0.56%

Total net expenses(c)	0.66%	0.65%	0.69%	0.54%	0.56%

Net investment income	1.78%	1.77%	1.62%	1.66%	2.51%

Supplemental data

Net assets, end of period (in thousands)	$295,375	$279,293	$212,969	$314,251	$331,847

Portfolio turnover	69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K(a)	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$6.37	$5.80	$4.76	$4.32	$5.91

Income from investment operations:

Net investment income	0.10	0.09	0.08	0.06	0.10

Net realized and unrealized gain (loss)	1.43	0.52	1.00	0.54	(1.48)

Total from investment operations	1.53	0.61	1.08	0.60	(1.38)

Less distributions to shareholders:

Net investment income	(0.10)	(0.04)	(0.04)	(0.16)	(0.06)

Net realized gains	—	—	—	—	(0.15)

Total distributions to shareholders	(0.10)	(0.04)	(0.04)	(0.16)	(0.21)

Proceeds from regulatory settlements	—	0.00 (b)	—	—	—

Net asset value, end of period	$7.80	$6.37	$5.80	$4.76	$4.32

Total return	24.29%	10.57%	22.83%	14.14%	(23.05%)

Ratios to average net assets(c)

Total gross expenses	0.97%	1.06%	0.97%	0.92%	0.86%

Total net expenses(d)	0.96%	0.95%	0.96%	0.85%	0.78%

Net investment income	1.47%	1.50%	1.39%	1.31%	2.28%

Supplemental data

Net assets, end of period (in thousands)	$75,884	$61,446	$73,036	$162,519	$89,591

Portfolio turnover	69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$6.33		$5.77		$4.73	$4.30	$5.88

Income from investment operations:

Net investment income	0.07		0.06		0.05	0.03	0.08

Net realized and unrealized gain (loss)	1.43		0.52		1.01	0.54	(1.47)

Total from investment operations	1.50		0.58		1.06	0.57	(1.39)

Less distributions to shareholders:

Net investment income	(0.08)		(0.02)		(0.02)	(0.14)	(0.04)

Net realized gains	—		—		—	—	(0.15)

Total distributions to shareholders	(0.08)		(0.02)		(0.02)	(0.14)	(0.19)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.75		$6.33		$5.77	$4.73	$4.30

Total return	23.87%		10.11%		22.51%	13.43%	(23.30%)

Ratios to average net assets(b)

Total gross expenses	1.43%		1.41%		1.44%	1.43%	1.32%

Total net expenses(c)	1.41	%(d)	1.32	%(d)	1.38%	1.36%	1.16%

Net investment income	1.02%		1.05%		0.92%	0.71%	1.92%

Supplemental data

Net assets, end of period (in thousands)	$4,180		$3,522		$2,579	$2,194	$3

Portfolio turnover	69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$7.02

Income from investment operations:

Net investment income	0.03

Net realized and unrealized gain	0.76

Total from investment operations	0.79

Net asset value, end of period	$7.81

Total return	11.25%

Ratios to average net assets(b)

Total gross expenses	0.92	%(c)

Total net expenses(d)	0.92	%(c)

Net investment income	1.25	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	69%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$6.35	$5.80	$4.75	$4.31	$5.90

Income from investment operations:

Net investment income	0.12	0.10	0.09	0.07	0.11

Net realized and unrealized gain (loss)	1.42	0.51	1.02	0.54	(1.48)

Total from investment operations	1.54	0.61	1.11	0.61	(1.37)

Less distributions to shareholders:

Net investment income	(0.12)	(0.06)	(0.06)	(0.17)	(0.07)

Net realized gains	—	—	—	—	(0.15)

Total distributions to shareholders	(0.12)	(0.06)	(0.06)	(0.17)	(0.22)

Proceeds from regulatory settlements	—	0.00 (a)	—	—	—

Net asset value, end of period	$7.77	$6.35	$5.80	$4.75	$4.31

Total return	24.55%	10.71%	23.38%	14.41%	(22.91%)

Ratios to average net assets(b)

Total gross expenses	0.72%	0.80%	0.72%	0.68%	0.58%

Total net expenses(c)	0.71%	0.70%	0.70%	0.61%	0.58%

Net investment income	1.72%	1.72%	1.61%	1.46%	2.48%

Supplemental data

Net assets, end of period (in thousands)	$46,858	$37,489	$31,225	$24,848	$3

Portfolio turnover	69%	71%	57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$6.37		$5.81		$4.73	$4.29	$5.86

Income from investment operations:

Net investment income	0.09		0.08		0.06	0.06	0.09

Net realized and unrealized gain (loss)	1.43		0.51		1.02	0.53	(1.47)

Total from investment operations	1.52		0.59		1.08	0.59	(1.38)

Less distributions to shareholders:

Net investment income	(0.09)		(0.03)		—	(0.15)	(0.04)

Net realized gains	—		—		—	—	(0.15)

Total distributions to shareholders	(0.09)		(0.03)		—	(0.15)	(0.19)

Proceeds from regulatory settlements	—		0.00	(a)	—	—	—

Net asset value, end of period	$7.80		$6.37		$5.81	$4.73	$4.29

Total return	24.15%		10.23%		22.83%	13.93%	(23.21%)

Ratios to average net assets(b)

Total gross expenses	1.18%		1.18%		1.17%	1.05%	1.01%

Total net expenses(c)	1.16	%(d)	1.08	%(d)	1.12%	0.98%	1.01%

Net investment income	1.27%		1.35%		1.22%	1.27%	2.07%

Supplemental data

Net assets, end of period (in thousands)	$113,166		$115,408		$141,510	$373,927	$725,762

Portfolio turnover	69%		71%		57%	75%	61%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Large Core Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$6.36		$5.81		$4.98

Income from investment operations:

Net investment income	0.10		0.09		0.07

Net realized and unrealized gain	1.44		0.52		0.82

Total from investment operations	1.54		0.61		0.89

Less distributions to shareholders:

Net investment income	(0.11)		(0.06)		(0.06)

Total distributions to shareholders	(0.11)		(0.06)		(0.06)

Proceeds from regulatory settlements	—		0.00	(b)	—

Net asset value, end of period	$7.79		$6.36		$5.81

Total return	24.48%		10.59%		17.89%

Ratios to average net assets(c)

Total gross expenses	0.93%		0.89%		0.89	%(d)

Total net expenses(e)	0.91	%(f)	0.82	%(f)	0.83	%(d)

Net investment income	1.51%		1.60%		1.52	%(d)

Supplemental data

Net assets, end of period (in thousands)	$3,817		$2,496		$1,820

Portfolio turnover	69%		71%		57%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Large Core Quantitative Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Large Core Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such

28	Annual Report 2013

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or and centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by

Annual Report 2013	29

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial

30	Annual Report 2013

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	35,478	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	8,172,580
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(1,100,891)

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,185

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

Annual Report 2013	31

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.59% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $10,172.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the

32	Annual Report 2013

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R4*	0.26
Class R5	0.05
Class W	0.26
Class Z	0.26

*	Annualized.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $88,422. The liability remaining at July 31, 2013 for non-recurring charges associated with the lease amounted to $45,190 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2013 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $7,172.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,800,000 and $1,310,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,289,252 for Class A, $25,870 for Class B and $1,399 for Class C shares for the year ended July 31, 2013.

Annual Report 2013	33

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2012 through November 30, 2013		Prior to October 1, 2012
Class A	1.20%		1.06%
Class B	1.95		1.81
Class C	1.95		1.81
Class I	0.75		0.64
Class K	1.05		0.94
Class R	1.45		1.31
Class R4	0.95	*	—
Class R5	0.80		0.69
Class W	1.20		1.06
Class Z	0.95		0.81

*	Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through March 18, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation, foreign currency transactions and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$2,862
Accumulated net realized loss	(2,860)
Paid-in capital	(2)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Year Ended July 31, 2012 ($)
Ordinary income	46,629,498	20,995,969

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$44,971,066
Unrealized appreciation	747,579,921

At July 31, 2013, the cost of investments for federal income tax purposes was $2,974,915,086 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$754,974,582
Unrealized depreciation	(7,394,660)
Net unrealized appreciation	747,579,922

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	1,028,828,221
2018	581,756,731
2019	15,318,985
Total	1,625,903,937

34	Annual Report 2013

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

For the year ended July 31, 2013, $442,334,456 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,402,730,258 and $2,784,157,060, respectively, for the year ended July 31, 2013.

Note 6. Regulatory Settlements

During the year ended July 31, 2012, the Fund received $62,511 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Lehman Brothers Holdings Inc. Equity-Linked Notes

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, September 14, 2008 and October 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on September 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are based on the current information regarding the claim provided by the bankruptcy court and any amounts received as payments for the claim, which provide an indication of amounts recoverable through the bankruptcy proceedings. To date, the Fund has received $388,813 on this claim. Any changes to the receivable balances resulting from such adjustments are recorded as a change in unrealized appreciation or depreciation in the Statement of Operations. At July 31, 2013, the value of the receivable balances was approximately $165,071, which represented less than 0.01% of the Fund’s net assets.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may

Annual Report 2013	35

Columbia Large Core Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2013

Columbia Large Core Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of

Columbia Large Core Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

Annual Report 2013	37

Columbia Large Core Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	100%
Dividends Received Deduction	100%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

38	Annual Report 2013

Columbia Large Core Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	39

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

40	Annual Report 2013

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	41

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

42	Annual Report 2013

Columbia Large Core Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013	43

Columbia Large Core Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Core Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

44	Annual Report 2013

Columbia Large Core Quantitative Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013	45

Columbia Large Core Quantitative Fund

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46	Annual Report 2013

Columbia Large Core Quantitative Fund

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Annual Report 2013	47

Columbia Large Core Quantitative Fund

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48	Annual Report 2013

Columbia Large Core Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	49

Columbia Large Core Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN177_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Large Value Quantitative Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Value Quantitative Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Value Quantitative Fund

Performance Overview

Performance Summary

>	Columbia Large Value Quantitative Fund (the Fund) Class A shares returned 31.78% excluding sales charges for the 12-month period that ended July 31, 2013.

>	The Fund outperformed its benchmark, the Russell 1000 Value Index, which returned 30.73% during the same 12-month period.

>	The Fund’s relative results can be attributed primarily to effective stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	Life
Class A	08/01/08
Excluding sales charges		31.78	6.55
Including sales charges		24.28	5.30
Class B	08/01/08
Excluding sales charges		30.79	5.76
Including sales charges		25.79	5.49
Class C	08/01/08
Excluding sales charges		30.81	5.74
Including sales charges		29.81	5.74
Class I	08/01/08	32.32	6.97
Class K	08/01/08	32.01	6.70
Class R	08/01/08	31.42	6.24
Class T*	03/07/11
Excluding sales charges		31.74	6.53
Including sales charges		24.23	5.27
Class W	08/01/08	31.75	6.51
Class Z*	09/27/10	32.15	6.73
Russell 1000 Value Index		30.73	7.94

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Large Value Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2008 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Value Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Portfolio Breakdown (%) (at July 31, 2013)
Common Stocks	98.1
Consumer Discretionary	6.0
Consumer Staples	5.6
Energy	15.0
Financials	28.5
Health Care	12.7
Industrials	9.2
Information Technology	8.6
Materials	3.1
Telecommunication Services	3.0
Utilities	6.4
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

At July 31, 2013, approximately 18% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned 31.78% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Value Index, which rose 30.73% during the same 12 months. The Fund’s relative results can be attributed primarily to effective stock selection.

U.S. Equities Surged Amidst Investor Optimism

U.S. equities delivered strong overall results for the fiscal year ended July 31, 2013, despite continued challenges. Investor optimism appeared to overcome concerns over high unemployment, too-close-to-call presidential election, a fiscal cliff impasse, persistent European sovereign debt troubles and the Federal Reserve’s (the Fed) comments about tapering its quantitative easing program. Indeed, the Fed maintained its stimulative monetary policy during the period, tying its policy moves to unemployment and inflation levels rather than to any date-specific guideline. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors also appeared to be encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. That said, volatility remained persistent, especially toward the end of the second quarter of 2013, when uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. However, in July 2013, the U.S. equity market rebounded strongly from June’s decline, with the S&P 500 Index achieving new highs. In all, despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

Risk-on Stock Characteristics Led Market Higher

Stocks with risk-on characteristics led the market higher during the fiscal year, significantly outperforming those with more defensive characteristics. For example, the 20% of stocks with the highest beta in the benchmark outperformed the 20% of stocks with the lowest beta by almost 30%. Similarly, non-dividend paying stocks in the benchmark (about 10% of the total by weight) outperformed the highest quartile of dividend payers by more than 28%. In addition, the highest quintile of stocks in the benchmark as measured by leverage outperformed those in the lowest leverage quintile by approximately 18%.

Not surprisingly, these large performance differentials carried over to the performance of our stock selection model. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Consistent with the dynamics of the market, the stocks we consider to be the highest quality underperformed those we consider to be the lowest quality stocks, by about 20%, as lower quality names rebounded strongly during the rally.

4	Annual Report 2013

Columbia Large Value Quantitative Fund

Manager Discussion of Fund Performance (continued)

In contrast, our valuation metrics performed quite well, with a positive top-to-bottom quintile spread of approximately 24%, as stocks with lower price-to-earnings and price-to-book ratios led the benchmark. We believe investors bid up these inexpensive stocks in anticipation of improved business prospects consistent with a better economy. Although stocks ranked highly by our catalyst models outperformed poorly-ranked stocks, the spreads were rather small, with the top quintile outperforming the bottom quintile by less than 3%.

Effective Stock Selection Boosted Fund Performance

The Fund maintained a relatively neutral stance on sector allocation, and the majority of its performance relative to the benchmark was influenced by stock selection. Stock selection within the energy sector benefited performance most, primarily driven by security selection specific to the oil, gas and consumable fuels industry. Stock selection in materials, financials, health care, consumer discretionary, information technology, consumer staples and industrials also added value.

Individual stocks contributing most to relative performance were oil refiner Tesoro, capital markets firm BlackRock and food and drug retailer Safeway. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall.

Utilities and Telecommunication Services Security Selection Hampered Returns

The only sectors to detract from the Fund’s results during the fiscal period were utilities and telecommunication services, where stock selection hampered returns. The Fund’s greatest individual detractors were consumer goods rental company Aaron’s and retail real estate investment trust Simon Property Group. Although Aaron’s was not one of the most significant absolute underperformers of the Russell benchmark and Simon Property Group gained slightly during the period, each was amongst the largest overweight positions in the Fund and thus detracted from relative results.

While there were some changes in sector allocations during the reporting period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest. There were no significant changes to our stock selection model during the annual period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund’s quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we believe that stocks with these characteristics tend to outperform their peers in various macroeconomic conditions.

Top Ten Holdings (%) (at July 31, 2013)
JPMorgan Chase & Co.	4.2
Pfizer, Inc.	4.0
Chevron Corp.	3.6
Citigroup, Inc.	3.3
Cisco Systems, Inc.	3.3
Exxon Mobil Corp.	3.2
AT&T, Inc.	3.1
ConocoPhillips	2.5
Goldman Sachs Group, Inc. (The)	2.4
CVS Caremark Corp.	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor.

Annual Report 2013	5

Columbia Large Value Quantitative Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,151.40	1,018.94	6.29	5.91	1.18
Class B	1,000.00	1,000.00	1,148.00	1,015.22	10.28	9.64	1.93
Class C	1,000.00	1,000.00	1,148.50	1,015.22	10.28	9.64	1.93
Class I	1,000.00	1,000.00	1,154.60	1,021.17	3.90	3.66	0.73
Class K (formerly Class R4)	1,000.00	1,000.00	1,153.40	1,019.69	5.50	5.16	1.03
Class R	1,000.00	1,000.00	1,151.20	1,017.70	7.63	7.15	1.43
Class T	1,000.00	1,000.00	1,153.10	1,018.70	6.57	6.16	1.23
Class W	1,000.00	1,000.00	1,151.90	1,018.94	6.30	5.91	1.18
Class Z	1,000.00	1,000.00	1,154.60	1,020.18	4.97	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Large Value Quantitative Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 5.9%
Auto Components 0.8%

Lear Corp.	42,200	2,923,194

Household Durables 0.4%

Whirlpool Corp.	9,200	1,232,248

Media 2.8%

Comcast Corp., Class A	144,700	6,523,076

Gannett Co., Inc.	135,800	3,498,208

Total		10,021,284

Multiline Retail 1.2%

Dillard’s, Inc., Class A	23,100	1,950,333

Macy’s, Inc.	51,500	2,489,510

Total		4,439,843

Specialty Retail 0.7%

Aaron’s, Inc.	91,000	2,608,060

Total Consumer Discretionary		21,224,629

Consumer Staples 5.5%
Food & Staples Retailing 3.4%

CVS Caremark Corp.	127,700	7,852,273

Wal-Mart Stores, Inc.	56,600	4,411,404

Total		12,263,677

Food Products 0.4%

Tyson Foods, Inc., Class A	56,400	1,557,768

Household Products 0.8%

Procter & Gamble Co. (The)	34,000	2,730,200

Tobacco 0.9%

Altria Group, Inc.	43,800	1,535,628

Philip Morris International, Inc.	19,200	1,712,256

Total		3,247,884

Total Consumer Staples		19,799,529

Energy 14.9%
Energy Equipment & Services 0.6%

Diamond Offshore Drilling, Inc.	20,600	1,389,264

National Oilwell Varco, Inc.	11,100	778,887

Total		2,168,151

Oil, Gas & Consumable Fuels 14.3%

Chevron Corp.	99,100	12,475,699

ConocoPhillips	133,100	8,632,866

Exxon Mobil Corp.(a)	117,600	11,025,000

Marathon Oil Corp.	168,300	6,119,388

Marathon Petroleum Corp.	7,300	535,309

Phillips 66	112,700	6,931,050

Common Stocks (continued)
Issuer	Shares	Value ($)
Valero Energy Corp.	148,100	5,297,537

Total		51,016,849

Total Energy		53,185,000

Financials 28.3%
Capital Markets 4.8%

American Capital Ltd.(b)	174,900	2,389,134

BlackRock, Inc.	22,600	6,372,296

Goldman Sachs Group, Inc. (The)	51,400	8,431,142

Total		17,192,572

Commercial Banks 3.5%

CapitalSource, Inc.	117,200	1,418,120

Fifth Third Bancorp	315,200	6,061,296

Popular, Inc.(b)	58,900	1,937,810

Wells Fargo & Co.	71,400	3,105,900

Total		12,523,126

Consumer Finance 2.4%

Capital One Financial Corp.	49,400	3,409,588

SLM Corp.	211,800	5,233,578

Total		8,643,166

Diversified Financial Services 7.3%

Citigroup, Inc.	221,600	11,554,224

JPMorgan Chase & Co.	261,000	14,545,530

Total		26,099,754

Insurance 7.2%

Axis Capital Holdings Ltd.	52,900	2,304,324

Berkshire Hathaway, Inc., Class B(b)	19,300	2,236,291

Everest Re Group Ltd.	15,900	2,123,127

MetLife, Inc.	156,400	7,572,888

Protective Life Corp.	21,100	914,263

Prudential Financial, Inc.	83,500	6,593,995

Reinsurance Group of America, Inc.	33,500	2,281,015

RenaissanceRe Holdings Ltd.	17,700	1,539,369

Total		25,565,272

Real Estate Investment Trusts (REITs) 3.1%

Corrections Corp. of America	125,200	4,137,860

Extra Space Storage, Inc.	20,300	853,615

Public Storage	9,600	1,528,512

Simon Property Group, Inc.	28,700	4,593,722

Total		11,113,709

Total Financials		101,137,599

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.6%
Health Care Equipment & Supplies 4.0%

Becton Dickinson and Co.	41,600	4,314,752

Medtronic, Inc.	135,500	7,485,020

St. Jude Medical, Inc.	45,100	2,362,789

Total		14,162,561

Health Care Providers & Services 1.9%

Cardinal Health, Inc.	86,300	4,322,767

WellPoint, Inc.	28,600	2,447,016

Total		6,769,783

Pharmaceuticals 6.7%

Eli Lilly & Co.	132,300	7,026,453

Johnson & Johnson	28,800	2,692,800

Merck & Co., Inc.	9,200	443,164

Pfizer, Inc.	473,700	13,846,251

Total		24,008,668

Total Health Care		44,941,012

Industrials 9.1%
Aerospace & Defense 3.2%

Northrop Grumman Corp.	66,600	6,131,196

Raytheon Co.	74,700	5,366,448

Total		11,497,644

Air Freight & Logistics 0.6%

FedEx Corp.	19,300	2,045,800

Construction & Engineering 1.5%

AECOM Technology Corp.(b)	159,700	5,413,830

Electrical Equipment 1.7%

Emerson Electric Co.	95,800	5,879,246

Industrial Conglomerates 1.3%

General Electric Co.	190,200	4,635,174

Machinery 0.1%

IDEX Corp.	7,700	459,305

Professional Services 0.6%

Dun & Bradstreet Corp. (The)	20,500	2,124,415

Trading Companies & Distributors 0.1%

MRC Global, Inc.(b)	18,700	501,534

Total Industrials		32,556,948

Information Technology 8.5%
Communications Equipment 3.2%

Cisco Systems, Inc.	447,400	11,431,070

Computers & Peripherals 2.0%

Apple, Inc.	9,800	4,434,500

Common Stocks (continued)
Issuer	Shares	Value ($)
Western Digital Corp.	44,500	2,864,910

Total		7,299,410

Internet Software & Services 0.3%

VeriSign, Inc.(b)	25,200	1,205,568

Semiconductors & Semiconductor Equipment 1.6%

NVIDIA Corp.	382,900	5,525,247

Software 1.4%

CA, Inc.	171,100	5,088,514

Total Information Technology		30,549,809

Materials 3.1%
Chemicals 2.9%

CF Industries Holdings, Inc.	31,200	6,115,512

LyondellBasell Industries NV, Class A	51,800	3,559,178

PPG Industries, Inc.	3,000	481,320

Total		10,156,010

Paper & Forest Products 0.2%

International Paper Co.	15,700	758,467

Total Materials		10,914,477

Telecommunication Services 3.0%
Diversified Telecommunication Services 3.0%

AT&T, Inc.	305,600	10,778,512

Total Telecommunication Services		10,778,512

Utilities 6.4%
Electric Utilities 1.7%

American Electric Power Co., Inc.	132,200	6,127,470

Gas Utilities 0.2%

Questar Corp.	23,700	565,482

Independent Power Producers & Energy Traders 1.3%

AES Corp. (The)	360,600	4,485,864

Multi-Utilities 3.2%

Ameren Corp.	135,300	4,845,093

Public Service Enterprise Group, Inc.	174,900	5,909,871

Vectren Corp.	23,000	851,460

Total		11,606,424

Total Utilities		22,785,240

Total Common Stocks
(Cost: $283,107,833)		347,872,755

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.191%(c)(d)	6,589,398	6,589,398

Total Money Market Funds
(Cost: $6,589,398)		6,589,398

Total Investments
(Cost: $289,697,231)		354,462,153

Other Assets & Liabilities, Net		3,188,032

Net Assets		357,650,185

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	23	9,662,875	September 2013	154,521	—

Notes to Portfolio of Investments

(a)	At July 31, 2013, investments in securities included securities valued at $4,504,688 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at July 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)

Columbia Short-Term Cash Fund	4,690,281	94,144,670	(92,245,553)	6,589,398	7,740	6,589,398

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Large Value Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	21,224,629	—	—	21,224,629

Consumer Staples	19,799,529	—	—	19,799,529

Energy	53,185,000	—	—	53,185,000

Financials	101,137,599	—	—	101,137,599

Health Care	44,941,012	—	—	44,941,012

Industrials	32,556,948	—	—	32,556,948

Information Technology	30,549,809	—	—	30,549,809

Materials	10,914,477	—	—	10,914,477

Telecommunication Services	10,778,512	—	—	10,778,512

Utilities	22,785,240	—	—	22,785,240

Total Equity Securities	347,872,755	—	—	347,872,755

Mutual Funds

Money Market Funds	6,589,398	—	—	6,589,398

Total Mutual Funds	6,589,398	—	—	6,589,398

Investments in Securities	354,462,153	—	—	354,462,153

Derivatives

Assets

Futures Contracts	154,521	—	—	154,521

Total	354,616,674	—	—	354,616,674

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $283,107,833)	$347,872,755

Affiliated issuers (identified cost $6,589,398)	6,589,398

Total investments (identified cost $289,697,231)	354,462,153

Receivable for:

Capital shares sold	4,814,529

Dividends	437,678

Prepaid expenses	5,455

Trustees’ deferred compensation plan	32,270

Total assets	359,752,085

Liabilities

Payable for:

Capital shares purchased	1,926,036

Variation margin	23,528

Investment management fees	6,697

Distribution and/or service fees	1,985

Transfer agent fees	46,156

Administration fees	582

Compensation of board members	16,638

Expense reimbursement due to Investment Manager	132

Other expenses	47,876

Trustees’ deferred compensation plan	32,270

Total liabilities	2,101,900

Net assets applicable to outstanding capital stock	$357,650,185

Represented by

Paid-in capital	$308,262,908

Undistributed net investment income	3,014,130

Accumulated net realized loss	(18,546,296)

Unrealized appreciation (depreciation) on:

Investments	64,764,922

Futures contracts	154,521

Total — representing net assets applicable to outstanding capital stock	$357,650,185

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Large Value Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$20,163,300

Shares outstanding	2,324,524

Net asset value per share	$8.67

Maximum offering price per share(a)	$9.20

Class B

Net assets	$753,778

Shares outstanding	87,525

Net asset value per share	$8.61

Class C

Net assets	$4,001,069

Shares outstanding	470,401

Net asset value per share	$8.51

Class I

Net assets	$65,134,298

Shares outstanding	7,449,316

Net asset value per share	$8.74

Class K(b)

Net assets	$8,719

Shares outstanding	1,000

Net asset value per share	$8.72

Class R

Net assets	$8,684

Shares outstanding	1,000

Net asset value per share	$8.68

Class T

Net assets	$80,760,972

Shares outstanding	9,330,580

Net asset value per share	$8.66

Maximum offering price per share(a)	$9.19

Class W

Net assets	$156,757,611

Shares outstanding	17,976,337

Net asset value per share	$8.72

Class Z

Net assets	$30,061,754

Shares outstanding	3,440,646

Net asset value per share	$8.74

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Large Value Quantitative Fund

Statement of Operations

Year ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$9,068,972
Dividends — affiliated issuers	7,740
Interest	71
Income from securities lending — net	58,105
Foreign taxes withheld	(56,727)

Total income	9,078,161

Expenses:
Investment management fees	1,941,728
Distribution and/or service fees
Class A	37,530
Class B	8,048
Class C	24,885
Class R	38
Class T	220,041
Class W	201,962
Transfer agent fees
Class A	37,131
Class B	1,984
Class C	6,159
Class K(a)	4
Class R	19
Class T	180,684
Class W	199,412
Class Z	102,966
Administration fees	168,846
Plan administration fees
Class K(a)	19
Compensation of board members	15,709
Custodian fees	8,355
Printing and postage fees	73,928
Registration fees	82,358
Professional fees	36,436
Other	4,444

Total expenses	3,352,686
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(410,400)
Expense reductions	(7,020)

Total net expenses	2,935,266

Net investment income	6,142,895

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	36,880,048
Futures contracts	1,327,793

Net realized gain	38,207,841
Net change in unrealized appreciation (depreciation) on:
Investments	33,837,555
Futures contracts	(48,202)

Net change in unrealized appreciation (depreciation)	33,789,353

Net realized and unrealized gain	71,997,194

Net increase in net assets resulting from operations	$78,140,089

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012(a)	Year Ended September 30, 2011(b)
Operations

Net investment income	$6,142,895	$5,152,386	$4,595,509

Net realized gain	38,207,841	23,197,347	62,753,035

Net change in unrealized appreciation (depreciation)	33,789,353	32,342,919	(72,145,048)

Net increase (decrease) in net assets resulting from operations	78,140,089	60,692,652	(4,796,504)

Distributions to shareholders

Net investment income

Class A	(410,038)	(143,191)	(35,668)

Class B	(14,899)	(3,362)	(1,623)

Class C	(48,116)	(10,524)	(531)

Class I	(2,238,848)	(1,072,945)	(1,656,430)

Class K(c)	(234)	(181)	(166)

Class R	(212)	(60)	(60)

Class T	(2,108,581)	(801,400)	—

Class W	(1,917,320)	(438,606)	(1,592,661)

Class Z	(1,561,721)	(683,751)	(36)

Net realized gains

Class A	(332,353)	(1,167,944)	(802,085)

Class B	(18,717)	(110,374)	(63,615)

Class C	(50,340)	(174,480)	(25,574)

Class I	(1,623,067)	(6,840,230)	(27,861,180)

Class K(a)	(186)	(1,371)	(3,612)

Class R	(186)	(670)	(1,941)

Class T	(1,748,004)	(6,357,746)	(181)

Class W	(1,552,784)	(5,227,128)	(35,024,850)

Class Z	(1,174,463)	(4,830,913)	(590)

Total distributions to shareholders	(14,800,069)	(27,864,876)	(67,070,803)

Increase (decrease) in net assets from capital stock activity	42,083,575	(82,588,275)	127,014,737

Total increase (decrease) in net assets	105,423,595	(49,760,499)	55,147,430

Net assets at beginning of year	252,226,590	301,987,089	246,839,659

Net assets at end of year	$357,650,185	$252,226,590	$301,987,089

Undistributed net investment income	$3,014,130	$5,171,204	$3,143,819

(a)	For the period from September 30, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end changed from September 30 to July 31.

(b)	Class T shares are for the period from March 7, 2011 (commencement of operation) to September 30, 2011.

(c)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity

Class A shares

Subscriptions(c)	868,861	6,798,757	301,926	2,068,710	400,798	3,053,281

Fund merger	—	—	—	—	1,397,272	10,296,932

Distributions reinvested	92,843	666,612	185,445	1,170,156	112,007	835,575

Redemptions	(372,861)	(2,840,868)	(600,618)	(4,115,386)	(428,794)	(3,152,625)

Net increase (decrease)	588,843	4,624,501	(113,247)	(876,520)	1,481,283	11,033,163

Class B shares

Subscriptions	18,112	141,134	5,645	38,123	19,987	156,375

Fund merger	—	—	—	—	219,754	1,606,505

Distributions reinvested	3,788	27,162	14,630	91,733	8,512	63,041

Redemptions(c)	(51,772)	(403,808)	(96,361)	(656,191)	(82,524)	(602,222)

Net increase (decrease)	(29,872)	(235,512)	(76,086)	(526,335)	165,729	1,223,699

Class C shares

Subscriptions	260,005	2,025,902	63,529	417,847	35,261	255,094

Fund merger	—	—	—	—	271,962	1,979,095

Distributions reinvested	10,776	76,292	24,818	154,369	2,584	19,075

Redemptions	(74,322)	(565,857)	(91,850)	(612,268)	(43,971)	(316,719)

Net increase (decrease)	196,459	1,536,337	(3,503)	(40,052)	265,836	1,936,545

Class I shares

Subscriptions	517,443	3,969,148	1,679,272	11,477,814	16,872,871	133,352,138

Distributions reinvested	534,871	3,861,771	1,248,095	7,912,924	3,944,513	29,516,940

Redemptions	(2,713,990)	(21,622,654)	(6,579,652)	(46,125,246)	(16,539,072)	(128,361,019)

Net increase (decrease)	(1,661,676)	(13,791,735)	(3,652,285)	(26,734,508)	4,278,312	34,508,059

Class K shares(d)

Distributions reinvested	—	—	125	794	234	1,746

Redemptions	—	—	(1,173)	(7,858)	—	—

Net increase (decrease)	—	—	(1,048)	(7,064)	234	1,746

Class T shares

Subscriptions	65,314	498,022	57,242	391,697	28,861	213,061

Fund merger	—	—	—	—	10,403,535	76,560,096

Distributions reinvested	452,811	3,246,657	938,419	5,912,039	—	—

Redemptions	(959,205)	(7,318,278)	(886,567)	(6,052,490)	(769,830)	(5,653,470)

Net increase (decrease)	(441,080)	(3,573,599)	109,094	251,246	9,662,566	71,119,687

Class W shares

Subscriptions	16,585,921	133,645,479	1,941,951	13,424,268	3,113,988	23,063,362

Distributions reinvested	480,566	3,469,688	893,534	5,665,008	4,901,672	36,615,491

Redemptions	(7,929,359)	(61,129,825)	(4,870,376)	(34,434,270)	(18,360,436)	(139,051,550)

Net increase (decrease)	9,137,128	75,985,342	(2,034,891)	(15,344,994)	(10,344,776)	(79,372,697)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Large Value Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012(a)		Year Ended September 30, 2011(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)

Class Z shares

Subscriptions	1,011,672	7,726,783	515,020	3,438,263	2,337,021	16,773,277

Fund merger	—	—	—	—	16,378,001	121,237,610

Distributions reinvested	35,065	253,521	66,266	420,127	—	—

Redemptions	(3,860,270)	(30,442,063)	(6,052,467)	(43,168,438)	(6,989,966)	(51,446,352)

Net increase (decrease)	(2,813,533)	(22,461,759)	(5,471,181)	(39,310,048)	11,725,056	86,564,535

Total net increase (decrease)	4,976,269	42,083,575	(11,243,147)	(82,588,275)	17,234,240	127,014,737

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Funds fiscal year end was changed from September 30 to July 31.

(b)	Class T shares are for the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)	Includes conversions of Class B shares to Class A shares, if any.

(d)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Large Value Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended September 30,
Class A	2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.96		$6.36		$8.19		$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.16		0.12		0.09		0.08	0.12	0.04

Net realized and unrealized gain (loss)	1.97		1.23		0.11		0.70	(1.43)	(1.06)

Total from investment operations	2.13		1.35		0.20		0.78	(1.31)	(1.02)

Less distributions to shareholders:

Net investment income	(0.23)		(0.08)		(0.09)		(0.07)	(0.05)	—

Net realized gains	(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.42)		(0.75)		(2.03)		(0.37)	(0.05)	—

Net asset value, end of period	$8.67		$6.96		$6.36		$8.19	$7.78	$9.14

Total return	31.78%		22.47%		0.01%		10.28%	(14.23%)	(10.04%)

Ratios to average net assets(c)

Total gross expenses	1.32%		1.38	%(d)	1.33%		1.19%	1.34%	4.14	%(d)

Total net expenses(e)	1.16	%(f)	1.11	%(d)(g)	1.14	%(g)	1.19%	1.26%	1.28	%(d)

Net investment income	2.05	%(f)	2.16	%(d)(g)	1.25	%(g)	1.04%	1.83%	2.91	%(d)

Supplemental data

Net assets, end of period (in thousands)	$20,163		$12,084		$11,757		$3,009	$1,434	$395

Portfolio turnover	103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class B	2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.89		$6.28		$8.12		$7.71	$9.13	$10.16

Income from investment operations:

Net investment income	0.10		0.08		0.04		0.03	0.07	0.02

Net realized and unrealized gain (loss)	1.95		1.22		0.12		0.68	(1.44)	(1.05)

Total from investment operations	2.05		1.30		0.16		0.71	(1.37)	(1.03)

Less distributions to shareholders:

Net investment income	(0.14)		(0.02)		(0.06)		—	(0.05)	—

Net realized gains	(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.33)		(0.69)		(2.00)		(0.30)	(0.05)	—

Net asset value, end of period	$8.61		$6.89		$6.28		$8.12	$7.71	$9.13

Total return	30.79%		21.79%		(0.64%)		9.37%	(14.94%)	(10.14%)

Ratios to average net assets(c)

Total gross expenses	2.07%		2.14	%(d)	2.10%		1.96%	2.10%	5.06	%(d)

Total net expenses(e)	1.91	%(f)	1.86	%(d)(g)	1.88	%(g)	1.96%	2.02%	2.04	%(d)

Net investment income	1.37	%(f)	1.49	%(d)(g)	0.48	%(g)	0.39%	1.04%	1.48	%(d)

Supplemental data

Net assets, end of period (in thousands)	$754		$809		$1,215		$226	$58	$19

Portfolio turnover	103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class C	2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.84		$6.25		$8.09		$7.74	$9.12	$10.16

Income from investment operations:

Net investment income	0.10		0.08		0.04		0.03	0.07	0.02

Net realized and unrealized gain (loss)	1.93		1.22		0.11		0.67	(1.43)	(1.06)

Total from investment operations	2.03		1.30		0.15		0.70	(1.36)	(1.04)

Less distributions to shareholders:

Net investment income	(0.17)		(0.04)		(0.05)		(0.05)	(0.02)	—

Net realized gains	(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.36)		(0.71)		(1.99)		(0.35)	(0.02)	—

Net asset value, end of period	$8.51		$6.84		$6.25		$8.09	$7.74	$9.12

Total return	30.81%		21.93%		(0.82%)		9.36%	(14.87%)	(10.24%)

Ratios to average net assets(c)

Total gross expenses	2.07%		2.13	%(d)	2.04%		1.97%	2.12%	5.15	%(d)

Total net expenses(e)	1.91	%(f)	1.86	%(d)(g)	1.85	%(g)	1.97%	2.01%	2.04	%(d)

Net investment income	1.27	%(f)	1.39	%(d)(g)	0.50	%(g)	0.35%	1.05%	1.37	%(d)

Supplemental data

Net assets, end of period (in thousands)	$4,001		$1,873		$1,735		$94	$27	$9

Portfolio turnover	103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class I	2013	2012(a)		2011	2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$7.01	$6.40		$8.23	$7.81	$9.14	$10.16

Income from investment operations:

Net investment income	0.19	0.15		0.13	0.11	0.15	0.04

Net realized and unrealized gain (loss)	1.98	1.23		0.10	0.70	(1.43)	(1.06)

Total from investment operations	2.17	1.38		0.23	0.81	(1.28)	(1.02)

Less distributions to shareholders:

Net investment income	(0.25)	(0.10)		(0.12)	(0.09)	(0.05)	—

Net realized gains	(0.19)	(0.67)		(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.44)	(0.77)		(2.06)	(0.39)	(0.05)	—

Net asset value, end of period	$8.74	$7.01		$6.40	$8.23	$7.81	$9.14

Total return	32.32%	22.92%		0.37%	10.71%	(13.87%)	(10.04%)

Ratios to average net assets(c)

Total gross expenses	0.83%	0.87	%(d)	0.88%	0.77%	0.88%	3.83	%(d)

Total net expenses(e)	0.73%	0.74	%(d)	0.84%	0.77%	0.88%	0.91	%(d)

Net investment income	2.52%	2.65	%(d)	1.66%	1.37%	2.22%	2.55	%(d)

Supplemental data

Net assets, end of period (in thousands)	$65,134	$63,878		$81,686	$69,800	$60,019	$8,359

Portfolio turnover	103%	73%		90%	99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011	2010	2009	2008(c)
Per share data
Net asset value, beginning of period	$6.99	$6.38		$8.20	$7.79	$9.14	$10.16

Income from investment operations:

Net investment income	0.17	0.14		0.11	0.08	0.14	0.04

Net realized and unrealized gain (loss)	1.98	1.23		0.10	0.70	(1.44)	(1.06)

Total from investment operations	2.15	1.37		0.21	0.78	(1.30)	(1.02)

Less distributions to shareholders:

Net investment income	(0.23)	(0.09)		(0.09)	(0.07)	(0.05)	—

Net realized gains	(0.19)	(0.67)		(1.94)	(0.30)	—	—

Total distributions to shareholders	(0.42)	(0.76)		(2.03)	(0.37)	(0.05)	—

Net asset value, end of period	$8.72	$6.99		$6.38	$8.20	$7.79	$9.14

Total return	32.01%	22.68%		0.11%	10.37%	(14.12%)	(10.04%)

Ratios to average net assets(d)

Total gross expenses	1.13%	1.17	%(e)	1.17%	1.09%	1.25%	4.26	%(e)

Total net expenses(f)	1.01%	1.04	%(e)	1.09%	1.09%	1.08%	1.21	%(e)

Net investment income	2.23%	2.39	%(e)	1.41%	1.04%	2.08%	2.18	%(e)

Supplemental data

Net assets, end of period (in thousands)	$9	$7		$13	$15	$14	$9

Portfolio turnover	103%	73%		90%	99%	63%	6%

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(c)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class R	2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$6.97		$6.36		$8.17		$7.77	$9.13	$10.16

Income from investment operations:

Net investment income	0.14		0.11		0.08		0.05	0.10	0.03

Net realized and unrealized gain (loss)	1.97		1.23		0.11		0.69	(1.43)	(1.06)

Total from investment operations	2.11		1.34		0.19		0.74	(1.33)	(1.03)

Less distributions to shareholders:

Net investment income	(0.21)		(0.06)		(0.06)		(0.04)	(0.03)	—

Net realized gains	(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.40)		(0.73)		(2.00)		(0.34)	(0.03)	—

Net asset value, end of period	$8.68		$6.97		$6.36		$8.17	$7.77	$9.13

Total return	31.42%		22.23%		(0.15%)		9.75%	(14.46%)	(10.14%)

Ratios to average net assets(c)

Total gross expenses	1.57%		1.65	%(d)	1.62%		1.54%	1.82%	4.76	%(d)

Total net expenses(e)	1.41	%(f)	1.36	%(d)(g)	1.45	%(g)	1.54%	1.55%	1.71	%(d)

Net investment income	1.83	%(f)	1.91	%(d)(g)	1.04	%(g)	0.59%	1.59%	1.70	%(d)

Supplemental data

Net assets, end of period (in thousands)	$9		$7		$6		$8	$8	$9

Portfolio turnover	103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class T	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$6.95		$6.35		$7.95

Income from investment operations:

Net investment income	0.16		0.12		0.05

Net realized and unrealized gain (loss)	1.96		1.23		(1.07)

Total from investment operations	2.12		1.35		(1.02)

Less distributions to shareholders:

Net investment income	(0.22)		(0.08)		—

Net realized gains	(0.19)		(0.67)		(0.58)

Total distributions to shareholders	(0.41)		(0.75)		(0.58)

Net asset value, end of period	$8.66		$6.95		$6.35

Total return	31.74%		22.55%		(13.95%)

Ratios to average net assets(c)

Total gross expenses	1.37%		1.43	%(d)	1.30	%(d)

Total net expenses(e)	1.21	%(f)	1.16	%(d)(g)	1.10	%(d)(g)

Net investment income	2.03	%(f)	2.09	%(d)(g)	1.23	%(d)(g)

Supplemental data

Net assets, end of period (in thousands)	$80,761		$67,879		$61,361

Portfolio turnover	103%		73%		90%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from March 7, 2011 (commencement of operations) to September 20, 2011.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class W	2013		2012(a)		2011		2010	2009	2008(b)
Per share data
Net asset value, beginning of period	$7.00		$6.37		$8.19		$7.78	$9.14	$10.16

Income from investment operations:

Net investment income	0.15		0.12		0.10		0.07	0.12	0.03

Net realized and unrealized gain (loss)	1.99		1.24		0.10		0.71	(1.44)	(1.05)

Total from investment operations	2.14		1.36		0.20		0.78	(1.32)	(1.02)

Less distributions to shareholders:

Net investment income	(0.23)		(0.06)		(0.08)		(0.07)	(0.04)	—

Net realized gains	(0.19)		(0.67)		(1.94)		(0.30)	—	—

Total distributions to shareholders	(0.42)		(0.73)		(2.02)		(0.37)	(0.04)	—

Net asset value, end of period	$8.72		$7.00		$6.37		$8.19	$7.78	$9.14

Total return	31.75%		22.47%		(0.03%)		10.30%	(14.39%)	(10.04%)

Ratios to average net assets(c)

Total gross expenses	1.32%		1.38	%(d)	1.36%		1.20%	1.19%	4.42	%(d)

Total net expenses(e)	1.16	%(f)	1.11	%(d)(g)	1.23	%(g)	1.20%	1.19%	1.36	%(d)

Net investment income	1.98	%(f)	2.13	%(d)(g)	1.27	%(g)	0.88%	1.77%	2.09	%(d)

Supplemental data

Net assets, end of period (in thousands)	$156,758		$61,854		$69,221		$173,685	$237,105	$9

Portfolio turnover	103%		73%		90%		99%	63%	6%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Large Value Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$7.01		$6.40		$8.23		$8.23

Income from investment operations:

Net investment income	0.18		0.14		0.11		0.01

Net realized and unrealized gain (loss)	1.98		1.23		0.12		(0.01)

Total from investment operations	2.16		1.37		0.23		0.00

Less distributions to shareholders:

Net investment income	(0.24)		(0.09)		(0.12)		—

Net realized gains	(0.19)		(0.67)		(1.94)		—

Total distributions to shareholders	(0.43)		(0.76)		(2.06)		—

Net asset value, end of period	$8.74		$7.01		$6.40		$8.23

Total return	32.15%		22.74%		0.32%		0.00	%(c)

Ratios to average net assets(d)

Total gross expenses	1.08%		1.13	%(e)	1.05%		1.03	%(e)

Total net expenses(f)	0.90	%(g)	0.86	%(e)(h)	0.85	%(h)	1.03	%(e)

Net investment income	2.40	%(g)	2.39	%(e)(h)	1.44	%(h)	16.13	%(e)

Supplemental data

Net assets, end of period (in thousands)	$30,062		$43,836		$74,993		$3

Portfolio turnover	103%		73%		90%		99%

Notes to Financial Highlights

(a)	For the period from October 1. 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Large Value Quantitative Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Large Value Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class T, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as

26	Annual Report 2013

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts and market values of derivative instruments, if any, are not recorded in the financial statements.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or

Annual Report 2013	27

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	154,521	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,327,793
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(48,202)

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	391

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable

28	Annual Report 2013

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.69% to 0.52% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.69% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $1,924.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

Annual Report 2013	29

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class K	0.05
Class R	0.25
Class T	0.25
Class W	0.25
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’

initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31,2013, these minimum account balance fees reduced total expenses by $7,020.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $23,000 and $9,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund’s average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended July 31, 2013

30	Annual Report 2013

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $26,383 for Class A, $169 for Class B, $6 for Class C and $8,569 for Class T shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	December 1, 2012 through November 30, 2013	Prior to December 1, 2012
Class A	1.18%	1.11%
Class B	1.93	1.86
Class C	1.93	1.86
Class I	0.73	0.74
Class K	1.03	1.04
Class R	1.43	1.36
Class T	1.23	1.16
Class W	1.18	1.11
Class Z	0.93	0.86

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, deferral/reversal of wash sales losses, Trustees’ deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized loss	$7,784,048
Paid-in capital	(7,784,048)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Year Ended July 31, 2013 ($)	Period Ended July 31, 2012 ($)	Year Ended September 30, 2011 ($)
Ordinary income	8,299,969	4,430,936	34,045,893
Long-term capital gains	6,500,100	23,433,940	33,024,910
Total	14,800,069	27,864,876	67,070,803

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,646,764
Undistributed accumulated long-term gain	23,406,239
Unrealized appreciation	63,929,005

At July 31, 2013, the cost of investments for federal income tax purposes was $290,533,148 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$64,849,996
Unrealized depreciation	(920,991)
Net unrealized appreciation	$63,929,005

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income

Annual Report 2013	31

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	41,545,511

For the year ended July 31, 2013, $12,172,022 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $314,526,926 and $285,200,544, respectively, for the year ended July 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The

Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned an aggregate of 10.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 62.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Significant Risks

Financial Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating the the financial sector. The Fund may be more susceptible to the particular risk of this sector than if the

32	Annual Report 2013

Columbia Large Value Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	33

Columbia Large Value Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Large Value Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

34	Annual Report 2013

Columbia Large Value Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	66.83%
Dividends Received Deduction	67.06%
Capital Gain Dividend	$31,401,656

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	35

Columbia Large Value Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

36	Annual Report 2013

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	37

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

38	Annual Report 2013

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	39

Columbia Large Value Quantitative Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

40	Annual Report 2013

Columbia Large Value Quantitative Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Value Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

Annual Report 2013	41

Columbia Large Value Quantitative Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

42	Annual Report 2013

Columbia Large Value Quantitative Fund

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Annual Report 2013	43

Columbia Large Value Quantitative Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

44	Annual Report 2013

Columbia Large Value Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	45

Columbia Large Value Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN179_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Limited Duration Credit Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Limited Duration Credit Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Limited Duration Credit Fund

Performance Overview

Performance Summary

>	Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 2.11%, excluding sales charges for the 12 months ended July 31, 2013.

>	The Fund slightly outperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which gained 2.08% during the same 12 months.

>	Good selection of corporate securities drove the Fund’s performance, which also was aided by its favorable duration positioning late in the period.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	06/19/03
Excluding sales charges		2.11	4.90	3.91
Including sales charges		-0.92	4.26	3.60
Class B	06/19/03
Excluding sales charges		1.45	4.11	3.13
Including sales charges		-3.51	3.77	3.13
Class C	06/19/03
Excluding sales charges		1.45	4.11	3.14
Including sales charges		0.46	4.11	3.14
Class I*	03/04/04	2.60	5.28	4.27
Class K	06/19/03	2.29	5.00	4.09
Class R4*	02/28/13	2.23	4.92	3.93
Class R5*	11/08/12	2.45	4.97	3.95
Class W*	12/01/06	2.21	4.86	3.90
Class Y*	03/19/13	2.35	4.95	3.94
Class Z*	09/27/10	2.46	5.05	3.99
Barclays U.S. 1-5 Year Corporate Index		2.08	5.36	4.43

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Limited Duration Credit Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance

Portfolio Management

Tom Murphy, CFA

Tim Doubek, CFA

Royce Wilson, CFA

Portfolio Breakdown (%) (at July 31, 2013)
Corporate Bonds & Notes	94.3
Money Market Funds	0.3
U.S. Treasury Obligations	5.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2013)
AAA rating	5.4
AA rating	6.1
A rating	12.1
BBB rating	71.6
Non-investment grade	4.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk and interest rate risk. See the Fund’s prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned 2.11%, excluding sales charges. The Fund slightly outperformed its benchmark, the Barclays U.S. 1-5 Year Corporate Index, which advanced 2.08%. Security selection was the main factor supporting performance. The Fund’s shorter duration relative to the benchmark aided results late in the period when interest rates moved aggressively higher.

U.S. Economy in Slow Recovery

Europe’s general economic woes, concerns about the impact of tax increases, enforced federal spending cuts and a slowdown in manufacturing activity weighed on the U.S. economy during the 12-month period ended July 31, 2013. However, a pickup in job growth and a solid rebound in the housing market helped keep economic growth afloat. Pent-up demand, low mortgage rates and an improving labor market have all worked to lift home sales. Even so, there has been no real improvement in the overall pace of economic growth since the current cycle of recovery began in 2009. Gross domestic product has expanded by a mere 1.4% over the past year, household income has expanded only slightly, and household spending has been maintained primarily by a dip in the savings rate. Yet, investors have bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. Interest rates remained stable early in the 12-month period, but moved substantially higher during the final three months, undercutting bond prices. (Interest rates and bond prices move in opposite directions.) Credit-sensitive debt, including corporate bonds, generally outperformed higher quality bonds over the 12 months.

Security Selection Generally Helped Performance

Good credit selection aided the Fund’s performance relative to its benchmark, in part due to our preference for holding the debt of companies in more non-cyclical, defensive areas. The Fund also benefitted from strong performance in some of those industries in which it was overweight relative to the benchmark, including electric utilities, natural gas pipelines and food and beverages. We did not believe the bond market was paying investors enough to justify investments in highly cyclical, more volatile industries, and we de-emphasized those areas.

Strong security selection within financial issuers outweighed the negative impact of an underweight industry allocation relative to the index, which outperformed the overall market. We kept exposure to financial institutions relatively low because we believe their business models are too complex to successfully analyze. Moreover, financial institutions are vulnerable to regulatory issues that can change their prospects. That said, the Fund had very good results from positions in the debt of very large, systemically-important institutions. We invested mainly in U.S. banks and avoided any investments in European-based financial institutions given their exposure to the region’s sovereign debt crisis.

Consistent with our belief that we can add the most value through credit analysis, we had some out-of-benchmark investments in high-yield corporate debt, which helped results. We started the fiscal year with approximately 12% of net assets invested in the high-yield sector, but we reduced that exposure significantly early in 2013 when we thought prices had become relatively high.

4	Annual Report 2013

Columbia Limited Duration Credit Fund

Manager Discussion of Fund Performance (continued)

Shorter Duration Positioning Helped as Rates Rose

Throughout the 12 months, we kept the Fund’s duration shorter than that of the benchmark. Duration is a measure of interest rate sensitivity. We believed it made sense to limit the Fund’s exposure to interest-rate risk in an environment that paid investors very little additional yield for going out on the maturity spectrum. The Fund’s short-duration positioning had little impact on relative performance during the first nine months of the period when interest rates were stable. However, when market interest rates rose late in the fiscal year, its short duration supported relative performance. We managed the Fund’s duration by investing in Treasury futures contracts. This approach had a positive impact on results during the period.

Looking Ahead

As the market became more volatile at the end of the period, corporate debt did not perform well. However, we currently believe the corporate market has the potential to recover and offers good value going forward. U.S. corporations generally are in good financial condition and recent earnings reports have been solid. Moreover, with Treasury yields still very low, we believe there is good opportunity to pick up additional yield in the corporate sector. At present, we expect to keep overall duration short and take advantage of the potential opportunity to re-invest Fund assets in better-yielding investments as portfolio holdings reach maturity and are retired.

Annual Report 2013	5

Columbia Limited Duration Credit Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.30		1,020.58	4.22		4.26	0.85
Class B	1,000.00	1,000.00	996.60		1,016.86	7.92		8.00	1.60
Class C	1,000.00	1,000.00	997.50		1,016.86	7.92		8.00	1.60
Class I	1,000.00	1,000.00	1,003.20		1,022.46	2.33		2.36	0.47
Class K	1,000.00	1,000.00	1,001.70		1,020.98	3.82		3.86	0.77
Class R4	1,000.00	1,000.00	999.20	*	1,021.82	2.50	*	3.01	0.60	*
Class R5	1,000.00	1,000.00	1,002.90		1,022.12	2.68		2.71	0.54
Class W	1,000.00	1,000.00	1,001.30		1,020.58	4.22		4.26	0.85
Class Y	1,000.00	1,000.00	998.60	**	1,022.61	1.60	**	2.21	0.44	**
Class Z	1,000.00	1,000.00	1,002.50		1,021.82	2.98		3.01	0.60

*	For the period February 28, 2013 through July 31, 2013. Class R4 shares commenced operations on February 28, 2013.

**	For the period March 19, 2013 through July 31, 2013. Class Y shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Limited Duration Credit Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 93.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
L-3 Communications Corp.
11/15/16	3.950%	11,322,000	12,076,192
07/15/20	4.750%	8,830,000	9,269,805

Northrop Grumman Corp. Senior Unsecured
06/01/18	1.750%	265,000	259,674
03/15/21	3.500%	1,440,000	1,456,953

Total			23,062,624

Banking 3.8%
Australia and New Zealand Banking Group Ltd. Senior Unsecured
05/15/18	1.450%	10,935,000	10,577,791

BB&T Corp. Senior Unsecured
06/19/18	2.050%	4,055,000	4,036,067

Bank of Nova Scotia Senior Unsecured
04/25/18	1.450%	8,085,000	7,863,641

Royal Bank of Canada Senior Unsecured
07/27/18	2.200%	13,660,000	13,665,601

Toronto-Dominion Bank (The) Senior Unsecured
04/30/18	1.400%	4,315,000	4,202,115

Total			40,345,215

Chemicals 1.9%
Dow Chemical Co. (The) Senior Unsecured
11/15/20	4.250%	10,660,000	11,279,367

LyondellBasell Industries NV Senior Unsecured
04/15/19	5.000%	8,482,000	9,391,084

Total			20,670,451

Construction Machinery 0.5%
CNH Capital LLC
11/01/15	3.875%	1,484,000	1,524,810

Case New Holland, Inc.
09/01/13	7.750%	4,225,000	4,247,164

Total			5,771,974

Consumer Products 1.5%
Clorox Co. (The) Senior Unsecured
11/01/15	3.550%	5,750,000	6,066,032
10/15/17	5.950%	8,830,000	10,198,844

Total			16,264,876

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Electric 16.1%
American Electric Power Co., Inc. Senior Unsecured
12/15/17	1.650%	10,545,000	10,313,063

Appalachian Power Co. Senior Unsecured
05/24/15	3.400%	6,350,000	6,627,224

Arizona Public Service Co. Senior Unsecured
08/01/16	6.250%	5,920,000	6,777,157

CMS Energy Corp. Senior Unsecured
09/30/15	4.250%	2,180,000	2,316,882
12/15/15	6.875%	7,520,000	8,424,355
02/01/20	6.250%	3,249,000	3,791,668

Cleveland Electric Illuminating Co. (The) Senior Unsecured
12/15/13	5.650%	1,076,000	1,095,454

DTE Energy Co. Senior Unsecured
06/01/16	6.350%	6,070,000	6,921,026

Dominion Resources, Inc. Senior Unsecured
11/30/17	6.000%	5,212,000	6,060,753
06/15/18	6.400%	5,540,000	6,609,431
03/15/21	4.450%	2,646,000	2,850,488

Duke Energy Corp. Senior Unsecured
06/15/18	2.100%	9,227,000	9,222,128
09/15/19	5.050%	5,339,000	6,018,479
09/15/21	3.550%	1,495,000	1,511,453

Duke Energy Florida Corp. 1st Mortgage
06/15/18	5.650%	432,000	502,698

Duke Energy Ohio, Inc. 1st Mortgage
04/01/19	5.450%	3,490,000	4,011,601

FirstEnergy Corp. Senior Unsecured
03/15/18	2.750%	6,100,000	5,906,282

Indiana Michigan Power Co. Senior Unsecured
11/15/14	5.050%	485,000	509,495
12/01/15	5.650%	95,000	103,259

Metropolitan Edison Co. Senior Unsecured
04/01/14	4.875%	4,522,000	4,640,950

NextEra Energy Capital Holdings
06/01/15	1.200%	4,310,000	4,333,390

Northeast Utilities Senior Unsecured
05/01/18	1.450%	2,710,000	2,631,968

Ohio Power Co. Senior Unsecured
06/01/16	6.000%	8,650,000	9,722,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oncor Electric Delivery Co. LLC Senior Secured
09/30/17	5.000%	14,649,000	16,353,602

PPL Capital Funding, Inc.
06/01/18	1.900%	7,098,000	6,987,775

Potomac Edison Co. (The) 1st Mortgage
11/15/14	5.350%	690,000	729,287

Progress Energy, Inc. Senior Unsecured
01/15/16	5.625%	3,195,000	3,534,085

Sierra Pacific Power Co.
05/15/16	6.000%	6,274,000	7,137,553

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	20,394,000	21,302,802

Xcel Energy, Inc. Senior Unsecured
05/09/16	0.750%	3,215,000	3,188,325
05/15/20	4.700%	2,595,000	2,881,574

Total			173,016,807

Entertainment 0.3%
Time Warner, Inc.
03/15/20	4.875%	2,720,000	2,965,197

Environmental 1.8%
Waste Management, Inc.
03/15/18	6.100%	10,785,000	12,505,887
06/30/20	4.750%	5,960,000	6,472,816

Total			18,978,703

Food and Beverage 10.5%
Beam, Inc. Senior Unsecured
06/15/18	1.750%	14,815,000	14,582,331

ConAgra Foods, Inc. Senior Unsecured
06/15/17	5.819%	6,564,000	7,427,796
03/15/18	2.100%	15,240,000	15,146,045

Constellation Brands, Inc.
12/15/14	8.375%	1,218,000	1,318,485

Diageo Capital PLC
07/15/20	4.828%	3,675,000	4,126,727

Diageo Finance Bv
10/28/15	5.300%	1,700,000	1,870,405

General Mills, Inc.
10/15/14	6.190%	22,940,000	24,409,130

Heineken NV Senior Unsecured(a)
10/01/17	1.400%	14,689,000	14,361,435

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc. Senior Unsecured
01/07/19	2.250%	13,330,000	13,322,469

SABMiller Holdings, Inc.(a)
01/15/17	2.450%	10,470,000	10,734,912

SABMiller PLC Senior Unsecured(a)
07/15/18	6.500%	4,345,000	5,173,035

Total			112,472,770

Gas Pipelines 15.7%
CenterPoint Energy Resources Corp. Senior Unsecured
11/01/17	6.125%	9,510,000	11,121,184

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	18,575,000	20,923,344

Enterprise Products Operating LLC
01/31/20	5.250%	7,237,000	8,125,284
09/01/20	5.200%	8,900,000	9,992,475

Gulfstream Natural Gas System LLC Senior Unsecured(a)
11/01/15	5.560%	2,140,000	2,347,518

Kinder Morgan Energy Partners LP Senior Unsecured
02/15/20	6.850%	2,630,000	3,131,149
09/15/20	5.300%	9,136,000	10,106,462

Kinder Morgan Energy Partners LP(b) Senior Unsecured
02/01/19	2.650%	2,645,000	2,659,659

Midcontinent Express Pipeline LLC Senior Unsecured(a)
09/15/14	5.450%	13,805,000	14,225,224

NiSource Finance Corp.
09/15/17	5.250%	10,695,000	11,927,875
09/15/20	5.450%	4,333,000	4,819,366

Northwest Pipeline LLC Senior Unsecured
06/15/16	7.000%	7,241,000	8,342,038
04/15/17	5.950%	9,555,000	10,890,523

Panhandle Eastern Pipeline Co. LP Senior Unsecured
08/15/13	6.050%	5,000,000	5,009,791
11/01/17	6.200%	13,302,000	15,332,218

Plains All American Pipeline LP/Finance Corp. Senior Unsecured
09/15/15	3.950%	2,718,000	2,891,607
01/15/20	5.750%	1,065,000	1,219,109
02/01/21	5.000%	930,000	1,021,631

Rockies Express Pipeline LLC Senior Unsecured(a)
04/15/15	3.900%	9,270,000	9,293,175

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	7,115,000	8,104,120

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	6,102,000	6,915,299

Total			168,399,051

Health Care 3.0%
AmerisourceBergen Corp.
09/15/15	5.875%	1,315,000	1,447,145

Cardinal Health, Inc. Senior Unsecured
12/15/20	4.625%	7,125,000	7,620,259

Express Scripts Holding Co.
05/15/16	3.125%	1,780,000	1,859,593

Hospira, Inc. Senior Unsecured
05/15/15	6.400%	9,780,000	10,403,277
03/30/17	6.050%	9,135,000	9,767,809

Medco Health Solutions, Inc.
09/15/15	2.750%	1,640,000	1,695,914

Total			32,793,997

Healthcare Insurance 1.3%
Aetna, Inc. Senior Unsecured
11/15/17	1.500%	60,000	58,579

UnitedHealth Group, Inc. Senior Unsecured
10/15/15	0.850%	4,295,000	4,303,491

WellPoint, Inc. Senior Unsecured
01/15/16	5.250%	2,760,000	3,031,579
06/15/17	5.875%	5,455,000	6,216,638

Total			13,610,287

Independent Energy 3.5%
Berry Petroleum Co. Senior Unsecured
06/01/14	10.250%	1,325,000	1,391,250

Continental Resources, Inc.
10/01/19	8.250%	3,716,000	4,069,020

Devon Energy Corp. Senior Unsecured
05/15/17	1.875%	5,505,000	5,457,949

Marathon Oil Corp. Senior Unsecured
11/01/15	0.900%	9,490,000	9,486,014

Pioneer Natural Resources Co.
07/15/16	5.875%	3,050,000	3,405,249

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Woodside Finance Ltd.(a)
11/10/14	4.500%	12,345,000	12,876,624
05/10/21	4.600%	1,340,000	1,416,657

Total			38,102,763

Life Insurance 5.2%
Hartford Financial Services Group, Inc. Senior Unsecured
10/15/17	4.000%	13,170,000	14,081,114

MetLife Global Funding I Secured(a)
01/10/18	1.500%	10,515,000	10,275,037

MetLife, Inc. Senior Unsecured
12/15/17	1.756%	4,305,000	4,264,572

Metropolitan Life Global Funding I Secured(a)
06/22/18	1.875%	2,645,000	2,609,961

Prudential Covered Trust Secured(a)
09/30/15	2.997%	11,722,500	12,123,351

Prudential Financial, Inc. Senior Unsecured
06/21/20	5.375%	11,110,000	12,595,707

Total			55,949,742

Media Cable 2.3%
DIRECTV Holdings LLC/Financing Co., Inc.
03/15/17	2.400%	12,860,000	12,961,504
01/15/18	1.750%	4,835,000	4,685,076

DISH DBS Corp.
02/01/16	7.125%	1,544,000	1,690,680

Time Warner Cable, Inc.
02/01/20	5.000%	4,516,000	4,605,339
09/15/42	4.500%	1,340,000	1,033,903

Total			24,976,502

Media Non-Cable 3.8%
BSKYB Finance UK PLC(a)
10/15/15	5.625%	9,635,000	10,564,566

NBCUniversal Media LLC
04/01/21	4.375%	9,680,000	10,485,308

News America, Inc.
12/15/14	5.300%	1,270,000	1,346,860

Scripps Networks Interactive, Inc. Senior Unsecured
12/15/16	2.700%	4,855,000	5,054,055

TCM Sub LLC(a)
01/15/15	3.550%	13,280,000	13,750,515

Total			41,201,304

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.2%
CONSOL Energy, Inc.
04/01/17	8.000%	2,010,000	2,143,162

Non-Captive Diversified 3.1%
General Electric Capital Corp. Senior Unsecured
07/12/16	1.500%	10,695,000	10,747,689
05/04/20	5.550%	20,100,000	22,771,250

Total			33,518,939

Oil Field Services 1.2%
Noble Holding International Ltd.
03/01/16	3.050%	2,055,000	2,124,765
03/15/17	2.500%	5,540,000	5,587,478

Weatherford International Ltd.
02/15/16	5.500%	4,430,000	4,801,673

Total			12,513,916

Property & Casualty 4.9%
Berkshire Hathaway, Inc. Senior Unsecured
02/09/18	1.550%	3,205,000	3,173,011

CNA Financial Corp. Senior Unsecured
12/15/14	5.850%	2,540,000	2,703,980
08/15/16	6.500%	9,644,000	10,959,837
08/15/20	5.875%	8,480,000	9,694,811
08/15/21	5.750%	730,000	829,132

Liberty Mutual Group, Inc.(a)
06/01/21	5.000%	5,835,000	6,165,751
Senior Unsecured
08/15/16	6.700%	16,890,000	19,213,186

Total			52,739,708

Railroads 0.1%
Norfolk Southern Corp. Senior Unsecured
12/01/21	3.250%	755,000	747,190

Refining 0.9%
Marathon Petroleum Corp. Senior Unsecured
03/01/16	3.500%	4,335,000	4,578,219

Valero Energy Corp.
02/01/15	4.500%	4,865,000	5,115,353

Total			9,693,572

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.7%
Yum! Brands, Inc. Senior Unsecured
11/01/20	3.875%	14,486,000	14,632,865
11/01/21	3.750%	3,315,000	3,316,422

Total			17,949,287

Technology 1.1%
Apple, Inc. Senior Unsecured
05/03/18	1.000%	12,860,000	12,370,600

Transportation Services 2.0%
ERAC U.S.A. Finance LLC(a)
10/15/17	6.375%	15,400,000	17,891,631

ERAC USA Finance LLC(a)
11/01/18	2.800%	3,310,000	3,321,776

Total			21,213,407

Wireless 0.5%
CC Holdings GS V LLC /Crown Castle GS III Corp. Senior Secured
12/15/17	2.381%	5,560,000	5,489,382

Wirelines 4.3%
AT&T, Inc. Senior Unsecured
12/01/17	1.400%	14,730,000	14,400,888
08/15/21	3.875%	8,995,000	9,290,791

Verizon Communications, Inc. Senior Unsecured
11/02/15	0.700%	5,865,000	5,854,426
04/01/19	6.350%	4,320,000	5,136,402
11/01/21	3.500%	11,055,000	11,059,853

Total			45,742,360

Total Corporate Bonds & Notes
(Cost: $999,935,281)			1,002,703,786

U.S. Treasury Obligations 5.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/13	2.750%	56,565,000	56,938,442

Total U.S. Treasury Obligations (Cost: $56,918,461)			56,938,442

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.191%(c)(d)	3,209,496	3,209,496

Total Money Market Funds (Cost: $3,209,496)		3,209,496

Total Investments
(Cost: $1,060,063,238)		1,062,851,724

Other Assets & Liabilities, Net		11,837,485

Net Assets		1,074,689,209

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

At July 31, 2013, $2,753,900 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(170)	(37,453,125)	September 2013	—	(21,505)
U.S. Treasury Note, 5-year	(1,231)	(149,403,011)	September 2013	1,425,525	—
U.S. Treasury Note, 10-year	(1,090)	(137,816,875)	September 2013	3,372,718	—

Total				4,798,243	(21,505)

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $174,448,474 or 16.23% of net assets.

(b)	Represents a security purchased on a when-issued or delayed delivery basis.

(c)	The rate shown is the seven-day current annualized yield at July 31, 2013.

(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends – Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	141,956,080	482,102,221	(620,848,805)	3,209,496	65,012	3,209,496

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	—	—	—

Food and Beverage	—	88,063,640	24,409,130	112,472,770

All Other Industries	—	890,231,016	—	890,231,016

U.S. Treasury Obligations	56,938,442	—	—	56,938,442

Total Bonds	56,938,442	978,294,656	24,409,130	1,059,642,228

Mutual Funds

Money Market Funds	3,209,496	—	—	3,209,496

Total Mutual Funds	3,209,496	—	—	3,209,496

Investments in Securities	60,147,938	978,294,656	24,409,130	1,062,851,724
Derivatives

Assets

Futures Contracts	4,798,243	—	—	4,798,243

Liabilities

Futures Contracts	(21,505)	—	—	(21,505)

Total	64,924,676	978,294,656	24,409,130	1,067,628,462

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Limited Duration Credit Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of July 31, 2012	—

Accrued discounts/premiums	(948,218)

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)(a)	(19,711)

Sales	—

Purchases	25,377,059

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of July 31, 2013	24,409,130

(a)	Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was ($19,711).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of those inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,056,853,742)	$1,059,642,228

Affiliated issuers (identified cost $3,209,496)	3,209,496

Total investments (identified cost $1,060,063,238)	1,062,851,724

Margin deposits	2,753,900

Receivable for:

Investments sold	6,519,389

Capital shares sold	3,418,703

Dividends	1,558

Interest	10,921,889

Reclaims	1,303

Expense reimbursement due from Investment Manager	60

Prepaid expenses	10,875

Total assets	1,086,479,401

Liabilities

Payable for:

Investments purchased	4,560,492

Investments purchased on a delayed delivery basis	2,641,244

Capital shares purchased	3,068,996

Dividend distributions to shareholders	1,265,099

Variation margin	41,585

Investment management fees	10,600

Distribution and/or service fees	7,132

Transfer agent fees	84,943

Administration fees	1,974

Plan administration fees	1

Compensation of board members	30,167

Other expenses	77,959

Total liabilities	11,790,192

Net assets applicable to outstanding capital stock	$1,074,689,209

Represented by

Paid-in capital	$1,054,317,449

Undistributed net investment income	254,926

Accumulated net realized gain	12,551,610

Unrealized appreciation (depreciation) on:

Investments	2,788,486

Futures contracts	4,776,738

Total — representing net assets applicable to outstanding capital stock	$1,074,689,209

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Limited Duration Credit Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$645,559,194

Shares outstanding	64,269,587

Net asset value per share	$10.04

Maximum offering price per share(a)	$10.35

Class B

Net assets	$5,107,838

Shares outstanding	508,686

Net asset value per share	$10.04

Class C

Net assets	$91,079,252

Shares outstanding	9,072,940

Net asset value per share	$10.04

Class I

Net assets	$220,957,960

Shares outstanding	21,992,503

Net asset value per share	$10.05

Class K(b)

Net assets	$108,008

Shares outstanding	10,730

Net asset value per share	$10.07

Class R4

Net assets	$2,270,206

Shares outstanding	226,080

Net asset value per share	$10.04

Class R5

Net assets	$1,983,004

Shares outstanding	197,331

Net asset value per share	$10.05

Class W

Net assets	$9,498,054

Shares outstanding	944,354

Net asset value per share	$10.06

Class Y

Net assets	$2,483

Shares outstanding	247

Net asset value per share	$10.05

Class Z

Net assets	$98,123,210

Shares outstanding	9,765,188

Net asset value per share	$10.05

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Limited Duration Credit Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — affiliated issuers	$65,012
Interest	26,196,699
Income from securities lending — net	21,423
Foreign taxes withheld	(1,294)

Total income	26,281,840

Expenses:
Investment management fees	3,918,794
Distribution and/or service fees
Class A	1,621,009
Class B	64,646
Class C	957,162
Class W	49,115
Transfer agent fees
Class A	944,998
Class B	9,430
Class C	139,528
Class K(a)	117
Class R4(b)	397
Class R5(c)	39
Class W	28,889
Class Z	150,463
Administration fees	728,804
Plan administration fees
Class K(a)	583
Compensation of board members	34,013
Custodian fees	22,692
Printing and postage fees	171,213
Registration fees	133,824
Professional fees	48,502
Other	16,502

Total expenses	9,040,720
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(90,524)
Expense reductions	(40)

Total net expenses	8,950,156

Net investment income	17,331,684

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	19,215,406
Futures contracts	1,014,374

Net realized gain	20,229,780
Net change in unrealized appreciation (depreciation) on:
Investments	(21,934,471)
Futures contracts	7,877,133

Net change in unrealized appreciation (depreciation)	(14,057,338)

Net realized and unrealized gain	6,172,442

Net increase in net assets resulting from operations	$23,504,126

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(c)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)(b)(c)	Year Ended July 31, 2012
Operations

Net investment income	$17,331,684	$23,697,570

Net realized gain	20,229,780	3,900,121

Net change in unrealized appreciation (depreciation)	(14,057,338)	931,051

Net increase in net assets resulting from operations	23,504,126	28,528,742

Distributions to shareholders

Net investment income

Class A	(10,602,408)	(13,641,424)

Class B	(57,519)	(136,740)

Class C	(846,299)	(1,307,317)

Class I	(4,354,395)	(5,371,847)

Class K(d)	(4,138)	(12,879)

Class R4	(4,977)	—

Class R5	(1,417)	—

Class W	(334,172)	(344,886)

Class Y	(16)	—

Class Z	(1,941,172)	(1,702,258)

Net realized gains

Class A	(10,068,095)	—

Class B	(102,922)	—

Class C	(1,504,092)	—

Class I	(3,263,606)	—

Class K(d)	(3,788)	—

Class R5	(38)	—

Class W	(425,519)	—

Class Z	(1,581,636)	—

Total distributions to shareholders	(35,096,209)	(22,517,351)

Increase (decrease) in net assets from capital stock activity	43,923,345	179,590,960

Total increase in net assets	32,331,262	185,602,351

Net assets at beginning of year	1,042,357,947	856,755,596

Net assets at end of year	$1,074,689,209	$1,042,357,947

Undistributed net investment income	$254,926	$1,069,755

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(d)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)(b)(c)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)

Capital stock activity

Class A shares

Subscriptions(d)	30,669,184	311,228,637	32,462,406	324,552,836

Distributions reinvested	1,995,325	20,224,591	1,150,892	11,513,451

Redemptions	(29,962,547)	(303,728,279)	(23,210,569)	(231,859,754)

Net increase	2,701,962	27,724,949	10,402,729	104,206,533

Class B shares

Subscriptions	150,735	1,531,294	258,767	2,588,065

Distributions reinvested	15,712	159,157	13,132	131,087

Redemptions(d)	(287,243)	(2,900,222)	(509,455)	(5,108,257)

Net decrease	(120,796)	(1,209,771)	(237,556)	(2,389,105)

Class C shares

Subscriptions	3,058,368	31,048,396	3,878,415	38,768,161

Distributions reinvested	213,474	2,162,065	108,356	1,082,784

Redemptions	(3,081,359)	(31,193,913)	(2,236,919)	(22,348,707)

Net increase	190,483	2,016,548	1,749,852	17,502,238

Class I shares

Subscriptions	1,964,484	19,911,508	5,236,593	52,279,816

Distributions reinvested	751,385	7,617,828	536,450	5,363,898

Redemptions	(1,151,965)	(11,692,315)	(6,752,196)	(66,993,169)

Net increase (decrease)	1,563,904	15,837,021	(979,153)	(9,349,455)

Class K shares(e)

Subscriptions	4,220	43,129	3,741	37,500

Distributions reinvested	771	7,840	1,263	12,647

Redemptions	(38,972)	(398,243)	(17,116)	(170,812)

Net decrease	(33,981)	(347,274)	(12,112)	(120,665)

Class R4 shares

Subscriptions	261,207	2,631,527	—	—

Distributions reinvested	494	4,963	—	—

Redemptions	(35,621)	(360,026)	—	—

Net increase	226,080	2,276,464	—	—

Class R5 shares

Subscriptions	197,329	1,981,271	—	—

Distributions reinvested	138	1,387	—	—

Redemptions	(136)	(1,365)	—	—

Net increase	197,331	1,981,293	—	—

Class W shares

Subscriptions	1,713,275	17,419,907	748,387	7,463,300

Distributions reinvested	74,803	759,522	34,447	344,773

Redemptions	(2,378,366)	(24,078,812)	(469,226)	(4,704,636)

Net increase (decrease)	(590,288)	(5,899,383)	313,608	3,103,437

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Limited Duration Credit Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)(b)(c)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class Y shares

Subscriptions	247	2,504	—	—

Net increase	247	2,504	—	—

Class Z shares

Subscriptions	7,311,262	74,376,181	9,640,433	96,258,030

Distributions reinvested	266,263	2,699,170	106,392	1,067,387

Redemptions	(7,443,266)	(75,534,357)	(3,064,035)	(30,687,440)

Net increase	134,259	1,540,994	6,682,790	66,637,977

Total net increase	4,269,201	43,923,345	17,920,158	179,590,960

(a)	Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c)	Class Y shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(d)	Includes conversions of Class B shares to Class A shares, if any.

(e)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Limited Duration Credit Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.15		$10.10		$9.94	$9.46	$9.34

Income from investment operations:

Net investment income	0.16		0.25		0.31	0.38	0.37

Net realized and unrealized gain	0.05		0.03		0.17	0.50	0.10

Total from investment operations	0.21		0.28		0.48	0.88	0.47

Less distributions to shareholders:

Net investment income	(0.16)		(0.23)		(0.32)	(0.40)	(0.35)

Net realized gains	(0.16)		—		—	—	—

Total distributions to shareholders	(0.32)		(0.23)		(0.32)	(0.40)	(0.35)

Net asset value, end of period	$10.04		$10.15		$10.10	$9.94	$9.46

Total return	2.11%		2.87%		4.87%	9.40%	5.39%

Ratios to average net assets(a)

Total gross expenses	0.86%		0.88%		0.94%	0.96%	1.06%

Total net expenses(b)	0.85	%(c)	0.84	%(c)	0.86%	0.85%	0.89%

Net investment income	1.56%		2.45%		3.11%	3.90%	4.16%

Supplemental data

Net assets, end of period (in thousands)	$645,559		$624,738		$516,916	$392,689	$114,937

Portfolio turnover	87%		106%		113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.14		$10.10		$9.94	$9.46	$9.34

Income from investment operations:

Net investment income	0.08		0.17		0.24	0.31	0.30

Net realized and unrealized gain	0.07		0.03		0.17	0.49	0.11

Total from investment operations	0.15		0.20		0.41	0.80	0.41

Less distributions to shareholders:

Net investment income	(0.09)		(0.16)		(0.25)	(0.32)	(0.29)

Net realized gains	(0.16)		—		—	—	—

Total distributions to shareholders	(0.25)		(0.16)		(0.25)	(0.32)	(0.29)

Net asset value, end of period	$10.04		$10.14		$10.10	$9.94	$9.46

Total return	1.45%		1.99%		4.08%	8.59%	4.59%

Ratios to average net assets(a)

Total gross expenses	1.61%		1.63%		1.69%	1.73%	1.82%

Total net expenses(b)	1.60	%(c)	1.60	%(c)	1.61%	1.61%	1.65%

Net investment income	0.81%		1.70%		2.36%	3.18%	3.37%

Supplemental data

Net assets, end of period (in thousands)	$5,108		$6,385		$8,756	$11,562	$7,257

Portfolio turnover	87%		106%		113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.14		$10.10		$9.94	$9.45	$9.34

Income from investment operations:

Net investment income	0.08		0.17		0.23	0.30	0.31

Net realized and unrealized gain	0.07		0.03		0.18	0.51	0.09

Total from investment operations	0.15		0.20		0.41	0.81	0.40

Less distributions to shareholders:

Net investment income	(0.09)		(0.16)		(0.25)	(0.32)	(0.29)

Net realized gains	(0.16)		—		—	—	—

Total distributions to shareholders	(0.25)		(0.16)		(0.25)	(0.32)	(0.29)

Net asset value, end of period	$10.04		$10.14		$10.10	$9.94	$9.45

Total return	1.45%		2.00%		4.09%	8.70%	4.48%

Ratios to average net assets(a)

Total gross expenses	1.61%		1.63%		1.69%	1.71%	1.82%

Total net expenses(b)	1.60	%(c)	1.59	%(c)	1.61%	1.60%	1.64%

Net investment income	0.81%		1.70%		2.34%	3.12%	3.44%

Supplemental data

Net assets, end of period (in thousands)	$91,079		$90,079		$72,019	$49,324	$9,494

Portfolio turnover	87%		106%		113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.15	$10.11	$9.94	$9.46	$9.35

Income from investment operations:

Net investment income	0.20	0.28	0.34	0.42	0.41

Net realized and unrealized gain	0.06	0.03	0.19	0.49	0.09

Total from investment operations	0.26	0.31	0.53	0.91	0.50

Less distributions to shareholders:

Net investment income	(0.20)	(0.27)	(0.36)	(0.43)	(0.39)

Net realized gains	(0.16)	—	—	—	—

Total distributions to shareholders	(0.36)	(0.27)	(0.36)	(0.43)	(0.39)

Net asset value, end of period	$10.05	$10.15	$10.11	$9.94	$9.46

Total return	2.60%	3.17%	5.34%	9.79%	5.66%

Ratios to average net assets(a)

Total gross expenses	0.47%	0.46%	0.58%	0.61%	0.66%

Total net expenses(b)	0.47%	0.46%	0.52%	0.49%	0.53%

Net investment income	1.94%	2.83%	3.41%	4.34%	4.50%

Supplemental data

Net assets, end of period (in thousands)	$220,958	$207,343	$216,337	$126,852	$123,651

Portfolio turnover	87%	106%	113%	101%	335	%(c)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K(a)	2013	2012	2011	2010	2009
Per share data
Net asset value, beginning of period	$10.17	$10.13	$9.97	$9.49	$9.37

Income from investment operations:

Net investment income	0.18	0.26	0.32	0.38	0.44

Net realized and unrealized gain	0.05	0.02	0.17	0.50	0.06

Total from investment operations	0.23	0.28	0.49	0.88	0.50

Less distributions to shareholders:

Net investment income	(0.17)	(0.24)	(0.33)	(0.40)	(0.38)

Net realized gains	(0.16)	—	—	—	—

Total distributions to shareholders	(0.33)	(0.24)	(0.33)	(0.40)	(0.38)

Net asset value, end of period	$10.07	$10.17	$10.13	$9.97	$9.49

Total return	2.29%	2.87%	4.92%	9.45%	5.64%

Ratios to average net assets(b)

Total gross expenses	0.76%	0.76%	0.89%	0.91%	0.97%

Total net expenses(c)	0.76%	0.76%	0.82%	0.79%	0.74%

Net investment income	1.72%	2.54%	3.16%	3.93%	4.81%

Supplemental data

Net assets, end of period (in thousands)	$108	$455	$575	$541	$99

Portfolio turnover	87%	106%	113%	101%	335	%(d)

Notes to Financial Highlights

(a)	Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.12

Income from investment operations:

Net investment income	0.07

Net realized and unrealized loss	(0.08	)(b)

Total from investment operations	(0.01)

Less distributions to shareholders:

Net investment income	(0.07)

Total distributions to shareholders	(0.07)

Net asset value, end of period	$10.04

Total return	(0.07%)

Ratios to average net assets(c)

Total gross expenses	0.62	%(d)

Total net expenses(e)	0.60	%(d)(f)

Net investment income	1.76	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2,270

Portfolio turnover	87%

Notes to Financial Highlights

(a)	For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	25

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.30

Income from investment operations:

Net investment income	0.14

Net realized and unrealized loss	(0.10	)(b)

Total from investment operations	0.04

Less distributions to shareholders:

Net investment income	(0.13)

Net realized gains	(0.16)

Total distributions to shareholders	(0.29)

Net asset value, end of period	$10.05

Total return	0.44%

Ratios to average net assets(c)

Total gross expenses	0.55	%(d)

Total net expenses(e)	0.54	%(d)

Net investment income	1.99	%(d)

Supplemental data

Net assets, end of period (in thousands)	$1,983

Portfolio turnover	87%

Notes to Financial Highlights

(a)	For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2013

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$10.16		$10.12		$9.95	$9.47	$9.36

Income from investment operations:

Net investment income	0.16		0.25		0.26	0.38	0.36

Net realized and unrealized gain	0.06		0.03		0.23	0.49	0.10

Total from investment operations	0.22		0.28		0.49	0.87	0.46

Less distributions to shareholders:

Net investment income	(0.16)		(0.24)		(0.32)	(0.39)	(0.35)

Net realized gains	(0.16)		—		—	—	—

Total distributions to shareholders	(0.32)		(0.24)		(0.32)	(0.39)	(0.35)

Net asset value, end of period	$10.06		$10.16		$10.12	$9.95	$9.47

Total return	2.21%		2.78%		4.97%	9.30%	5.19%

Ratios to average net assets(a)

Total gross expenses	0.86%		0.88%		0.89%	1.08%	1.09%

Total net expenses(b)	0.85	%(c)	0.84	%(c)	0.86%	0.93%	0.97%

Net investment income	1.61%		2.45%		2.64%	3.92%	4.03%

Supplemental data

Net assets, end of period (in thousands)	$9,498		$15,593		$12,353	$5	$5

Portfolio turnover	87%		106%		113%	101%	335	%(d)

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% for the year ended July 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	27

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

Class Y	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.13

Income from investment operations

Net investment income	0.07

Net realized and unrealized loss	(0.08	)(b)

Total from investment operations	(0.01)

Less distributions to shareholders:

Net investment income	(0.07)

Total distributions to shareholders	(0.07)

Net asset value, end of period	$10.05

Total return	(0.14%)

Ratios to average net assets(c)

Total gross expenses	0.44	%(d)

Total net expenses(e)	0.44	%(d)

Net investment income	1.81	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	87%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2013

Columbia Limited Duration Credit Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$10.15		$10.11		$10.05

Income from investment operations:

Net investment income	0.18		0.27		0.25

Net realized and unrealized gain	0.07		0.03		0.09

Total from investment operations	0.25		0.30		0.34

Less distributions to shareholders:

Net investment income	(0.19)		(0.26)		(0.28)

Net realized gains	(0.16)		—		—

Total distributions to shareholders	(0.35)		(0.26)		(0.28)

Net asset value, end of period	$10.05		$10.15		$10.11

Total return	2.46%		3.05%		3.49%

Ratios to average net assets(b)

Total gross expenses	0.61%		0.63%		0.67	%(c)

Total net expenses(d)	0.60	%(e)	0.59	%(e)	0.61	%(c)

Net investment income	1.80%		2.69%		3.01	%(c)

Supplemental data

Net assets, end of period (in thousands)	$98,123		$97,765		$29,799

Portfolio turnover	87%		106%		113%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	29

Columbia Limited Duration Credit Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on February 28, 2013.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

30	Annual Report 2013

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts and market values of derivative instruments, if any, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign exchange currency contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully

Annual Report 2013	31

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	4,798,243	*

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	(21,505	)*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	1,014,374
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Interest rate risk	7,877,133

32	Annual Report 2013

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	13,198

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a

Annual Report 2013	33

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.36% to 0.24% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.36% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $4,014.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Beginning March 19, 2013, Class Y shares are not subject to transfer agent fees for at least twelve months.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class K	0.05
Class R4	0.14	*
Class R5	0.05	*
Class W	0.15
Class Z	0.15

*	Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’

34	Annual Report 2013

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $660,000 and $704,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $519,253 for Class A, $497 for Class B and $15,298 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	October 1, 2012 through November 30, 2013		Prior to October 1, 2012
Class A	0.85%		0.85%
Class B	1.60		1.60
Class C	1.60		1.60
Class I	0.49		0.52
Class K	0.79		0.82
Class R4	0.60	*	—
Class R5	0.54	*	—
Class W	0.85		0.85
Class Y	0.49	**	—
Class Z	0.60		0.60

*	Annual rate is contractual from February 28, 2013 and November 8, 2012 (the commencement of operations of Class R4 and Class R5 shares, respectively) through November 30, 2013.

**	Annual rate is contractual from March 19, 2013 (the commencement of operations of Class Y shares) through March 18, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for principal and/or interest of fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

Annual Report 2013	35

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Year Ended July 31, 2012 ($)
Ordinary income	$29,326,557	$22,517,351
Long-term capital gains	5,769,652	—
Total	$35,096,209	$22,517,351

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,374,028
Undistributed accumulated long-term capital gains	11,373,116
Unrealized appreciation	1,920,280

At July 31, 2013, the cost of investments for federal income tax purposes was $1,060,931,444 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$11,843,206
Unrealized depreciation	(9,922,926)
Net unrealized appreciation	$1,920,280

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,098,387,116 and $895,409,609, respectively, for the year ended July 31, 2013, of which $140,476,127 and $98,107,374, respectively, were U.S. government securities.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending

Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2013, one unaffiliated shareholder account owned 20.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 39.4% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective

36	Annual Report 2013

Columbia Limited Duration Credit Fund

Notes to Financial Statements (continued)

July 31, 2013

agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	37

Columbia Limited Duration Credit Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Limited Duration Credit Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

38	Annual Report 2013

Columbia Limited Duration Credit Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Capital Gain Dividend	$17,999,906

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013	39

Columbia Limited Duration Credit Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

40	Annual Report 2013

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2013	41

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

42	Annual Report 2013

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013	43

Columbia Limited Duration Credit Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

44	Annual Report 2013

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Annual Report 2013	45

Columbia Limited Duration Credit Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

46	Annual Report 2013

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48	Annual Report 2013

Columbia Limited Duration Credit Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	49

Columbia Limited Duration Credit Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN183_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Minnesota Tax-Exempt Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Performance Overview

Performance Summary

>	Columbia Minnesota Tax-Exempt Fund (the Fund) Class A shares returned -2.32% excluding sales charges for the 12-month period that ended July 31, 2013.

>	The Fund’s return underperformed the Barclays Minnesota Municipal Bond Index, which returned -1.63%, and the broader Barclays Municipal Bond Index, which returned -2.19% for the same 12-month period.

>	Effective sector allocation and security selection overall was more than offset by duration and yield curve positioning, which detracted.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	08/18/86
Excluding sales charges		-2.32	5.17	4.30
Including sales charges		-6.95	4.17	3.79
Class B	03/20/95
Excluding sales charges		-3.22	4.38	3.50
Including sales charges		-7.92	4.05	3.50
Class C	06/26/00
Excluding sales charges		-3.05	4.39	3.52
Including sales charges		-3.99	4.39	3.52
Class R4*	03/19/13	-2.23	5.19	4.31
Class Z*	09/27/10	-2.09	5.28	4.36
Barclays Minnesota Municipal Bond Index		-1.63	4.99	4.64
Barclays Municipal Bond Index		-2.19	5.07	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 — July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at July 31, 2013)
AAA rating	2.9
AA rating	28.9
A rating	37.6
BBB rating	15.9
Not rated	14.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned -2.32% excluding sales charges. The Fund underperformed the Barclays Minnesota Municipal Bond Index, which returned -1.63%, and the broader Barclays Municipal Bond Index, which returned -2.19% for the same period. Effective sector allocation and security selection was more than offset by duration and yield curve positioning.

Tax-Exempt Bond Market Faced Multiple Headwinds

The tax-exempt fixed income market struggled during the fiscal year, with municipal bond yields rising across the yield curve, or spectrum of maturities. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer-term maturities rose more than on shorter-term maturities, causing the municipal bond yield curve to steepen. Higher quality, lower yielding municipal bonds generally outperformed their lower quality, higher yielding counterparts, though most investment grade market segments posted negative returns. As municipal bond yields shifted higher across the curve, the ratio of municipal bond yields to Treasury yields widened, ending the annual period at attractive levels of approximately 100% for 10-year bonds and 110% for 30-year bonds.

From a fundamental perspective, states posted better revenue results, although local municipalities were hampered by an inherent dependence on property taxes. While negative credit stories made headlines — including the state of Illinois’ inability to balance its budget, Puerto Rico’s two-notch downgrade by Moody’s and Detroit’s Chapter 9 bankruptcy filing, it is well worth noting that overall default rates trended downward and were approximately half that seen at their peak in 2010.

Duration and Yield Curve Positioning Hampered Returns

Detracting most from Fund results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the benchmark, which particularly hurt in the 2013 year-to-date return results when tax-exempt bond rates rose. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) Also, having an emphasis on bonds with maturities of 12 years or longer detracted, as longer-dated maturities underperformed shorter-term maturities during a time when the municipal bond yield curve steepened. Security selection among AA-rated bonds and leasing bonds hurt the Fund’s results during the fiscal year as well.

From a credit quality perspective, the Fund was negatively impacted by its lesser exposure than the benchmark to AAA-rated/pre-refunded securities and by its significant allocation to bonds rated BBB at a time when lower-rated credits underperformed higher quality tax-exempt bonds during the period. However, this was partially offset by a sizable exposure to non-investment grade securities, which outpaced investment grade securities during the 12 months.

Effective Sector Allocation and Issue Selection Boosted Fund Performance

The Fund benefited from its significant allocation to the housing sector, which outpaced the benchmark during the period. Effective issue selection among hospital bonds, electric utility bonds and AAA-rated/pre-refunded securities contributed positively as well.

4	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Fundamental Analysis Drove Portfolio Changes

During the fiscal period, we increased the Fund’s exposure to the health care, education and state-appropriated sectors and decreased its exposure to pre-refunded bonds and local general obligation bonds. We also sold all of the Fund’s Puerto Rico-related securities during the first quarter of 2013 due to deteriorating credit quality and a potential downgrade to below investment grade. Purchases for the Fund were largely in non-rated securities with a modest increase in securities rated AA. We sought opportunities to sell securities identified by our research analysts as having deteriorating fundamentals. We also sold some bonds with coupons below 5% and purchased bonds with higher coupons and what we considered to be more defensive structures. We adjusted the Fund’s duration throughout the period as market conditions shifted.

Looking Ahead

We intend to monitor the Federal Reserve’s monetary policy and the timing of any quantitative easing tapering. We believe the sharp move higher in yields during the first seven months of 2013 was excessive. As such, we felt the market represented a buying opportunity at the end of July, as we expected to enter a supportive seasonal period with municipal/Treasury ratios higher than historical averages and the slope of the AAA municipal yield curve steeper than its long-term average. We believe this relative attractiveness could mitigate further weakness, as crossover taxable bond buyers or those sitting on the sidelines in cash consider the potential value in municipal bonds. As for the threats to change the tax-exempt status of municipal bonds, we currently believe recent political rhetoric and ongoing Congressional gridlock argue for the status quo. Regarding high profile rating agency downgrades, such as Puerto Rico and Detroit, we currently believe these situations do not necessarily represent widespread concerns among municipal credits but rather create headline noise, reinforcing the importance of fundamental credit research.

The Fund’s emphasis remains on generating a high level of income generally exempt from federal income tax as well as from Minnesota state and local taxes.

Investment Risks

There are risks associated with an investment in a municipal bond fund, including credit risk, interest rate risk, prepayment and extension risk, and geographic concentration risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Because the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state can cause more volatility in the Fund than a fund that is more geographically diversified. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. See the Fund’s prospectus for information on these and other risks associated with the Fund. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2013	5

Columbia Minnesota Tax-Exempt Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs

(in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	956.40		1,020.73	3.98		4.11	0.82
Class B	1,000.00	1,000.00	951.10		1,016.96	7.64		7.90	1.58
Class C	1,000.00	1,000.00	952.80		1,017.01	7.60		7.85	1.57
Class R4	1,000.00	1,000.00	959.80	*	1,021.97	2.04	*	2.86	0.57	*
Class Z	1,000.00	1,000.00	955.80		1,021.92	2.81		2.91	0.58

*	For the period March 19, 2013 through July 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.2%
Minneapolis-St. Paul Metropolitan Airports Commission Refunding Revenue Bonds Series 2011
01/01/25	5.000%	2,000,000	2,180,780
Subordinated Series 2005C (NPFGC/FGIC)
01/01/31	5.000%	6,185,000	6,351,748
Subordinated Series 2012B
01/01/30	5.000%	1,000,000	1,048,960
01/01/31	5.000%	750,000	783,488
Revenue Bonds Senior Series 2010A
01/01/35	5.000%	6,795,000	7,028,204
Senior Series 2010B
01/01/21	5.000%	2,175,000	2,470,604

Minneapolis-St. Paul Metropolitan Airports Commission(a) Refunding Revenue Bonds Senior Series 2009B AMT
01/01/22	5.000%	2,680,000	2,942,104

Total			22,805,888

Assisted Living 0.3%
City of Red Wing Refunding Revenue Bonds Deer Crest Project Series 2012-A
11/01/32	5.000%	325,000	296,111
11/01/42	5.000%	1,250,000	1,058,862

Total			1,354,973

Health Services 3.6%
Center City Revenue Bonds Hazelden Foundation Project Series 2011
11/01/41	5.000%	1,600,000	1,608,400

City of Minneapolis Revenue Bonds National Marrow Donor Program Series 2010
08/01/25	4.875%	3,000,000	2,979,390

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/23	5.250%	1,000,000	1,040,570
05/15/26	5.250%	1,000,000	1,030,490
05/15/36	5.250%	9,000,000	9,091,170

Total			15,750,020

Higher Education 14.3%
Minnesota Higher Education Facilities Authority Revenue Bonds Bethel University 6th Series 2007R
05/01/23	5.500%	275,000	281,229
05/01/37	5.500%	6,000,000	6,013,500

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Carleton College 6th Series 2008T
01/01/28	5.000%	3,000,000	3,197,160
Series 2010D
03/01/40	5.000%	2,515,000	2,611,576

College of Saint Benedict Series 2011-7M
03/01/36	5.125%	275,000	267,988

College of St. Benedict Series 2011-7M
03/01/31	5.000%	300,000	294,822

College of St. Scholastica Series 2010H
12/01/30	5.125%	870,000	883,328
12/01/35	5.250%	1,000,000	1,011,190
12/01/40	5.125%	500,000	498,870
Series 2011-7J
12/01/40	6.300%	1,800,000	1,874,988
Series 2012
12/01/27	4.250%	350,000	324,079
12/01/32	4.000%	350,000	284,354

Hamline University 7th Series 2010E
10/01/29	5.000%	500,000	506,880
7th Series 2011K2
10/01/32	6.000%	1,000,000	1,041,790
10/01/40	6.000%	4,000,000	4,127,160

St. Benedict College Series 2008V
03/01/18	5.000%	500,000	559,920

St. Catherine University Series 2012-7Q
10/01/25	5.000%	325,000	343,138
10/01/26	5.000%	280,000	288,865
10/01/27	5.000%	200,000	204,190
10/01/32	5.000%	700,000	686,420

St. John’s University 6th Series 2005G
10/01/22	5.000%	6,500,000	7,052,890
6th Series 2008U
10/01/28	4.750%	1,000,000	1,020,580
10/01/33	4.750%	825,000	825,701

St. Olaf College Series 2007O
10/01/22	5.000%	3,040,000	3,376,680

University of St. Thomas 6th Series 2008W
10/01/30	6.000%	3,625,000	3,900,137
6th Series 2009X
04/01/39	5.250%	6,000,000	6,215,100

Unrefunded Revenue Bonds College of St. Benedict Series 2008V
03/01/23	4.750%	730,000	760,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Minnesota State Colleges & Universities Refunding Revenue Bonds Series 2012A
10/01/22	5.000%	1,410,000	1,636,940

University of Minnesota Revenue Bonds Series 2009A
04/01/34	5.125%	1,000,000	1,082,050
Series 2011A
12/01/31	5.250%	5,000,000	5,517,150
12/01/36	5.000%	5,985,000	6,366,005

Total			63,054,844

Hospital 24.2%
City of Breckenridge Revenue Bonds Catholic Health Initiatives Series 2004A
05/01/30	5.000%	500,000	501,460

City of Glencoe Refunding Revenue Bonds Glencoe Regional Health Services Project Series 2013
04/01/23	4.000%	400,000	394,384
04/01/24	4.000%	745,000	729,593
04/01/26	4.000%	500,000	473,725
04/01/31	4.000%	1,450,000	1,281,119

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007
05/01/19	5.000%	1,965,000	2,099,268
05/01/20	5.000%	1,000,000	1,055,000
05/01/21	5.000%	1,500,000	1,561,410
05/01/37	5.250%	6,610,000	6,494,986

North Memorial Health Care Series 2005
09/01/35	5.000%	2,500,000	2,362,550

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11/15/32	6.750%	5,240,000	6,040,724

City of Northfield Revenue Bonds Series 2006
11/01/31	5.375%	1,500,000	1,490,385

City of Rochester Revenue Bonds Olmsted Medical Center Series 2010
07/01/30	5.875%	1,950,000	2,091,004

Olmsted Medical Center Project Series 2013
07/01/24	5.000%	300,000	331,857
07/01/27	5.000%	245,000	259,940
07/01/28	5.000%	225,000	235,746
07/01/33	5.000%	650,000	664,775

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Rochester(b) Revenue Bonds Mayo Clinic Series 2011C
11/15/38	4.500%	4,000,000	4,495,880

City of Shakopee Revenue Bonds St. Francis Regional Medical Center Series 2004
09/01/25	5.100%	8,300,000	8,335,773

City of St. Cloud Revenue Bonds Centracare Health System Series 2010A
05/01/30	5.125%	5,000,000	5,242,100

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	6,400,000	6,686,208

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/26	5.625%	3,000,000	3,174,360

City of Stillwater Revenue Bonds Health System Obligation Group Series 2005
06/01/25	5.000%	1,750,000	1,766,713

City of Winona Refunding Revenue Bonds Winona Health Obligation Series 2012
07/01/34	5.000%	750,000	707,258

Winona Health Obligation Group Series 2007
07/01/31	5.150%	2,000,000	2,011,180

County of Chippewa Revenue Bonds Montevideo Hospital Project Series 2007
03/01/20	5.375%	1,940,000	1,998,763
03/01/21	5.375%	1,045,000	1,073,163

County of Meeker Revenue Bonds Memorial Hospital Project Series 2007
11/01/27	5.750%	1,000,000	1,043,860
11/01/37	5.750%	2,250,000	2,319,345

Minneapolis & St. Paul Housing & Redevelopment Authority Revenue Bonds Children’s Health Care Facilities Series 2010A
08/15/25	5.250%	1,000,000	1,086,070
08/15/30	5.000%	2,500,000	2,530,350
08/15/35	5.250%	2,275,000	2,371,346

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/40	6.500%	3,500,000	3,626,455

St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11/15/22	5.000%	1,025,000	1,125,091
Series 2009A-1
11/15/29	5.250%	7,000,000	7,312,270

Gillette Children’s Specialty Series 2009
02/01/27	5.000%	7,445,000	7,569,555
02/01/29	5.000%	3,000,000	3,015,750

Healtheast Project Series 2005
11/15/25	6.000%	2,000,000	2,093,780
11/15/30	6.000%	1,490,000	1,542,567
11/15/35	6.000%	3,500,000	3,610,390

Staples United Hospital District Unlimited General Obligation Bonds Health Care Facilities-Lakewood Series 2004
12/01/34	5.000%	3,775,000	3,794,554

Total			106,600,707

Joint Power Authority 0.9%
Central Minnesota Municipal Power Agency Revenue Bonds Brookings — S.E. Twin Cities Transportation Series 2012
01/01/19	5.000%	1,925,000	2,198,773

Brookings-Southeast Twin Cities Transmission Project Series 2012
01/01/42	5.000%	1,500,000	1,517,400

Total			3,716,173

Local Appropriation 1.1%
Duluth Independent School District No. 709 Certificate of Participation Series 2008B (School District Credit Enhancement Program)
02/01/26	4.750%	4,000,000	4,237,400

Minnetrista Economic Development Authority Revenue Bonds Series 2009A
02/01/31	4.750%	400,000	409,052

Total			4,646,452

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 1.9%
City of Willmar Unlimited General Obligation Refunding Bonds Rice Memorial Hospital Project Series 2012A
02/01/27	5.000%	1,000,000	1,081,010

County of Anoka Unlimited General Obligation Bonds Capital Improvements Series 2008A
02/01/23	5.000%	500,000	564,570

County of Otter Tail Unlimited General Obligation Bonds Disposal Systems-Prairie Lakes Series 2011 AMT(a)
11/01/30	5.000%	2,010,000	2,093,696

County of Ramsey Unlimited General Obligation Bonds Capital Improvement Plan Series 2007A
02/01/23	5.000%	1,125,000	1,276,425
02/01/24	5.000%	1,170,000	1,327,482

Metropolitan Council Unlimited General Obligation Refunding Bonds Waste Water Series 2005B
05/01/25	5.000%	2,000,000	2,141,080

Total			8,484,263

Multi-Family 2.3%
Anoka Housing & Redevelopment Authority Revenue Bonds Woodland Park Apartments Project Series 2011A (FHLMC)
04/01/27	5.000%	2,500,000	2,595,625

Austin Housing & Redevelopment Authority Refunding Revenue Bonds Chauncey & Courtyard Apartments Series 2010
01/01/31	5.000%	1,500,000	1,554,600

City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010
12/01/26	5.750%	1,000,000	1,015,240
12/01/30	6.000%	3,000,000	3,051,090

City of Oak Park Heights Revenue Bonds Housing Oakgreen Commons Project Series 2010
08/01/45	7.000%	2,000,000	2,035,320

Total			10,251,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 11.5%
City of Chaska Electric Refunding Revenue Bonds Generating Facilities Series 2005A
10/01/20	5.250%	1,165,000	1,271,504
10/01/30	5.000%	3,800,000	3,951,278

Hutchinson Utilities Commission Revenue Bonds Series 2012A
12/01/22	5.000%	250,000	284,373
12/01/25	5.000%	400,000	439,296

Minnesota Municipal Power Agency Revenue Bonds Series 2004A
10/01/29	5.125%	5,500,000	5,697,395
Series 2005
10/01/30	5.000%	3,500,000	3,639,335
Series 2007
10/01/32	4.750%	3,000,000	3,006,570
Series 2010A
10/01/35	5.250%	7,000,000	7,222,880

Northern Municipal Power Agency Revenue Bonds Series 2007A (AMBAC)
01/01/26	5.000%	3,500,000	3,772,160
Series 2008A
01/01/21	5.000%	3,500,000	3,925,950

Southern Minnesota Municipal Power Agency Revenue Bonds Series 2002A (AMBAC)
01/01/17	5.250%	4,000,000	4,539,240

Southern Minnesota Municipal Power Agency(c) Revenue Bonds Capital Appreciation Series 1994A (NPFGC)
01/01/19	0.000%	5,000,000	4,379,800
01/01/26	0.000%	10,000,000	6,012,200

Western Minnesota Municipal Power Agency Refunding Revenue Bonds Series 2012-A
01/01/29	5.000%	1,200,000	1,282,656
01/01/30	5.000%	1,000,000	1,064,860

Total			50,489,497

Nursing Home 4.0%
City of Anoka Revenue Bonds Homestead Anoka, Inc. Project Series 2011A
11/01/40	7.000%	1,000,000	1,006,610
11/01/46	7.000%	1,000,000	1,002,660

Senior Revenue Bonds Homestead Anoka Project Series 2011B
11/01/34	6.875%	2,765,000	2,805,480

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of Sartell Revenue Bonds Country Manor Campus Series 2010A
09/01/30	6.125%	840,000	853,709
09/01/36	6.250%	925,000	944,934
09/01/42	6.375%	2,435,000	2,489,544

City of Sauk Rapids Refunding Revenue Bonds Good Shepherd Lutheran Home Series 2013
01/01/39	5.125%	2,500,000	2,200,200

St. Paul Housing & Redevelopment Authority Revenue Bonds Episcopal Homes Project Senior Series 2013
05/01/38	5.000%	1,200,000	1,000,368
05/01/48	5.125%	6,250,000	5,064,437

Total			17,367,942

Other Bond Issue 0.3%
St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds Parking Facilities Project Series 2010A
08/01/35	5.000%	1,500,000	1,514,100

Other Utility 0.3%
St. Paul Port Authority(a) Revenue Bonds Energy Park Utility Co. Project Series 2012 AMT
08/01/28	5.450%	250,000	239,023
08/01/36	5.700%	1,250,000	1,191,875

Total			1,430,898

Pool/Bond Bank 1.2%
City of Minneapolis Limited Tax Supported Common Revenue Bonds Open Access Tech International, Inc. Series 2010
12/01/30	6.250%	1,000,000	1,122,130

City of Minneapolis(a) Limited Tax Revenue Bonds Common Bond Fund Series 2007-2A AMT
06/01/22	5.125%	1,035,000	1,075,572
06/01/28	5.000%	1,500,000	1,501,965

Minnesota Public Facilities Authority Revenue Bonds Series 2005A
03/01/19	5.000%	1,480,000	1,581,010

Total			5,280,677

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 3.0%
City of Victoria Refunding Revenue Bonds Holy Family Catholic High Series 2012
09/01/29	4.600%	1,000,000	916,710
09/01/29	5.000%	2,100,000	2,036,706

City of Woodbury Revenue Bonds MSA Building Co. Series 2012-A
12/01/32	5.000%	220,000	202,081
12/01/43	5.000%	880,000	760,953

County of Anoka Revenue Bonds Spectrum Building Co. Series 2012-A
06/01/27	5.000%	290,000	280,146
06/01/32	5.000%	300,000	275,268
06/01/43	5.000%	1,000,000	855,690

St. Paul Housing & Redevelopment Authority Refunding Revenue Bonds St. Paul Academy & Summit School Series 2007
10/01/24	5.000%	5,000,000	5,247,600

St. Paul Conservatory Series 2013A
03/01/28	4.000%	200,000	168,920
03/01/43	4.625%	1,000,000	805,970

Revenue Bonds Nova Classical Academy Series 2011A
09/01/42	6.625%	1,500,000	1,578,120

Total			13,128,164

Refunded/Escrowed 3.5%
Minnesota Higher Education Facilities Authority Prerefunded 03/01/18 Revenue Bonds College of St. Benedict Series 2008V
03/01/23	4.750%	70,000	80,372

St. Paul Port Authority Prerefunded 12/01/13 Revenue Bonds Office Building at Cedar Street Series 2003-12
12/01/23	5.000%	2,500,000	2,540,125
12/01/27	5.125%	10,815,000	10,993,123

Western Minnesota Municipal Power Agency Revenue Bonds Series 1977A Escrowed to Maturity
01/01/16	6.375%	1,790,000	1,932,341

Total			15,545,961

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 3.1%
Annandale Economic Development Authority Revenue Bonds Annandale Care Center Project Series 2007A
11/01/37	5.900%	3,385,000	3,432,288

City of Moorhead Refunding Revenue Bonds Evercare Senior Living LLC Series 2012
09/01/37	5.125%	1,000,000	865,010

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007
10/01/27	6.000%	1,250,000	1,283,638
10/01/33	6.000%	3,000,000	3,052,680
10/01/47	6.250%	1,265,000	1,287,087

City of Rochester Refunding Revenue Bonds Madonna Towers, Inc. Project Series 2007A
11/01/28	5.875%	2,050,000	2,065,457

Duluth Housing & Redevelopment Authority Revenue Bonds Benedictine Health Center Project Series 2007
11/01/33	5.875%	1,500,000	1,505,985

Total			13,492,145

Single Family 2.3%
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	639,472	676,427

Revenue Bonds Mortgage-Backed Securities Program-City Living Series 2011A (GNMA/FNMA/FHLMC)
12/01/27	4.450%	915,000	945,653

Minneapolis/St. Paul Housing Finance Board(a) Revenue Bonds Single Family Housing Series 2005A-4 AMT
12/01/37	4.700%	14,873	14,906

Minnesota Housing Finance Agency Revenue Bonds Residential Housing Finance Series 2008A
07/01/23	4.650%	435,000	451,778
Series 2009
01/01/40	5.100%	815,000	828,692

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Minnesota Housing Finance Agency(a) Revenue Bonds Residential Housing Finance Series 2006B AMT
07/01/26	4.750%	1,115,000	1,126,551
07/01/31	4.850%	1,495,000	1,501,623
Series 2006I AMT
07/01/26	5.050%	2,890,000	2,946,788
Series 2006M AMT
01/01/37	5.750%	685,000	707,427

Minnesota Housing Finance Agency(a)(b) Revenue Bonds Residential Housing Finance Series 2007D AMT
01/01/38	5.500%	1,045,000	1,103,980

Total			10,303,825

Special Non Property Tax 4.6%
City of Lakeville Revenue Bonds Series 2007
02/01/22	5.000%	175,000	168,250
02/01/27	5.000%	225,000	204,577

County of Hennepin Sales Tax Revenue Bonds 2nd Lien Ballpark Project Series 2008B
12/15/27	4.750%	4,205,000	4,396,916
12/15/29	5.000%	1,825,000	1,932,000

State of Minnesota Revenue Bonds Public Safety Radio Series 2011
06/01/25	5.000%	1,950,000	2,145,078

Territory of Guam(d) Revenue Bonds Section 30 Series 2009A
12/01/34	5.750%	3,500,000	3,621,555
Series 2011A
01/01/42	5.125%	1,200,000	1,214,256

Virgin Islands Public Finance Authority(d) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A
10/01/32	5.000%	4,000,000	3,908,120

Revenue Bonds Matching Fund Loan Notes Series 2012-A
10/01/32	5.000%	2,905,000	2,838,272

Total			20,429,024

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 0.6%
St. Paul Port Authority Tax Allocation Bonds River Bend Project Lot 1 Series 2007-5
02/01/32	6.375%	2,475,000	2,457,749

State Appropriated 6.2%
State of Minnesota Refunding Revenue Bonds Appropriation Series 2012-B
03/01/24	5.000%	2,210,000	2,499,399
03/01/25	5.000%	7,600,000	8,487,604
03/01/28	5.000%	6,000,000	6,463,740
03/01/29	5.000%	4,250,000	4,546,480

University of Minnesota Revenue Bonds State Supported Biomed Science Research Series 2011B
08/01/36	5.000%	5,000,000	5,227,900

Total			27,225,123

State General Obligation 0.5%
State of Minnesota Unlimited General Obligation Bonds State Trunk Highway Series 2011B
10/01/30	5.000%	2,000,000	2,193,540

Student Loan 0.7%
Minnesota Office of Higher Education Revenue Bonds Supplemental Student Loan Program Series 2010
11/01/29	5.000%	2,905,000	2,977,538

Water & Sewer 0.8%
City of Rochester Unlimited General Obligation Bonds Waste Water Series 2004A
02/01/25	5.000%	3,305,000	3,506,473

Total Municipal Bonds
(Cost: $414,638,863)			424,007,851

Floating Rate Notes 0.6%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.6%
Center City Revenue Bonds Hazelden Foundation Project VRDN Series 2005 (U.S. Bank)(e)(f)
11/01/35	0.080%	2,120,000	2,120,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)

St. Paul Port Authority Revenue Bonds Minnesota Public Radio Project VRDN Series 2005-7 (JP Morgan Chase Bank)(e)(f)
05/01/25	0.090%	400,000	400,000

Total			2,520,000

Total Floating Rate Notes
(Cost: $2,520,000)			2,520,000

Money Market Funds 1.3%
	Shares	Value ($)

JPMorgan Tax-Free Money Market Fund, 0.010%(g)	5,897,878	5,897,878

Total Money Market Funds
(Cost: $5,897,878)		5,897,878

Total Investments
(Cost: $423,056,741)		432,425,729

Other Assets & Liabilities, Net		7,665,805

Net Assets		440,091,534

Notes to Portfolio of Investments

(a)	Income from this security may be subject to alternative minimum tax.

(b)	Variable rate security.

(c)	Zero coupon bond.

(d)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2013, the value of these securities amounted to $11,582,203 or 2.63% of net assets.

(e)	Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2013.

(f)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(g)	The rate shown is the seven-day current annualized yield at July 31, 2013.

Abbreviation Legend

AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Minnesota Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	424,007,851	—	424,007,851

Total Bonds	—	424,007,851	—	424,007,851

Short-Term Securities

Floating Rate Notes	—	2,520,000	—	2,520,000

Total Short-Term Securities	—	2,520,000	—	2,520,000

Mutual Funds

Money Market Funds	5,897,878	—	—	5,897,878

Total Mutual Funds	5,897,878	—	—	5,897,878

Total	5,897,878	426,527,851	—	432,425,729

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value (identified cost $423,056,741)	$432,425,729

Receivable for:

Investments sold	2,229,617

Capital shares sold	1,753,303

Interest	5,695,243

Prepaid expenses	6,551

Total assets	442,110,443

Liabilities

Payable for:

Capital shares purchased	505,556

Dividend distributions to shareholders	1,388,669

Investment management fees	4,816

Distribution and/or service fees	3,836

Transfer agent fees	22,122

Administration fees	817

Compensation of board members	20,378

Other expenses	72,715

Total liabilities	2,018,909

Net assets applicable to outstanding capital stock	$440,091,534

Represented by

Paid-in capital	$430,630,151

Undistributed net investment income	324,769

Accumulated net realized loss	(232,374)

Unrealized appreciation (depreciation) on:

Investments	9,368,988

Total — representing net assets applicable to outstanding capital stock	$440,091,534

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Minnesota Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$396,780,458

Shares outstanding	74,925,647

Net asset value per share	$5.30

Maximum offering price per share(a)	$5.56

Class B

Net assets	$1,206,657

Shares outstanding	227,514

Net asset value per share	$5.30

Class C

Net assets	$39,819,968

Shares outstanding	7,518,475

Net asset value per share	$5.30

Class R4

Net assets	$2,373

Shares outstanding	449

Net asset value per share	$5.29

Class Z

Net assets	$2,282,078

Shares outstanding	431,209

Net asset value per share	$5.29

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income

Income:

Dividends	$280

Interest	20,561,860

Total income	20,562,140

Expenses:

Investment management fees	1,873,492

Distribution and/or service fees

Class A	1,062,550

Class B	16,733

Class C	396,377

Transfer agent fees

Class A	325,607

Class B	1,280

Class C	30,406

Class Z	1,572

Administration fees	316,928

Compensation of board members	21,168

Custodian fees	6,120

Printing and postage fees	45,997

Registration fees	53,049

Professional fees	36,870

Other	14,507

Total expenses	4,202,656

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(52,762)

Expense reductions	(80)

Total net expenses	4,149,814

Net investment income	16,412,326

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	1,092,043

Net realized gain	1,092,043

Net change in unrealized appreciation (depreciation) on:
Investments	(28,947,313)

Net change in unrealized appreciation (depreciation)	(28,947,313)

Net realized and unrealized loss	(27,855,270)

Net decrease in net assets from operations	$(11,442,944)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012(b)	Year Ended August 31, 2011(c)
Operations

Net investment income	$16,412,326	$14,781,534	$14,483,640

Net realized gain	1,092,043	821,147	2,830,950

Net change in unrealized appreciation (depreciation)	(28,947,313)	23,091,874	(7,533,608)

Net increase (decrease) in net assets resulting from operations	(11,442,944)	38,694,555	9,780,982

Distributions to shareholders

Net investment income

Class A	(15,094,990)	(13,798,304)	(13,551,373)

Class B	(46,807)	(76,805)	(155,995)

Class C	(1,109,413)	(839,398)	(739,654)

Class R4	(35)	—	—

Class Z	(77,577)	(42,916)	(7,779)

Net realized gains

Class A	(612,142)	(2,768,472)	(64,546)

Class B	(2,609)	(19,828)	(1,085)

Class C	(54,733)	(199,662)	(4,359)

Class Z	(2,257)	(7,801)	—

Total distributions to shareholders	(17,000,563)	(17,753,186)	(14,524,791)

Increase (decrease) in net assets from capital stock activity	13,913,088	32,316,326	50,780,276

Total increase (decrease) in net assets	(14,530,419)	53,257,695	46,036,467

Net assets at beginning of year	454,621,953	401,364,258	355,327,791

Net assets at end of year	$440,091,534	$454,621,953	$401,364,258

Undistributed net investment income	$324,769	$241,265	$217,154

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(c)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year ended July 31, 2013(a)		Year ended July 31, 2012(b)		Year ended August 31, 2011(c)
	Shares	Dollars($)	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity

Class A shares

Subscriptions(d)	9,513,178	53,436,954	8,190,291	44,995,091	6,632,744	34,804,916

Fund merger	—	—	—	—	11,536,094	58,610,896

Distributions reinvested	2,493,379	13,924,322	2,568,080	14,060,945	2,149,506	11,245,220

Redemptions	(11,115,815)	(61,655,894)	(6,289,861)	(34,506,208)	(10,952,832)	(56,853,447)

Net increase	890,742	5,705,382	4,468,510	24,549,828	9,365,512	47,807,585

Class B shares

Subscriptions	8,750	49,295	13,900	76,583	11,038	59,105

Distributions reinvested	8,585	48,089	15,820	86,601	26,855	140,337

Redemptions(d)	(110,291)	(610,064)	(209,940)	(1,175,952)	(590,524)	(3,102,147)

Net decrease	(92,956)	(512,680)	(180,220)	(1,012,768)	(552,631)	(2,902,705)

Class C shares

Subscriptions	2,495,358	14,018,529	1,821,673	10,028,353	1,337,470	6,999,197

Fund merger	—	—	—	—	314,741	1,598,401

Distributions reinvested	198,670	1,108,646	169,527	928,258	125,181	654,335

Redemptions	(1,350,235)	(7,476,521)	(493,768)	(2,719,487)	(797,068)	(4,138,526)

Net increase	1,343,793	7,650,654	1,497,432	8,237,124	980,324	5,113,407

Class R4 shares

Subscriptions	447	2,500	—	—	—	—

Distributions reinvested	2	8	—	—	—	—

Net increase	449	2,508	—	—	—	—

Class Z shares

Subscriptions	279,271	1,572,403	116,804	638,961	146,163	766,239

Distributions reinvested	10,027	55,822	7,162	39,275	820	4,347

Redemptions	(102,641)	(561,001)	(24,761)	(136,094)	(1,636)	(8,597)

Net increase	186,657	1,067,224	99,205	542,142	145,347	761,989

Total net increase	2,328,685	13,913,088	5,884,927	32,316,326	9,938,552	50,780,276

(a)	Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(c)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(d)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Minnesota Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,				Year Ended August 31,
Class A	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.63		$5.36		$5.47		$5.16	$5.11		$5.14

Income from investment operations:

Net investment income	0.20		0.19		0.21		0.22	0.21		0.21

Net realized and unrealized gain (loss)	(0.32)		0.31		(0.10)		0.30	0.05		(0.03)

Total from investment operations	(0.12)		0.50		0.11		0.52	0.26		0.18

Less distributions to shareholders:

Net investment income	(0.20)		(0.19)		(0.22)		(0.21)	(0.21)		(0.21)

Net realized gains	(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.21)		(0.23)		(0.22)		(0.21)	(0.21)		(0.21)

Net asset value, end of period	$5.30		$5.63		$5.36		$5.47	$5.16		$5.11

Total return	(2.32%)		9.59%		2.09%		10.38%	5.50%		3.50%

Ratios to average net assets(c)(d)

Total gross expenses	0.83%		0.84	%(e)	0.82%		0.82%	0.88	%(f)	0.99	%(f)

Total net expenses(g)	0.82	%(h)	0.79	%(e)(h)	0.79%		0.79%	0.84	%(f)	0.95	%(f)(i)

Net investment income	3.57%		3.85	%(e)	4.08%		4.08%	4.31%		4.05%

Supplemental data

Net assets, end of period (in thousands)	$396,780		$416,684		$372,830		$329,335	$301,421		$289,301

Portfolio turnover	14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Annualized.

(f)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended August 31,
Class B	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.64		$5.37		$5.48		$5.16	$5.12		$5.15

Income from investment operations:

Net investment income	0.16		0.16		0.18		0.18	0.18		0.17
Net realized and unrealized gain (loss)	(0.34)		0.30		(0.11)		0.31	0.04		(0.03)

Total from investment operations	(0.18)		0.46		0.07		0.49	0.22		0.14

Less distributions to shareholders:

Net investment income	(0.15)		(0.15)		(0.18)		(0.17)	(0.18)		(0.17)

Net realized gains	(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.16)		(0.19)		(0.18)		(0.17)	(0.18)		(0.17)

Net asset value, end of period	$5.30		$5.64		$5.37		$5.48	$5.16		$5.12

Total return	(3.22%)		8.82%		1.33%		9.75%	4.50%		2.72%

Ratios to average net assets(c)(d)

Total gross expenses	1.58%		1.59	%(e)	1.58%		1.57%	1.63	%(f)	1.75	%(f)

Total net expenses(g)	1.57	%(h)	1.54	%(e)(h)	1.54%		1.55%	1.59	%(f)	1.70	%(f)(i)

Net investment income	2.81%		3.09	%(e)	3.32%		3.31%	3.56%		3.29%

Supplemental data

Net assets, end of period (in thousands)	$1,207		$1,806		$2,688		$5,768	$9,062		$13,969

Portfolio turnover	14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Annualized.

(f)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended August 31,
Class C	2013		2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$5.63		$5.36		$5.47		$5.16	$5.12		$5.15

Income from investment operations:

Net investment income	0.16		0.16		0.17		0.18	0.18		0.17

Net realized and unrealized gain (loss)	(0.33)		0.30		(0.10)		0.30	0.04		(0.03)

Total from investment operations	(0.17)		0.46		0.07		0.48	0.22		0.14

Less distributions to shareholders:

Net investment income	(0.15)		(0.15)		(0.18)		(0.17)	(0.18)		(0.17)

Net realized gains	(0.01)		(0.04)		(0.00	)(b)	—	—		—

Total distributions to shareholders	(0.16)		(0.19)		(0.18)		(0.17)	(0.18)		(0.17)

Net asset value, end of period	$5.30		$5.63		$5.36		$5.47	$5.16		$5.12

Total return	(3.05%)		8.84%		1.33%		9.56%	4.51%		2.72%

Ratios to average net assets(c)(d)

Total gross expenses	1.58%		1.59	%(e)	1.57%		1.57%	1.63	%(f)	1.75	%(f)

Total net expenses(g)	1.57	%(h)	1.54	%(e)(h)	1.54%		1.54%	1.59	%(f)	1.70	%(f)(i)

Net investment income	2.81%		3.09	%(e)	3.33%		3.32%	3.55%		3.29%

Supplemental data

Net assets, end of period (in thousands)	$39,820		$34,756		$25,068		$20,225	$12,605		$8,460

Portfolio turnover	14%		8%		22%		21%	33%		23%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Certain line items from prior years have been reclassified to conform to the current presentation.

(e)	Annualized.

(f)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.05% and 0.16% for the years ended August 31, 2009 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(g)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Expense ratio is before the reduction of earnings/bank fee credits on cash balances. For the year ended August 31, 2008, earnings/bank fee credits lowered the expense ratio by 0.01% of average daily net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$5.59

Income from investment operations:

Net investment income	0.08

Net realized and unrealized loss	(0.30)

Total from investment operations	(0.22)

Less distributions to shareholders:

Net investment income	(0.08)

Total distributions to shareholders	(0.08)

Net asset value, end of period	$5.29

Total return	(4.02%)

Ratios to average net assets(b)

Total gross expenses	0.57	%(c)

Total net expenses(d)	0.57	%(c)

Net investment income	3.94	%(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	14%

Notes to Financial Highlights

(a)	For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Minnesota Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended August 31,
Class Z	2013		2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$5.62		$5.36		$5.46

Income from investment operations:

Net investment income	0.21		0.21		0.20

Net realized and unrealized gain (loss)	(0.32)		0.30		(0.09)

Total from investment operations	(0.11)		0.51		0.11

Less distributions to shareholders:

Net investment income	(0.21)		(0.21)		(0.21)

Net realized gains	(0.01)		(0.04)		(0.00	)(c)

Total distributions to shareholders	(0.22)		(0.25)		(0.21)

Net asset value, end of period	$5.29		$5.62		$5.36

Total return	(2.09%)		9.65%		2.22%

Ratios to average net assets(d)

Total gross expenses	0.58%		0.59	%(e)	0.54	%(e)

Total net expenses(f)	0.57	%(g)	0.54	%(e)(g)	0.54	%(e)

Net investment income	3.82%		4.09	%(e)	4.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$2,282		$1,376		$779

Portfolio turnover	14%		8%		22%

Notes to Financial Highlights

(a)	For the period from September 1, 2011 to July 31, 2012. During the period, the Fund’s fiscal year end was changed from August 31 to July 31.

(b)	For the period from September 27, 2010 (commencement of operations) to August 31, 2011.

(c)	Rounds to zero.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2013	25

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.40% to 0.27% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.40% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

26	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $2,425.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.08%
Class B	0.08
Class C	0.08
Class R4	0.08	*
Class Z	0.08

*	Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $63,039. The liability remaining at July 31, 2013 for non-recurring charges associated with the lease amounted to $35,796 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $80.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $121,000 and $328,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2013	27

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $626,136 for Class A, $317 for Class B and $1,566 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	November 1, 2012 through November 30, 2013		Prior to November 1, 2012
Class A	0.85%		0.79%
Class B	1.60		1.54
Class C	1.60		1.54
Class R4	0.60	*	—
Class Z	0.60		0.54

*	Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through March 18, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for Trustees’ deferred compensation,

principal and/or interest of fixed income securities, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Period Ended July 31, 2012 ($)	Year Ended August 31, 2011 ($)
Tax-exempt income	16,328,822	14,753,589	14,416,652
Ordinary income	249,780	403,721	38,149
Long-term capital gains	421,961	2,595,876	69,990
Total	17,000,563	17,753,186	14,524,791

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,390,730
Undistributed accumulated long-term gain	955,723
Unrealized appreciation	8,524,259

At July 31, 2013, the cost of investments for federal income tax purposes was $423,901,470 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$16,700,617
Unrealized depreciation	(8,176,358)
Net unrealized appreciation	8,524,259

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $71,894,897 and $65,047,171, respectively, for the year ended July 31, 2013.

28	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 6. Shareholder Concentration

At July 31, 2013, affiliated shareholder accounts owned 20.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 8. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Seligman Minnesota Municipal Fund. The reorganization was completed after shareholders of Seligman Minnesota Municipal Fund a series of Seligman Municipal Fund Series, Inc. approved a plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $322,141,805 and the combined net assets immediately after the acquisition were $382,351,102.

The merger was accomplished by a tax-free exchange of 8,349,212 shares of Seligman Minnesota Municipal Fund valued at $60,209,297 (including unrealized depreciation of $151,347).

In exchange for Seligman Minnesota Municipal Fund shares, the Fund issued the following number of shares:

Shares
Class A	11,536,094
Class C	314,741

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Seligman Minnesota Municipal Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Seligman Minnesota Municipal Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on September 1, 2010, Columbia Minnesota Tax-Exempt Fund’s pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended August 31, 2011 would have been approximately $16.0 million, $3.0 million, $(12.0 million) and $7.0 million, respectively.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Annual Report 2013	29

Columbia Minnesota Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2013

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II

and the Shareholders of Columbia Minnesota Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Minnesota Tax-Exempt Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

Annual Report 2013	31

Columbia Minnesota Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of amounts for use in preparing 2013 income tax returns

Tax Designations:

Capital Gain Dividend	$1,446,568
Exempt-Interest Dividends	100%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

32	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	33

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	35

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

36	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013	37

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

38	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that: (i) the Funds’ standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013	39

Columbia Minnesota Tax-Exempt Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

40	Annual Report 2013

Columbia Minnesota Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Minnesota Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN199_07_C01_(09/13)

Annual Report July 31, 2013

Columbia Money Market Fund

President’s Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester’s spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective

>	Fee and expense table

>	Portfolio turnover rate information

>	Principal investment strategies, principal risks and performance information

>	Management information

>	Purchase and sale information

>	Tax information

>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>	Detailed up-to-date fund performance and portfolio information

>	Economic analysis and market commentary

>	Quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Money Market Fund

Performance Overview

Performance Summary

>	Columbia Money Market Fund (the Fund) Class A shares returned 0.03% for the 12-month period that ended July 31, 2013.

>

Both the Fund’s annualized simple yield and its annualized compound yield were 0.01% for the seven-day period ended July 31, 2013. The 7-day yields reflect more closely the earnings of the Fund than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended July 31, 2013)
	Inception	1 Year	5 Years	10 Years
Class A	10/06/75	0.03	0.18	1.49
Class B	03/20/95
Excluding sales charges		0.03	0.10	1.15
Including sales charges		-4.97	-0.30	1.15
Class C	06/26/00
Excluding sales charges		0.03	0.10	1.16
Including sales charges		-0.97	0.10	1.16
Class I*	03/04/04	0.03	0.20	1.65
Class R*	08/03/09	0.03	0.20	1.50
Class R5*	12/11/06	0.03	0.20	1.54
Class W*	12/01/06	0.03	0.16	1.47
Class Z*	04/30/10	0.03	0.18	1.49

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter). Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

2	Annual Report 2013

Columbia Money Market Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund’s Class A shares returned 0.03%. Both the Fund’s annualized simple yield and its annualized compound yield were 0.01% for the seven-day period ended July 31, 2013.

Low Yields Characterize Money Market Universe

The Federal Reserve’s (the Fed’s) quantitative easing program, which involved the purchase of Treasury and mortgage securities in an effort to keep long-term interest rates low, has held short-term yields at or near historical lows for several years. During the past 12 months, yields attained their relative highs early in the period, at which time the Fed was selling shorter-dated Treasury securities as part of its “operation twist” program. Once this program ended in the fourth quarter of 2012, short-term securities became quite scarce, and rates fell significantly, hovering just above zero for the remainder of the period.

On the economic front, growth continued to firm, albeit at very low levels relative to previous recoveries. When the presidential election was settled in November of 2012, some uncertainty was taken out of the financial markets, but what followed was a protracted fight over the Bush era tax cuts, sequestration’s enforced spending cuts and the debt ceiling. Only a last-minute compromise prevented a government shutdown. In this environment, money markets were caught in a struggle in which investors sought short-term liquidity but issuers desired (or were required) to issue longer-term debt. The short-term (zero to one-year) money market yield curve steepened somewhat, as longer rates moved slightly higher in conjunction with modest improvements in the labor market and the Fed’s indications that it is considering tapering its purchases under the quantitative easing program.

Managing Risk Exposure in a Low-Yield Environment

Our focus for the Fund is risk avoidance, which calls for a well-diversified portfolio. During the 12 months ended July 31, 2013, liquidity considerations caused the Fund to maintain a full allocation to government securities despite their low yields. As a general rule, sectors and individual securities that carry higher yields also tend to carry higher risk, and although we may own these securities from time to time in an effort to bolster yields, we are careful to ensure that such exposures are prudent.

The Fund’s weighted average maturity ranged from 29 days to 45 days during the period, generally toward the longer end of that range. This positioning is largely explained by noting that government securities and our most secure credits tend to have longer maturities (one to three months), whereas securities with the greatest amount of risk tended to have shorter maturities (overnight to one month). The weighted average maturity at the end of the period was 42 days.

Looking Ahead

Based on commentary from the Fed and our own economic forecast, it currently appears that short-term rates may remain low for quite some time. The effects of sequestration have reduced the budget deficit to the point where the Treasury may begin to cut the size of its regular auctions. This action will further reduce the availability of already scarce issuance, which we believe should serve to keep short-term rates near zero. Once the Fed begins to taper its purchases under the quantitative easing program, investors may decide that it’s time to hold more cash, a combination that would tend to create additional downward pressure on rates.

Portfolio Management

Leonard Aplet, CFA

John McColley

Portfolio Breakdown (%) (at July 31, 2013)
Asset-Backed Commercial Paper	21.6
Asset-Backed Securities — Non-Agency (a)	3.1
Certificates of Deposit	11.6
Commercial Paper	37.8
Repurchase Agreements	5.4
Treasury Bills	9.6
U.S. Government & Agency Obligations	10.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Category comprised of short-term asset-backed securities.

Annual Report 2013	3

Columbia Money Market Fund

Manager Discussion of Fund Performance (continued)

In this environment, we currently intend to look for opportunities to extend the maturities of government securities to take advantage of higher yields, while simultaneously keeping maturities short in the non-government sectors of the portfolio. As a result, we expect the portfolio’s weighted average maturity to remain in the upper half of its mandated range. Generating current income consistent with liquidity and stability of principal will remain our number one goal and we will continue to manage the portfolio to that end.

4	Annual Report 2013

Columbia Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.20	0.60	0.60	0.12
Class B	1,000.00	1,000.00	1,000.00	1,024.15	0.64	0.65	0.13
Class C	1,000.00	1,000.00	1,000.00	1,024.20	0.60	0.60	0.12
Class I	1,000.00	1,000.00	1,000.10	1,024.25	0.55	0.55	0.11
Class R	1,000.00	1,000.00	1,000.00	1,024.20	0.60	0.60	0.12
Class R5	1,000.00	1,000.00	1,000.10	1,024.25	0.55	0.55	0.11
Class W	1,000.00	1,000.00	1,000.00	1,024.25	0.55	0.55	0.11
Class Z	1,000.00	1,000.00	1,000.00	1,024.20	0.60	0.60	0.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager and its affiliates not limited the expenses of the Fund during the six months ended July 31, 2013, the annualized expense ratios would have been 0.62% for Class A, 1.27% for Class B, 1.27% for Class C, 0.32% for Class I, 0.77% for Class R, 0.37% for Class R5, 0.62% for Class W and 0.52% for Class Z. The actual expenses paid would have been $3.07 for Class A, $6.30 for Class B, $6.30 for Class C, $1.59 for Class I, $3.82 for Class R, $1.84 for Class R5, $3.07 for Class W and $2.58 for Class Z; the hypothetical expenses paid would have been $3.11 for Class A, $6.36 for Class B, $6.36 for Class C, $1.61 for Class I, $3.86 For Class R, $1.86 for Class R5, $3.11 for Class W and $2.61 for Class Z.

Annual Report 2013	5

Columbia Money Market Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 21.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Bryant Park Funding LLC(a)
08/01/13	0.081%	58,800,000	58,800,000

FCAR Owner Trust Series I
10/03/13	0.190%	12,500,000	12,495,844
10/07/13	0.220%	10,000,000	9,995,906

Fairway Finance Co. LLC(a)
09/05/13	0.170%	23,730,000	23,726,078
09/19/13	0.170%	33,000,000	32,992,364

Market Street Funding LLC(a)
09/27/13	0.170%	20,000,000	19,994,617
10/01/13	0.170%	38,024,000	38,013,047

MetLife Short Term Funding LLC(a)
08/19/13	0.150%	22,000,000	21,998,240
09/11/13	0.150%	35,000,000	34,994,021

Old Line Funding LLC(a)
08/16/13	0.190%	20,000,000	19,998,333
09/13/13	0.200%	30,000,000	29,992,833

Regency Markets No. 1 LLC(a)
08/15/13	0.140%	26,000,000	25,998,483
08/19/13	0.140%	28,200,000	28,197,885

Thunder Bay Funding LLC(a)
08/01/13	0.213%	31,035,000	31,035,000
08/27/13	0.120%	26,000,000	25,997,747

Total Asset-Backed Commercial Paper
(Cost: $414,230,398)			414,230,398

Commercial Paper 37.4%
Banking 8.5%
Bank of Nova Scotia Trust Co.
08/01/13	0.041%	58,000,000	58,000,000

HSBC U.S.A., Inc.
08/05/13	0.160%	52,000,000	51,998,844

State Street Corp.
09/10/13	0.170%	25,000,000	24,995,278
11/05/13	0.170%	30,000,000	29,986,400

Total			164,980,522

Consumer Products 3.0%
Procter & Gamble Co. (The)(a)
08/06/13	0.080%	35,000,000	34,999,563
08/27/13	0.100%	22,000,000	21,998,411

Total			56,997,974

Diversified Manufacturing 3.0%
General Electric Co.
08/05/13	0.040%	58,000,000	57,999,678

Integrated Energy 4.7%
Chevron Corp.(a)
08/08/13	0.040%	41,000,000	40,999,601

Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Exxon Mobil Corp.
08/20/13	0.080%	50,000,000	49,997,889

Total			90,997,490

Life Insurance 3.0%
New York Life Capital Corp.(a)
08/07/13	0.120%	29,000,000	28,999,323
08/21/13	0.140%	29,000,000	28,997,745

Total			57,997,068

Pharmaceuticals 8.8%
Merck & Co., Inc.(a)
09/26/13	0.090%	58,000,000	57,992,284

Roche Holdings, Inc.(a)
09/24/13	0.080%	18,000,000	17,997,840
10/16/13	0.100%	16,000,000	15,996,622
11/01/13	0.080%	21,000,000	20,995,707

Sanofi Aventis(a)
09/16/13	0.130%	40,000,000	39,993,356
09/25/13	0.140%	18,000,000	17,996,150

Total			170,971,959

Property & Casualty 1.6%
Travelers Co., Inc.(a)
08/02/13	0.020%	16,000,000	15,999,982
08/14/13	0.040%	14,000,000	13,999,798

Total			29,999,780

Retailers 2.6%
Wal-Mart Stores, Inc.(a)
08/12/13	0.070%	28,800,000	28,799,384
09/17/13	0.100%	22,000,000	21,997,128

Total			50,796,512

Technology 2.2%
International Business Machines Co.(a)
08/02/13	0.020%	42,000,000	41,999,953

Total Commercial Paper
(Cost: $722,740,936)			722,740,936

Certificates of Deposit 11.5%
Australia and New Zealand Banking Group
08/07/13	0.110%	58,000,000	58,000,000

Branch Banking and Trust Co.
10/30/13	0.120%	50,000,000	50,000,000

Canadian Imperial Bank of Commerce
08/08/13	0.050%	58,000,000	58,000,000

Toronto Dominion Bank
10/17/13	0.150%	57,000,000	57,000,000

Total Certificates of Deposit
(Cost: $223,000,000)			223,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Annual Report 2013

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2013

U.S. Government & Agency Obligations 10.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)

Federal Home Loan Banks
08/09/13	0.010%	18,200,000	18,199,939
08/16/13	0.020%	28,000,000	27,999,708
09/04/13	0.030%	32,900,000	32,899,068
09/18/13	0.080%	33,800,000	33,796,169
09/20/13	0.040%	31,700,000	31,698,239
11/13/13	0.110%	24,000,000	23,999,520
01/30/14	0.110%	11,000,000	10,998,780
03/28/14	0.180%	20,000,000	19,992,499
07/29/14	0.200%	10,000,000	10,000,000

Total U.S. Government & Agency Obligations
(Cost: $209,583,922)			209,583,922

Repurchase Agreements 5.4%
Barclays Bank PLC dated 07/31/13, matures 08/01/13, repurchase price $34,400,067 (collateralized by U.S. Treasury Note total market value $34,400,046)
	0.070%	34,400,000	34,400,000
RBC Capital Markets LLC dated 07/31/13, matures 08/01/13, repurchase price $35,000,039 (collateralized by U.S. Treasury Bill total market value $35,700,016)
	0.040%	35,000,000	35,000,000
TD Securities dated 07/31/13, matured 08/01/13, repurchase price $35,000,049 (collateralized by U.S. Treasury Note total market value $35,700,066)
	0.050%	35,000,000	35,000,000

Total Repurchase Agreements
(Cost: $104,400,000)			104,400,000

Treasury Bills 9.5%
U.S. Treasury Bills
08/01/13	0.030%	15,000,000	15,000,000
08/15/13	0.020%	55,000,000	54,999,600
08/22/13	0.010%	75,000,000	74,999,367
08/29/13	0.020%	39,000,000	38,999,333

Total Treasury Bills
(Cost: $183,998,300)			183,998,300

Asset-Backed Securities — Non-Agency 3.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

ABS Other 1.1%
CNH Equipment Trust Series 2013-A Class A1
03/15/14	0.230%	6,572,582	6,572,582

Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

GE Equipment Small Ticket LLC Series 2013-1A Class A1(b)
08/25/14	0.230%	12,000,000	12,000,000

Great America Leasing Receivables Series 2013-1 Class A1(b)
02/18/14	0.240%	2,391,802	2,391,802

Macquarie Equipment Funding Trust Series 2012-A Class A1(b)
10/21/13	0.290%	898,710	898,710

Total			21,863,094

Car Loan 2.0%
ARI Fleet Lease Trust Series 2013-A Class A1(b)
04/15/14	0.260%	5,736,093	5,736,093

AmeriCredit Automobile Receivables Trust Series 2013-1 Class A1
02/10/14	0.240%	943,115	943,115

CarMax Auto Owner Trust Series 2013-1 Class A1
02/17/14	0.200%	1,154,002	1,154,002

Enterprise Fleet Financing LLC Series 2013-1 Class A1(b)
03/20/14	0.260%	4,274,682	4,274,682

Ford Credit Auto Owner Trust Series 2013-A Class A1(b)
03/15/14	0.200%	208,434	208,434

Hyundai Auto Lease Securitization Trust Series 2013-A Class A1(b)
03/17/14	0.230%	1,815,446	1,815,446

Hyundai Auto Receivables Trust Series 2013-A Class A1
02/18/14	0.200%	1,325,515	1,325,515

Mercedes-Benz Auto Lease Trust Series 2013-A Class A1
05/15/14	0.270%	9,305,512	9,305,512

SMART Trust Series 2013-2US Class A1
05/14/14	0.260%	9,345,010	9,345,010

Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A1
03/20/14	0.200%	3,239,186	3,239,186

Total			37,346,995

Total Asset-Backed Securities — Non-Agency
(Cost: $59,210,089)			59,210,089

Total Investments
(Cost: $1,917,163,645)			1,917,163,645

Other Assets & Liabilities, Net			16,147,586

Net Assets			1,933,311,231

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments

(a)	Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” This security may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $841,501,495 or 43.53% of net assets.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $27,325,167 or 1.41% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Money Market Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

Asset-Backed Commercial Paper	—	414,230,398	—	414,230,398

Commercial Paper	—	722,740,936	—	722,740,936

Certificates of Deposit	—	223,000,000	—	223,000,000

U.S. Government & Agency Obligations	—	209,583,922	—	209,583,922

Repurchase Agreements	—	104,400,000	—	104,400,000

Treasury Bills	—	183,998,300	—	183,998,300

Total Short-Term Securities	—	1,857,953,556	—	1,857,953,556

Bonds

Asset-Backed Securities — Non-Agency	—	59,210,089	—	59,210,089

Total Bonds	—	59,210,089	—	59,210,089

Total	—	1,917,163,645	—	1,917,163,645

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Money Market Fund

Statement of Assets and Liabilities

July 31, 2013

Assets

Investments, at value (identified cost $1,812,763,645)	$1,812,763,645

Repurchase agreements (identified cost $104,400,000)	104,400,000

Total investments (identified cost $1,917,163,645)	1,917,163,645

Cash	235,133

Receivable for:

Capital shares sold	23,615,823

Interest	19,314

Expense reimbursement due from Investment Manager	32,467

Prepaid expenses	16,655

Other assets	3,719

Total assets	1,941,086,756

Liabilities

Payable for:

Capital shares purchased	7,131,978

Dividend distributions to shareholders	13,257

Investment management fees	16,708

Distribution and/or service fees	203

Transfer agent fees	257,820

Administration fees	2,833

Compensation of board members	115,519

Other expenses	237,207

Total liabilities	7,775,525

Net assets applicable to outstanding capital stock	$1,933,311,231

Represented by

Paid-in capital	$1,933,440,098

Excess of distributions over net investment income	(128,867)

Total — representing net assets applicable to outstanding capital stock	$1,933,311,231

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Money Market Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A

Net assets	$1,756,156,955

Shares outstanding	1,755,971,801

Net asset value per share	$1.00

Class B

Net assets	$9,860,089

Shares outstanding	9,859,981

Net asset value per share	$1.00

Class C

Net assets	$27,579,644

Shares outstanding	27,579,926

Net asset value per share	$1.00

Class I

Net assets	$662,308

Shares outstanding	661,803

Net asset value per share	$1.00

Class R

Net assets	$6,904,337

Shares outstanding	6,905,445

Net asset value per share	$1.00

Class R5

Net assets	$639,912

Shares outstanding	639,749

Net asset value per share	$1.00

Class W

Net assets	$2,073,055

Shares outstanding	2,073,013

Net asset value per share	$1.00

Class Z

Net assets	$129,434,931

Shares outstanding	129,443,202

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Money Market Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income

Income:

Interest	$2,599,764

Total income	2,599,764

Expenses:

Investment management fees	6,082,604

Distribution and/or service fees

Class B	85,679

Transfer agent fees

Class A	7,107,695

Class B	45,762

Class C	66,007

Class R	12,072

Class R5	209

Class W	9,105

Class Z	406,745

Administration fees	1,031,373

Compensation of board members	62,721

Custodian fees	28,234

Printing and postage fees	304,074

Registration fees	155,126

Professional fees	55,715

Other	17,167

Total expenses	15,470,288

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(12,993,538)

Expense reductions	(6,639)

Total net expenses	2,470,111

Net investment income	129,653

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	540

Net realized gain	540

Net increase in net assets resulting from operations	$130,193

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Money Market Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations

Net investment income	$129,653	$156,976

Net realized gain	540	329,750

Net increase in net assets resulting from operations	130,193	486,726

Distributions to shareholders

Net investment income

Class A	(137,368)	(155,893)

Class B	(831)	(1,285)

Class C	(1,532)	(1,349)

Class I	(54)	(830)

Class R	(307)	(59)

Class R5	(68)	(72)

Class W	(228)	(1,532)

Class Z	(9,968)	(6,745)

Net realized gains

Class A	(316,457)	—

Class B	(2,103)	—

Class C	(2,038)	—

Class I	(91)	—

Class R	(126)	—

Class R5	(130)	—

Class W	(423)	—

Class Z	(19,062)	—

Total distributions to shareholders	(490,786)	(167,765)

Increase (decrease) in net assets from capital stock activity	(9,185,557)	(384,974,597)

Total decrease in net assets	(9,546,150)	(384,655,636)

Net assets at beginning of year	1,942,857,381	2,327,513,017

Net assets at end of year	$1,933,311,231	$1,942,857,381

Excess of distributions over net investment income	$(128,867)	$(83,886)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,980,047,806	1,980,067,808	2,091,520,726	2,091,523,669

Fund merger	84,562,011	84,553,000	—	—

Distributions reinvested	450,298	450,298	152,834	152,834

Redemptions	(2,154,746,765)	(2,154,746,766)	(2,416,437,557)	(2,416,437,558)

Net decrease	(89,686,650)	(89,675,660)	(324,763,997)	(324,761,055)

Class B shares

Subscriptions	5,159,178	5,159,179	10,216,448	10,216,448

Fund merger	1,166,028	1,167,092	—	—

Distributions reinvested	2,765	2,765	1,192	1,192

Redemptions(a)	(8,625,163)	(8,625,164)	(16,676,481)	(16,676,483)

Net decrease	(2,297,192)	(2,296,128)	(6,458,841)	(6,458,843)

Class C shares

Subscriptions	23,795,262	23,775,261	21,790,450	21,790,451

Fund merger	12,356,278	12,376,015	—	—

Distributions reinvested	3,430	3,430	1,225	1,225

Redemptions	(18,823,825)	(18,823,825)	(24,517,501)	(24,517,501)

Net increase (decrease)	17,331,145	17,330,881	(2,725,826)	(2,725,825)

Class I shares

Subscriptions	272,540	272,540	791,114	789,222

Distributions reinvested	143	143	747	747

Redemptions	(1,551)	(1,551)	(38,867,948)	(38,867,948)

Net increase (decrease)	271,132	271,132	(38,076,087)	(38,077,979)

Class R shares

Subscriptions	4,006,242	4,006,242	2,320,468	2,320,468

Fund merger	6,600,499	6,599,626	—	—

Distributions reinvested	423	423	56	56

Redemptions	(4,355,579)	(4,355,579)	(1,696,437)	(1,696,437)

Net increase	6,251,585	6,250,712	624,087	624,087

Class R5 shares

Subscriptions	312,292	312,291	382,360	382,359

Fund merger	36,273	36,274	—	—

Distributions reinvested	196	196	72	72

Redemptions	(481,587)	(481,587)	(493,598)	(493,598)

Net decrease	(132,826)	(132,826)	(111,166)	(111,167)

Class W shares

Subscriptions	994,141	994,140	11,818,965	11,817,913

Distributions reinvested	649	649	1,532	1,532

Redemptions	(995,541)	(995,541)	(30,877,966)	(30,877,965)

Net decrease	(751)	(752)	(19,057,469)	(19,058,520)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2013

Columbia Money Market Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	112,096,362	112,096,362	65,057,654	65,057,654

Fund merger	9,514,124	9,514,783	—	—

Distributions reinvested	21,898	21,898	6,391	6,391

Redemptions	(62,565,959)	(62,565,959)	(59,469,340)	(59,469,340)

Net increase	59,066,425	59,067,084	5,594,705	5,594,705

Total net decrease	(9,197,132)	(9,185,557)	(384,974,594)	(384,974,597)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	15

Columbia Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.008

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.008

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.05	%(b)	0.79	%(c)

Ratios to average net assets

Total gross expenses	0.80%		0.71%		0.68%		0.75%		0.73%

Total net expenses(d)	0.13	%(e)	0.14	%(e)	0.21%		0.25%		0.61%

Net investment income	0.01%		0.01%		0.01%		0.04%		0.86%

Supplemental data

Net assets, end of period (in thousands)	$1,756,157		$1,846,163		$2,170,619		$2,528,588		$3,278,886

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.53%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.74%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2013

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	(0.000	)(a)	(0.000	)(a)	0.000	(a)	(0.000	)(a)	0.005

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)		(0.007)

Increase from payments by affiliate	—		—		—		0.006		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.01	%(b)	0.45	%(c)

Ratios to average net assets

Total gross expenses	1.55%		1.46%		1.43%		1.43%		1.39%

Total net expenses(d)	0.14	%(e)	0.14	%(e)	0.21%		0.30%		0.93%

Net investment income (loss)	(0.00	)(a)	(0.00	%)(a)	0.00	%(a)	(0.01%)		0.41%

Supplemental data

Net assets, end of period (in thousands)	$9,860		$12,159		$18,617		$33,927		$76,370

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	17

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.005

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.01	%(b)	0.46	%(c)

Ratios to average net assets

Total gross expenses	0.79%		0.72%		0.68%		1.18%		1.39%

Total net expenses(d)	0.13	%(e)	0.13	%(e)	0.20%		0.30%		0.96%

Net investment income (loss)	0.00	%(a)	0.01%		0.01%		(0.00	%)(a)	0.44%

Supplemental data

Net assets, end of period (in thousands)	$27,580		$10,252		$12,975		$7,910		$7,073

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.48%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2013

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.006)		(0.007)

Increase from payments by affiliate	—		—		—		0.006		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.010

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.010)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.01	%(b)	0.96	%(c)

Ratios to average net assets

Total gross expenses	0.40%		0.40%		0.40%		0.41%		0.43%

Total net expenses(d)	0.12%		0.10%		0.21%		0.29%		0.43%

Net investment income	0.01%		0.03%		0.01%		0.01%		1.02%

Supplemental data

Net assets, end of period (in thousands)	$662		$391		$38,467		$27,175		$74,517

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.59%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	19

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.002

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	(0.001)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.001

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net realized gains	(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.03%		0.14	%(c)

Ratios to average net assets

Total gross expenses	0.78%		0.71%		0.67%		0.80	%(d)

Total net expenses(e)	0.12	%(f)	0.14	%(f)	0.18%		0.07	%(d)

Net investment income	0.00	%(b)	0.02%		0.02%		0.21	%(d)

Supplemental data

Net assets, end of period (in thousands)	$6,904		$654		$30		$3

Notes to Financial Highlights

(a)	For the period from August 3, 2009 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment by an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2013

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.009

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.002)		(0.007)

Increase from payments by affiliate	—		—		—		0.002		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	0.000	(a)	0.009

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.009)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.04	%(b)	0.91	%(c)

Ratios to average net assets

Total gross expenses	0.44%		0.42%		0.42%		0.45%		0.51%

Total net expenses(d)	0.13%		0.12%		0.21%		0.18%		0.49%

Net investment income	0.01%		0.03%		0.01%		0.05%		0.90%

Supplemental data

Net assets, end of period (in thousands)	$640		$773		$884		$726		$5

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.19%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	21

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.008

Net realized and unrealized gain (loss)	0.000	(a)	0.000	(a)	0.000	(a)	(0.005)		(0.007)

Increase from payments by affiliate	—		—		—		0.005		0.007

Total from investment operations	0.000	(a)	0.000	(a)	0.000	(a)	(0.000	)(a)	0.008

Less distributions to shareholders:

Net investment income	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net realized gains	(0.000	)(a)	—		—		—		—

Total distributions to shareholders	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.000	)(a)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.01	%(b)	0.76	%(c)

Ratios to average net assets

Total gross expenses	0.80%		0.74%		0.67%		0.68%		0.73%

Total net expenses(d)	0.12	%(e)	0.13	%(e)	0.21%		0.30%		0.64%

Net investment income (loss)	0.01%		0.00	%(a)	0.01%		(0.00	%)(a)	0.78%

Supplemental data

Net assets, end of period (in thousands)	$2,073		$2,074		$21,133		$34,577		$31,351

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.50%.

(c)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.71%.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable, excluding expenses related to the Fund’s participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2013

Columbia Money Market Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00

Income from investment operations:

Net investment income	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Net realized and unrealized gain (loss)	0.000	(b)	0.000	(b)	0.000	(b)	(0.000	)(b)

Total from investment operations	0.000	(b)	0.000	(b)	0.000	(b)	0.000	(b)

Less distributions to shareholders:

Net investment income	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net realized gains	(0.000	)(b)	—		—		—

Total distributions to shareholders	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)	(0.000	)(b)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00

Total return	0.03%		0.01%		0.01%		0.00	%(b)(c)

Ratios to average net assets

Total gross expenses	0.80%		0.71%		0.67%		0.61	%(d)

Total net expenses(e)	0.13	%(f)	0.14	%(f)	0.20%		0.26	%(d)

Net investment income	0.01%		0.01%		0.01%		0.02	%(d)

Supplemental data

Net assets, end of period (in thousands)	$129,435		$70,390		$64,787		$19,816

Notes to Financial Highlights

(a)	For the period from April 30, 2010 (commencement of operations) to July 31, 2010.

(b)	Rounds to zero.

(c)	The Fund received a payment by an affiliate. There was no impact to the total return.

(d)	Annualized.

(e)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	23

Columbia Money Market Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum contingent deferred sales charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability

24	Annual Report 2013

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2013

to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.32% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration

Annual Report 2013	25

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2013

and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $6,156.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2013, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.40%
Class B	0.40
Class C	0.40
Class R	0.39
Class R5	0.03
Class W	0.40
Class Z	0.40

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’ initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, these minimum account balance fees reduced total expenses by $6,639.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), a former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2013, the Fund’s total potential future obligation over the life of the Guaranty is $129,070. The liability remaining at July 31, 2013 for non-recurring charges associated with the lease amounted to $65,029 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2013 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets

26	Annual Report 2013

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2013

attributable to Class A and Class W shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2013, the Fund paid distribution fees equal to 0.75% of the 0.85% fee for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,335,000 and $3,142,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

CDSCs received by the Distributor for distributing Fund shares were $8,556 for Class B and $3,902 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Fee Rates Contractual through November 30, 2013
Class A	0.62%
Class B	1.27
Class C	1.27
Class I	0.32
Class R	0.77
Class R5	0.37
Class W	0.62
Class Z	0.52

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for Trustees’ deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(10,138)
Accumulated net realized gain	10,142
Paid-in capital	(4)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended July 31, 2013 ($)	Year Ended July 31, 2012 ($)
Ordinary income	490,786	167,765

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2013	27

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2013

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$272

At July 31, 2013, the cost of investments for federal income tax purposes was $1,917,163,645.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 6. Fund Merger

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Government Money Market Fund, a series of the Trust (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,857,461,271 and the combined net assets immediately after the acquisition were $1,971,708,061.

The merger was accomplished by a tax-free exchange of 114,235,213 shares of the acquired fund valued at $114,246,790.

In exchange for the acquired fund’s shares, the Fund issued the following number of shares:

Shares
Class A	84,562,011
Class B	1,166,028
Class C	12,356,278
Class R	6,600,499
Class R5	36,273
Class Z	9,514,124

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on February 1, 2013, the Fund’s pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended July 31, 2013 would have been approximately $130,000, $500 and $130,500, respectively.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

28	Annual Report 2013

Columbia Money Market Fund

Notes to Financial Statements (continued)

July 31, 2013

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013	29

Columbia Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of

Columbia Funds Series Trust II and the Shareholders of Columbia Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Money Market Fund (the “Fund”) (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

September 20, 2013

30	Annual Report 2013

Columbia Money Market Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013	31

Columbia Money Market Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132	Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2013

Columbia Money Market Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001- April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012	184	Director, Ameriprise Certificate Company, 2006-January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013	33

Columbia Money Market Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Officers
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; and senior officer of various other affiliated funds since 2000
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

34	Annual Report 2013

Columbia Money Market Fund

Trustees and Officers (continued)

Officers (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since

November 2008 and January 2013, respectively (formerly, Chief Counsel, January

2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013	35

Columbia Money Market Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including

36	Annual Report 2013

Columbia Money Market Fund

Approval of Investment Management Services Agreement (continued)

the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Money Market Fund

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40	Annual Report 2013

Columbia Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	41

Columbia Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN200_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia AMT-Free Tax-Exempt Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Approval of Investment Management Services Agreement	43
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Tax-Exempt Bond Fund (the Fund) Class A shares returned -2.51% excluding sales charges for the 12-month period that ended July 31, 2013.

>  The Fund's return modestly underperformed its benchmark, the Barclays Municipal Bond Index, which returned -2.19% for the same 12-month period.

>  Effective sector allocation and security selection overall was more than offset by duration and yield curve positioning, which detracted.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding sales charges		-2.51	5.27	4.30
Including sales charges		-7.05	4.27	3.79
Class B	03/20/95
Excluding sales charges		-3.23	4.48	3.51
Including sales charges		-7.92	4.14	3.51
Class C	06/26/00
Excluding sales charges		-3.23	4.49	3.52
Including sales charges		-4.17	4.49	3.52
Class R4*	03/19/13	-2.19	5.34	4.33
Class Z*	09/27/10	-2.28	5.37	4.35
Barclays Municipal Bond Index		-2.19	5.07	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2003 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Tax-Exempt Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, the Fund's Class A shares returned -2.51% excluding sales charges. The Fund's return modestly underperformed its benchmark, the Barclays Municipal Bond Index, which returned -2.19% for the 12 months. Effective sector allocation and security selection was more than offset by duration and yield curve positioning.

Tax-Exempt Bond Market Faced Multiple Headwinds

The tax-exempt fixed income market struggled during the annual period, with municipal bond yields rising across the yield curve, or spectrum of maturities. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields rise and vice versa.) Yields on longer-term maturities rose more than on shorter-term maturities, causing the municipal bond yield curve to steepen. Higher quality, lower yielding municipal bonds generally outperformed their lower quality, higher yielding counterparts, though most investment grade market segments posted negative returns. As municipal bond yields shifted higher across the curve, the ratio of municipal bond yields to Treasury yields widened, ending the annual period at attractive levels of approximately 100% for 10-year bonds and 110% for 30-year bonds.

From a fundamental perspective, states posted better revenue results, although local municipalities were hampered by an inherent dependence on property taxes. While negative credit stories made headlines — including the state of Illinois' inability to balance its budget, Puerto Rico's two-notch downgrade by Moody's and Detroit's Chapter 9 bankruptcy filing, it is well worth noting that overall default rates trended downward and were approximately half that seen at their peak in 2010.

Duration and Yield Curve Positioning Hampered Returns

Detracting most from Fund results was the combined effect of duration and yield curve positioning. The Fund had a longer duration than the benchmark, which particularly hurt in the 2013 year-to-date return results when tax-exempt bond rates rose. (Duration is a measure of a fund's sensitivity to changes in interest rates.) Also, having an emphasis on bonds with maturities of 15 years or longer detracted, as longer-dated maturities underperformed shorter-term maturities during a time when the municipal bond yield curve steepened.

From a credit quality perspective, the Fund was negatively impacted by its significant allocation to bonds rated BBB, as lower-rated credits underperformed higher quality tax-exempt bonds during the annual period. However, this was partially offset by a sizable exposure to non-investment grade securities, which outpaced investment grade securities overall.

Effective Sector Allocation and Issue Selection Boosted Fund Performance

The Fund benefited from its allocation to the tobacco bond sector. The tobacco bond sector, which is not a component of the benchmark, posted positive returns during the annual period and the Fund's exposure added value. Maintaining underweighted allocations to the water and sewer and special tax sectors also added value, as these were among the worst performing sectors within the benchmark during the annual period. Effective issue selection among non-investment grade securities, AAA-rated/pre-refunded securities, hospital bonds,

Portfolio Management

Catherine Stienstra

Top Ten States (%) (at July 31, 2013)
California	17.3
Illinois	13.8
Wisconsin	6.4
New York	5.7
Texas	5.5
Minnesota	5.2
Washington	4.4
Missouri	3.9
Kentucky	3.1
Colorado	3.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2013)
AAA rating	2.9
AA rating	17.0
A rating	41.6
BBB rating	26.9
Non-investment grade	3.1
Not rated	8.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody's, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia AMT-Free Tax-Exempt Bond Fund

Manager Discussion of Fund Performance (continued)

special tax bonds and transportation bonds contributed positively as well. (The income and principal from pre-refunded municipal bonds is normally secured by an irrevocable trust of U.S. Treasury securities. Thus, the payments from pre-refunded municipal bonds are no longer dependent upon the revenue stream or tax collections of the issuing municipality. Because of this enhanced security, pre-refunded municipal bonds generally carry a rating of AAA.)

Fundamental Analysis Drove Portfolio Changes

During the annual period, we increased the Fund's exposure to the transportation, health care and state and local general obligation sectors and decreased its exposure to pre-refunded bonds and the electric utility sector. Purchases for the Fund were largely in bonds rated A and BBB as well as non-rated securities. We sought opportunities to sell securities identified by our research analysts as having deteriorating fundamentals. We also sold some bonds with coupons below 5% and purchased into bonds with higher coupons and what we considered to be more defensive structures. We adjusted the Fund's duration throughout the annual period as market conditions shifted.

Looking Ahead

We intend to monitor the Federal Reserve's monetary policy and the timing of any quantitative easing tapering. We believe the sharp move higher in yields during the first seven months of 2013 was excessive. As such, we felt the market represented a buying opportunity at the end of July, as we expected to enter a supportive seasonal period with municipal/Treasury ratios higher than historical averages and the slope of the AAA municipal yield curve steeper than its long-term average. We currently believe this relative attractiveness could mitigate further weakness, as crossover taxable bond buyers or those sitting on the sidelines in cash consider the potential value in municipal bonds. As for the threats to change in the tax-exempt status of municipal bonds, we believe recent political rhetoric and ongoing Congressional gridlock argue for the status quo. Regarding high profile rating agency downgrades, such as Puerto Rico and Detroit, we believe these situations do not necessarily represent widespread concerns among municipal credits but rather create headline noise, reinforcing the importance of fundamental credit research.

Consistent with the Fund's investment objective, we will maintain our emphasis on seeking to generate as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

Investment Risks

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal and state income tax rules will apply to any capital gain distributions and any gains or losses on sales.

Annual Report 2013
5

Columbia AMT-Free Tax-Exempt Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 — July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	946.00		1,020.78	3.91		4.06	0.81
Class B	1,000.00	1,000.00	942.50		1,017.06	7.51		7.80	1.56
Class C	1,000.00	1,000.00	942.50		1,017.06	7.51		7.80	1.56
Class R4	1,000.00	1,000.00	953.50	*	1,021.97	2.03	*	2.86	0.57 *
Class Z	1,000.00	1,000.00	947.10		1,022.02	2.70		2.81	0.56

*For the period March 19, 2013 through July 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Municipal Bonds 93.7%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.4%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,492,005
Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010 05/01/34	5.800%	1,100,000	1,152,360
Total			2,644,365
Alaska 1.0%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	3,665,000	3,896,005
10/01/41	7.750%	2,000,000	2,132,400
Total			6,028,405
Arizona 1.3%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	1,900,000	1,985,177
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	2,225,000	2,268,699
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006 01/01/19	5.000%	755,000	769,217
01/01/20	5.000%	580,000	590,921
01/01/21	5.000%	1,000,000	1,018,660
University Medical Center Corp. Revenue Bonds Series 2009 07/01/39	6.500%	1,000,000	1,076,490
Total			7,709,164
California 16.6%
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC) 02/01/33	4.750%	1,655,000	1,680,570

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	55,000	68,707
Revenue Bonds Providence Health & Services Series 2008C 10/01/28	6.250%	500,000	575,405
California State Public Works Board Refunding Revenue Bonds Various University of California Projects Series 1993A 06/01/14	5.500%	1,965,000	2,050,006
Revenue Bonds Judicial Council Projects Series 2011D 12/01/31	5.000%	5,000,000	5,067,700
Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	644,612
California State University Revenue Bonds Systemwide Series 2009A 11/01/29	5.250%	3,000,000	3,210,570
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,373,850
Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008 08/01/30	4.750%	1,075,000	1,096,425
Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009 08/01/33	5.000%	1,250,000	1,301,875
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/24	5.000%	1,900,000	2,142,896
07/01/29	5.000%	1,200,000	1,262,028
Poway Unified School District Special Tax Bonds Community Facilities District No. 6 4S Ranch Series 2012 09/01/36	5.000%	600,000	592,692

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rowland Water District Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	1,500,000	1,693,890
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,586,025
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	537,130
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 01/01/33	5.000%	4,945,000	4,598,998
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/41	7.000%	2,000,000	2,276,320
State of California Unlimited General Obligation Bonds Series 2010 11/01/30	5.250%	1,000,000	1,059,210
Various Purpose Series 2005 06/01/35	4.750%	7,500,000	7,515,225
Series 2007 12/01/32	5.000%	2,000,000	2,042,000
06/01/37	5.000%	1,235,000	1,259,935
12/01/37	5.000%	3,000,000	3,067,770
Series 2009 04/01/31	5.750%	15,000,000	16,286,700
Series 2010 03/01/30	5.250%	1,000,000	1,054,520
03/01/33	6.000%	5,625,000	6,416,887
Series 2011 09/01/41	5.000%	10,000,000	10,132,300
Series 2012 04/01/35	5.250%	4,500,000	4,703,580
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	5,550,000	5,605,500
Various Purpose Series 2008 04/01/38	5.000%	3,000,000	3,068,670
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,056

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	3,040,000	3,285,966
Total			98,260,018
Colorado 2.9%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/22	4.950%	790,000	642,136
12/01/26	5.000%	395,000	295,487
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Pinnacle Charter School Building Series 2013 06/01/29	5.000%	700,000	707,546
Colorado Health Facilities Authority Prerefunded 06/01/14 Revenue Bonds Evangelical Lutheran Series 2009A 06/01/38	6.125%	2,750,000	2,883,925
Revenue Bonds Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	514,095
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	10,325,000	10,683,794
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	735,000	696,493
12/15/37	5.500%	820,000	738,771
Total			17,162,247
District of Columbia 0.3%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A 10/01/29	5.000%	1,515,000	1,608,430
District of Columbia Revenue Bonds KIPP Charter School Series 2013(b) 07/01/48	6.000%	300,000	304,008
Total			1,912,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 2.8%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/34	5.000%	5,685,000	5,534,575
Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(c) 04/01/20	0.000%	4,360,000	3,366,923
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G 11/15/32	5.125%	105,000	119,408
Highlands County Health Facilities Authority(d) Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C 11/15/36	5.250%	50,000	57,063
Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012 06/01/36	5.000%	250,000	236,947
Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010 11/15/33	5.500%	7,000,000	7,032,760
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007 01/01/14	5.000%	110,000	111,563
Total			16,459,239
Georgia 2.9%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC) 08/01/25	5.200%	2,665,000	2,966,491
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,492,313

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	7,500,000	7,656,525
Total			17,115,329
Hawaii 0.6%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,521,450
Series 2010B 07/01/30	5.625%	280,000	287,807
07/01/40	5.750%	370,000	383,853
Hawaii State Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/37	5.250%	705,000	698,253
Revenue Bonds Hawaii Pacific University Series 2013A 07/01/33	6.625%	655,000	652,622
Total			3,543,985
Idaho 0.8%
Idaho Health Facilities Authority Revenue Bonds St. Luke's Health System Series 2012A 03/01/47	5.000%	5,000,000	4,803,450
Illinois 13.3%
Chicago Board of Education Unlimited General Obligation Bonds Series 2011A 12/01/41	5.000%	5,000,000	4,837,850
City of Chicago O'Hare International Airport Revenue Bonds Third Lien Series 2011A 01/01/39	5.750%	1,820,000	1,893,346
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/31	5.000%	2,000,000	2,022,000
City of Chicago Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	935,000	1,001,918

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority Refunding Revenue Bonds Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,596,077
Revenue Bonds Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	3,000,000	3,319,620
Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,071,660
Rush University Medical Center Series 2009C 11/01/39	6.625%	2,150,000	2,395,143
Sherman Health System Series 2007A 08/01/37	5.500%	7,700,000	7,959,105
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	10,700,000	11,560,922
Illinois Finance Authority(c) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	13,745,000	11,732,732
Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Project Series 2012B 12/15/28	5.000%	5,000,000	5,206,950
Metropolitan Pier & Exposition Authority(c) Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC) 06/15/21	0.000%	1,870,000	1,515,504
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	5,000,000	5,455,700
State of Illinois Unlimited General Obligation Bonds Series 2012 03/01/34	5.000%	2,000,000	1,915,600
Series 2012A 01/01/21	4.000%	5,000,000	5,138,900
Series 2013 07/01/33	5.500%	5,000,000	5,064,550
07/01/38	5.500%	875,000	882,271
Series 2013A (AGM) 04/01/27	5.000%	3,000,000	3,062,070
Total			78,631,918

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana 1.1%
Indiana Finance Authority Prerefunded 08/01/16 Revenue Bonds State Revolving Fund Series 2006 02/01/25	5.000%	85,000	95,638
Refunding Revenue Bonds Sisters of St. Francis Health Series 2008 11/01/32	5.375%	1,000,000	1,030,070
Revenue Bonds Parkview Health System Series 2009A 05/01/31	5.750%	1,000,000	1,059,000
Unrefunded Revenue Bonds State Revolving Fund Series 2006 02/01/25	5.000%	1,915,000	2,123,907
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	1,050,000	1,050,472
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(e) 09/01/37	5.700%	1,050,000	1,042,871
Total			6,401,958
Iowa 0.8%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	2,012,701
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/27	5.000%	1,000,000	907,540
09/01/32	5.500%	1,500,000	1,353,900
09/01/43	5.750%	830,000	714,232
Total			4,988,373
Kentucky 3.0%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	1,700,000	1,798,481

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,074,780
Kings Daughters Medical Series 2010 02/01/40	5.000%	3,700,000	3,625,482
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	800,000	825,944
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	2,950,000	3,138,299
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	6,000,000	7,170,300
Total			17,633,286
Louisiana 2.1%
Ascension Parish Louisiana Industrial Development Revenue Bonds Impala Warehousing LLC Project Series 2011 07/01/36	6.000%	4,000,000	3,673,240
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	1,750,000	1,846,863
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/40	6.500%	4,600,000	5,072,512
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(d) 12/01/40	4.000%	1,600,000	1,591,680
Total			12,184,295
Maryland 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008 06/01/33	5.750%	400,000	405,852

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	875,000	896,158
Total			1,302,010
Massachusetts 2.0%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC) 01/01/27	5.500%	1,500,000	1,677,120
01/01/28	5.500%	1,500,000	1,659,465
Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P 05/15/59	6.000%	675,000	741,805
Broad Institute Series 2011A 04/01/37	5.250%	5,000,000	5,162,000
Massachusetts Health & Educational Facilities Authority Revenue Bonds Milford Regional Medical Series 2007E 07/15/37	5.000%	2,200,000	2,026,992
Massachusetts Water Pollution Abatement Trust (The) Unrefunded Revenue Bonds Pool Program Series 2004-10 08/01/34	5.000%	570,000	586,615
Total			11,853,997
Michigan 0.6%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	1,700,000	1,552,015
Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund) 05/01/24	5.000%	1,600,000	1,735,936
Total			3,287,951
Minnesota 5.0%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,030,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007 05/01/22	5.000%	2,605,000	2,680,727
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,171,160
11/15/32	6.750%	1,000,000	1,152,810
City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,132,950
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	2,350,000	2,455,092
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/30	5.750%	800,000	839,320
Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC) 04/01/27	5.450%	1,137,108	1,202,822
Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2 10/01/40	6.000%	2,250,000	2,321,528
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	1,000,000	1,032,990
03/01/40	6.500%	700,000	725,291
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/22	5.250%	1,185,000	1,240,351
05/15/36	5.250%	2,180,000	2,202,083
Healtheast Project Series 2005 11/15/30	6.000%	5,000,000	5,176,400
Total			29,364,004

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	1,250,000	1,284,863
Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC) 12/01/37	5.850%	940,000	988,184
Total			2,273,047
Missouri 3.5%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010 05/01/38	6.650%	5,000,000	5,022,100
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	890,000	906,260
City of St. Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1 07/01/34	6.625%	5,000,000	5,554,550
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	3,000,000	3,367,020
Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011 05/01/31	5.250%	500,000	500,240
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC) 01/01/20	5.000%	2,000,000	2,085,400
Missouri State Health & Educational Facilities Authority Revenue Bonds Lutheran Senior Services Series 2011 02/01/41	6.000%	650,000	675,415
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2012 09/01/32	5.000%	1,120,000	1,050,504
09/01/42	5.000%	2,000,000	1,810,060
Total			20,971,549

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nebraska 1.3%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children's Hospital Series 2008 08/15/31	6.125%	2,250,000	2,372,152
Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	905,144
Elkhorn School District Prerefunded 01/12/14 Unlimited General Obligation Bonds Elkhorn Public Schools Series 2009 06/15/28	6.000%	500,000	512,935
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	3,500,000	3,646,405
Total			7,436,636
Nevada 1.1%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	1,000,000	976,430
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	4,250,000	4,391,653
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	1,000,000	1,103,390
Total			6,471,473
New Jersey 0.4%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project - Provident Series 2010 06/01/31	5.750%	1,500,000	1,583,865
New Jersey State Turnpike Authority Revenue Bonds Series 2013A 01/01/21	5.000%	700,000	801,465
Total			2,385,330

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	2,165,000	2,452,577
New York 5.5%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	1,500,000	1,658,385
City of New York Unlimited General Obligation Bonds Subordinated Series 2006J-1 06/01/25	5.000%	1,500,000	1,643,205
Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A 02/15/47	5.750%	6,000,000	6,370,260
Metropolitan Transportation Authority Revenue Bonds Series 2006A 11/15/22	5.000%	2,500,000	2,785,475
Series 2009B 11/15/34	5.000%	500,000	508,320
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/23	5.000%	1,000,000	1,008,390
New York State Dormitory Authority Personal Income Tax Revenue Bonds Education Series 2006C 12/15/31	5.000%	4,250,000	4,421,487
Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	5,500,000	6,190,525
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/29	4.750%	1,500,000	1,522,275
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	5,000,000	5,529,450
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	650,000	704,223
Total			32,341,995
North Dakota 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/25	5.125%	1,500,000	1,512,255
Ohio 1.9%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	1,535,000	1,541,324
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	1,870,000	1,870,000
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A 11/01/35	6.625%	5,000,000	5,172,050
Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A 01/15/39	6.750%	2,300,000	2,513,394
Total			11,096,768
Oregon 0.3%
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	1,500,000	1,648,455
Pennsylvania 2.3%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women's Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(c) 10/01/17	0.000%	5,115,000	4,797,307
City of Philadelphia Unlimited General Obligation Bonds Series 2013A 07/15/17	5.000%	1,000,000	1,120,290

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B 11/15/22	5.000%	2,500,000	2,586,225
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	1,000,000	1,024,990
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010 07/01/43	6.000%	750,000	777,833
Shippensburg University Series 2011 10/01/31	6.000%	2,000,000	2,107,920
Shippensburg University Student Services Series 2012 10/01/44	5.000%	755,000	693,603
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	700,000	756,574
Total			13,864,742
Puerto Rico —%
Puerto Rico Public Buildings Authority Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I(a) 07/01/33	5.250%	20,000	20,909
Rhode Island 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A 10/01/26	4.650%	2,000,000	2,019,940
04/01/33	4.850%	2,985,000	2,991,925
Total			5,011,865
South Carolina 0.7%
Charleston Educational Excellence Finance Corp. Prerefunded 12/01/15 Revenue Bonds Charleston County School District Series 2005 12/01/30	5.250%	2,500,000	2,771,500

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC) 01/01/21	6.250%	1,000,000	1,223,580
Total			3,995,080
Texas 5.3%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	185,000	195,632
07/01/45	6.200%	1,100,000	1,152,107
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(d) 04/01/45	6.125%	550,000	578,622
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	1,000,000	976,880
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	5,580,000	5,914,912
Central Texas Regional Mobility Authority(d) Refunding Revenue Bonds Senior Lien Series 2013B 01/01/45	3.000%	3,000,000	3,030,120
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	2,000,000	2,088,580
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/31	5.500%	1,750,000	1,749,947
Series 2012 08/15/32	5.000%	580,000	546,024
08/15/42	5.000%	400,000	356,844
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C 11/01/26	5.000%	3,000,000	3,112,680

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds YMCA Greater Houston Area Series 2013A 06/01/38	5.000%	1,500,000	1,434,165
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	2,200,000	2,857,228
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	500,000	550,895
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	800,000	854,424
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Scott & White Healthcare Series 2013 08/15/33	5.000%	1,000,000	997,470
Stayton at Museum Way Series 2009A 11/15/44	8.250%	3,000,000	3,244,560
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/32	5.000%	1,250,000	1,183,125
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	520,660
Total			31,344,875
Virginia 1.0%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	5,750,000	5,147,227
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005 06/01/26	5.500%	910,000	970,197
Total			6,117,424

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington 4.3%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	2,900,000	3,272,592
Washington Health Care Facilities Authority Revenue Bonds Catholic Health Series 2011A 02/01/41	5.000%	6,000,000	5,911,800
Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,049,830
Swedish Health Services Series 2009A 11/15/33	6.500%	2,930,000	3,164,107
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	1,050,000	1,068,218
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/47	6.750%	3,000,000	2,639,880
Skyline At First Hill Project Series 2012 01/01/19	7.000%	1,345,000	1,406,641
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	4,793,745
Total			25,306,813
West Virginia 0.1%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(d) 12/01/38	5.375%	900,000	917,397
Wisconsin 6.1%
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,353,070
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/25	5.125%	4,310,000	4,482,960

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,426,068
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	3,375,000	3,266,663
Marshfield Clinic Series 2012-B 02/15/26	5.000%	2,265,000	2,351,840
Series 2012B 02/15/32	5.000%	2,000,000	1,957,380
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	3,600,000	3,665,016
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,565,000	1,618,335
ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	5,300,000	5,760,093
Riverview Hospital Association Series 2008 04/01/38	5.750%	6,000,000	6,179,760
Watertown Regional Medical Center Series 2012 09/01/42	5.000%	2,270,000	2,072,442
Total			36,133,627
Wyoming 0.3%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012 05/01/32	5.000%	1,000,000	998,720
Wyoming Municipal Power Agency, Inc. Revenue Bonds Series 2009A 01/01/36	5.000%	700,000	709,576
Total			1,708,296
Total Municipal Bonds (Cost: $524,912,154)			554,297,545

Municipal Bonds Held in Trust 0.8%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 0.8%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(d)(e)(f) 11/15/36	5.500%	4,000,000	4,459,880
Total Municipal Bonds Held in Trust (Cost: $4,246,570)			4,459,880

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Floating Rate Notes 0.3%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Missouri 0.1%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(g)(h) 12/01/20	0.080%	1,000,000	1,000,000
South Carolina 0.2%
City of Columbia Waterworks & Sewer System Revenue Bonds VRDN Series 2009 (US Bank)(g)(h) 02/01/38	0.050%	1,000,000	1,000,000
Total Floating Rate Notes (Cost: $2,000,000)			2,000,000

Municipal Short Term 1.3%

New Jersey 1.3%
City of Newark Unlimited General Obligation Notes TAN Series 2013A 02/20/14	1.240%	5,000,000	5,007,100

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Hudson County Improvement Authority Revenue Bonds County Guaranteed Pooled Notes Series 2013Q-1 07/25/14	0.500%	2,500,000	2,536,700
Total			7,543,800
Total Municipal Short Term (Cost: $7,541,436)			7,543,800

Money Market Funds 3.3%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(i)	19,526,679	19,526,679
Total Money Market Funds (Cost: $19,526,679)		19,526,679
Total Investments (Cost: $558,226,839)		587,827,904
Other Assets & Liabilities, Net		3,546,065
Net Assets		591,373,969

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2013, the value of these securities amounted to $20,909 or less than 0.01% of net assets.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Zero coupon bond.

(d)  Variable rate security.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $5,502,751 or 0.93% of net assets.

(f)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(g)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2013.

(h)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(i)  The rate shown is the seven-day current annualized yield at July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

TAN  Tax Anticipation Note

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as  Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	554,297,545	—	554,297,545
Municipal Bonds Held in Trust	—	4,459,880	—	4,459,880
Total Bonds	—	558,757,425	—	558,757,425
Short-Term Securities
Floating Rate Notes	—	2,000,000	—	2,000,000
Municipal Short Term	—	7,543,800	—	7,543,800
Total Short-Term Securities	—	9,543,800	—	9,543,800
Mutual Funds
Money Market Funds	19,526,679	—	—	19,526,679
Total Mutual Funds	19,526,679	—	—	19,526,679
Total	19,526,679	568,301,225	—	587,827,904

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
(identified cost $558,226,839)	$587,827,904
Receivable for:
Investments sold	597,400
Capital shares sold	1,756,618
Interest	7,780,682
Expense reimbursement due from Investment Manager	395
Prepaid expenses	7,666
Total assets	597,970,665
Liabilities
Short-term floating rate notes outstanding	3,000,000
Payable for:
Investments purchased on a delayed delivery basis	300,000
Capital shares purchased	1,102,391
Dividend distributions to shareholders	2,088,657
Investment management fees	6,648
Distribution and/or service fees	4,385
Transfer agent fees	23,317
Administration fees	1,122
Compensation of board members	30,848
Other expenses	39,328
Total liabilities	6,596,696
Net assets applicable to outstanding capital stock	$591,373,969
Represented by
Paid-in capital	$567,443,744
Undistributed net investment income	1,467,231
Accumulated net realized loss	(7,138,071)
Unrealized appreciation (depreciation) on:
Investments	29,601,065
Total — representing net assets applicable to outstanding capital stock	$591,373,969

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$572,178,964
Shares outstanding	149,265,344
Net asset value per share	$3.83
Maximum offering price per share(a)	$4.02
Class B
Net assets	$1,791,337
Shares outstanding	467,245
Net asset value per share	$3.83
Class C
Net assets	$15,017,201
Shares outstanding	3,916,511
Net asset value per share	$3.83
Class R4
Net assets	$50,949
Shares outstanding	13,311
Net asset value per share	$3.83
Class Z
Net assets	$2,335,518
Shares outstanding	610,773
Net asset value per share	$3.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends	$631
Interest	31,249,966
Total income	31,250,597
Expenses:
Investment management fees	2,651,030
Distribution and/or service fees
Class A	1,563,198
Class B	24,568
Class C	161,526
Transfer agent fees
Class A	463,882
Class B	1,819
Class C	12,010
Class R4(a)	9
Class Z	2,004
Administration fees	445,257
Compensation of board members	25,298
Custodian fees	6,560
Printing and postage fees	48,864
Registration fees	73,069
Professional fees	39,149
Interest expense	33,865
Other	9,802
Total expenses	5,561,910
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(195,063)
Total net expenses	5,366,847
Net investment income	25,883,750
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	863,749
Net realized gain	863,749
Net change in unrealized appreciation (depreciation) on:
Investments	(41,549,843)
Net change in unrealized appreciation (depreciation)	(41,549,843)
Net realized and unrealized loss	(40,686,094)
Net decrease in net assets from operations	$(14,802,344)

(a) For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31 2013(a)	Year Ended July 31, 2012(b)	Year Ended November 30, 2011
Operations
Net investment income	$25,883,750	$17,641,091	$26,817,326
Net realized gain	863,749	2,385,998	3,536,501
Net change in unrealized appreciation (depreciation)	(41,549,843)	40,892,847	7,031,065
Net increase (decrease) in net assets resulting from operations	(14,802,344)	60,919,936	37,384,892
Distributions to shareholders
Net investment income
Class A	(25,181,003)	(17,345,215)	(26,104,051)
Class B	(80,469)	(82,884)	(206,481)
Class C	(528,119)	(270,817)	(341,529)
Class R4	(500)	—	—
Class Z	(114,821)	(35,637)	(6,156)
Total distributions to shareholders	(25,904,912)	(17,734,553)	(26,658,217)
Increase (decrease) in net assets from capital stock activity	(9,081,308)	(165,376)	(46,637,309)
Total increase (decrease) in net assets	(49,788,564)	43,020,007	(35,910,634)
Net assets at beginning of year	641,162,533	598,142,526	634,053,160
Net assets at end of year	$591,373,969	$641,162,533	$598,142,526
Undistributed net investment income	$1,467,231	$1,488,206	$1,581,668

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets (continued)

	Year ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended November 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	13,276,994	54,488,348	7,566,114	30,086,565	9,899,083	36,835,091
Distributions reinvested	4,943,203	20,122,851	3,359,448	13,404,052	5,374,885	19,856,715
Redemptions	(21,362,455)	(86,657,595)	(11,786,399)	(46,845,517)	(26,967,535)	(98,808,680)
Net decrease	(3,142,258)	(12,046,396)	(860,837)	(3,354,900)	(11,693,567)	(42,116,874)
Class B shares
Subscriptions	17,284	70,082	7,899	31,023	53,420	197,819
Distributions reinvested	18,257	74,420	18,839	75,098	49,852	182,999
Redemptions(c)	(206,874)	(828,209)	(317,100)	(1,280,916)	(1,163,575)	(4,312,419)
Net decrease	(171,333)	(683,707)	(290,362)	(1,174,795)	(1,060,303)	(3,931,601)
Class C shares
Subscriptions	1,749,931	7,187,876	850,300	3,381,279	523,986	1,967,630
Distributions reinvested	122,875	499,685	62,532	249,851	83,999	310,410
Redemptions	(1,158,830)	(4,638,060)	(248,230)	(988,577)	(835,356)	(3,035,506)
Net increase (decrease)	713,976	3,049,501	664,602	2,642,553	(227,371)	(757,466)
Class R4 shares
Subscriptions	15,221	62,360	—	—	—	—
Distributions reinvested	121	470	—	—	—	—
Redemptions	(2,031)	(8,285)	—	—	—	—
Net increase	13,311	54,545	—	—	—	—
Class Z shares
Subscriptions	503,798	2,066,148	441,978	1,740,001	90,533	328,003
Distributions reinvested	23,432	95,157	7,105	28,436	187	707
Redemptions	(402,248)	(1,616,556)	(11,617)	(46,671)	(43,039)	(160,078)
Net increase	124,982	544,749	437,466	1,721,766	47,681	168,632
Total net decrease	(2,461,322)	(9,081,308)	(49,131)	(165,376)	(12,933,560)	(46,637,309)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(c) Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year ended July 31,				Year ended November 30,
Class A	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.16		0.11		0.17		0.17		0.16		0.15
Net realized and unrealized gain (loss)	(0.26)		0.27		0.08		0.01		0.34		(0.42)
Total from investment operations	(0.10)		0.38		0.25		0.18		0.50		(0.27)
Less distributions to shareholders:
Net investment income	(0.16)		(0.11)		(0.17)		(0.16)		(0.15)		(0.15)
Total distributions to shareholders	(0.16)		(0.11)		(0.17)		(0.16)		(0.15)		(0.15)
Net asset value, end of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	(2.51%)		10.16%		6.86%		4.99%		15.20%		(7.33%)
Ratios to average net assets(b)(c)
Total gross expenses	0.84	%(d)	0.84	%(d)(e)	0.83	%(d)	0.83	%(d)	0.82	%(f)	0.89	%(d)
Total net expenses(g)	0.81	%(d)	0.80	%(d)(e)	0.80	%(d)	0.80	%(d)	0.79	%(f)	0.86	%(d)
Net investment income	4.02%		4.27	%(e)	4.56%		4.38%		4.30%		4.14%
Supplemental data
Net assets, end of period (in thousands)	$572,179		$623,462		$584,728		$616,281		$645,167		$583,790
Portfolio turnover	16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year ended July 31,				Year ended November 30,
Class B	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.13		0.09		0.14		0.14		0.13		0.12
Net realized and unrealized gain (loss)	(0.26)		0.27		0.08		0.01		0.35		(0.42)
Total from investment operations	(0.13)		0.36		0.22		0.15		0.48		(0.30)
Less distributions to shareholders:
Net investment income	(0.13)		(0.09)		(0.14)		(0.13)		(0.13)		(0.12)
Total distributions to shareholders	(0.13)		(0.09)		(0.14)		(0.13)		(0.13)		(0.12)
Net asset value, end of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	(3.23%)		9.60%		6.06%		4.20%		14.32%		(8.02%)
Ratios to average net assets(b)(c)
Total gross expenses	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)	1.57	%(f)	1.64	%(d)
Total net expenses(g)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.56	%(d)	1.55	%(f)	1.61	%(d)
Net investment income	3.27%		3.51	%(e)	3.83%		3.61%		3.53%		3.39%
Supplemental data
Net assets, end of period (in thousands)	$1,791		$2,612		$3,544		$7,435		$14,671		$19,622
Portfolio turnover	16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year ended July 31,				Year ended November 30,
Class C	2013		2012(a)		2011		2010		2009		2008
Per share data
Net asset value, beginning of period	$4.09		$3.82		$3.74		$3.72		$3.37		$3.79
Income from investment operations:
Net investment income	0.13		0.09		0.14		0.14		0.13		0.12
Net realized and unrealized gain (loss)	(0.26)		0.27		0.08		0.02		0.35		(0.42)
Total from investment operations	(0.13)		0.36		0.22		0.16		0.48		(0.30)
Less distributions to shareholders:
Net investment income	(0.13)		(0.09)		(0.14)		(0.14)		(0.13)		(0.12)
Total distributions to shareholders	(0.13)		(0.09)		(0.14)		(0.14)		(0.13)		(0.12)
Net asset value, end of period	$3.83		$4.09		$3.82		$3.74		$3.72		$3.37
Total return	(3.23%)		9.60%		6.07%		4.21%		14.33%		(8.02%)
Ratios to average net assets(b)(c)
Total gross expenses	1.59	%(d)	1.59	%(d)(e)	1.58	%(d)	1.59	%(d)	1.57	%(f)	1.64	%(d)
Total net expenses(g)	1.56	%(d)	1.55	%(d)(e)	1.55	%(d)	1.55	%(d)	1.54	%(f)	1.61	%(d)
Net investment income	3.27%		3.51	%(e)	3.81%		3.63%		3.55%		3.35%
Supplemental data
Net assets, end of period (in thousands)	$15,017		$13,106		$9,686		$10,335		$8,446		$5,593
Portfolio turnover	16%		13%		30%		23%		29%		37%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01%, 0.01% and 0.07% for the years ended July 31, 2013, 2012, November 30, 2011, 2010 and 2008, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which rounds to less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

Class R4	Year ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$4.08
Income from investment operations:
Net investment income	0.06
Net realized and unrealized loss	(0.25)
Total from investment operations	(0.19)
Less distributions to shareholders:
Net investment income	(0.06)
Total distributions to shareholders	(0.06)
Net asset value, end of period	$3.83
Total return	(4.65%)
Ratios to average net assets(b)
Total gross expenses	0.58	%(c)(d)
Total net expenses(e)	0.57	%(c)(d)
Net investment income	4.38	%(c)
Supplemental data
Net assets, end of period (in thousands)	$51
Portfolio turnover	16%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01% for the year ended July 31, 2013. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Year ended July 31,				Year ended November 30,
Class Z	2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$4.08		$3.81		$3.73		$3.88
Income from investment operations:
Net investment income	0.17		0.12		0.18		0.03
Net realized and unrealized gain (loss)	(0.26)		0.27		0.08		(0.15)
Total from investment operations	(0.09)		0.39		0.26		(0.12)
Less distributions to shareholders:
Net investment income	(0.17)		(0.12)		(0.18)		(0.03)
Total distributions to shareholders	(0.17)		(0.12)		(0.18)		(0.03)
Net asset value, end of period	$3.82		$4.08		$3.81		$3.73
Total return	(2.28%)		10.36%		7.15%		(3.09%)
Ratios to average net assets(c)(d)
Total gross expenses	0.59	%(e)	0.60	%(e)(f)	0.57	%(e)	0.49	%(e)(f)
Total net expenses(g)	0.56	%(e)	0.55	%(e)(f)	0.55	%(e)	0.49	%(e)(f)
Net investment income	4.26%		4.51	%(f)	4.76%		4.68	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,336		$1,983		$184		$2
Portfolio turnover	16%		13%		30%		23%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%, 0.01%, 0.01% and 0.01% for the years ended July 31, 2013, 2012, November 30, 2011 and 2010, respectively. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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29

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter (OTC) or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

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30

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2013 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2013, the average value of short-term floating rate notes outstanding was $4,823,529 and the average interest rate and fees related to these short-term floating rate notes was 0.70%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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31

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.41% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $2,888.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

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32

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.07
Class C	0.07
Class R4	0.08	*
Class Z	0.07

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $273,000 and $105,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $550,164 for Class A, $1,135 for Class B and $1,898 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2012 through November 30, 2013		Prior to December 1, 2012
Class A	0.81%		0.79%
Class B	1.56		1.54
Class C	1.56		1.54
Class R4	0.56	*	—
Class Z	0.56		0.54

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through March 18, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities.

Annual Report 2013
33

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$187
Accumulated net realized loss	(188)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2013	2012
Ordinary income	$225,193	$186,919
Tax-exempt income	25,679,719	17,547,634
Total	$25,904,912	$17,734,553

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	2,348,023
Accumulated realized loss	(5,495,232)
Unrealized appreciation	29,392,999

At July 31, 2013, the cost of investments for federal income tax purposes was $558,434,905 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,403,937
Unrealized depreciation	(8,010,938)
Net unrealized appreciation	$29,392,999

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	5,495,232

For the year ended July 31, 2013, $396,060 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $102,471,688 and $120,102,966, respectively, for the year ended July 31, 2013.

Note 6. Shareholder Concentration

At July 31, 2013, affiliated shareholder accounts owned 10.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2013
34

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

July 31, 2013

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia AMT-Free Tax-Exempt Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia AMT-Free Tax-Exempt Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Tax-Exempt Bond Fund (the "Fund") (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

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Columbia AMT-Free Tax-Exempt Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Exempt-Interest Dividends	99.13%

Exempt-Interest Dividends. The percentage of net investment income dividends paid during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2013
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Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
39

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
40

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
41

Columbia AMT-Free Tax-Exempt Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
42

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Tax-Exempt Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
43

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation

Annual Report 2013
44

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services
Agreement (continued)

to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
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Annual Report 2013
48

Columbia AMT-Free Tax-Exempt Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN118_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia Floating Rate Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>   Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Floating Rate Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	49
Federal Income Tax Information	50
Trustees and Officers	51
Approval of Investment Management Services Agreement	56
Important Information About This Report	61

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Floating Rate Fund

Performance Overview

Performance Summary

>  Columbia Floating Rate Fund (the Fund) Class A shares returned 7.60% excluding sales charges for the 12-month period that ended July 31, 2013.

>  The Fund slightly underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 7.74% for the same 12-month period.

>  The Fund's cash position generally accounted for the modest shortfall relative to its benchmark, which has no cash component.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		7.60	5.56	4.32
Including sales charges		4.32	4.91	3.89
Class B	02/16/06
Excluding sales charges		6.68	4.77	3.53
Including sales charges		1.68	4.43	3.53
Class C	02/16/06
Excluding sales charges		6.68	4.77	3.53
Including sales charges		5.68	4.77	3.53
Class I	02/16/06	8.00	5.95	4.66
Class K	02/16/06	7.55	5.64	4.46
Class R*	09/27/10	7.33	5.32	4.07
Class R4*	02/28/13	7.60	5.56	4.32
Class R5*	08/01/08	7.93	5.87	4.52
Class W*	12/01/06	7.49	5.51	4.25
Class Z*	09/27/10	7.75	5.69	4.40
Credit Suisse Leveraged Loan Index		7.74	6.20	4.82	**

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**From February 28, 2006.

The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Floating Rate Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the index, the chart shows the index with a hypothetical value of $10,000 as of 02/28/06, the first day data was available for the index since the Fund's inception on 02/16/06.

Annual Report 2013
3

Columbia Floating Rate Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2013, Class A shares of Columbia Floating Rate Fund returned 7.60%, excluding sales charges. The Fund slightly underperformed its benchmark, the Credit Suisse Leveraged Loan Index, which returned 7.74% for the same 12-month period. The Fund's cash position was a drag on performance in a rising market. With prepayments running unusually high over the 12-month period, deploying cash was a significant challenge relative to the benchmark, which has no cash component. Prepayments occur when outstanding loans are called by the issuer, generally to be reissued at a lower, more favorable rate.

A Favorable Market Environment

Europe's general economic woes, concerns about the impact of tax increases and enforced federal spending cuts and a modest slowdown in manufacturing activity weighed on the U.S. economy during the 12-month period ended July 31, 2013. However, a pickup in job growth and a solid rebound in the housing market helped keep growth afloat. Against this backdrop, investors bid prices higher on stocks and other riskier assets, as central banks continued to pour liquidity into key markets. The leveraged loan market rallied, bolstered by strong technical and fundamental factors. A resurgence in the collateralized loan obligation (CLO) market and supply that could not keep up with demand drove loan prices higher. As volatility gripped the broader financial markets in late May and interest rates moved aggressively higher, driven primarily by the Federal Reserve's talk of tapering its asset purchase program, most fixed-income sectors declined. Loan prices eased off their post-crisis highs, but loans were the only fixed-income sector to deliver a positive return during the final two months of the reporting period.

Contributors and Detractors

For the 12-month period, the Fund's top performing industries were chemicals, broadcasting, media and diversified services, where the Fund's holdings materially outperformed the sector within the benchmark and also the broader leveraged loan market. The Fund also had a meaningful overweight relative to the benchmark in chemicals and broadcasting, which further aided performance. We worked hard to deploy cash from prepayments and inflows as quickly and prudently as possible. We believe that the active management of the Fund's cash position provided a relative advantage vs. some competing funds.

The Fund's holdings in the utility, energy and, to a lesser extent, health care and manufacturing sectors, detracted from relative performance. However, an underweight in health care relative to the benchmark helped offset lagging returns in the sector, because it underperformed the broader market. The key reason that the Fund's holdings in these sectors underperformed is that we deliberately selected higher quality, less volatile names as a defensive strategy. Lower quality credits (in which the Fund was generally underweight) outperformed during the period, as investors continued to favor riskier assets.

Looking Ahead

We believe that the technical outlook for the loan market currently remains positive. Demand from mutual funds and also from new CLO formation remains strong. Demand is also being fueled by prepayments and cross-over buyers from high-yield and hedge funds. Yet, supply remains somewhat muted, given modest merger and acquisition activity. In this currently favorable environment, we see

Portfolio Management

Lynn Hopton

Yvonne Stevens

Steven Staver, CPA

Ronald Launsbach, CFA

Portfolio Breakdown (%) (at July 31, 2013)
Common Stocks	1.7
Consumer Discretionary	0.7
Information Technology	0.0	(a)
Materials	1.0
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	6.3
Money Market Funds	16.0
Senior Loans	76.0
Warrants	0.0	(a)
Consumer Discretionary	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at July 31, 2013)
BBB rating	0.8
BB rating	13.4
B rating	73.2
CCC rating	8.7
CC rating	0.2
D rating	0.4
Not rated	3.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the Moody's rating, when available. If Moody's doesn't rate a bond, then the S&P rating is used. If neither Moody's nor S&P rates a bond, then it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Annual Report 2013
4

Columbia Floating Rate Fund

Manager Discussion of Fund Performance (continued)

the potential for loan prices to slowly grind higher. The sector's fundamentals also remain strong at present, supported by relatively solid second-quarter earnings. However, prudent credit selection continues to be of great importance in this asset class, given the highly leveraged nature of its borrowers. As of the end of the period, the Fund remained overweight relative to the benchmark in chemicals, gaming, manufacturing, broadcasting and retail. The Fund's biggest underweights were in health care and energy, given our cautious views on both sectors. The Fund was also modestly underweight in information technology and cable. As always, we may choose to change the Fund's exposure to certain issuers or industries based on credit-specific or industry developments as they arise.

Investment Risks

Risks of investing in the Fund include but are not limited to liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, confidential information access risk, impairment of collateral risk, and prepayment and extension risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity will affect the ability of the Fund to purchase or sell floating rate loans and have a negative impact on Fund performance. The floating rate loans and securities in which the Fund invests are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Annual Report 2013
5

Columbia Floating Rate Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.40		1,019.39	5.47		5.46	1.09
Class B	1,000.00	1,000.00	1,018.60		1,015.67	9.21		9.20	1.84
Class C	1,000.00	1,000.00	1,019.70		1,015.67	9.21		9.20	1.84
Class I	1,000.00	1,000.00	1,025.30		1,021.32	3.52		3.51	0.70
Class K	1,000.00	1,000.00	1,022.70		1,019.84	5.02		5.01	1.00
Class R	1,000.00	1,000.00	1,022.20		1,018.15	6.72		6.71	1.34
Class R4	1,000.00	1,000.00	1,024.30	*	1,020.63	3.54	*	4.21	0.84 *
Class R5	1,000.00	1,000.00	1,025.10		1,021.03	3.82		3.81	0.76
Class W	1,000.00	1,000.00	1,023.50		1,019.39	5.47		5.46	1.09
Class Z	1,000.00	1,000.00	1,023.50		1,020.63	4.21		4.21	0.84

*For the period February 28, 2013 through July 31, 2013. Class R4 shares commenced operations on February 28, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Floating Rate Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Senior Loans 84.3%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 1.2%
Doncasters U.S. Finance LLC Tranche B Term Loan(a)(b) 04/09/20	5.500%	3,067,312	3,090,317
TASC, Inc. Tranche B Term Loan(a)(b) 12/18/15	4.500%	3,357,868	3,350,313
TransDigm, Inc.(a)(b) Tranche C Term Loan 02/28/20	3.750%	3,233,956	3,246,083
TransDigm, Inc.(a)(b)(c) Tranche C Term Loan 02/28/20	3.750%	1,000,000	1,003,750
Total			10,690,463
Airlines 2.1%
American Airlines, Inc.(a)(b) Tranche B Term Loan 06/27/19	4.750%	2,300,000	2,300,000
American Airlines, Inc.(a)(b)(c) Tranche B Term Loan 06/27/19	4.750%	3,000,000	3,000,000
Continental Airlines, Inc. Tranche B Term Loan(a)(b) 04/01/19	4.000%	5,236,875	5,280,498
Delta Air Lines, Inc.(a)(b) Term Loan 04/20/17	4.250%	1,964,912	1,977,193
Tranche B1 Term Loan 10/18/18	4.000%	1,592,000	1,600,756
U.S. Airways, Inc. Tranche B1 Term Loan(a)(b) 05/23/19	4.250%	5,450,000	5,447,057
Total			19,605,504
Automotive 1.6%
Allison Transmission, Inc. Tranche B2 Term Loan(a)(b) 08/07/17	3.200%	399,340	401,832
Chrysler Group LLC Tranche B Term Loan(a)(b) 05/24/17	4.250%	3,216,905	3,265,127
Federal-Mogul Corp.(a)(b) Tranche B Term Loan 12/29/14	2.137%	1,500,581	1,479,017
Tranche C Term Loan 12/28/15	2.137%	765,602	754,601

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan(a)(b) 04/30/19	4.750%	2,200,000	2,215,378
Ina Beteiligungsgesellschaft Mit Beschrankter Haftung Tranche C Term Loan(a)(b) 01/27/17	4.250%	2,575,000	2,600,750
Navistar, Inc. Tranche B Term Loan(a)(b) 08/17/17	5.750%	1,629,250	1,659,114
ThermaSys Corp. Term Loan(a)(b) 05/03/19	5.250%	2,750,000	2,751,732
Total			15,127,551
Brokerage 0.6%
Nuveen Investments, Inc.(a)(b) 1st Lien Tranche B Term Loan 05/13/17	4.186%	2,650,000	2,648,887
2nd Lien Tranche B Term Loan 02/28/19	6.500%	1,375,000	1,373,281
Nuveen Investments, Inc.(a)(b)(c) 1st Lien Tranche B Term Loan 05/13/17	4.186%	2,000,000	1,999,160
Total			6,021,328
Building Materials 1.0%
Contech Engineered Solutions LLC Term Loan(a)(b) 04/29/19	6.250%	1,250,000	1,247,662
Custom Building Products, Inc. Term Loan(a)(b) 12/14/19	6.000%	1,639,116	1,645,263
Roofing Supply Group LLC Term Loan(a)(b) 05/31/19	5.000%	2,473,434	2,491,985
Wilsonart LLC(a)(b) Term Loan 10/31/19	4.000%	1,517,375	1,515,949
Wilsonart LLC(a)(b)(c) Term Loan 10/31/19	4.000%	2,000,000	1,998,120
Total			8,898,979
Chemicals 4.9%
AI Chem & Cy SCA Tranche B1 Term Loan(a)(b) 10/04/19	4.500%	971,128	978,412

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
AI Chem & Cy U.S. AcquiCo, Inc.(a)(b) 2nd Lien Term Loan 04/03/20	8.250%	650,000	661,375
Tranche B2 Term Loan 10/04/19	4.500%	503,872	507,651
AZ Chem U.S., Inc. Term Loan(a)(b) 12/22/17	5.250%	637,942	644,851
Ascend Performance Materials Operations LLC Tranche B Term Loan(a)(b) 04/10/18	6.750%	1,885,678	1,892,750
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc. Tranche B Term Loan(a)(b) 02/01/20	4.750%	5,087,250	5,137,410
Cristal Inorganic Chemicals U.S., Inc. 2nd Lien Term Loan(a)(b) 11/15/14	6.026%	548,804	549,320
HII Holding Corp.(a)(b) 1st Lien Term Loan 12/20/19	4.000%	1,994,988	1,994,150
2nd Lien Term Loan 12/21/20	9.500%	3,150,000	3,213,000
Huntsman International LLC(a)(b) Tranche B Term Loan 04/19/17	2.729%	270,112	269,910
Tranche B2 Term Loan 04/19/17	3.236%	100,078	100,003
Tranche C Term Loan 06/30/16	2.463%	1,527,597	1,527,352
INEOS U.S. Finance LLC(a)(b)
Term Loan 05/04/18	4.000%	5,271,678	5,258,499
INEOS U.S. Finance LLC(a)(b)(c) Term Loan 05/04/18	4.000%	1,750,000	1,745,625
Macdermid, Inc.(a)(b) 1st Lien Tranche B Term Loan 06/07/20	4.000%	575,000	577,156
2nd Lien Tranche B Term Loan 12/07/20	7.750%	1,400,000	1,414,000
Nexeo Solutions LLC Term Loan(a)(b) 09/08/17	5.000%	2,678,992	2,645,504
Oxea Sarl(a)(b) 2nd Lien Term Loan 06/05/20	8.250%	1,400,000	1,396,500
Tranche B2 Term Loan 12/06/19	4.250%	575,000	580,750
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Oxea Sarl(a)(b)(c) Tranche B2 Term Loan 12/06/19	4.250%	3,000,000	3,030,000
PQ Corp. Term Loan(a)(b) 08/07/17	4.500%	3,383,000	3,414,022
Tronox Pigments BV Term Loan(a)(b) 03/19/20	4.500%	1,265,420	1,280,010
Univar, Inc. Tranche B Term Loan(a)(b) 06/30/17	5.000%	7,297,835	7,209,239
Total			46,027,489
Construction Machinery 0.4%
Douglas Dynamics LLC Term Loan(a)(b) 04/18/18	5.750%	3,549,865	3,567,614
Manitowoc Co., Inc. (The) Tranche B Term Loan(a)(b) 11/13/17	4.250%	380,588	381,251
Total			3,948,865
Consumer Cyclical Services 3.5%
Acosta, Inc. Tranche D Term Loan(a)(b) 03/02/18	5.000%	1,854,275	1,870,500
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(a)(b) 10/31/19	6.000%	1,194,000	1,202,955
KAR Auction Services, Inc. Term Loan(a)(b) 05/19/17	3.750%	1,665,759	1,677,836
Live Nation Entertainment, Inc. Tranche B Term Loan(a)(b) 11/07/16	4.500%	1,989,505	2,002,437
Monitronics International, Inc.(a)(b) Tranche B Term Loan 03/23/18	4.250%	2,586,958	2,604,213
Monitronics International, Inc.(a)(b)(c) Tranche B Term Loan 03/23/18	4.250%	4,500,000	4,530,015
Pre-Paid Legal Services Term Loan(a)(b) 07/01/19	6.250%	1,500,000	1,499,070
Sabre, Inc. Tranche B Term Loan(a)(b) 02/19/19	5.250%	5,046,572	5,106,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ServiceMaster Co. (The)(a)(b) Tranche A Letter of Credit 07/24/14	2.800%	2,075,000	2,033,500
Tranche B Term Loan 01/31/17	4.440%	1,430,099	1,422,062
Weight Watchers International, Inc. Tranche B2 Term Loan(a)(b) 04/02/20	3.750%	4,064,812	4,077,535
West Corp. Tranche B8 Term Loan(a)(b) 06/30/18	3.750%	4,349,390	4,358,436
Total			32,385,084
Consumer Products 2.1%
Affinion Group, Inc. Tranche B Term Loan(a)(b) 10/09/16	6.500%	5,806,746	5,587,193
Fender Musical Instruments Corp. Term Loan(a)(b) 04/03/19	5.750%	1,197,000	1,205,978
NBTY, Inc. Tranche B2 Term Loan(a)(b) 10/01/17	3.500%	4,390,465	4,419,002
Serta Simmons Holdings LLC Term Loan(a)(b) 10/01/19	5.000%	1,268,625	1,276,947
Visant Corp. Tranche B Term Loan(a)(b) 12/22/16	5.250%	4,628,044	4,519,563
Water Pik Technologies, Inc. Term Loan(a)(b) 07/02/20	5.750%	3,000,000	2,947,500
Total			19,956,183
Diversified Manufacturing 4.5%
Accudyne Industries LLC Term Loan(a)(b) 12/13/19	4.000%	3,606,875	3,600,852
Air Distribution Technologies, Inc.(a)(b) 1st Lien Term Loan 11/09/18	5.000%	543,851	545,891
2nd Lien Term Loan 05/11/20	9.250%	1,825,000	1,868,344
Allflex Holdings IiII, Inc. Tranche B Term Loan(a)(b) 06/05/20	4.250%	3,525,000	3,544,105
Apex Tool Group LLC Term Loan(a)(b) 01/31/20	4.500%	3,665,812	3,689,860

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ceramtec GmbH Tranche B Term Loan(a)(b)(c) 07/30/20	4.250%	2,000,000	2,010,000
Colfax Corp. Tranche B Term Loan(a)(b) 01/11/19	3.250%	895,500	898,437
Gardner Denver, Inc. Term Loan(a)(b)(c) 07/30/20	4.250%	4,950,000	4,962,375
Generac Power System, Inc. Term Loan(a)(b) 05/31/20	3.500%	3,615,678	3,612,279
IMG Worldwide, Inc. Tranche B Term Loan(a)(b) 06/16/16	5.500%	3,650,500	3,655,063
McJunkin Red Man Corp. Term Loan(a)(b) 11/08/19	6.000%	3,593,982	3,623,920
Otter Products LLC 1st Lien Term Loan(a)(b) 04/29/19	5.250%	3,200,000	3,214,016
Ranpak Corp. 2nd Lien Term Loan(a)(b) 04/23/20	8.500%	675,000	686,813
Rexnord LLC/RBS Global, Inc.(a)(b) Tranche B Term Loan 04/01/18	3.750%	2,543,158	2,549,491
Rexnord LLC/RBS Global, Inc.(a)(b)(c) Tranche B Term Loan 04/01/18	3.750%	1,838,659	1,843,237
Tomkins LLC/Inc. Tranche B2 Term Loan(a)(b) 09/29/16	3.750%	1,593,521	1,604,149
Total			41,908,832
Electric 4.1%
Calpine Construction Finance Co. LP Tranche B-1 Term Loan(a)(b) 05/03/20	3.000%	1,950,000	1,933,757
Calpine Corp.(a)(b) Term Loan 04/01/18	4.000%	953,062	958,219
04/01/18	4.000%	1,445,500	1,453,320
Calpine Corp.(a)(b)(c) Term Loan 10/09/19	4.000%	5,000,000	5,020,550
Equipower Resources Holdings LLC 1st Lien Tranche B Term Loan(a)(b) 12/21/18	5.500%	1,200,259	1,204,256

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Equipower Resources Holdings Tranche C Term Loan(a)(b)(c) 12/31/19	4.250%	2,325,000	2,333,719
Essential Power LLC Term Loan(a)(b) 08/08/19	4.250%	1,579,270	1,600,985
FREIF North American Power I LLC(a)(b) Tranche B-1 Term Loan 03/29/19	4.750%	2,282,807	2,291,368
Tranche C-1 Term Loan 03/29/19	4.750%	378,529	379,948
LSP Madison Funding LLC Term Loan(a)(b) 06/28/19	5.500%	461,067	463,948
La Frontera Generation LLC Term Loan(a)(b) 09/30/20	4.500%	975,000	980,285
NRG Energy, Inc.(a)(b) Term Loan 07/01/18	2.750%	3,592,571	3,586,571
NRG Energy, Inc.(a)(b)(c) Term Loan 07/01/18	2.750%	3,000,000	2,994,990
Star West Generation LLC Tranche B Term Loan(a)(b) 03/13/20	4.250%	2,793,000	2,815,707
TPF Generation Holdings LLC Term Loan(a)(b) 12/31/17	4.750%	2,700,000	2,727,000
Texas Competitive Electric Holdings Co. LLC Term Loan(a)(b) 10/10/14	3.721%	3,497,531	2,481,498
Topaz Power Holdings LLC Tranche B Term Loan(a)(b) 02/26/20	5.250%	3,686,487	3,702,634
Windsor Financing LLC Tranche B Term Loan(a)(b) 12/05/17	6.250%	800,578	818,591
Total			37,747,346
Entertainment 2.4%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan(a)(b) 04/22/16	5.250%	4,000,222	4,034,224
AMC Entertainment, Inc. Term Loan(a)(b) 04/30/20	3.500%	2,369,062	2,372,616

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Alpha Topco Ltd. Tranche B Term Loan(a)(b) 04/30/19	4.500%	3,505,802	3,538,687
Cedar Fair LP Term Loan(a)(b) 03/06/20	3.250%	1,571,063	1,580,489
Cinemark USA, Inc. Term Loan(a)(b) 12/18/19	3.200%	2,014,875	2,022,431
Lions Gate Entertainment Term Loan(a)(b) 07/19/20	5.000%	2,000,000	2,020,000
Merlin Entertainment Group Lux 2 Sarl Term Loan(a)(b)(c) 07/03/19	4.023%	1,275,000	1,277,550
Six Flags Theme Parks, Inc. Tranche B Term Loan(a)(b) 12/20/18	4.001%	757,775	765,193
Zuffa LLC Term Loan(a)(b) 02/25/20	4.500%	4,676,500	4,696,001
Total			22,307,191
Environmental 2.0%
ADS Waste Holdings, Inc. Tranche B Term Loan(a)(b) 10/09/19	4.250%	4,313,375	4,342,965
EnviroSolutions Real Property Holdings, Inc. 2nd Lien Term Loan(a)(b) 07/29/14	8.000%	3,575,179	3,566,241
Synagro Technologies, Inc.(a)(b) 1st Lien Term Loan 04/02/14	2.196%	6,055,929	5,960,064
Synagro Technologies, Inc.(a)(b)(c)(d)(e) Debtor in Possession Term Loan 01/05/14	0.000%	2,725,000	2,725,000
WCA Waste Corp. Term Loan(a)(b) 03/23/18	4.000%	666,563	666,982
Waste Industries U.S.A., Inc. Tranche B Term Loan(a)(b) 03/17/17	4.000%	1,716,375	1,724,957
Total			18,986,209
Food and Beverage 4.1%
ARAMARK Corp.(a)(b) 3rd Letter of Credit 07/26/16	3.686%	66,004	66,168

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche C Term Loan 07/26/16	3.776%	819,333	821,373
Tranche D Term Loan 09/09/19	4.000%	3,075,000	3,103,844
AdvancePierre Foods, Inc. 1st Lien Term Loan(a)(b) 07/10/17	5.750%	4,527,250	4,570,259
Arysta LifeScience SPC LLC(a)(b) 1st Lien Term Loan 05/29/20	4.500%	525,000	528,281
2nd Lien Term Loan 11/30/20	8.250%	1,400,000	1,407,000
CSM Bakery Supplies LLC Term Loan(a)(b) 07/03/20	4.750%	3,300,000	3,316,500
CTI Foods Holding Co. LLC 1st Lien Term Loan(a)(b)(c) 06/29/20	4.500%	900,000	897,372
Del Monte Foods Co. Term Loan(a)(b) 03/08/18	4.000%	4,826,453	4,825,247
Dole Food Co., Inc. Tranche B Term Loan(a)(b) 04/01/20	3.752%	2,019,938	2,019,938
HJ Heinz Co. Tranche B2 Term Loan(a)(b) 06/05/20	3.500%	4,850,000	4,897,627
Michael Foods Group, Inc.(a)(b) Tranche B Term Loan 02/25/18	4.250%	1,040,591	1,050,018
Michael Foods Group, Inc.(a)(b)(c) Tranche B Term Loan 02/25/18	4.250%	3,000,000	3,027,180
Performance Food Group, Inc. Term Loan(a)(b) 11/14/19	6.250%	3,425,000	3,390,750
Pinnacle Foods Finance LLC Tranche G Term Loan(a)(b) 04/29/20	3.250%	2,119,687	2,118,373
U.S. Foods, Inc. Term Loan(a)(b) 03/31/19	4.500%	2,275,000	2,277,844
Total			38,317,774
Gaming 4.5%
Affinity Gaming LLC Term Loan(a)(b) 11/09/17	5.500%	816,931	828,164

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Caesars Entertainment Operating Co., Inc.(a)(b) Tranche B4 Term Loan 10/31/16	9.500%	3,866,784	3,832,950
Tranche B6 Term Loan 01/28/18	5.440%	1,616,736	1,431,620
Caesars Octavius LLC Tranche B Term Loan(a)(b) 04/25/17	9.250%	4,775,000	4,786,938
Cannery Casino Resorts LLC(a)(b) 1st Lien Term Loan 10/02/18	6.000%	1,091,750	1,094,479
2nd Lien Term Loan 10/02/19	10.000%	1,150,000	1,098,250
Golden Nugget, Inc. 2nd Lien Term Loan(a)(b) 11/02/14	3.440%	2,025,000	1,903,500
Las Vegas Sands LLC(a)(b) Tranche B Term Loan 05/23/14	1.690%	2,482,328	2,481,409
11/23/16	2.690%	748,949	748,200
Tranche I Delayed Draw Term Loan 05/23/14	1.690%	41,544	41,529
11/23/16	2.690%	178,169	177,991
MGM Resorts International Tranche B Term Loan(a)(b) 12/20/19	3.500%	3,134,250	3,135,566
Mohegan Tribal Gaming Authority Tranche A Term Loan(a)(b) 03/31/15	5.500%	3,391,392	3,391,392
Peppermill Casinos, Inc. Tranche B Term Loan(a)(b) 11/09/18	7.250%	2,313,375	2,345,184
Pinnacle Entertainment, Inc. Tranche A Term Loan(a)(b) 03/19/19	4.000%	2,098,438	2,095,814
ROC Finance LLC Tranche B Term Loan(a)(b) 04/08/19	5.000%	3,050,000	3,065,250
Scientific Games International, Inc. Term Loan(a)(b)(c) 05/22/20	4.250%	2,925,000	2,915,874
Seminole Tribe of Florida Term Loan(a)(b) 04/29/20	3.000%	3,242,250	3,250,356
Stockbridge/SBE Holdings Tranche B Term Loan(a)(b) 05/02/17	13.000%	1,075,000	1,134,125
Twin River Management Group, Inc. Term Loan(a)(b) 11/10/18	5.250%	1,675,000	1,687,981
Total			41,446,572

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Gas Pipelines 0.2%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(a)(b) 04/04/18	6.250%	1,845,375	1,831,535
Health Care 4.5%
Alere, Inc. Tranche B Term Loan(a)(b) 06/30/17	4.250%	2,964,601	2,989,059
Alliance HealthCare Services, Inc. Term Loan(a)(b) 06/03/19	4.250%	1,800,000	1,796,850
Apria Healthcare Group, Inc. Term Loan(a)(b) 04/06/20	6.750%	1,346,625	1,352,941
Bausch & Lomb, Inc.(a)(b) Delayed Draw Term Loan 11/01/16	3.526%	796,005	795,010
Term Loan 05/18/19	4.000%	1,559,279	1,558,313
CHS/Community Health Systems, Inc.(a)(b) Term Loan 01/25/17	4.057%	2,507,620	2,523,995
CHS/Community Health Systems, Inc.(a)(b)(c) Term Loan 01/25/17	4.057%	3,000,000	3,019,590
ConvaTec, Inc. Term Loan(a)(b) 12/22/16	5.000%	2,651,468	2,660,589
DaVita HealthCare Partners, Inc.(a)(b) Tranche B Term Loan 10/20/16	4.500%	382,651	385,042
Tranche B2 Term Loan 11/01/19	4.000%	2,213,875	2,224,147
HCA, Inc.(a)(b) Tranche B-5 Term Loan 03/31/17	3.026%	2,000,000	2,003,760
Tranche B4 Term Loan 05/01/18	2.936%	3,298,659	3,307,731
HCA, Inc.(a)(b)(c) Tranche B-5 Term Loan 03/31/17	3.026%	4,000,000	4,007,520
IASIS Healthcare LLC(a)(b) Tranche B2 Term Loan 05/03/18	4.500%	1,977,074	1,991,290
IASIS Healthcare LLC(a)(b)(c) Tranche B2 Term Loan 05/03/18	4.500%	3,000,000	3,021,570

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Onex Carestream Finance LP 1st Lien Term Loan(a)(b) 06/07/19	5.000%	2,293,389	2,303,434
Quintiles Transnational Corp. Tranche B2 Term Loan(a)(b) 06/08/18	4.500%	3,223,496	3,244,448
Select Medical Corp. Tranche B Term Loan(a)(b) 06/01/18	4.002%	548,180	550,235
Skilled Healthcare Group, Inc. Term Loan(a)(b) 04/09/16	6.788%	494,312	495,547
Surgical Care Affiliates LLC Tranche C Term Loan(a)(b) 06/29/18	3.525%	1,375,000	1,377,145
Vanguard Health Holding Co. II LLC Tranche B Term Loan(a)(b) 01/29/16	3.750%	533,725	533,890
Total			42,142,106
Independent Energy 0.8%
MEG Energy Corp.(a)(b) Term Loan 03/31/20	3.750%	1,031,640	1,037,448
MEG Energy Corp.(a)(b)(c) Term Loan 03/31/20	3.750%	3,000,000	3,016,890
Samson Investment Co. 2nd Lien Term Loan(a)(b) 09/25/18	6.000%	3,525,000	3,566,137
Total			7,620,475
Life Insurance 0.4%
Alliant Holdings I, Inc. Term Loan(a)(b) 12/20/19	5.000%	3,855,625	3,889,362
Lodging 0.5%
Four Seasons Holdings 2nd Lien Term Loan(a)(b) 12/27/20	6.250%	3,000,000	3,045,000
Regent Seven Seas Cruises Tranche B1 Term Loan(a)(b) 12/21/18	4.750%	1,225,000	1,234,188
Total			4,279,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Media Cable 3.2%
CSC Holdings, Inc. Tranche B Term Loan(a)(b) 04/17/20	2.686%	4,425,000	4,392,609
Cequel Communications LLC Term Loan(a)(b) 02/14/19	3.500%	1,555,313	1,562,607
Charter Communications Operating LLC(a)(b) Tranche E Term Loan 07/01/20	3.000%	3,575,000	3,559,127
Tranche F Term Loan 12/31/20	3.000%	187,528	186,590
Encompass Digital Media, Inc.(a)(b) Tranche B1 Term Loan 08/10/17	6.750%	3,505,758	3,532,051
Encompass Digital Media, Inc.(a)(b)(c) Tranche B1 Term Loan 08/10/17	6.750%	1,500,000	1,511,250
MCC Iowa LLC (Mediacom Broadband Group) Tranche H Term Loan(a)(b) 01/29/21	3.250%	1,500,000	1,488,750
MCC Iowa LLC Tranche G Term Loan(a)(b) 01/20/20	4.000%	3,002,312	3,006,065
NEP/NCP Holdco, Inc.(a)(b) 1st Lien Term Loan 01/22/20	4.750%	2,338,250	2,351,882
2nd Lien Term Loan 07/22/20	9.500%	285,714	292,143
Revolution Studios Distribution Co. LLC(a)(b)(f) 2nd Lien Term Loan 06/21/15	7.190%	825,000	577,500
Tranche B Term Loan 12/21/14	3.940%	897,621	791,405
TWCC Holding Corp. 2nd Lien Term Loan(a)(b) 06/26/20	7.000%	2,125,000	2,172,813
Virgin Media Investment Holdings Ltd.(a)(b) Tranche B Term Loan 02/15/20	3.500%	2,075,000	2,072,697
Virgin Media Investment Holdings Ltd.(a)(b)(c) Tranche B Term Loan 02/15/20	3.500%	2,000,000	1,997,780
Total			29,495,269
Media Non-Cable 6.0%
Cengage Learning Acquisitions, Inc. Term Loan(a)(b) 07/03/14	0.000%	2,181,581	1,598,925

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Clear Channel Communications, Inc.(a)(b) Tranche B Term Loan 01/29/16	3.836%	1,681,252	1,569,347
Tranche D Term Loan 01/30/19	6.936%	5,958,970	5,501,619
Cumulus Media Holdings, Inc.(a)(b) 1st Lien Term Loan 09/17/18	4.500%	2,289,650	2,309,203
2nd Lien Term Loan 09/16/19	7.500%	3,801,074	3,894,200
FoxCo Acquisition Sub LLC Term Loan(a)(b) 07/14/17	5.500%	1,965,106	1,982,910
Getty Images, Inc.(a)(b) Term Loan 10/18/19	4.750%	2,288,500	2,288,019
Getty Images, Inc.(a)(b)(c) Term Loan 10/18/19	4.750%	845,750	845,572
Granite Broadcasting 1st Lien Tranche B Term Loan(a)(b) 05/23/18	6.750%	2,162,719	2,176,236
Gray Television, Inc. Term Loan(a)(b) 10/12/19	4.750%	1,783,333	1,798,938
Hubbard Radio LLC Tranche 1 Term Loan(a)(b) 04/29/19	4.500%	725,826	727,191
ION Media Networks, Inc. Term Loan(a)(b) 06/25/18	7.250%	1,194,000	1,199,970
LIN Television Corp. Tranche B Term Loan(a)(b) 12/21/18	4.000%	664,881	667,654
Lodgenet Interactive Corp. Term Loan(a)(b) 03/28/18	6.750%	426,955	268,982
Media General, Inc. Delayed Draw Tranche B Term Loan(a)(b)(c) 07/30/20	4.250%	4,225,000	4,225,000
National Cinemedia LLC Term Loan(a)(b) 11/26/19	2.940%	1,950,000	1,942,688
Nielsen Finance LLC Tranche E Term Loan(a)(b) 05/01/16	2.945%	1,260,281	1,266,582
Penton Media, Inc. 1st Lien Term Loan(a)(b) 08/01/14	6.000%	536,365	523,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
R.H. Donnelly, Inc. Term Loan(a)(b) 12/31/16	9.750%	380,965	289,057
Radio One, Inc. Term Loan(a)(b) 03/31/16	7.500%	4,716,063	4,823,353
RentPath, Inc. Tranche B Term Loan(a)(b) 05/29/20	6.250%	3,350,000	3,278,812
Salem Communications Corp. Term Loan(a)(b) 03/13/20	4.500%	3,428,667	3,441,524
Sinclair Television Group, Inc. Tranche B Term Loan(a)(b) 04/09/20	3.000%	2,069,813	2,069,813
SuperMedia, Inc. Term Loan(a)(b) 12/30/16	11.600%	165,802	131,896
Tribune Co. Tranche B Term Loan(a)(b) 12/31/19	4.000%	1,467,625	1,473,584
Univision Communications, Inc. Term Loan(a)(b) 03/01/20	4.000%	3,566,062	3,555,650
Van Wagner Communications LLC Term Loan(a)(b) 08/03/18	8.250%	1,386,000	1,390,338
hibu PLC Tranche B1 Term Loan(a)(b)(g) 07/31/14	0.000%	1,193,301	245,617
Total			55,486,644
Metals 1.8%
Alpha Natural Resources, Inc. Tranche B Term Loan(a)(b) 05/22/20	3.500%	2,219,438	2,176,447
Constellium Holdco BV Term Loan(a)(b) 03/25/20	6.000%	997,500	1,024,931
Essar Steel Algoma, Inc. Term Loan(a)(b) 09/19/14	8.750%	1,091,750	1,108,672
FMG Resources August 2006 Proprietary Ltd. Term Loan(a)(b) 10/18/17	5.250%	7,426,400	7,479,796
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(a)(b) 02/28/19	5.750%	947,601	913,250

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Novelis, Inc. Term Loan(a)(b) 03/10/17	3.750%	1,842,132	1,851,343
Oxbow Carbon LLC Tranche B Term Loan(a)(b) 07/19/19	4.250%	2,000,000	2,019,160
Total			16,573,599
Non-Captive Consumer 0.4%
Springleaf Financial Funding Co. Term Loan(a)(b) 05/10/17	5.500%	4,022,021	4,024,555
Non-Captive Diversified 0.3%
iStar Financial, Inc. Term Loan(a)(b) 10/15/17	4.500%	2,328,377	2,336,387
Other Financial Institutions 0.7%
AlixPartners LLP 1st Lien Tranche B-2 Term Loan(a)(b) 07/10/20	5.000%	4,244,539	4,294,073
Moneygram International, Inc. Term Loan(a)(b) 03/27/20	4.250%	2,518,688	2,533,372
Total			6,827,445
Other Industry 0.9%
ATI Acquisition Co.(a)(b)(f)(g) Term Loan 12/30/15	0.000%	586,404	17,592
Tranche B Term Loan 12/30/14	0.000%	962,990	9,630
Alliance Laundry Systems LLC 1st Lien Term Loan(a)(b) 12/10/18	4.500%	1,882,952	1,900,219
Harland Clarke Holdings Corp. Tranche B3 Term Loan(a)(b) 05/22/18	7.000%	1,375,000	1,359,531
Sensus U.S.A., Inc. 2nd Lien Term Loan(a)(b) 05/09/18	8.500%	2,925,000	2,851,875
WireCo WorldGroup, Inc. Term Loan(a)(b) 02/15/17	6.000%	2,158,687	2,164,084
Total			8,302,931

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Packaging 2.0%
BWAY Holding Co.(a)(b) Term Loan 08/06/17	4.500%	3,930,250	3,961,692
BWAY Holding Co.(a)(b)(c) Term Loan 08/06/17	4.500%	1,000,000	1,008,000
Berry Plastics Corp. Tranche C Term Loan(a)(b) 04/03/15	2.186%	3,401,257	3,407,924
Consolidated Container Co. LLC Term Loan(a)(b) 07/03/19	5.000%	2,481,250	2,493,656
Pact Group (U.S.A.), Inc. Term Loan(a)(b) 05/29/20	3.750%	1,225,000	1,225,000
Reynolds Group Holdings, Inc.(a)(b) Term Loan 09/28/18	4.750%	3,710,606	3,748,231
Reynolds Group Holdings, Inc.(a)(b)(c) Term Loan 09/28/18	4.750%	3,000,000	3,030,420
Total			18,874,923
Paper 0.6%
Appvion, Inc. Term Loan(a)(b) 06/28/19	6.750%	2,650,000	2,630,125
Caraustar Industries, Inc. Term Loan(a)(b) 05/01/19	7.500%	2,725,000	2,772,687
Total			5,402,812
Pharmaceuticals 2.9%
Alkermes, Inc. Term Loan(a)(b)(c) 09/25/19	3.023%	4,000,000	4,001,680
Catalent Pharma Solutions, Inc. Tranche 1 Term Loan(a)(b) 09/15/16	3.686%	1,348,613	1,350,717
Grifols, Inc. Tranche B Term Loan(a)(b) 06/01/17	4.250%	3,043,006	3,070,728
Par Pharmaceutical Companies, Inc. Tranche B1 Term Loan(a)(b) 09/30/19	4.250%	3,126,414	3,142,047

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Patheon, Inc.(a)(b) Term Loan 12/14/18	7.250%	1,414,313	1,435,527
Patheon, Inc.(a)(b)(c) Term Loan 12/14/18	7.250%	2,000,000	2,030,000
Pharmaceutical Product Development, Inc. Term Loan(a)(b) 12/05/18	4.250%	2,412,875	2,430,972
RPI Finance Trust Term Loan(a)(b) 05/09/18	3.500%	3,112,425	3,133,838
Valeant Pharmaceuticals International, Inc.(a)(b) Tranche C1 Term Loan 12/11/19	3.500%	1,990,000	2,008,029
Tranche D1 Term Loan 02/13/19	3.500%	1,437,029	1,448,999
Valeant Pharmaceuticals International, Inc.(a)(b)(c) Tranche E Term Loan 06/26/20	4.500%	3,000,000	3,038,910
Total			27,091,447
Property & Casualty 0.8%
Asurion LLC(a)(b) Tranche B1 Term Loan 05/24/19	4.500%	3,059,783	3,054,429
Asurion LLC(a)(b)(c) Tranche B-2 Term Loan 07/08/20	3.500%	1,000,000	978,330
HUB International Ltd. Term Loan(a)(b) 06/13/17	3.686%	1,362,836	1,369,077
USI, Inc. Term Loan(a)(b) 12/27/19	5.250%	1,965,125	1,983,558
Total			7,385,394
Restaurants 0.7%
Buffets, Inc. 1st Lien Letter of Credit(a)(b)(h) 04/22/15	0.000%	116,447	58,223
OSI Restaurant Partners LLC Term Loan(a)(b) 10/28/19	3.500%	1,681,875	1,688,384
Wendys International, Inc. Tranche B Term Loan(a)(b)(c) 05/15/19	3.250%	5,000,000	5,015,650
Total			6,762,257

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Retailers 7.0%
Academy Ltd. Term Loan(a)(b) 08/03/18	4.500%	3,511,279	3,534,699
BJ's Wholesale Club, Inc.(a)(b) 1st Lien Term Loan 09/26/19	4.250%	4,143,740	4,161,226
09/26/19	4.250%	2,000,000	2,008,440
Bass Pro Group LLC Term Loan(a)(b) 11/20/19	4.000%	1,295,021	1,302,649
Blue Buffalo Co., Ltd. Tranche B2 Term Loan(a)(b) 08/08/19	4.750%	1,687,271	1,701,326
David's Bridal, Inc. Term Loan(a)(b) 10/11/19	5.000%	2,761,125	2,779,238
General Nutrition Centers, Inc. Tranche B Term Loan(a)(b) 03/02/18	3.750%	5,390,252	5,425,612
Gymboree Corp. Term Loan(a)(b)(c) 02/23/18	5.000%	1,000,000	968,000
J. Crew Group, Inc. Tranche B1 Term Loan(a)(b) 03/07/18	4.000%	3,259,987	3,278,732
J.C. Penney Corp., Inc.(a)(b) Term Loan 05/22/18	6.000%	4,000,000	4,020,840
J.C. Penney Corp., Inc.(a)(b)(c) Term Loan 05/22/18	6.000%	2,000,000	2,010,420
Jo-Ann Stores, Inc. Tranche B Term Loan(a)(b) 03/16/18	4.000%	1,433,239	1,435,475
Michaels Stores, Inc. Tranche B Term Loan(a)(b) 01/28/20	3.750%	3,740,625	3,752,333
Neiman Marcus Group, Inc. (The) Term Loan(a)(b) 05/16/18	4.000%	4,776,912	4,786,371
Orchard Supply Hardware LLC Tranche B1 Term Loan(a)(b)(d) 12/21/13	0.000%	1,422,008	1,109,166
Pantry, Inc. (The) Term Loan(a)(b) 08/03/19	5.750%	1,191,000	1,199,933

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Party City Holdings, Inc. Term Loan(a)(b) 07/27/19	4.250%	3,078,779	3,085,521
Pep Boys Term Loan(a)(b) 10/11/18	5.000%	1,467,625	1,474,934
PetCo Animal Supplies, Inc. Term Loan(a)(b) 11/24/17	4.000%	3,416,241	3,439,744
Pilot Travel Centers LLC(a)(b) Tranche B Term Loan 03/30/18	3.750%	1,994,975	1,982,506
08/07/19	4.250%	2,555,688	2,551,420
Rite Aid Corp.(a)(b) Tranche 1 2nd Lien Term Loan 08/21/20	5.750%	1,950,000	2,006,550
Tranche 2 Term Loan 06/21/21	4.875%	1,600,000	1,610,672
Tranche 6 Term Loan 02/21/20	4.000%	1,097,250	1,104,108
Rite Aid Corp.(a)(b)(c) Tranche 6 Term Loan 02/21/20	4.000%	1,995,000	2,007,469
Sports Authority, Inc. (The) Tranche B Term Loan(a)(b) 11/16/17	7.500%	1,969,697	1,972,159
Toys 'R' Us - Delaware, Inc. Term Loan(a)(b) 09/01/16	6.000%	921,552	912,337
Total			65,621,880
Supermarkets 0.6%
Albertson's LLC(a)(b) Tranche B-1 Term Loan 03/21/16	4.250%	409,842	410,867
Tranche B-2 Term Loan 03/21/19	4.750%	637,533	640,325
Crossmark Holdings, Inc. 1st Lien Term Loan(a)(b) 12/20/19	4.500%	845,750	846,283
Sprouts Farmers Markets Holdings LLC Term Loan(a)(b) 04/23/20	4.500%	3,425,000	3,442,125
Total			5,339,600
Technology 7.4%
Acxiom Corp. Tranche 2 Term Loan(a)(b) 03/15/15	3.242%	281,135	281,487

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aeroflex, Inc. Tranche B-1 Term Loan(a)(b) 11/09/19	4.500%	5,840,413	5,884,216
Alcatel-Lucent U.S.A., Inc. Term Loan(a)(b) 01/30/19	7.250%	3,930,250	4,010,820
Ancestry.com, Inc. Tranche B1 Term Loan(a)(b) 12/28/18	5.250%	1,384,802	1,400,381
Arris Enterprises, Inc. Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,521,188	1,516,746
Blue Coat Systems, Inc. Term Loan(a)(b) 05/31/19	4.500%	2,825,000	2,826,186
Booz Allen Hamilton, Inc. Tranche B Term Loan(a)(b)(c) 07/31/19	3.766%	2,000,000	2,004,500
CDW Corp. Tranche B Term Loan(a)(b)(c) 04/29/20	3.500%	2,500,000	2,484,375
CDW LLC Term Loan(a)(b) 04/29/20	3.500%	2,044,875	2,031,665
CommScope, Inc. Tranche 2 Term Loan(a)(b) 01/14/18	3.750%	3,507,971	3,532,106
Dealer Computer Services, Inc. Tranche A Term Loan(a)(b) 04/21/16	2.186%	288,185	288,185
Edwards Ltd. 1st Lien Term Loan(a)(b) 03/26/20	4.750%	3,007,572	3,009,466
Evertec Group LLC Tranche B Term Loan(a)(b) 04/17/20	3.500%	1,650,000	1,640,925
First Data Corp.(a)(b) Term Loan 03/24/17	4.191%	2,200,000	2,197,932
03/23/18	4.191%	3,393,261	3,384,778
Freescale Semiconductor, Inc. Tranche B4 Term Loan(a)(b) 03/01/20	5.000%	3,269,175	3,300,854
Go Daddy Operating Co. LLC Tranche B2 Term Loan(a)(b) 12/17/18	4.250%	2,666,842	2,668,842
Greeneden U.S. Holdings II LLC Term Loan(a)(b) 02/08/20	4.000%	1,254,000	1,257,135

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Infogroup, Inc. Tranche B Term Loan(a)(b) 05/26/18	7.500%	3,502,175	3,178,224
Infor (U.S.), Inc. Tranche B2 Term Loan(a)(b) 04/05/18	5.250%	4,914,063	4,975,489
Microsemi Corp. Term Loan(a)(b) 02/19/20	3.750%	3,142,618	3,164,867
Novell, Inc. 1st Lien Term Loan(a)(b) 11/22/17	7.250%	1,688,125	1,704,584
OpenLink International, Inc. Term Loan(a)(b) 10/30/17	7.750%	591,000	591,000
RP Crown Parent LLC 1st Lien Term Loan(a)(b) 12/21/18	6.750%	1,890,500	1,913,545
Riverbed Technology, Inc. Term Loan(a)(b) 12/18/19	4.000%	1,027,143	1,035,494
Rovi Solutions Corp./Guides, Inc.(a)(b) Tranche A1 Term Loan 02/07/16	2.690%	439,478	437,281
Tranche B3 Term Loan 03/29/19	3.500%	3,599,364	3,585,867
SCS Holdings I, Inc. Term Loan(a)(b) 12/07/18	7.000%	951,923	966,202
Sensata Technology BV/Finance Co. LLC Term Loan(a)(b) 05/12/18	3.750%	627,136	632,191
Spansion LLC Term Loan(a)(b) 12/13/18	5.250%	265,393	266,470
Syniverse Holdings, Inc. Term Loan(a)(b) 04/23/19	5.000%	2,079,000	2,087,669
Verint Systems, Inc. Term Loan(a)(b) 09/06/19	4.000%	957,600	961,191
Total			69,220,673
Transportation Services 0.9%
Avis Budget Car Rental LLC Tranche B Term Loan(a)(b) 03/15/19	3.000%	3,955,154	3,955,154

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Commercial Barge Line Co. 1st Lien Term Loan(a)(b) 09/22/19	7.500%	1,346,625	1,272,561
Hertz Corp. (The)(a)(b) Letter of Credit 03/11/18	3.750%	2,825,000	2,803,812
Tranche B2 Term Loan 03/11/18	3.000%	483,876	485,235
Total			8,516,762
Wireless 1.0%
Cellular South, Inc. Tranche B Term Loan(a)(b) 05/23/20	3.250%	2,294,250	2,294,250
Cricket Communications, Inc.(a)(b) Term Loan 10/10/19	4.750%	771,125	777,232
Tranche C Term Loan 03/08/20	4.750%	1,150,000	1,158,913
Instant Web, Inc.(a)(b) Delayed Draw Term Loan 08/07/14	3.561%	142,168	99,991
Term Loan 08/07/14	3.561%	1,363,809	959,208
Telesat Canada(a)(b) Tranche B2 Term Loan 03/28/19	3.500%	2,079,039	2,084,881
Telesat Canada(a)(b)(c) Tranche B2 Term Loan 03/28/19	3.500%	2,000,000	2,005,620
Total			9,380,095
Wirelines 1.7%
Alaska Communications Systems Holdings, Inc. Term Loan(a)(b) 10/21/16	6.000%	869,373	862,035
Integra Telecom Holdings, Inc. Tranche B Term Loan(a)(b) 02/22/19	5.250%	1,695,750	1,714,827
Level 3 Financing, Inc.(a)(b)(c) Tranche B Term Loan 08/01/19	4.750%	3,000,000	3,019,650
Tranche B2 Term Loan 08/01/19	5.250%	2,000,000	2,011,860
Windstream Corp.(a)(b) Tranche B3 Term Loan 08/08/19	4.000%	1,584,000	1,594,565
Tranche B4 Term Loan 01/23/20	3.500%	1,890,500	1,892,863

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Zayo Group LLC(a)(b) Term Loan 07/02/19	4.500%	2,338,191	2,355,003
Zayo Group LLC(a)(b)(c) Term Loan 07/02/19	4.500%	2,000,000	2,014,380
Total			15,465,183
Total Senior Loans (Cost: $785,713,530)			785,245,892

Corporate Bonds & Notes 7.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Mantech International Corp. 04/15/18	7.250%	2,000,000	2,100,000
Banking 0.3%
Ally Financial, Inc.(a) 07/18/16	2.946%	3,000,000	3,022,089
Chemicals 0.3%
Momentive Performance Materials, Inc. Senior Secured 10/15/20	8.875%	2,000,000	2,135,000
NOVA Chemicals Corp. Senior Unsecured(i) 08/01/23	5.250%	461,000	461,000
Total			2,596,000
Consumer Cyclical Services 0.2%
West Corp. 10/01/18	8.625%	2,000,000	2,175,000
Consumer Products 0.2%
Alphabet Holding Co., Inc. Senior Unsecured 11/01/17	7.750%	2,000,000	2,065,000
Electric 0.3%
GenOn Energy, Inc. Senior Unsecured 10/15/18	9.500%	2,000,000	2,290,000
Entertainment 0.3%
AMC Entertainment, Inc. 12/01/20	9.750%	1,000,000	1,140,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Regal Cinemas Corp. 07/15/19	8.625%	1,000,000	1,085,000
Regal Entertainment Group 08/15/18	9.125%	581,000	642,005
Total			2,867,005
Environmental 0.2%
Casella Waste Systems, Inc. 02/15/19	7.750%	2,000,000	1,940,000
Food and Beverage 0.7%
Dean Foods Co. 12/15/18	9.750%	2,000,000	2,272,500
HJ Heinz Co. Secured(i) 10/15/20	4.250%	1,785,000	1,713,600
Michael Foods Holding, Inc. Senior Unsecured(i) 07/18/18	8.500%	2,000,000	2,080,000
Total			6,066,100
Gaming 0.6%
ROC Finance LLC/Corp. Secured(i) 09/01/18	12.125%	800,000	912,000
Seneca Gaming Corp.(i) 12/01/18	8.250%	2,595,000	2,776,650
Tunica-Biloxi Gaming Authority Senior Unsecured(i) 11/15/15	9.000%	2,105,000	1,905,025
Total			5,593,675
Health Care 0.4%
HCA, Inc. 10/01/18	8.000%	960,000	1,106,400
IASIS Healthcare LLC/Capital Corp. 05/15/19	8.375%	2,000,000	2,100,000
Physio-Control International, Inc. Senior Secured(i) 01/15/19	9.875%	661,000	733,710
Total			3,940,110
Media Non-Cable 0.7%
Clear Channel Communications, Inc. Senior Unsecured 05/15/15	4.900%	1,000,000	945,000
12/15/16	5.500%	1,000,000	800,000

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Local TV Finance LLC Senior Unsecured(i) 06/15/15	9.250%	2,000,000	2,030,000
Radio One, Inc. PIK 05/24/16	12.500%	3,030,619	3,045,772
Total			6,820,772
Metals 0.3%
Aleris International, Inc. Senior Unsecured(f)(h) 06/01/20	7.625%	13,834	14,526
Essar Steel Algoma, Inc. Senior Secured(i) 03/15/15	9.375%	1,000,000	957,500
FMG Resources August 2006 Proprietary Ltd.(i) 11/01/15	7.000%	2,000,000	2,040,000
Total			3,012,026
Non-Captive Diversified 0.3%
International Lease Finance Corp. Senior Unsecured(a) 06/15/16	2.224%	2,200,000	2,178,000
Other Industry 0.8%
General Cable Corp.(a) 04/01/15	2.649%	1,000,000	985,000
Hillman Group, Inc. (The)(i) 06/01/18	10.875%	1,500,000	1,616,250
Victor Technologies Group, Inc. Senior Secured 12/15/17	9.000%	2,000,000	2,160,000
WireCo WorldGroup, Inc. 05/15/17	9.500%	2,760,000	2,842,800
Total			7,604,050
Packaging 0.2%
Reynolds Group Issuer, Inc. LLC 05/15/18	8.500%	2,000,000	2,080,000
Retailers 0.5%
Jo-Ann Stores, Inc. Senior Unsecured(i) 03/15/19	8.125%	3,000,000	3,082,500
YCC Holdings LLC/Yankee Finance, Inc. Senior Unsecured PIK 02/15/16	10.250%	1,000,000	1,027,500
Total			4,110,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.4%
Alliance One International, Inc. Senior Unsecured 07/15/16	10.000%	3,000,000	3,150,000
Wirelines 0.1%
EarthLink, Inc. Senior Secured(i) 06/01/20	7.375%	188,000	185,650
Level 3 Financing, Inc.(a) 02/15/15	4.215%	1,000,000	1,000,000
Total			1,185,650
Total Corporate Bonds & Notes (Cost: $64,099,640)			64,795,477
Common Stocks 1.9%
Issuer		Shares	Value ($)
Consumer Discretionary 0.8%
Auto Components 0.1%
Delphi Automotive PLC		11,178	600,482
Mark IV Industries, Inc.(j)		667	27,347
Total			627,829
Hotels, Restaurants & Leisure —%
Buffets Restaurants Holdings, Inc.(j)		1,071	6,962
Household Durables —%
Rhodes Companies LLC (The)(j)		109,053	32,716
Media 0.7%
Cumulus Media, Inc. Class A(j)		43,542	186,360
Dex Media, Inc.(j)		494	7,358
F & W Media, Inc.(j)		4,165	521
HMH Publishers LLC(j)		10,952	314,870
Media News Group(j)		10,513	168,208
MGM Holdings II, Inc.(j)		68,207	3,700,230
Reader's Digest Association, Inc.(j)		26,729	1,406
Star Tribune Co. (The)(f)(j)		1,098	34,038
Tribune Co.(j)		29,872	1,887,163
Total			6,300,154
Total Consumer Discretionary			6,967,661

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology —%
IT Services —%
Advanstar Communications, Inc.(j)	41,649	416,490
Total Information Technology		416,490
Materials 1.1%
Chemicals 1.0%
LyondellBasell Industries NV, Class A	131,857	9,059,894
Metals & Mining 0.1%
Aleris International, Inc.(j)	16,009	720,405
Total Materials		9,780,299
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(j)	15,044	418,524
Total Telecommunication Services		418,524
Total Common Stocks (Cost: $13,177,371)		17,582,974

Warrants —%

Consumer Discretionary —%
Media —%
F & W Media, Inc.(j)	1,805	226
Star Tribune Co. (The)(f)(j)	3,481	107,911
Total		108,137
Total Consumer Discretionary		108,137
Total Warrants (Cost: $2,172,718)		108,137

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Money Market Funds 17.7%

Issuer	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.191%(k)(l)	165,245,429	165,245,429
Total Money Market Funds (Cost: $165,245,429)		165,245,429
Total Investments (Cost: $1,030,408,688)		1,032,977,909
Other Assets & Liabilities, Net		(101,559,737)
Net Assets		931,418,172

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2013. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(e)  At July 31, 2013, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Synagro Technologies, Inc. Debtor in Possession Term Loan	2,725,000

(f)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2013 was $1,552,602, representing 0.17% of net assets. Information concerning such security holdings at July 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Aleris International, Inc. Senior Unsecured 06/01/2020 7.625%	06/29/10	—
ATI Acquisition Co. Tranche B Term Loan 12/30/2014 0.000%	12/23/09 - 07/19/13	750,781
ATI Acquisition Co. Term Loan 12/30/2015 0.000%	12/23/09 - 07/13/12	497,832
Revolution Studios Distribution Co. LLC 2nd Lien Term Loan 06/21/2015 7.190%	12/21/06 - 01/31/12	686,213
Revolution Studios Distribution Co. LLC Tranche B Term Loan 12/21/2014 3.940%	12/21/06 - 06/09/09	879,746
Star Tribune Co. (The)	02/16/12	—
Star Tribune Co. (The)	03/09/07 - 12/02/11	1,779,696

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

(g)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2013, the value of these securities amounted to $272,839, which represents 0.03% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2013, the value of these securities amounted to $72,749, which represents 0.01% of net assets.

(i)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $20,493,885 or 2.20% of net assets.

(j)  Non-income producing.

(k)  The rate shown is the seven-day current annualized yield at July 31, 2013.

(l)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	32,966,968	399,881,719	(267,603,258)	165,245,429	104,553	165,245,429

Abbreviation Legend

PIK Payment-in-Kind

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Senior Loans
Building Materials	—	4,761,731	4,137,248	8,898,979
Chemicals	—	42,814,489	3,213,000	46,027,489
Construction Machinery	—	381,251	3,567,614	3,948,865
Consumer Cyclical Services	—	30,351,584	2,033,500	32,385,084
Electric	—	36,146,361	1,600,985	37,747,346
Gaming	—	38,408,947	3,037,625	41,446,572
Lodging	—	3,045,000	1,234,188	4,279,188
Media Cable	—	28,917,769	577,500	29,495,269
Media Non-Cable	—	54,286,674	1,199,970	55,486,644
Other Industry	—	8,293,301	9,630	8,302,931
Restaurants	—	6,704,034	58,223	6,762,257
Retailers	—	64,512,714	1,109,166	65,621,880
Technology	—	67,817,190	1,403,483	69,220,673
Transportation Services	—	5,712,950	2,803,812	8,516,762
All Other Industries	—	367,105,953	—	367,105,953
Total Senior Loans	—	759,259,948	25,985,944	785,245,892
Bonds
Corporate Bonds & Notes	—	64,795,477	—	64,795,477
Total Bonds	—	64,795,477	—	64,795,477

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	2,681,363	4,243,371	42,927	6,967,661
Information Technology	—	—	416,490	416,490
Materials	9,059,894	—	720,405	9,780,299
Telecommunication Services	418,524	—	—	418,524
Warrants
Consumer Discretionary	—	—	108,137	108,137
Total Equity Securities	12,159,781	4,243,371	1,287,959	17,691,111
Mutual Funds
Money Market Funds	165,245,429	—	—	165,245,429
Total Mutual Funds	165,245,429	—	—	165,245,429
Total	177,405,210	828,298,796	27,273,903	1,032,977,909

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Senior Loans ($)	Corporate Bonds & Notes ($)	Common Stocks ($)	Warrants ($)	Total ($)
Balance as of July 31, 2012	14,616,358	14,387	1,004,545	1,128	15,636,418
Accrued discounts/premiums	47,982	—	—	—	47,982
Realized gain (loss)	(98,895)	—	1	—	(98,894)
Change in unrealized appreciation (depreciation)(a)	1,248,557	—	7,840	5,480	1,261,877
Sales	(13,013,768)	—	—	—	(13,013,768)
Purchases	12,661,259	—	84,599	—	12,745,858
Transfers into Level 3	11,969,326	—	115,552	101,529	12,186,407
Transfers out of Level 3	(1,444,875)	(14,387)	(32,715)	—	(1,491,977)
Balance as of July 31, 2013	25,985,944	—	1,179,822	108,137	27,273,903

(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2013 was $993,414, which is comprised of Senior Loans of $985,765, Common Stocks of $2,169 and Warrants of $5,480.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, common stock and warrants classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Floating Rate Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Floating Rate Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $865,163,259)	$867,732,480
Affiliated issuers (identified cost $165,245,429)	165,245,429
Total investments (identified cost $1,030,408,688)	1,032,977,909
Cash	925,570
Receivable for:
Investments sold	57,067
Capital shares sold	7,341,975
Dividends	15,232
Interest	3,170,177
Prepaid expenses	8,946
Total assets	1,044,496,876
Liabilities
Payable for:
Investments purchased	1,927,500
Investments purchased on a delayed delivery basis	106,641,102
Capital shares purchased	1,927,326
Dividend distributions to shareholders	2,381,342
Investment management fees	14,551
Distribution and/or service fees	6,689
Transfer agent fees	85,569
Administration fees	1,714
Plan administration fees	1
Compensation of board members	22,780
Expense reimbursement due to Investment Manager	444
Other expenses	69,686
Total liabilities	113,078,704
Net assets applicable to outstanding capital stock	$931,418,172
Represented by
Paid-in capital	$996,004,436
Excess of distributions over net investment income	(4,206)
Accumulated net realized loss	(67,151,279)
Unrealized appreciation (depreciation) on:
Investments	2,569,221
Total — representing net assets applicable to outstanding capital stock	$931,418,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Floating Rate Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$565,254,198
Shares outstanding	61,459,943
Net asset value per share	$9.20
Maximum offering price per share(a)	$9.48
Class B
Net assets	$8,668,140
Shares outstanding	941,926
Net asset value per share	$9.20
Class C
Net assets	$96,163,579
Shares outstanding	10,453,898
Net asset value per share	$9.20
Class I
Net assets	$97,879,900
Shares outstanding	10,644,425
Net asset value per share	$9.20
Class K(b)
Net assets	$78,412
Shares outstanding	8,512
Net asset value per share	$9.21
Class R
Net assets	$891,191
Shares outstanding	96,809
Net asset value per share	$9.21
Class R4
Net assets	$102,573
Shares outstanding	11,172
Net asset value per share	$9.18
Class R5
Net assets	$61,580,423
Shares outstanding	6,670,513
Net asset value per share	$9.23
Class W
Net assets	$4,572
Shares outstanding	497
Net asset value per share	$9.20
Class Z
Net assets	$100,795,184
Shares outstanding	10,974,166
Net asset value per share	$9.18

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Floating Rate Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$723,719
Dividends — affiliated issuers	104,553
Interest	31,342,877
Foreign taxes withheld	(107,266)
Total income	32,063,883
Expenses:
Investment management fees	3,709,607
Distribution and/or service fees
Class A	1,002,020
Class B	80,064
Class C	606,983
Class R	2,138
Class W	11
Transfer agent fees
Class A	580,167
Class B	11,547
Class C	88,184
Class K(a)	44
Class R	625
Class R4(b)	8
Class R5	3,819
Class W	6
Class Z	111,550
Administration fees	441,027
Plan administration fees
Class K(a)	218
Compensation of board members	23,744
Custodian fees	103,638
Printing and postage fees	83,962
Registration fees	132,229
Professional fees	51,640
Other	9,953
Total expenses	7,043,184
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(72,956)
Total net expenses	6,970,228
Net investment income	25,093,655
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,799,492
Net realized gain	3,799,492
Net change in unrealized appreciation (depreciation) on:
Investments	15,288,426
Net change in unrealized appreciation (depreciation)	15,288,426
Net realized and unrealized gain	19,087,918
Net increase in net assets resulting from operations	$44,181,573

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Floating Rate Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012
Operations
Net investment income	$25,093,655	$22,906,801
Net realized gain (loss)	3,799,492	(4,143,574)
Net change in unrealized appreciation (depreciation)	15,288,426	(3,497,097)
Net increase in net assets resulting from operations	44,181,573	15,266,130
Distributions to shareholders
Net investment income
Class A	(15,964,662)	(16,760,908)
Class B	(261,256)	(402,512)
Class C	(1,945,811)	(1,786,040)
Class I	(3,722,490)	(3,326,080)
Class K(b)	(3,580)	(6,458)
Class R	(15,807)	(4,939)
Class R4	(206)	—
Class R5	(318,738)	(257)
Class W	(182)	(215)
Class Z	(3,244,735)	(1,520,283)
Total distributions to shareholders	(25,477,467)	(23,807,692)
Increase (decrease) in net assets from capital stock activity	418,124,816	(130,584,800)
Total increase (decrease) in net assets	436,828,922	(139,126,362)
Net assets at beginning of year	494,589,250	633,715,612
Net assets at end of year	$931,418,172	$494,589,250
Undistributed net investment income	$(4,206)	$335,351

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	33,391,446	305,470,140	7,449,529	65,400,666
Distributions reinvested	1,643,669	14,979,919	1,585,687	13,857,774
Redemptions	(11,450,004)	(104,573,478)	(17,943,554)	(155,737,788)
Net increase (decrease)	23,585,111	215,876,581	(8,908,338)	(76,479,348)
Class B shares
Subscriptions	383,311	3,504,932	111,308	973,323
Distributions reinvested	28,000	255,259	42,249	369,054
Redemptions(b)	(287,196)	(2,628,595)	(600,268)	(5,262,174)
Net increase (decrease)	124,115	1,131,596	(446,711)	(3,919,797)
Class C shares
Subscriptions	6,636,735	60,718,884	1,397,079	12,272,596
Distributions reinvested	182,539	1,664,568	160,963	1,407,385
Redemptions	(1,468,667)	(13,394,828)	(2,322,439)	(20,095,502)
Net increase (decrease)	5,350,607	48,988,624	(764,397)	(6,415,521)
Class I shares
Subscriptions	4,361,222	39,730,534	1,207,744	10,326,802
Distributions reinvested	408,275	3,722,090	376,535	3,283,596
Redemptions	(1,178,193)	(10,744,156)	(3,780,890)	(32,047,608)
Net increase (decrease)	3,591,304	32,708,468	(2,196,611)	(18,437,210)
Class K shares(c)
Subscriptions	—	—	9	75
Distributions reinvested	352	3,207	688	6,018
Redemptions	(6,307)	(56,896)	(1,480)	(12,781)
Net decrease	(5,955)	(53,689)	(783)	(6,688)
Class R shares
Subscriptions	84,950	778,266	16,618	147,156
Distributions reinvested	1,259	11,489	548	4,805
Redemptions	(16,040)	(146,044)	(1,185)	(10,147)
Net increase	70,169	643,711	15,981	141,814
Class R4 shares
Subscriptions	11,157	102,349	—	—
Distributions reinvested	19	172	—	—
Redemptions	(4)	(37)	—	—
Net increase	11,172	102,484	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia Floating Rate Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	7,458,614	68,684,807	—	—
Distributions reinvested	34,572	318,517	—	—
Redemptions	(823,229)	(7,598,836)	—	—
Net increase	6,669,957	61,404,488	—	—
Class Z shares
Subscriptions	10,666,044	97,097,324	5,861,380	51,140,436
Distributions reinvested	320,370	2,918,593	144,650	1,264,965
Redemptions	(4,673,653)	(42,693,364)	(8,891,901)	(77,873,451)
Net increase (decrease)	6,312,761	57,322,553	(2,885,871)	(25,468,050)
Total net increase (decrease)	45,709,241	418,124,816	(15,186,730)	(130,584,800)

(a) Class R4 shares are for the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia Floating Rate Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,
Class A	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.90	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.36	0.42		0.41	0.41	0.42
Net realized and unrealized gain (loss)	0.31	(0.05)		0.41	0.62	(1.02)
Total from investment operations	0.67	0.37		0.82	1.03	(0.60)
Less distributions to shareholders:
Net investment income	(0.37)	(0.43)		(0.40)	(0.42)	(0.44)
Total distributions to shareholders	(0.37)	(0.43)		(0.40)	(0.42)	(0.44)
Net asset value, end of period	$9.20	$8.90		$8.96	$8.54	$7.93
Total return	7.60%	4.36%		9.65%	13.18%	(5.95%)
Ratios to average net assets(a)(b)
Total gross expenses	1.11%	1.14	%(c)	1.10%	1.13%	1.13%
Total net expenses(d)	1.09%	1.11	%(c)(e)	1.08%	1.08%	1.01%
Net investment income	3.92%	4.73%		4.59%	4.82%	5.72%
Supplemental data
Net assets, end of period (in thousands)	$565,254	$337,242		$419,157	$226,172	$267,669
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class B	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.91	$8.97		$8.54	$7.94	$8.97
Income from investment operations:
Net investment income	0.29	0.35		0.34	0.34	0.37
Net realized and unrealized gain (loss)	0.30	(0.04)		0.42	0.62	(1.02)
Total from investment operations	0.59	0.31		0.76	0.96	(0.65)
Less distributions to shareholders:
Net investment income	(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Total distributions to shareholders	(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Net asset value, end of period	$9.20	$8.91		$8.97	$8.54	$7.94
Total return	6.68%	3.57%		8.95%	12.19%	(6.55%)
Ratios to average net assets(a)(b)
Total gross expenses	1.86%	1.90	%(c)	1.85%	1.90%	1.90%
Total net expenses(d)	1.84%	1.86	%(c)(e)	1.83%	1.84%	1.77%
Net investment income	3.19%	4.00%		3.86%	4.02%	5.08%
Supplemental data
Net assets, end of period (in thousands)	$8,668	$7,287		$11,337	$9,928	$13,753
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class C	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.91	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.29	0.35		0.34	0.34	0.37
Net realized and unrealized gain (loss)	0.30	(0.03)		0.41	0.63	(1.03)
Total from investment operations	0.59	0.32		0.75	0.97	(0.66)
Less distributions to shareholders:
Net investment income	(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Total distributions to shareholders	(0.30)	(0.37)		(0.33)	(0.36)	(0.38)
Net asset value, end of period	$9.20	$8.91		$8.96	$8.54	$7.93
Total return	6.68%	3.68%		8.84%	12.34%	(6.65%)
Ratios to average net assets(a)(b)
Total gross expenses	1.85%	1.89	%(c)	1.85%	1.89%	1.89%
Total net expenses(d)	1.84%	1.86	%(c)(e)	1.83%	1.83%	1.76%
Net investment income	3.14%	3.96%		3.83%	4.01%	5.05%
Supplemental data
Net assets, end of period (in thousands)	$96,164	$45,449		$52,578	$21,210	$15,721
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class I	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.90	$8.96		$8.54	$7.93	$8.96
Income from investment operations:
Net investment income	0.39	0.45		0.44	0.43	0.45
Net realized and unrealized gain (loss)	0.31	(0.04)		0.41	0.63	(1.02)
Total from investment operations	0.70	0.41		0.85	1.06	(0.57)
Less distributions to shareholders:
Net investment income	(0.40)	(0.47)		(0.43)	(0.45)	(0.46)
Total distributions to shareholders	(0.40)	(0.47)		(0.43)	(0.45)	(0.46)
Net asset value, end of period	$9.20	$8.90		$8.96	$8.54	$7.93
Total return	8.00%	4.75%		10.02%	13.55%	(5.55%)
Ratios to average net assets(a)(b)
Total gross expenses	0.71%	0.73	%(c)	0.77%	0.79%	0.78%
Total net expenses(d)	0.71%	0.73	%(c)	0.74%	0.75%	0.70%
Net investment income	4.30%	5.09%		5.00%	5.15%	6.18%
Supplemental data
Net assets, end of period (in thousands)	$97,880	$62,786		$82,844	$101,982	$112,681
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class K(a)	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.92	$8.97		$8.56	$7.95	$8.99
Income from investment operations:
Net investment income	0.37	0.42		0.42	0.40	0.44
Net realized and unrealized gain (loss)	0.29	(0.03)		0.40	0.63	(1.03)
Total from investment operations	0.66	0.39		0.82	1.03	(0.59)
Less distributions to shareholders:
Net investment income	(0.37)	(0.44)		(0.41)	(0.42)	(0.45)
Total distributions to shareholders	(0.37)	(0.44)		(0.41)	(0.42)	(0.45)
Net asset value, end of period	$9.21	$8.92		$8.97	$8.56	$7.95
Total return	7.55%	4.56%		9.62%	13.19%	(5.71%)
Ratios to average net assets(b)(c)
Total gross expenses	1.01%	1.03	%(d)	1.07%	1.09%	1.07%
Total net expenses(e)	1.01%	1.02	%(d)	1.04%	1.05%	0.81%
Net investment income	4.04%	4.83%		4.67%	4.75%	5.96%
Supplemental data
Net assets, end of period (in thousands)	$78	$129		$137	$178	$113
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.91	$8.97		$8.64
Income from investment operations:
Net investment income	0.33	0.38		0.32
Net realized and unrealized gain (loss)	0.31	(0.03)		0.32
Total from investment operations	0.64	0.35		0.64
Less distributions to shareholders:
Net investment income	(0.34)	(0.41)		(0.31)
Total distributions to shareholders	(0.34)	(0.41)		(0.31)
Net asset value, end of period	$9.21	$8.91		$8.97
Total return	7.33%	4.11%		7.47%
Ratios to average net assets(b)(c)
Total gross expenses	1.36%	1.39	%(d)	1.33	%(e)
Total net expenses(f)	1.34%	1.36	%(d)(g)	1.33	%(e)
Net investment income	3.64%	4.38%		4.23	%(e)
Supplemental data
Net assets, end of period (in thousands)	$891	$237		$96
Portfolio turnover	85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia Floating Rate Fund

Financial Highlights (continued)

Class R4	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.11
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	0.08
Total from investment operations	0.22
Less distributions to shareholders:
Net investment income	(0.15)
Total distributions to shareholders	(0.15)
Net asset value, end of period	$9.18
Total return	2.43%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)
Total net expenses(d)	0.84	%(c)
Net investment income	3.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$103
Portfolio turnover	85%

Notes to Financial Highlights

(a)  For the period from February 28, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
38

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.93	$8.99		$8.56	$7.95	$8.98
Income from investment operations:
Net investment income	0.35	0.44		0.44	0.43	0.45
Net realized and unrealized gain (loss)	0.35	(0.04)		0.41	0.62	(1.03)
Total from investment operations	0.70	0.40		0.85	1.05	(0.58)
Less distributions to shareholders:
Net investment income	(0.40)	(0.46)		(0.42)	(0.44)	(0.45)
Total distributions to shareholders	(0.40)	(0.46)		(0.42)	(0.44)	(0.45)
Net asset value, end of period	$9.23	$8.93		$8.99	$8.56	$7.95
Total return	7.93%	4.70%		9.98%	13.47%	(5.57%)
Ratios to average net assets(a)(b)
Total gross expenses	0.76%	0.79	%(c)	0.81%	0.87%	0.85%
Total net expenses(d)	0.76%	0.79	%(c)	0.79%	0.80%	0.75%
Net investment income	3.95%	5.04%		4.94%	5.10%	6.11%
Supplemental data
Net assets, end of period (in thousands)	$61,580	$5		$5	$5	$4
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
39

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class W	2013	2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$8.91	$8.96		$8.54	$7.93	$8.97
Income from investment operations:
Net investment income	0.36	0.41		0.41	0.39	0.42
Net realized and unrealized gain (loss)	0.30	(0.03)		0.41	0.63	(1.03)
Total from investment operations	0.66	0.38		0.82	1.02	(0.61)
Less distributions to shareholders:
Net investment income	(0.37)	(0.43)		(0.40)	(0.41)	(0.43)
Total distributions to shareholders	(0.37)	(0.43)		(0.40)	(0.41)	(0.43)
Net asset value, end of period	$9.20	$8.91		$8.96	$8.54	$7.93
Total return	7.49%	4.47%		9.65%	13.05%	(6.07%)
Ratios to average net assets(a)(b)
Total gross expenses	1.10%	1.18	%(c)	1.11%	1.26%	1.23%
Total net expenses(d)	1.09%	1.11	%(c)	1.09%	1.20%	1.14%
Net investment income	3.95%	4.72%		4.63%	4.70%	5.71%
Supplemental data
Net assets, end of period (in thousands)	$5	$4		$4	$4	$4
Portfolio turnover	85%	42%		69%	68%	84%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
40

Columbia Floating Rate Fund

Financial Highlights (continued)

	Year Ended July 31,
Class Z	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.89	$8.95		$8.63
Income from investment operations:
Net investment income	0.38	0.43		0.35
Net realized and unrealized gain (loss)	0.30	(0.04)		0.32
Total from investment operations	0.68	0.39		0.67
Less distributions to shareholders:
Net investment income	(0.39)	(0.45)		(0.35)
Total distributions to shareholders	(0.39)	(0.45)		(0.35)
Net asset value, end of period	$9.18	$8.89		$8.95
Total return	7.75%	4.63%		7.80%
Ratios to average net assets(b)(c)
Total gross expenses	0.86%	0.89	%(d)	0.82	%(e)
Total net expenses(f)	0.84%	0.85	%(d)(g)	0.82	%(e)
Net investment income	4.16%	4.92%		4.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$100,795	$41,450		$67,558
Portfolio turnover	85%	42%		69%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to July 31, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
41

Columbia Floating Rate Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on February 28, 2013.

Class R5 shares are not subject to sales charges. Effective November 8, 2012, Class R5 shares are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

Annual Report 2013
42

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Investments in Loans

The Fund may invest in loan participations and assignments of all or a portion of a loan. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce their rights only through an administrative agent. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have their interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when

Annual Report 2013
43

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Annual Report 2013
44

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.59% to 0.36% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.58% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $2,834.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.15
Class K	0.05
Class R	0.15
Class R4	0.14	*
Class R5	0.05
Class W	0.13
Class Z	0.15

*Annualized

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B

Annual Report 2013
45

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,058,000 and $649,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $597,895 for Class A, $979 for Class B and $9,329 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	October 1, 2012 through November 30, 2013		Prior to October 1, 2012
Class A	1.09%		1.12%
Class B	1.84		1.87
Class C	1.84		1.87
Class I	0.74		0.80
Class K	1.04		1.10
Class R	1.34		1.37
Class R4	0.84	*	—
Class R5	0.79		0.85
Class W	1.09		1.12
Class Z	0.84		0.87

*Annual rate is contractual from February 28, 2013 (the commencement of operations of Class R4 shares) through November 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, and principal and/or interest of fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$44,255
Accumulated net realized loss	(44,256)
Paid-in capital	1

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2013	2012
Ordinary income	$25,477,467	$23,807,692

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,561,767
Unrealized appreciation	1,383,349

At July 31, 2013, the cost of investments for federal income tax purposes was $1,031,594,560 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,049,835
Unrealized depreciation	(13,666,486)
Net unrealized appreciation	1,383,349

Annual Report 2013
46

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	1,479,959
2017	29,093,899
2018	35,398,330
Total	65,972,188

For the year ended July 31, 2013, $4,350,024 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $904,397,901 and $517,196,544, respectively, for the year ended July 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2013, affiliated shareholder accounts owned 42.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 9. Significant Risks

Floating Rate Loan Risk

The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, prepayment and extension risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2013
47

Columbia Floating Rate Fund

Notes to Financial Statements (continued)

July 31, 2013

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Columbia Floating Rate Fund (the "Fund") is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the "Lawsuit"), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the "Bankruptcy Court"). The Fund and several other defendants (together the "Senior Transeastern Defendants") were lenders to parties involved in a joint venture with TOUSA, Inc. ("TOUSA") on a $450 million Credit Agreement dated as of August 1, 2005 (the "Credit Agreement"). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the "Transeastern Litigation"). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA's subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA ("Committee") filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court's decision to the District Court for the Southern District of Florida (the "District Court"). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court's decision as it relates to the liability of the Senior Transeastern

Defendants and ordering that "[t]he Bankruptcy Court's imposition of remedies as to the [Senior Transeastern Defendants] is null and void." On March 8, 2011, the Committee appealed the District Court's order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues. Briefing is complete on the remaining appellate issues. No date for oral argument has yet been set.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
48

Columbia Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Floating Rate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the "Fund") (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers, transfer agents and agent banks, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

Annual Report 2013
49

Columbia Floating Rate Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	3.54%
Dividends Received Deduction	0.44%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
50

Columbia Floating Rate Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
51

Columbia Floating Rate Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
52

Columbia Floating Rate Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
53

Columbia Floating Rate Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
54

Columbia Floating Rate Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
55

Columbia Floating Rate Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
56

Columbia Floating Rate Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe's median expense ratio. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
57

Columbia Floating Rate Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Floating Rate Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
61

Columbia Floating Rate Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN149_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia Short-Term Cash Fund

Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the 1933 Act.

Not FDIC insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19
Approval of Investment Management Services Agreement	24
Important Information About This Report	29

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Short-Term Cash Fund

Portfolio Overview

Portfolio Breakdown (%) (at July 31, 2013)
Asset-Backed Commercial Paper	17.0
Asset-Backed Securities — Non-Agency(a)	1.3
Certificates of Deposit	8.9
Commercial Paper	33.1
Repurchase Agreements	2.6
Treasury Bills	10.5
U.S. Government & Agency Obligations	26.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Category comprised of short-term asset-backed securities.

Annual Report 2013
2

Columbia Short-Term Cash Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)				Fund's Annualized Expense Ratio (%)
ActualHypothetical		ActualHypothetical		ActualHypothetical				Actual
1,000.00	1,000.00	1,000.60	1,024.79	0.00	*	0.00	*	0.00 *

Expenses paid during the period are equal to the annualized expense ratio indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

*Rounds to zero.

Annual Report 2013
3

Columbia Short-Term Cash Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Asset-Backed Commercial Paper 17.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Bryant Park Funding LLC(a) 08/01/13	0.081%	14,200,000	14,200,000
Chariot Funding LLC(a) 08/01/13	0.101%	38,640,000	38,640,000
11/01/13	0.180%	44,185,000	44,164,675
FCAR Owner Trust Series I 08/01/13	0.244%	44,000,000	44,000,000
10/01/13	0.200%	7,000,000	6,997,628
10/03/13	0.190%	30,000,000	29,990,025
Fairway Finance Co. LLC(a) 08/12/13	0.140%	31,144,000	31,142,573
08/20/13	0.170%	36,936,000	36,932,491
09/04/13	0.150%	30,000,000	29,995,750
09/18/13	0.170%	30,016,000	30,009,196
10/07/13	0.170%	25,000,000	24,992,090
10/16/13	0.170%	25,015,000	25,006,022
10/17/13	0.170%	23,314,000	23,305,523
Jupiter Securitization Co. LLC(a) 08/02/13	0.090%	22,000,000	21,999,890
Market Street Funding LLC(a) 08/22/13	0.160%	45,000,000	44,995,538
09/16/13	0.180%	53,994,000	53,981,581
10/09/13	0.180%	25,000,000	24,991,375
10/15/13	0.180%	30,000,000	29,988,750
MetLife Short Term Funding LLC(a) 08/02/13	0.080%	25,000,000	24,999,896
08/26/13	0.160%	36,000,000	35,996,000
09/30/13	0.160%	45,000,000	44,988,000
10/01/13	0.160%	25,000,000	24,993,222
10/22/13	0.150%	26,500,000	26,490,946
10/29/13	0.140%	50,000,000	49,982,695
Old Line Funding LLC(a) 08/02/13	0.110%	50,000,000	49,999,708
09/06/13	0.200%	47,094,000	47,084,581
09/13/13	0.200%	35,000,000	34,991,639
09/16/13	0.170%	37,886,000	37,877,770
09/18/13	0.140%	30,000,000	29,994,400
Regency Markets No. 1 LLC(a) 08/08/13	0.130%	35,000,000	34,998,979
08/15/13	0.140%	34,000,000	33,998,017
08/19/13	0.140%	50,000,000	49,996,250
08/20/13	0.140%	79,000,000	78,993,746
08/28/13	0.150%	30,000,000	29,996,625
Thunder Bay Funding LLC(a) 08/19/13	0.200%	25,000,000	24,997,375
08/20/13	0.160%	15,000,000	14,998,654
09/09/13	0.200%	25,000,000	24,994,583
09/25/13	0.170%	35,000,000	34,990,910
Total Asset-Backed Commercial Paper (Cost: $1,290,697,103)			1,290,697,103

Commercial Paper 33.1%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Banking 8.9%
Australia and New Zealand Banking Group 08/01/13	0.090%	200,000,000	200,000,000
HSBC U.S.A., Inc. 08/05/13	0.160%	30,000,000	29,999,333
10/18/13	0.180%	22,000,000	21,991,420
11/06/13	0.200%	30,000,000	29,983,833
11/26/13	0.200%	50,000,000	49,967,500
11/27/13	0.200%	30,000,000	29,980,333
12/02/13	0.200%	35,000,000	34,976,083
State Street Corp. 09/03/13	0.170%	50,000,000	49,992,208
09/10/13	0.170%	50,000,000	49,990,556
09/11/13	0.170%	50,000,000	49,990,320
09/12/13	0.170%	40,000,000	39,992,067
Wells Fargo & Co. 08/21/13	0.130%	40,000,000	39,997,111
08/28/13	0.130%	50,000,000	49,995,125
Total			676,855,889
Consumer Products 2.6%
Procter & Gamble Co. (The)(a) 08/06/13	0.080%	48,000,000	47,999,400
08/07/13	0.090%	50,000,000	49,999,167
08/09/13	0.090%	50,000,000	49,998,889
10/28/13	0.130%	50,000,000	49,984,111
Total			197,981,567
Integrated Energy 2.4%
Chevron Corp.(a) 08/05/13	0.060%	21,600,000	21,599,808
Exxon Mobil Corp. 08/27/13	0.060%	100,000,000	99,995,305
09/19/13	0.080%	60,000,000	59,993,467
Total			181,588,580
Life Insurance 2.7%
New York Life Capital Corp.(a) 08/09/13	0.130%	8,640,000	8,639,731
08/21/13	0.140%	8,350,000	8,349,351
08/28/13	0.140%	30,000,000	29,996,850
09/09/13	0.130%	33,205,000	33,200,324
09/13/13	0.130%	30,665,000	30,660,238
09/25/13	0.130%	36,999,000	36,991,652
09/26/13	0.140%	25,000,000	24,994,556
10/08/13	0.130%	14,500,000	14,496,439
10/31/13	0.120%	20,000,000	19,993,933
Total			207,323,074

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
4

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2013

Commercial Paper (continued)

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Non-Captive Diversified 2.6%
General Electric Capital Corp. 11/14/13	0.150%	50,000,000	49,978,125
11/15/13	0.150%	50,000,000	49,977,917
11/21/13	0.150%	50,000,000	49,976,667
11/22/13	0.150%	50,000,000	49,976,458
Total			199,909,167
Pharmaceuticals 7.5%
Johnson & Johnson(a) 08/13/13	0.050%	50,000,000	49,999,167
Merck & Co., Inc.(a) 09/23/13	0.070%	50,000,000	49,994,847
09/27/13	0.090%	90,000,000	89,987,175
Roche Holdings, Inc.(a) 08/13/13	0.080%	25,000,000	24,999,250
08/16/13	0.090%	25,000,000	24,999,062
09/13/13	0.090%	15,000,000	14,998,388
09/17/13	0.090%	70,000,000	69,991,383
09/18/13	0.090%	25,000,000	24,997,000
10/02/13	0.090%	25,000,000	24,996,125
Sanofi Aventis(a) 09/16/13	0.130%	50,000,000	49,991,694
09/20/13	0.150%	40,000,000	39,991,667
09/25/13	0.150%	50,000,000	49,988,542
09/27/13	0.130%	50,000,000	49,989,708
Total			564,924,008
Retailers 2.7%
Wal-Mart Stores, Inc.(a) 08/01/13	0.060%	50,000,000	50,000,000
08/13/13	0.070%	35,000,000	34,999,183
08/19/13	0.060%	50,000,000	49,998,375
09/16/13	0.090%	50,000,000	49,994,250
09/24/13	0.100%	17,000,000	16,997,450
Total			201,989,258
Technology 1.3%
International Business Machines Co.(a) 08/02/13	0.020%	45,000,000	44,999,950
08/14/13	0.050%	50,000,000	49,999,097
Total			94,999,047
Transportation Services 2.4%
NetJets, Inc.(a) 08/06/13	0.040%	35,000,000	34,999,757
08/09/13	0.050%	50,000,000	49,999,333
08/26/13	0.060%	100,000,000	99,995,834
Total			184,994,924
Total Commercial Paper (Cost: $2,510,565,514)			2,510,565,514

Certificates of Deposit 8.9%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Bank of Montreal 08/01/13	0.040%	170,000,000	170,000,000
Branch Banking and Trust Co. 08/02/13	0.160%	50,000,000	50,000,000
09/24/13	0.150%	50,000,000	50,000,000
09/26/13	0.150%	40,000,000	40,000,000
10/30/13	0.120%	50,000,000	50,000,000
10/31/13	0.120%	30,000,000	30,000,000
Canadian Imperial Bank of Commerce 08/01/13	0.050%	93,700,000	93,700,000
Toronto Dominion Bank 08/20/13	0.120%	50,000,000	50,000,000
09/23/13	0.160%	50,000,000	50,000,000
10/04/13	0.170%	40,000,000	40,000,000
11/19/13	0.160%	50,000,000	50,000,000
Total Certificates of Deposit (Cost: $673,700,000)			673,700,000

U.S. Government & Agency Obligations 26.6%

Federal Home Loan Banks Discount Notes 09/18/13	0.050%	138,735,000	138,726,526
Federal Home Loan Banks 08/06/13	0.010%	50,000,000	49,999,896
08/07/13	0.060%	75,000,000	74,999,125
08/14/13	0.060%	72,000,000	71,998,440
08/16/13	0.050%	117,300,000	117,297,556
08/21/13	0.070%	263,013,000	263,002,600
08/23/13	0.090%	150,000,000	149,991,658
09/04/13	0.050%	23,900,000	23,898,871
09/11/13	0.050%	100,000,000	99,993,736
09/13/13	0.050%	100,000,000	99,994,028
09/16/13	0.050%	150,000,000	149,990,417
09/27/13	0.040%	350,000,000	349,977,833
10/11/13	0.070%	98,150,000	98,136,450
10/18/13	0.050%	126,900,000	126,887,627
01/30/14	0.110%	40,000,000	39,995,562
03/28/14	0.180%	35,000,000	34,986,873
07/29/14	0.200%	40,000,000	40,000,000
Federal Home Loan Mortgage Corp. 08/26/13	0.010%	34,300,000	34,299,643
Federal National Mortgage Association 08/28/13	0.020%	55,000,000	54,999,175
Total U.S. Government & Agency Obligations (Cost: $2,019,176,016)			2,019,176,016
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
5

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2013

Repurchase Agreements 2.6%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Barclays Bank PLC dated 07/31/13, matures 08/01/13, repurchase price $50,000,097 (collateralized by U.S. Treasury Note Total Market Value $50,000,022)	0.070%	50,000,000	50,000,000
RBC Capital Markets LLC dated 07/31/13, matures 08/01/13, repurchase price $50,000,056 (collateralized by U.S. Treasury Bills/Notes Total Market Value $51,000,051)	0.040%	50,000,000	50,000,000
TD Securities dated 07/31/13, matures 08/01/13, repurchase price $100,000,139 (collateralized by U.S. Treasury Note Total Market Value $102,000,033)	0.050%	100,000,000	100,000,000
Total Repurchase Agreements (Cost: $200,000,000)			200,000,000

Treasury Bills 10.5%

U.S. Treasury Bills 08/01/13	0.010%	150,000,000	150,000,000
08/08/13	0.020%	300,000,000	299,998,614
08/15/13	0.020%	200,000,000	199,998,289
08/22/13	0.010%	150,000,000	149,999,125
Total Treasury Bills (Cost: $799,996,028)			799,996,028

Asset-Backed Securities — Non-Agency 1.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ABS Other 0.5%
CNH Equipment Trust Series 2013-A Class A1 03/15/14	0.230%	8,763,443	8,763,443
GE Equipment Small Ticket LLC Series 2013-1A Class A1(b) 08/25/14	0.230%	23,200,000	23,200,000
Great America Leasing Receivables Series 2013-1 Class A1(b) 02/18/14	0.240%	4,110,911	4,110,911
Macquarie Equipment Funding Trust Series 2012-A Class A1(b) 10/21/13	0.290%	1,997,133	1,997,133
Total			38,071,487

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Car Loan 0.8%
ARI Fleet Lease Trust Series 2013-A Class A1(b) 04/15/14	0.260%	8,980,881	8,980,881
AmeriCredit Automobile Receivables Trust Series 2013-1 Class A1 02/10/14	0.240%	2,165,672	2,165,672
CarMax Auto Owner Trust Series 2013-1 Class A1 02/17/14	0.200%	2,038,736	2,038,736
Enterprise Fleet Financing LLC Series 2013-1 Class A1(b) 03/20/14	0.260%	8,015,306	8,015,306
Ford Credit Auto Owner Trust Series 2013-A Class A1(b) 03/15/14	0.200%	333,494	333,494
Hyundai Auto Lease Securitization Trust Series 2013-A Class A1(b) 03/17/14	0.230%	3,731,696	3,731,696
Hyundai Auto Receivables Trust Series 2013-A Class A1 02/18/14	0.200%	2,617,893	2,617,893
Mercedes-Benz Auto Lease Trust Series 2013-A Class A1 05/15/14	0.270%	14,539,862	14,539,862
SMART Trust Series 2013-2US Class A1 05/14/14	0.260%	14,601,578	14,601,578
Volkswagen Auto Loan Enhanced Trust Series 2013-1 Class A1 03/20/14	0.200%	5,578,598	5,578,598
Total			62,603,716
Total Asset-Backed Securities — Non-Agency (Cost: $100,675,203)			100,675,203
Total Investments (Cost: $7,594,809,864)			7,594,809,864
Other Assets & Liabilities, Net			(734,527)
Net Assets			7,594,075,337

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
6

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments

(a)  Represents a security sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $2,683,521,136 or 35.34% of net assets.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2013, the value of these securities amounted to $50,369,421 or 0.66% of net assets.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Short-Term Cash Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Asset-Backed Commercial Paper	—	1,290,697,103	—	1,290,697,103
Commercial Paper	—	2,510,565,514	—	2,510,565,514
Certificates of Deposit	—	673,700,000	—	673,700,000
U.S. Government & Agency Obligations	—	2,019,176,016	—	2,019,176,016
Repurchase Agreements	—	200,000,000	—	200,000,000
Treasury Bills	—	799,996,028	—	799,996,028
Total Short-Term Securities	—	7,494,134,661	—	7,494,134,661
Bonds
Asset-Backed Securities — Non-Agency	—	100,675,203	—	100,675,203
Total Bonds	—	100,675,203	—	100,675,203
Total	—	7,594,809,864	—	7,594,809,864

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Short-Term Cash Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value (identified cost $7,394,809,864)	$7,394,809,864
Repurchase agreements (identified cost $200,000,000)	200,000,000
Total investments (identified cost $7,594,809,864)	7,594,809,864
Cash	14,473
Receivable for:
Interest	80,507
Prepaid expenses	3,310
Total assets	7,594,908,154
Liabilities
Payable for:
Dividend distributions to shareholders	784,689
Compensation of board members	4,344
Other expenses	43,784
Total liabilities	832,817
Net assets applicable to outstanding capital stock	$7,594,075,337
Represented by
Paid-in capital	$7,594,155,055
Excess of distributions over net investment income	(1,626)
Accumulated net realized loss	(78,092)
Total — representing net assets applicable to outstanding capital stock	$7,594,075,337
Shares outstanding	7,594,155,043
Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

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9

Columbia Short-Term Cash Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Interest	$9,188,662
Income from securities lending — net	110,940
Total income	9,299,602
Expenses:
Compensation of board members	14,590
Custodian fees	65,919
Shareholder reports and communication	10,919
Professional fees	34,153
Commitment fees for bank credit facility	23,016
Other	(98,076)
Total expenses	50,521
Net investment income	9,249,081
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,888
Net realized gain	1,888
Net increase in net assets resulting from operations	$9,250,969

The accompanying Notes to Financial Statements are an integral part of this statement.

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10

Columbia Short-Term Cash Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$9,249,081	$8,074,046
Net realized gain (loss)	1,888	(71,195)
Net increase in net assets resulting from operations	9,250,969	8,002,851
Distributions to shareholders
Net investment income	(9,250,707)	(8,075,287)
Total distributions to shareholders	(9,250,707)	(8,075,287)
Increase in net assets from capital stock activity	833,656,515	1,946,478,982
Total increase in net assets	833,656,777	1,946,406,546
Net assets at beginning of year	6,760,418,560	4,814,012,014
Net assets at end of year	$7,594,075,337	$6,760,418,560
Undistributed (excess of distributions over) net investment income	$(1,626)	$—

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Short-Term Cash Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	17,153,259,545	17,153,259,545	19,003,034,674	19,003,034,674
Distributions reinvested	9,362,091	9,362,091	7,736,873	7,736,873
Redemptions	(16,328,965,121)	(16,328,965,121)	(17,064,292,565)	(17,064,292,565)
Total net increase	833,656,515	833,656,515	1,946,478,982	1,946,478,982

The accompanying Notes to Financial Statements are an integral part of this statement.

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12

Columbia Short-Term Cash Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.

	Year Ended July 31,
	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income (loss)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01
Net realized and unrealized gain (loss)	0.00	(a)	(0.00	)(a)	—		0.00	(a)	(0.01)
Increase from payments by affiliate	—		—		—		—		0.01
Total from investment operations	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.01
Less distributions to shareholders from:
Net investment income	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
Total distributions to shareholders	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.00	)(a)	(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.14%		0.15%		0.26%		0.25%		0.92	%(b)
Ratios to average net assets(c)
Total gross expenses	0.00	%(a)	0.00	%(a)(d)	0.00	%(a)	0.00	%(a)	0.01%
Total net expenses	0.00	%(a)	0.00	%(a)(d)	0.00	%(a)	0.00	%(a)	0.01%
Net investment income	0.14%		0.15%		0.21%		0.23%		1.02%
Supplemental data
Net assets, end of period (in thousands)	$7,594,075		$6,760,419		$4,814,012		$2,982,666		$2,990,490

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 1.14%.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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13

Columbia Short-Term Cash Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds or similar organizations or persons that are accredited investors within the meaning of the Securities Act of 1933, as amended.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Other expenses on the Statement of Operations include adjustments as a result of a change in estimated expenses for the year ended July 31, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund's net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund's market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and

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14

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2013

capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under the Investment Management Services Agreement, subject to the policies set by the Board, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), provides investment management services. The Fund does not pay an investment management fee for managing its assets, but it does pay taxes, brokerage commissions and nonadvisory expenses.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $1,213.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distribution payable. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2013	2012
Ordinary income	$9,250,707	$8,075,287

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$787,563

At July 31, 2013, the cost of investments for federal income tax purposes was $7,594,809,864.

The following capital loss carryforward, determined at July 31, 2013, may be available to reduce taxable income

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15

Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$8,785
Unlimited short-term	69,307
Total	$78,092

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2013, $1,888 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended

July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 6. Shareholder Concentration

At July 31, 2013, the Investment Manager or affiliates owned 100.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

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Columbia Short-Term Cash Fund

Notes to Financial Statements (continued)

July 31, 2013

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
17

Columbia Short-Term Cash Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Short-Term Cash Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund (the "Fund") (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

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Columbia Short-Term Cash Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; or contacting your financial intermediary.

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21

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
22

Columbia Short-Term Cash Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
23

Columbia Short-Term Cash Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
24

Columbia Short-Term Cash Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board observed that the Fund, commonly referred to as a "cash pool fund," is designed to serve as a vehicle for other funds managed by Columbia Management to invest their cash balances. Because Columbia Management collects investment management services fees on the funds that invest in the Fund, the Fund does not pay investment management services fees. The Board also noted that the Fund does not pay administrative services fees, transfer agency fees or distribution fees.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

Given that the Fund does not pay investment management services fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of the Fund.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
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28

Columbia Short-Term Cash Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
29

Columbia Short-Term Cash Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN224_07_C01_(09/13)

Annual Report

July 31, 2013

Columbia Large Growth Quantitative Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

A return to volatility

Volatility returned to the financial markets in the second quarter of 2013, as uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. Households advanced their spending but also allocated less to savings. Labor markets continued to crank out jobs at a steady pace, slowly reducing unemployment. Housing activity remained strong and retail sales were higher despite no real increase in income. The single weak spot was in the manufacturing sector, where activity slowed. While the consumer has weathered the domestic drag well, business has been closer to the global slowdown and effects of sequestration. Businesses remain very cautious, keeping inventories and staffs lean, and are planning for but not yet confident enough to make capital expenditures.

Against this backdrop, equities outperformed fixed income during the second quarter of 2013. Small-cap stocks outperformed large- and mid-cap stocks, and growth outperformed value except for in the large-cap sector. Outside the United States, foreign stock markets generally lost ground, with the most significant losses sustained by emerging markets.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>   Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Growth Quantitative Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Approval of Investment Management Services Agreement	42
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Growth Quantitative Fund

Performance Overview

Performance Summary

>  Columbia Large Growth Quantitative Fund (the Fund) Class A shares returned 18.82% excluding sales charges for the 12-month period that ended July 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 21.64% during the same 12 months.

>  The Fund's relative results can be attributed primarily to stock selection.

Average Annual Total Returns (%) (for period ended July 31, 2013)

	Inception	1 Year	5 Years	Life
Class A	05/17/07
Excluding sales charges		18.82	7.55	3.94
Including sales charges		11.94	6.28	2.96
Class B	05/17/07
Excluding sales charges		18.11	6.77	3.17
Including sales charges		13.11	6.46	3.17
Class C	05/17/07
Excluding sales charges		18.12	6.76	3.18
Including sales charges		17.12	6.76	3.18
Class I	05/17/07	19.51	8.08	4.45
Class K (formerly Class R4)	05/17/07	19.08	7.76	4.16
Class R	05/17/07	18.65	7.30	3.72
Class R5*	11/08/12	19.29	7.64	4.01
Class W*	08/01/08	18.85	7.57	3.96
Class Z*	09/27/10	19.19	7.66	4.03
Russell 1000 Growth Index		21.64	9.01	5.89

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Growth Quantitative Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (May 17, 2007 – July 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Growth Quantitative Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance

At July 31, 2013, approximately 43% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2013, the Fund's Class A shares returned 18.82% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which rose 21.64% for the same 12 months. The Fund's relative results can be attributed primarily to stock selection.

U.S. Equities Surged Amidst Investor Optimism

U.S. equities delivered strong overall results for the fiscal year ended July 31, 2013, despite continued challenges. Investor optimism appeared to overcome concerns over high unemployment, too-close-to-call presidential election, a fiscal cliff impasse, persistent European sovereign debt troubles and the Federal Reserve's (the Fed) comments about tapering its quantitative easing program. Indeed, the Fed maintained its stimulative monetary policy during the period, tying its policy moves to unemployment and inflation levels rather than to any date-specific guideline. At the same time, lower borrowing costs and no wage inflation supported improved corporate profit margins and higher corporate earnings. Investors also appeared to be encouraged by improved housing market data, better job growth and higher durable goods orders, as the U.S. economic recovery continued its slow but relatively steady march forward. That said, volatility remained persistent, especially toward the end of the second quarter of 2013, when uncertainty about the global economy, monetary policy and the impact of the sequester's spending cuts weighed on investors. However, in July 2013, the U.S. equity market rebounded strongly from June's decline, with the S&P 500 Index achieving new highs. In all, despite counter-balancing forces, investors elected to focus on the positive, as noted by the strong performance of the broad U.S. equity market.

Risk-On Stock Characteristics Led Market Higher

Stocks with risk-on characteristics led the market higher during the annual period, significantly outperforming those with more defensive characteristics. For example, the smallest 20% of stocks in the benchmark (by weight) outperformed the largest 20% (by weight) of stocks in the benchmark by almost 40%. Although some of this differential was a result of the significant underperformance of computers and peripherals giant Apple, which was down nearly 24% during the fiscal year, other large companies in the benchmark struggled as well. Similarly, non-dividend paying stocks in the benchmark (about 25% of the total by weight) outperformed the highest quartile of dividend payers by about 15%.

Not surprisingly, these large performance differentials carried over to the performance of our stock selection model. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. Consistent with the dynamics of the market, the stocks we consider to be the highest quality underperformed those we consider to be the lowest quality stocks, by almost 30%, as lower quality names rebounded strongly during the rally.

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2013)
Apple, Inc.	5.6
Microsoft Corp.	4.6
Google, Inc., Class A	3.5
Oracle Corp.	3.1
Wal-Mart Stores, Inc.	2.7
Mastercard, Inc., Class A	2.7
Verizon Communications, Inc.	2.7
United Parcel Service, Inc., Class B	2.5
Emerson Electric Co.	2.2
TJX Companies, Inc.	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Large Growth Quantitative Fund

Manager Discussion of Fund Performance (continued)

In contrast, the performance differential among stocks based on either our valuation or catalyst metrics was significantly smaller. The top-to-bottom quintile spread for our valuation metrics was approximately 3%. Although the stocks considered most attractive based on our valuation measures outperformed the benchmark by almost 8%, the least attractive stocks based on our valuation measures also outperformed the benchmark — by just less than 5%. Investors favored stocks with lower price-to-book ratios, but also favored stocks with higher price-earnings ratios in the benchmark. For our catalyst measures, the pattern was similar, as both highly-ranked and poorly-ranked stocks outperformed the benchmark, with a performance differential of less than 2%.

Information Technology and Consumer Discretionary Holdings Hampered Returns

As usual, the Fund maintained a relatively neutral stance on sector allocation, and the majority of its annual performance relative to the benchmark was influenced by stock selection. Stock selection in the information technology and consumer discretionary sectors was the primary detractor from the Fund's relative performance, most notably the software and specialty retail industries, respectively. Stock selection in industrials, energy, utilities and telecommunication services hampered results as well.

The Fund's greatest individual detractors were computers & peripherals giant Apple and information technology developer and supplier SolarWinds. The Fund had a larger position than the benchmark in each, and each significantly lagged the benchmark overall. A position in consumer goods rental company Aaron's also detracted significantly. Although Aaron's was not one of the most significant absolute underperformers of the benchmark during the period, it was amongst the largest overweight positions in the Fund and thus detracted from relative results.

Health Care and Consumer Staples Selection Boosted Fund Performance

Stock selection within the health care and consumer staples sectors benefited performance most. Stock selection in materials and financials also added value, albeit more modestly. Individual stocks contributing most to relative performance were supermarket retailer Kroger and pharmaceutical companies Warner Chilcott and Bristol-Myers Squibb. The Fund had larger positions than the benchmark in each of these holdings, and each significantly outpaced the benchmark overall.

While there were some changes in sector allocations during the reporting period as a result of the Fund's bottom-up stock selection process, all changes were quite modest. There were no significant changes to our stock selection model during the annual period.

Looking Ahead

In the current economic environment, we intend to maintain our investment discipline, seeking to identify stocks we believe have the potential to outperform within each sector. We also seek to minimize sector weight differences between the Fund and its benchmark. We continue to favor stocks with attributes considered most important in the Fund's quantitative stock selection model — companies with attractive valuations relative to their peers, companies with strong business and market momentum, and companies with good quality of earnings and financial strength. Over the long term, we believe that stocks with these characteristics have tended to outperform their peers in various macroeconomic conditions.

Portfolio Breakdown (%) (at July 31, 2013)
Common Stocks	98.5
Consumer Discretionary	19.0
Consumer Staples	12.9
Energy	4.1
Financials	5.1
Health Care	12.8
Industrials	11.9
Information Technology	25.1
Materials	4.5
Telecommunication Services	2.6
Utilities	0.5
Money Market Funds	1.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. Securities selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Annual Report 2013
5

Columbia Large Growth Quantitative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2013 – July 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,135.70	1,018.70	6.51	6.16	1.23
Class B	1,000.00	1,000.00	1,133.10	1,014.98	10.47	9.89	1.98
Class C	1,000.00	1,000.00	1,133.80	1,014.98	10.48	9.89	1.98
Class I	1,000.00	1,000.00	1,139.30	1,020.88	4.19	3.96	0.79
Class K	1,000.00	1,000.00	1,136.80	1,019.39	5.77	5.46	1.09
Class R	1,000.00	1,000.00	1,135.30	1,017.46	7.84	7.40	1.48
Class R5	1,000.00	1,000.00	1,139.20	1,020.93	4.14	3.91	0.78
Class W	1,000.00	1,000.00	1,135.00	1,018.45	6.78	6.41	1.28
Class Z	1,000.00	1,000.00	1,137.70	1,019.69	5.46	5.16	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Large Growth Quantitative Fund

Portfolio of Investments

July 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
Consumer Discretionary 19.0%
Auto Components 1.9%
Delphi Automotive PLC	168,800	9,067,936
Hotels, Restaurants & Leisure 1.3%
Bally Technologies, Inc.(a)	25,400	1,820,672
International Game Technology	225,800	4,170,526
Total		5,991,198
Internet & Catalog Retail 0.8%
Netflix, Inc.(a)	15,900	3,883,098
Media 6.2%
Comcast Corp., Class A	217,700	9,813,916
DIRECTV(a)	154,600	9,781,542
Discovery Communications, Inc., Class A(a)	111,000	8,848,920
Scripps Networks Interactive, Inc., Class A	8,200	580,314
Total		29,024,692
Multiline Retail 1.3%
Dillard's, Inc., Class A	70,400	5,943,872
Specialty Retail 7.5%
Aaron's, Inc.	284,487	8,153,397
Gap, Inc. (The)	200,300	9,193,770
Home Depot, Inc. (The)	86,200	6,812,386
PetSmart, Inc.	13,900	1,017,758
TJX Companies, Inc.	194,564	10,125,111
Total		35,302,422
Total Consumer Discretionary		89,213,218
Consumer Staples 12.9%
Beverages 1.9%
Coca-Cola Co. (The)	35,800	1,434,864
Coca-Cola Enterprises, Inc.	134,300	5,041,622
PepsiCo, Inc.	28,000	2,339,120
Total		8,815,606
Food & Staples Retailing 5.2%
CVS Caremark Corp.	22,200	1,365,078
Kroger Co. (The)	240,543	9,446,124
Safeway, Inc.	27,800	716,962
Wal-Mart Stores, Inc.	162,065	12,631,346
Total		24,159,510

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 1.6%
General Mills, Inc.	50,000	2,600,000
Hershey Co. (The)	43,300	4,107,871
Ingredion, Inc.	14,600	981,120
Total		7,688,991
Tobacco 4.2%
Altria Group, Inc.	282,024	9,887,761
Lorillard, Inc.	197,900	8,416,687
Philip Morris International, Inc.	16,700	1,489,306
Total		19,793,754
Total Consumer Staples		60,457,861
Energy 4.1%
Energy Equipment & Services 1.6%
Cameron International Corp.(a)	37,900	2,247,470
RPC, Inc.	371,000	5,312,720
Total		7,560,190
Oil, Gas & Consumable Fuels 2.5%
CVR Energy, Inc.	28,600	1,349,634
EOG Resources, Inc.	66,400	9,660,536
World Fuel Services Corp.	13,400	519,116
Total		11,529,286
Total Energy		19,089,476
Financials 5.1%
Capital Markets 0.7%
BlackRock, Inc.	10,900	3,073,364
Consumer Finance 0.1%
American Express Co.	5,300	390,981
Insurance 2.2%
Aon PLC	80,600	5,440,500
Prudential Financial, Inc.	64,400	5,085,668
Total		10,526,168
Real Estate Investment Trusts (REITs) 2.1%
Corrections Corp. of America	21,100	697,355
Extra Space Storage, Inc.	134,800	5,668,340
Simon Property Group, Inc.	23,000	3,681,380
Total		10,047,075
Total Financials		24,037,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 12.8%
Biotechnology 5.5%
Amgen, Inc.	28,500	3,086,265
Celgene Corp.(a)	47,700	7,005,222
Gilead Sciences, Inc.(a)	158,700	9,752,115
Onyx Pharmaceuticals, Inc.(a)	18,400	2,415,920
Regeneron Pharmaceuticals, Inc.(a)	4,600	1,242,276
Vertex Pharmaceuticals, Inc.(a)	29,800	2,378,040
Total		25,879,838
Health Care Equipment & Supplies 3.0%
Becton Dickinson and Co.	87,000	9,023,640
Medtronic, Inc.	92,200	5,093,128
Total		14,116,768
Health Care Providers & Services 1.5%
AmerisourceBergen Corp.	108,900	6,345,603
McKesson Corp.	5,400	662,364
Total		7,007,967
Pharmaceuticals 2.8%
Eli Lilly & Co.	161,219	8,562,341
Endo Health Solutions, Inc.(a)	43,200	1,661,472
Warner Chilcott PLC, Class A	127,300	2,712,763
Total		12,936,576
Total Health Care		59,941,149
Industrials 11.9%
Aerospace & Defense 2.0%
Lockheed Martin Corp.	77,900	9,357,348
Air Freight & Logistics 2.4%
United Parcel Service, Inc., Class B	131,300	11,396,840
Airlines 0.2%
Alaska Air Group, Inc.	11,900	727,923
Construction & Engineering 0.8%
AECOM Technology Corp.(a)	112,700	3,820,530
Electrical Equipment 3.3%
Emerson Electric Co.	165,356	10,147,898
Rockwell Automation, Inc.	38,000	3,680,300
Roper Industries, Inc.	11,500	1,448,540
Total		15,276,738

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrial Conglomerates 1.1%
Danaher Corp.	79,000	5,319,860
Machinery 1.1%
IDEX Corp.	86,500	5,159,725
Professional Services 0.2%
Dun & Bradstreet Corp. (The)	9,000	932,670
Road & Rail 0.4%
Landstar System, Inc.	22,000	1,189,320
Union Pacific Corp.	3,000	475,770
Total		1,665,090
Trading Companies & Distributors 0.4%
MRC Global, Inc.(a)	71,900	1,928,358
Total Industrials		55,585,082
Information Technology 25.1%
Communications Equipment 0.1%
QUALCOMM, Inc.	9,100	587,405
Computers & Peripherals 5.9%
Apple, Inc.	57,411	25,978,477
EMC Corp.	61,500	1,608,225
Total		27,586,702
Internet Software & Services 4.5%
Google, Inc., Class A(a)	18,240	16,189,824
VeriSign, Inc.(a)	103,200	4,937,088
Total		21,126,912
IT Services 5.2%
Accenture PLC, Class A	63,900	4,716,459
FleetCor Technologies, Inc.(a)	33,600	3,016,272
International Business Machines Corp.	21,020	4,099,741
Mastercard, Inc., Class A	20,200	12,334,322
Total		24,166,794
Semiconductors & Semiconductor Equipment 1.2%
Broadcom Corp., Class A	94,600	2,608,122
Intel Corp.	44,800	1,043,840
Linear Technology Corp.	1,600	64,896
LSI Corp.(a)	255,000	1,983,900
Total		5,700,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 8.2%
Cadence Design Systems, Inc.(a)	129,400	1,886,652
Microsoft Corp.(b)	663,290	21,112,521
Oracle Corp.	443,600	14,350,460
SolarWinds, Inc.(a)	34,800	1,235,052
Total		38,584,685
Total Information Technology		117,753,256
Materials 4.5%
Chemicals 3.9%
CF Industries Holdings, Inc.	23,000	4,508,230
LyondellBasell Industries NV, Class A	103,000	7,077,130
PPG Industries, Inc.	36,600	5,872,104
Westlake Chemical Corp.	5,000	520,100
Total		17,977,564
Paper & Forest Products 0.6%
International Paper Co.	61,000	2,946,910
Total Materials		20,924,474
Telecommunication Services 2.6%
Diversified Telecommunication Services 2.6%
Verizon Communications, Inc.	247,400	12,241,352
Total Telecommunication Services		12,241,352

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 0.5%
Gas Utilities 0.5%
Questar Corp.	91,600	2,185,576
Total Utilities		2,185,576
Total Common Stocks (Cost: $365,396,020)		461,429,032

Money Market Funds 1.5%

Columbia Short-Term Cash Fund, 0.191%(c)(d)	6,931,994	6,931,994
Total Money Market Funds (Cost: $6,931,994)		6,931,994
Total Investments (Cost: $372,328,014)		468,361,026
Other Assets & Liabilities, Net		28,319
Net Assets		468,389,345

Investments in Derivatives

Futures Contracts Outstanding at July 31, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	17	7,142,125	September 2013	—	(29,959)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At July 31, 2013, investments in securities included securities valued at $1,248,128 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,515,604	131,422,531	(133,006,141)	6,931,994	12,983	6,931,994

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Growth Quantitative Fund

Portfolio of Investments (continued)

July 31, 2013

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	89,213,218	—	—	89,213,218
Consumer Staples	60,457,861	—	—	60,457,861
Energy	19,089,476	—	—	19,089,476
Financials	24,037,588	—	—	24,037,588
Health Care	59,941,149	—	—	59,941,149
Industrials	55,585,082	—	—	55,585,082
Information Technology	117,753,256	—	—	117,753,256
Materials	20,924,474	—	—	20,924,474
Telecommunication Services	12,241,352	—	—	12,241,352
Utilities	2,185,576	—	—	2,185,576
Total Equity Securities	461,429,032	—	—	461,429,032
Mutual Funds
Money Market Funds	6,931,994	—	—	6,931,994
Total Mutual Funds	6,931,994	—	—	6,931,994
Investments in Securities	468,361,026	—	—	468,361,026
Derivatives
Liabilities
Futures Contracts	(29,959)	—	—	(29,959)
Total	468,331,067	—	—	468,331,067

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $365,396,020)	$461,429,032
Affiliated issuers (identified cost $6,931,994)	6,931,994
Total investments (identified cost $372,328,014)	468,361,026
Receivable for:
Capital shares sold	459,558
Dividends	235,049
Prepaid expenses	6,422
Total assets	469,062,055
Liabilities
Payable for:
Capital shares purchased	515,762
Variation margin	17,228
Investment management fees	8,852
Distribution and/or service fees	1,905
Transfer agent fees	39,393
Administration fees	770
Compensation of board members	32,640
Expense reimbursement due to Investment Manager	2
Other expenses	56,158
Total liabilities	672,710
Net assets applicable to outstanding capital stock	$468,389,345
Represented by
Paid-in capital	$302,769,118
Undistributed net investment income	3,462,227
Accumulated net realized gain	66,154,947
Unrealized appreciation (depreciation) on:
Investments	96,033,012
Futures contracts	(29,959)
Total — representing net assets applicable to outstanding capital stock	$468,389,345

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Growth Quantitative Fund

Statement of Assets and Liabilities (continued)

July 31, 2013

Class A
Net assets	$260,590,469
Shares outstanding	28,811,653
Net asset value per share	$9.04
Maximum offering price per share(a)	$9.59
Class B
Net assets	$1,021,638
Shares outstanding	114,309
Net asset value per share	$8.94
Class C
Net assets	$2,891,663
Shares outstanding	325,040
Net asset value per share	$8.90
Class I
Net assets	$201,700,397
Shares outstanding	22,031,582
Net asset value per share	$9.16
Class K(b)
Net assets	$9,143
Shares outstanding	1,000
Net asset value per share	$9.14
Class R
Net assets	$123,227
Shares outstanding	13,604
Net asset value per share	$9.06
Class R5
Net assets	$2,709
Shares outstanding	293
Net asset value per share	$9.25
Class W
Net assets	$1,796,460
Shares outstanding	197,872
Net asset value per share	$9.08
Class Z
Net assets	$253,639
Shares outstanding	27,908
Net asset value per share	$9.09

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Growth Quantitative Fund

Statement of Operations

Year Ended July 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$12,793,714
Dividends — affiliated issuers	12,983
Income from securities lending — net	210,875
Foreign taxes withheld	(13,254)
Total income	13,004,318
Expenses:
Investment management fees	3,701,363
Distribution and/or service fees
Class A	731,974
Class B	11,735
Class C	25,956
Class R	431
Class W	123,045
Transfer agent fees
Class A	598,113
Class B	2,388
Class C	5,256
Class K(a)	4
Class R	170
Class R5(b)	1
Class W	110,341
Class Z	969
Administration fees	321,329
Plan administration fees
Class K(a)	22
Compensation of board members	24,091
Custodian fees	11,201
Printing and postage fees	118,553
Registration fees	67,962
Professional fees	35,412
Total expenses	5,890,316
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(137,896)
Total net expenses	5,752,420
Net investment income	7,251,898
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	77,894,635
Futures contracts	2,235,964
Net realized gain	80,130,599
Net change in unrealized appreciation (depreciation) on:
Investments	3,241,626
Futures contracts	(319,241)
Net change in unrealized appreciation (depreciation)	2,922,385
Net realized and unrealized gain	83,052,984
Net increase in net assets resulting from operations	$90,304,882

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2013(a)	Year Ended July 31, 2012(b)	Year Ended September 30, 2011
Operations
Net investment income	$7,251,898	$5,734,414	$7,263,195
Net realized gain	80,130,599	43,907,173	92,056,330
Net change in unrealized appreciation (depreciation)	2,922,385	77,496,691	(58,245,454)
Net increase in net assets resulting from operations	90,304,882	127,138,278	41,074,071
Distributions to shareholders
Net investment income
Class A	(4,655,743)	(2,197,708)	(2,322,522)
Class B	(4,548)	—
Class C	(19,976)	(1,344)	(130)
Class I	(3,477,463)	(2,056,677)	(2,610,778)
Class K(c)	(141)	(91)	(65)
Class R	(1,716)	(48)	(39)
Class R5	(48)	—	—
Class W	(1,330,975)	(549,906)	(1,066,588)
Class Z	(9,356)	(1,830)	(194)
Net realized gains
Class A	(27,358,451)	(43,181,873)	(17,771,094)
Class B	(101,944)	(238,206)	(136,041)
Class C	(221,411)	(280,056)	(93,287)
Class I	(15,926,638)	(22,684,983)	(11,941,305)
Class K(c)	(751)	(1,279)	(467)
Class R	(8,615)	(1,279)	(467)
Class R5	(220)	—	—
Class W	(7,835,286)	(11,733,225)	(8,756,783)
Class Z	(46,698)	(22,545)	(892)
Total distributions to shareholders	(60,999,980)	(82,951,050)	(44,700,652)
Increase (decrease) in net assets from capital stock activity	(129,710,296)	(49,978,010)	(173,894,151)
Total decrease in net assets	(100,405,394)	(5,790,782)	(177,520,732)
Net assets at beginning of year	568,794,739	574,585,521	752,106,253
Net assets at end of year	$468,389,345	$568,794,739	$574,585,521
Undistributed net investment income	$3,462,227	$5,710,295	$4,787,460

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) For the period October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	8,197,699	71,022,280	1,762,074	14,645,155	9,061,583	78,901,223
Distributions reinvested	4,116,968	31,947,673	6,023,174	44,993,103	2,283,735	19,914,167
Redemptions	(17,397,294)	(147,217,695)	(13,232,091)	(113,079,533)	(13,224,707)	(118,584,834)
Net decrease	(5,082,627)	(44,247,742)	(5,446,843)	(53,441,275)	(1,879,389)	(19,769,444)
Class B shares
Subscriptions	6,631	56,209	23,247	191,901	20,312	181,029
Distributions reinvested	13,799	106,248	31,830	235,221	15,480	133,903
Redemptions(c)	(55,696)	(473,751)	(100,180)	(824,945)	(153,580)	(1,400,495)
Net decrease	(35,266)	(311,294)	(45,103)	(397,823)	(117,788)	(1,085,563)
Class C shares
Subscriptions	81,658	684,050	110,643	905,638	60,153	536,979
Distributions reinvested	20,258	155,173	21,629	159,844	5,713	49,417
Redemptions	(78,370)	(645,161)	(50,414)	(416,576)	(50,124)	(435,315)
Net increase	23,546	194,062	81,858	648,906	15,742	151,081
Class I shares
Subscriptions	657,531	5,585,568	6,121,042	51,603,405	1,888,271	17,066,004
Distributions reinvested	2,478,115	19,403,644	3,285,652	24,740,962	1,655,495	14,551,798
Redemptions	(3,285,026)	(28,511,309)	(7,229,446)	(61,532,563)	(10,654,518)	(98,177,673)
Net increase (decrease)	(149,380)	(3,522,097)	2,177,248	14,811,804	(7,110,752)	(66,559,871)
Class R shares
Subscriptions	15,366	135,196	—	—	—	—
Distributions reinvested	1,212	9,431	—	—	—	—
Redemptions	(3,974)	(34,243)	—	—	—	—
Net increase	12,604	110,384	—	—	—	—
Class R5 shares
Subscriptions	293	2,500	—	—	—	—
Net increase	293	2,500	—	—	—	—
Class W shares
Subscriptions	1,841,648	15,682,940	1,938,898	16,399,225	2,747,164	24,284,312
Distributions reinvested	1,175,097	9,165,758	1,637,650	12,282,365	1,122,637	9,823,071
Redemptions	(13,144,803)	(106,604,703)	(4,656,595)	(40,561,600)	(13,607,899)	(120,877,826)
Net decrease	(10,128,058)	(81,756,005)	(1,080,047)	(11,880,010)	(9,738,098)	(86,770,443)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Growth Quantitative Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2013(a)		Year Ended July 31, 2012(b)		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	45,616	394,838	45,685	365,184	24,878	229,182
Distributions reinvested	6,832	53,150	1,653	12,384	104	917
Redemptions	(75,681)	(628,092)	(11,581)	(97,180)	(9,895)	(90,010)
Net increase (decrease)	(23,233)	(180,104)	35,757	280,388	15,087	140,089
Total net decrease	(15,382,121)	(129,710,296)	(4,277,130)	(49,978,010)	(18,815,198)	(173,894,151)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to January 31, 2013.

(b) For the period October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c) Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Growth Quantitative Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended July 31,			Year Ended September 30,
Class A	2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$8.47	$8.04		$8.32		$7.50	$7.65		$10.36
Income from investment operations:
Net investment income	0.10	0.07		0.08		0.04	0.05		0.05
Net realized and unrealized gain (loss)	1.35	1.70		0.17		0.81	(0.16)		(2.71)
Total from investment operations	1.45	1.77		0.25		0.85	(0.11)		(2.66)
Less distributions to shareholders:
Net investment income	(0.13)	(0.06)		(0.06)		(0.03)	(0.04)		(0.04)
Net realized gains	(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.88)	(1.34)		(0.53)		(0.03)	(0.04)		(0.05)
Net asset value, end of period	$9.04	$8.47		$8.04		$8.32	$7.50		$7.65
Total return	18.82%	24.31%		2.49%		11.39%	(1.27%)		(25.78%)
Ratios to average net assets(c)
Total gross expenses	1.25%	1.29	%(d)	1.23%		1.23%	1.22%		1.13%
Total net expenses(e)	1.22%	1.19	%(d)(f)	1.23	%(f)	1.21%	1.22%		1.13%
Net investment income	1.16%	1.07	%(d)	0.88%		0.51%	0.71%		0.51%
Supplemental data
Net assets, end of period (in thousands)	$260,590	$286,932		$316,366		$343,147	$274,024		$25,776
Portfolio turnover	96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class B	2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$8.34	$7.93		$8.22		$7.43	$7.58		$10.33
Income from investment operations:
Net investment income (loss)	0.04	0.02		0.01		(0.02)	(0.00	)(b)	(0.02)
Net realized and unrealized gain (loss)	1.34	1.67		0.17		0.81	(0.15)		(2.69)
Total from investment operations	1.38	1.69		0.18		0.79	(0.15)		(2.71)
Less distributions to shareholders:
Net investment income	(0.03)	—		—		—	(0.00	)(b)	(0.03)
Net realized gains	(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.78)	(1.28)		(0.47)		—	(0.00	)(b)	(0.04)
Net asset value, end of period	$8.94	$8.34		$7.93		$8.22	$7.43		$7.58
Total return	18.11%	23.37%		1.68%		10.63%	(1.97%)		(26.35%)
Ratios to average net assets(c)
Total gross expenses	1.99%	2.06	%(d)	1.97%		2.00%	1.99%		1.89%
Total net expenses(e)	1.97%	1.94	%(d)(f)	1.97	%(f)	1.98%	1.99%		1.89%
Net investment income (loss)	0.43%	0.34	%(d)	0.12%		(0.30%)	(0.02%)		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$1,022	$1,248		$1,543		$2,568	$3,579		$2,912
Portfolio turnover	96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class C	2013	2012(a)		2011		2010	2009		2008
Per share data
Net asset value, beginning of period	$8.34	$7.93		$8.22		$7.43	$7.58		$10.33
Income from investment operations:
Net investment income (loss)	0.03	0.02		0.01		(0.02)	0.00	(b)	(0.02)
Net realized and unrealized gain (loss)	1.35	1.68		0.17		0.81	(0.15)		(2.70)
Total from investment operations	1.38	1.70		0.18		0.79	(0.15)		(2.72)
Less distributions to shareholders:
Net investment income	(0.07)	(0.01)		(0.00	)(b)	—	—		(0.02)
Net realized gains	(0.75)	(1.28)		(0.47)		—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.82)	(1.29)		(0.47)		—	(0.00	)(b)	(0.03)
Net asset value, end of period	$8.90	$8.34		$7.93		$8.22	$7.43		$7.58
Total return	18.12%	23.46%		1.69%		10.63%	(1.98%)		(26.39%)
Ratios to average net assets(c)
Total gross expenses	1.99%	2.04	%(d)	1.98%		1.99%	1.98%		1.90%
Total net expenses(e)	1.97%	1.94	%(d)(f)	1.98	%(f)	1.96%	1.98%		1.90%
Net investment income (loss)	0.37%	0.30	%(d)	0.13%		(0.25%)	0.01%		(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$2,892	$2,515		$1,742		$1,676	$1,561		$1,726
Portfolio turnover	96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class I	2013	2012(a)		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$8.56	$8.14		$8.41	$7.57	$7.68		$10.37
Income from investment operations:
Net investment income	0.13	0.11		0.13	0.08	0.08		0.08
Net realized and unrealized gain (loss)	1.38	1.71		0.17	0.81	(0.14)		(2.71)
Total from investment operations	1.51	1.82		0.30	0.89	(0.06)		(2.63)
Less distributions to shareholders:
Net investment income	(0.16)	(0.12)		(0.10)	(0.05)	(0.05)		(0.05)
Net realized gains	(0.75)	(1.28)		(0.47)	—	(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.91)	(1.40)		(0.57)	(0.05)	(0.05)		(0.06)
Net asset value, end of period	$9.16	$8.56		$8.14	$8.41	$7.57		$7.68
Total return	19.51%	24.64%		3.06%	11.84%	(0.56%)		(25.50%)
Ratios to average net assets(c)
Total gross expenses	0.79%	0.80	%(d)	0.73%	0.71%	0.72%		0.71%
Total net expenses(e)	0.78%	0.75	%(d)	0.73%	0.71%	0.72%		0.71%
Net investment income	1.56%	1.49	%(d)	1.38%	1.00%	1.27%		0.89%
Supplemental data
Net assets, end of period (in thousands)	$201,700	$189,839		$162,770	$228,158	$206,056		$161,646
Portfolio turnover	96%	65%		57%	98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class K(a)	2013	2012(b)		2011	2010	2009		2008
Per share data
Net asset value, beginning of period	$8.55	$8.12		$8.39	$7.54	$7.68		$10.36
Income from investment operations:
Net investment income	0.11	0.09		0.10	0.05	0.06		0.08
Net realized and unrealized gain (loss)	1.37	1.71		0.16	0.83	(0.16)		(2.71)
Total from investment operations	1.48	1.80		0.26	0.88	(0.10)		(2.63)
Less distributions to shareholders:
Net investment income	(0.14)	(0.09)		(0.06)	(0.03)	(0.04)		(0.04)
Net realized gains	(0.75)	(1.28)		(0.47)	—	(0.00	)(c)	(0.01)
Total distributions to shareholders	(0.89)	(1.37)		(0.53)	(0.03)	(0.04)		(0.05)
Net asset value, end of period	$9.14	$8.55		$8.12	$8.39	$7.54		$7.68
Total return	19.08%	24.45%		2.64%	11.68%	(1.10%)		(25.49%)
Ratios to average net assets(d)
Total gross expenses	1.09%	1.10	%(e)	1.03%	1.04%	1.02%		1.00%
Total net expenses(f)	1.05%	1.04	%(e)	1.01%	1.04%	0.98%		0.81%
Net investment income	1.31%	1.24	%(e)	1.10%	0.63%	1.01%		0.84%
Supplemental data
Net assets, end of period (in thousands)	$9	$9		$8	$8	$8		$22
Portfolio turnover	96%	65%		57%	98%	58%		70%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class R	2013	2012(a)		2011	2010		2009		2008
Per share data
Net asset value, beginning of period	$8.52	$8.08		$8.37	$7.53		$7.65		$10.34
Income from investment operations:
Net investment income	0.04	0.06		0.06	0.02		0.03		0.03
Net realized and unrealized gain (loss)	1.40	1.71		0.16	0.82		(0.14)		(2.70)
Total from investment operations	1.44	1.77		0.22	0.84		(0.11)		(2.67)
Less distributions to shareholders:
Net investment income	(0.15)	(0.05)		(0.04)	(0.00	)(b)	(0.01)		(0.01)
Net realized gains	(0.75)	(1.28)		(0.47)	—		(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.90)	(1.33)		(0.51)	(0.00	)(b)	(0.01)		(0.02)
Net asset value, end of period	$9.06	$8.52		$8.08	$8.37		$7.53		$7.65
Total return	18.65%	24.04%		2.10%	11.17%		(1.38%)		(25.86%)
Ratios to average net assets(c)
Total gross expenses	1.49%	1.53	%(d)	1.47%	1.50%		1.53%		1.51%
Total net expenses(e)	1.48%	1.44	%(d)	1.47%	1.50%		1.45%		1.26%
Net investment income	0.44%	0.85	%(d)	0.64%	0.21%		0.53%		0.35%
Supplemental data
Net assets, end of period (in thousands)	$123	$9		$8	$8		$8		$8
Portfolio turnover	96%	65%		57%	98%		58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.54
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	1.56
Total from investment operations	1.63
Less distributions to shareholders:
Net investment income	(0.17)
Net realized gains	(0.75)
Total distributions to shareholders	(0.92)
Net asset value, end of period	$9.25
Total return	20.86%
Ratios to average net assets(b)
Total gross expenses	0.79	%(c)
Total net expenses(d)	0.76	%(c)
Net investment income	1.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	96%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class W	2013	2012(a)		2011		2010	2009		2008(b)
Per share data
Net asset value, beginning of period	$8.50	$8.07		$8.35		$7.52	$7.66		$8.80
Income from investment operations:
Net investment income	0.14	0.07		0.08		0.04	0.05		0.01
Net realized and unrealized gain (loss)	1.32	1.70		0.16		0.83	(0.15)		(1.15)
Total from investment operations	1.46	1.77		0.24		0.87	(0.10)		(1.14)
Less distributions to shareholders:
Net investment income	(0.13)	(0.06)		(0.05)		(0.04)	(0.04)		—
Net realized gains	(0.75)	(1.28)		(0.47)		—	(0.00	)(c)	—
Total distributions to shareholders	(0.88)	(1.34)		(0.52)		(0.04)	(0.04)		—
Net asset value, end of period	$9.08	$8.50		$8.07		$8.35	$7.52		$7.66
Total return	18.85%	24.13%		2.43%		11.54%	(1.18%)		(12.95%)
Ratios to average net assets(d)
Total gross expenses	1.26%	1.30	%(e)	1.23%		1.16%	1.17%		1.13	%(e)
Total net expenses(f)	1.21%	1.19	%(e)(g)	1.23	%(g)	1.16%	1.17%		1.13	%(e)
Net investment income	1.65%	1.03	%(e)	0.91%		0.55%	0.72%		0.98	%(e)
Supplemental data
Net assets, end of period (in thousands)	$1,796	$87,810		$92,023		$176,538	$188,126		$4
Portfolio turnover	96%	65%		57%		98%	58%		70%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from August 1, 2008 (commencement of operations) to September 30, 2008.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Large Growth Quantitative Fund

Financial Highlights (continued)

	Year Ended July 31,			Year Ended September 30,
Class Z	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$8.51	$8.10		$8.42		$8.42
Income from investment operations:
Net investment income	0.13	0.08		0.11		0.00	(c)
Net realized and unrealized gain	1.35	1.71		0.14		0.00	(c)
Total from investment operations	1.48	1.79		0.25		0.00	(c)
Less distributions to shareholders:
Net investment income	(0.15)	(0.10)		(0.10)		—
Net realized gains	(0.75)	(1.28)		(0.47)		—
Total distributions to shareholders	(0.90)	(1.38)		(0.57)		—
Net asset value, end of period	$9.09	$8.51		$8.10		$8.42
Total return	19.19%	24.46%		2.43%		0.00	%(c)
Ratios to average net assets(d)
Total gross expenses	1.02%	1.02	%(e)	0.98%		0.95	%(e)
Total net expenses(f)	0.98%	0.92	%(e)(g)	0.98	%(g)	0.95	%(e)
Net investment income	1.49%	1.19	%(e)	1.25%		3.19	%(e)
Supplemental data
Net assets, end of period (in thousands)	$254	$435		$125		$3
Portfolio turnover	96%	65%		57%		98%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Large Growth Quantitative Fund

Notes to Financial Statements

July 31, 2013

Note 1. Organization

Columbia Large Growth Quantitative Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such

Annual Report 2013
27

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund's risk of loss from counterparty credit risk on over-the-counter (OTC) derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund and the amount of any initial margin held by the counterparty. With exchange traded or centrally cleared derivatives, there is minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Annual Report 2013
28

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits on futures contracts. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. In the event of a bankruptcy or insolvency of a futures commission merchant that holds the margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, resulting in a loss. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2013:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	29,959	*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2013
29

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,235,964
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(319,241)

The following table is a summary of the volume of derivative instruments for the year ended July 31, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	682

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Annual Report 2013
30

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2013, other expenses paid to this company were $2,596.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

Annual Report 2013
31

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

For the year ended July 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R5	0.05
Class W	0.22
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class' initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2013, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $99,000 and $21,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2013, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $54,448 for Class A and $712 for Class C shares for the year ended July 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2012 through November 30, 2013		Prior to December 1, 2012
Class A	1.28%		1.17%
Class B	2.03		1.92
Class C	2.03		1.92
Class I	0.87		0.74
Class K	1.17		1.04
Class R	1.53		1.42
Class R5	0.92	*	0.79
Class W	1.28		1.17
Class Z	1.03		0.92

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 30, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2013
32

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized gain	$(3,000,000)
Paid-in capital	3,000,000

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2013	2012
Ordinary income	$9,499,966	$28,306,423
Long-term capital gains	51,500,014	54,644,627
Tax return of capital		—
Total	$60,999,980	$82,951,050

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,318,563
Undistributed accumulated long-term gain	41,699,641
Unrealized appreciation	95,634,774

At July 31, 2013, the cost of investments for federal income tax purposes was $372,726,252 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$97,928,855
Unrealized depreciation	(2,294,081)
Net unrealized appreciation	$95,634,774

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $505,263,344 and $685,640,626, respectively, for the year ended July 31, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended July 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2013
33

Columbia Large Growth Quantitative Fund

Notes to Financial Statements (continued)

July 31, 2013

Note 8. Shareholder Concentration

At July 31, 2013, affiliated shareholder accounts owned 88.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2013.

Note 10. Significant Risks

Technology and Technology-related Investment Risk

The Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise

Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
34

Columbia Large Growth Quantitative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Large Growth Quantitative Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund (the "Fund") (a series of Columbia Funds Series Trust II) at July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2013 by correspondence with the custodian, brokers and transfer agent, provides a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Fund for the periods ended July 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated September 24, 2012 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 20, 2013

Annual Report 2013
35

Columbia Large Growth Quantitative Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	74.12%
Dividends Received Deduction	71.17%
Capital Gain Dividend	$97,859,638

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
36

Columbia Large Growth Quantitative Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	130	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	130	Director, Cobra Electronics
				Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
37

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	132

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
38

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

			184	Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
39

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008 and senior officer of various affiliated funds since 2000

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2010

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
40

Columbia Large Growth Quantitative Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
41

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Growth Quantitative Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Trustees in their review of IMS fees, expense caps and Ameriprise Financial's profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management's fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. In this regard, the Independent Trustees took into account their comprehensive discussions with Columbia Management's Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Trustees also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Trustees also observed the materials demonstrating the strength and depth of Columbia Management's equity and fixed income research departments.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In

Annual Report 2013
42

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services
Agreement (continued)

addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance was appropriate in light of the particular management style involved and the particular market environment.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant's report that concluded that: (i) the Funds' standardized investment management fee rates, particularly in the context of the current competitive fee landscape, were within a reasonable range; and (ii) the Funds' expense cap philosophy of assuring that each Fund's total expense ratio is not above its peer universe median ratio is reasonable. The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant's report that concluded that Columbia Management's profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Annual Report 2013
43

Columbia Large Growth Quantitative Fund

Approval of Investment Management Services
Agreement (continued)

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2013
44

Columbia Large Growth Quantitative Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Large Growth Quantitative Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN178_07_C01_(09/13)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$282,600	$316,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$6,800	$8,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed upon procedures related to fund mergers.

The fees for the fiscal year ended July 31, 2013 and July 31, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$5,300	$9,800

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant and issuance of consents for Form N-14 merger filings. Fiscal year 2012 includes fees billed for the review of yield calculations.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$52,700	$48,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2012 also includes Tax Fees for review of a final tax return and foreign tax filings.

The fees for the fiscal year ended July 31, 2013 and July 31, 2012 shown below, for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$0	$121,500

In fiscal year 2012, these fees consist of fees billed for a subscription to a tax database and tax consulting services.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$227,500	$191,000

In fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2013 and July 31, 2012 are approximately as follows:

2013	2012
$292,300	$378,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 23, 2013